As filed with the Securities and Exchange Commission on March 11, 2016

File No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.

☐ Post-Effective Amendment No.

NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND

(Exact Name of Registrant as Specified in Charter)

333 West Wacker Drive

Chicago, Illinois 60606

(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

(800) 257-8787

(Area Code and Telephone Number)

Kevin J. McCarthy

Vice President and Secretary

Nuveen Investments

333 West Wacker Drive

Chicago, Illinois 60606

(Name and Address of Agent for Service)

Copies to:

Deborah Bielicke Eades Vedder Price P.C. 222 North LaSalle Street Chicago, Illinois 60601	Eric F. Fess Chapman and Cutler LLP 111 West Monroe Street Chicago, Illinois 60603

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Shares of Beneficial Interest, $0.01 Par Value Per Share	1,000 Shares	$15.74(2)	$15,740	$1.59

(1)	Estimated solely for the purpose of calculating the registration fee.
(2)	Net asset value per common share on March 4, 2016.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

IMPORTANT NOTICE TO COMMON SHAREHOLDERS OF

NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND (NAD)

NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC. (NPI)

NUVEEN INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQM)

NUVEEN SELECT QUALITY MUNICIPAL FUND, INC. (NQS)

AND

NUVEEN PREMIER MUNICIPAL INCOME FUND, INC. (NPF)

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

[●], 2016

Although we recommend that you read the complete Joint Proxy Statement/Prospectus, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.	Why am I receiving the enclosed Joint Proxy Statement/Prospectus?

A.	You are receiving the Joint Proxy Statement/Prospectus as a holder of common shares of a Fund in connection with the annual shareholder meetings of Nuveen Dividend Advantage Municipal Fund (the “Acquiring Fund”), Nuveen Premium Income Municipal Fund, Inc. (“Premium Income”), Nuveen Investment Quality Municipal Fund, Inc. (“Investment Quality”), Nuveen Select Quality Municipal Fund, Inc. (“Select Quality”) and Nuveen Premier Municipal Income Fund, Inc. (“Premier Income” and together with Premium Income, Investment Quality and Select Quality, the “Target Funds” or each individually, a “Target Fund”).

At the annual meetings, common shareholders of the Funds will vote on the following proposals, as applicable:

•

(All Funds) the election of members of each Fund’s Board of Directors or Board of Trustees, as applicable (each, a “Board” or the “Board”) (the list of specific nominees is contained in the enclosed Joint Proxy Statement/Prospectus);

•

(Target Funds only) the reorganization of each of Premium Income, Investment Quality, Select Quality and Premier Income into the Acquiring Fund (each, a “Reorganization” and together, the “Reorganizations”); and

•	(Acquiring Fund only) the issuance of additional common shares by the Acquiring Fund in connection with the Reorganizations.

Your Fund’s Board, including the independent Board members, unanimously recommends that you vote FOR each proposal applicable to your Fund.

Proposals Regarding the Reorganizations

Q.	Why has each Fund’s Board recommended the Reorganization proposal(s)?

A.	Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), the Funds’ investment adviser, recommended the proposed Reorganizations as part of a broad initiative to restructure the product offerings of Nuveen’s leveraged national municipal closed-end funds by creating fewer funds with greater scale and more clearly differentiated and competitive investment mandates. Each Fund’s Board has determined that its respective Reorganization(s) would be in the best interests of its Fund and has approved its Fund’s Reorganization(s).

The proposed Reorganizations are intended to create a combined fund that may benefit from anticipated operating efficiencies and economies of scale. The proposed Reorganizations are intended to (1) result in lower total expenses per common share (excluding the costs of leverage) for shareholders of each Fund (as shareholders of the combined fund following the Reorganizations), due to economies of scale resulting from the larger size of the combined fund, which are expected to result in higher distributions; (2) enhance the secondary trading market for common shares of the Acquiring Fund as a result of the greater share volume of the combined fund; and (3) increase portfolio and leverage management flexibility due to the significantly larger asset base of the combined fund. The realization of these benefits from the Reorganization is intended to result in increased market interest in the combined fund, which could lower the trading discount to net asset value of common shares over time. As a result of differences in the cost of leverage, the projected total expense ratio (including the costs of leverage) of the combined fund as of the date presented in the Comparative Fee Table on page 41 of the Joint Proxy Statement/Prospectus is lower than the total expense ratio (including the costs of leverage) for each of Investment Quality, Select Quality and Premier Income but higher than the total expense ratio (including the costs of leverage) for the Acquiring Fund and Premium Income.

Upon the closing of the Reorganizations, the Acquiring Fund’s name will be changed to “Nuveen Enhanced Quality Municipal Income Fund.”

Q.	What are the anticipated benefits of the proposed Reorganizations to common shareholders?

A.	Based on information provided by Nuveen Fund Advisors, each Fund’s Board believes that the proposed Reorganizations may benefit common shareholders in a number of ways, including, among other things:

•

Lower fees and operating expenses per common share (excluding the costs of leverage) for shareholders of each Fund (as shareholders of the combined fund following the Reorganizations) as the combined fund’s size results in a lower effective management fee rate based on managed assets (which includes assets attributable to leverage), which could result in higher distributions to common shareholders;

•	Improved secondary market trading for common shares as a result of the combined fund’s greater share volume, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements;

•

The potential for higher common share net earnings over time from increased operating economies of scale, which may support higher distribution rates in the future and increase investor interest in the combined fund, and, in turn, may lower the trading discount to net asset value of common shares; and

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•	Increased portfolio and leverage management flexibility due to the significantly larger asset base of the combined fund.

Q.	What proposals will shareholders of the Funds be asked to vote on in connection with the proposed Reorganizations?

A.	Shareholders of each Target Fund will be asked to vote on an Agreement and Plan of Reorganization, with common shareholders and preferred shareholders voting together as a single class and preferred shareholders also voting separately. Shareholders of the Acquiring Fund will be asked to vote on the issuance of additional common shares in connection with the Reorganizations, with common shareholders and preferred shareholders voting together as a single class and common shareholders also voting separately. In addition, preferred shareholders of the Acquiring Fund will be asked to vote on the Agreement and Plan of Reorganization. The Funds are separately soliciting the votes of the holders of their preferred shares through separate proxy statements.

Q.	As a result of the Reorganizations, will shareholders of the Target Funds receive new shares in exchange for their current shares?

A.	Yes. Upon the closing of the Reorganizations, Target Fund shareholders will become shareholders of the Acquiring Fund. Holders of common shares of each Target Fund will receive newly issued common shares of the Acquiring Fund, with cash being distributed in lieu of fractional common shares. The aggregate net asset value, as of the close of trading on the business day immediately prior to the closing of the Reorganizations, of the Acquiring Fund common shares received by Target Fund shareholders (including, for this purpose, fractional Acquiring Fund common shares to which shareholders would be entitled) will be equal to the aggregate net asset value of the common shares of such Target Fund held by its shareholders as of such time. Fractional shares will be aggregated and sold on the open market, and shareholders will receive cash in lieu of such fractional shares.

Shareholders of the Acquiring Fund will remain shareholders of the Acquiring Fund following the Reorganizations. Following the Reorganizations, common shareholders of the Funds will hold a smaller percentage of the outstanding common shares of the combined fund as compared to their percentage holdings of their respective Fund prior to the Reorganizations, and thus, a reduced percentage of ownership in the larger combined entity than they held in the Acquiring Fund or Target Fund individually.

Q.	How will the Reorganizations impact fees and expenses?

A.

The contractual management fee schedule of the Acquiring Fund provides for a lower effective fund-level management fee rate payable with respect to managed assets over $5 billion. Consequently, the pro forma management fee of the combined fund, expressed as a percentage of net assets applicable to common shares as of October 31, 2015, is estimated to be lower than the management fee rate for each stand-alone Fund as of that date. In addition, the pro forma total annual expenses (excluding the costs of leverage) of the combined fund are expected to be lower than each stand-alone Fund. However, as a result of differences in the cost of leverage, the pro forma total annual expenses (including the costs of leverage) of the combined fund are expected to be lower than the total annual expenses of Investment Quality, Select Quality and

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Premier Income but higher than the total annual expenses of the Acquiring Fund and Premium Income, in each case, as a percentage of net assets applicable to common shares. See the Comparative Fee Table on page 41 of the enclosed Joint Proxy Statement/Prospectus.

Q.	How will preferred shareholders be affected by the Reorganizations?

A.	The Acquiring Fund has one series of Variable Rate MuniFund Term Preferred Shares (“VMTP Shares”) outstanding as of the date of the enclosed Joint Proxy Statement/Prospectus, and these shares will remain outstanding following the Reorganizations. Each of Premium Income and Investment Quality has one series of VMTP Shares outstanding as of the date of the enclosed Joint Proxy Statement/Prospectus, and each of Investment Quality, Select Quality and Premier Income has one series of Variable Rate Demand Preferred Shares (“VRDP Shares”) outstanding as of the date of the enclosed Joint Proxy Statement/Prospectus. Upon the closing of the Reorganizations of Premium Income and Investment Quality, holders of VMTP Shares of Premium Income and Investment Quality will receive, on a one-for-one basis, newly issued VMTP Shares of the Acquiring Fund having substantially identical terms, as of the closing of the Reorganizations, as the VMTP Shares of Premium Income and Investment Quality, as applicable, exchanged therefor. Upon the closing of the Reorganizations of Investment Quality, Select Quality and Premier Income, holders of VRDP Shares of Investment Quality, Select Quality and Premier Income will receive, on a one-for-one basis, newly issued VRDP Shares of the Acquiring Fund having substantially similar terms, as of the closing of the Reorganizations, as the VRDP Shares of Investment Quality, Select Quality and Premier Income, as applicable, exchanged therefor. The outstanding preferred shares of the Acquiring Fund and the preferred shares to be issued by the Acquiring Fund in the Reorganizations will have equal priority with each other and with any other preferred shares that the Acquiring Fund may issue in the future as to the payment of dividends and the distribution of assets upon the dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

Following the Reorganizations, holders of preferred shares of the combined fund will hold a smaller percentage of the outstanding preferred shares of the combined fund as compared to their percentage holdings of their respective Fund prior to the Reorganizations. Additionally, the combined fund will have multiple series of preferred shares outstanding and multiple types of preferred shares outstanding. The different types of preferred shares have different characteristics and features, which are described in more detail in the Joint Proxy Statement/Prospectus. See “Proposal No. 2—C. Information About the Reorganizations—Description of VMTP Shares to Be Issued by the Acquiring Fund” beginning on page 78,“Proposal No. 2—C. Information About the Reorganizations—Description of VRDP Shares to Be Issued by the Acquiring Fund” beginning on page 79 and “Additional Information About the Acquiring Fund—Description of Outstanding Acquiring Fund VMTP Shares” beginning on page 102. In addition, the voting power of certain series of preferred shares may be more concentrated than others. The VMTP Shares of the Acquiring Fund, Premium Income and Investment Quality are currently owned by a single institutional investor or a single group of affiliated institutional investors.

Q.	Will the Reorganizations impact Fund distributions to common shareholders?

A.

In considering the Reorganizations, each Fund’s Board took into account information from the Funds’ investment adviser indicating that the Reorganizations are expected to result in the same or higher distribution rates for common shareholders of each Fund (as common shareholders of

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the combined fund following the Reorganizations) in the short-term. The Board also took into account information from the Funds’ investment adviser that the Reorganizations, and certain policy changes that took effect in February 2016, are expected to result in higher common share net earnings over time, which may support higher distribution rates in the future.

Q.	Do the Funds have similar investment objectives, policies and risks?

A.	Yes. The Funds have similar investment objectives, policies and risks. While there are certain wording differences among the Funds’ investment objectives, each Fund seeks to provide current income exempt from regular federal income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal securities that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

The Acquiring Fund has a fundamental investment policy requiring it to invest, under normal circumstances, at least 80% of its managed assets in a portfolio of securities the income from which is exempt from regular federal income tax. Each Target Fund has a fundamental investment policy requiring it to invest, under normal circumstances, at least 80% of its managed assets in municipal securities and other related investments the income from which is exempt from regular federal income tax.

Each Fund may invest up to 35% of its managed assets in securities rated, at the time of investment, below the three highest grades (Baa or BBB or lower) by at least one nationally recognized statistical rating organization, which includes below-investment-grade securities, or unrated securities judged to be of comparable quality by the Fund’s sub-adviser.

Each Fund is a diversified, closed-end management investment company and currently employs leverage through the issuance of preferred shares and the use of inverse floating rate securities.

Q.	Do the Reorganizations constitute a taxable event for the Target Funds’ shareholders?

A.	No. Each Reorganization is intended to qualify as a tax-free “reorganization” for federal income tax purposes. It is expected that Target Fund shareholders will recognize no gain or loss for federal income tax purposes as a direct result of the Reorganizations, except to the extent that a Target Fund shareholder receives cash in lieu of a fractional Acquiring Fund common share. Prior to the closing of the Reorganizations, each Target Fund expects to declare a distribution of all of its net investment income and net capital gains, if any. All or a portion of such distribution may be taxable to a Target Fund’s shareholders for federal income tax purposes.

Q.	What will happen if the required shareholder approvals are not obtained?

A.

The closing of each Reorganization is contingent upon the closing of all of the Reorganizations. The closing of each Reorganization is also subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In order for the Reorganizations to occur, all requisite shareholder approvals must be obtained at the Annual Meetings, and certain other consents, confirmations and/or waivers must also be obtained from various third parties, including the holders of the outstanding VMTP Shares of the Acquiring Fund, Premium Income and Investment Quality under the purchase agreements relating to such VMTP Shares and

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liquidity providers with respect to the outstanding VRDP Shares of Investment Quality, Select Quality and Premier Income. Because the closing of the Reorganizations is contingent upon each of the Target Funds and the Acquiring Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganizations will not occur, even if shareholders of your Fund entitled to vote on your Fund’s Reorganization proposal(s) approve such proposal(s) and your Fund satisfies all of its closing conditions, if one or more of the other Funds does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interests of its Fund.

Q.	Will shareholders of the Funds have to pay any fees or expenses in connection with the Reorganizations?

A.	Yes. Common shareholders will indirectly bear the costs of the Reorganizations, whether or not the Reorganizations are consummated. Preferred shareholders will not bear any costs of the Reorganizations. The total costs of the Reorganizations are estimated to be $2,455,000, and each Fund’s allocable share of such costs will be reflected in its net asset value at or before the close of trading on the business day immediately prior to the closing of the Reorganizations. The estimated allocation of the costs among the Funds is as follows: $470,000 (0.08%) for the Acquiring Fund, $760,000 (0.08%) for Premium Income, $535,000 (0.08%) for Investment Quality, $430,000 (0.08%) for Select Quality and $260,000 (0.09%) for Premier Income (all percentages are based on average net assets applicable to common shares for the twelve (12) months ended October 31, 2015). The allocation of the costs of the Reorganizations will be based on the relative expected benefits of the Reorganizations comprised of forecasted cost savings (excluding the costs of leverage) and improved secondary market trading, if any, to each Fund during the first year following the Reorganizations. The Reorganizations are expected to result in cost savings (excluding the costs of leverage) for shareholders of each Fund (as shareholders of the combined fund following the Reorganizations) and the potential for increased distributions over time for the common shareholders of each Fund in their capacity as common shareholders of the combined fund following the Reorganizations. Distribution increases, if any, would be realized following the recoupment of the expenses of the Reorganizations.

A shareholder’s broker, dealer or other financial intermediary (each, a “Financial Intermediary”) may impose its own shareholder account fees for processing corporate actions, which could apply as a result of the Reorganizations. These shareholder account fees, if applicable, are not paid or otherwise remitted to the Funds or the Funds’ investment adviser. The imposition of such fees is based solely on the terms of a shareholder’s account agreement with his, her or its Financial Intermediary and/or is in the discretion of the Financial Intermediary. Questions concerning any such shareholder account fees or other similar fees should be directed to a shareholder’s Financial Intermediary.

Q.	What is the timetable for the Reorganizations?

A.	If the shareholder voting and other conditions to closing are satisfied (or waived), the Reorganizations are expected to take effect on or about July 11, 2016, or as soon as practicable thereafter.

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Q.	How does each Fund’s Board recommend that shareholders vote on the Reorganizations?

A.	After careful consideration, each Fund’s Board has determined that the Reorganizations are in the best interests of its Fund and recommends that you vote FOR your Fund’s proposal.

General

Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Computershare Fund Services, the proxy solicitor hired by your Fund, at [•] weekdays during its business hours of 9:00 a.m. to 11:00 p.m. and Saturdays 12:00 p.m. to 6:00 p.m. Eastern time. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You may vote by mail, by telephone or over the Internet:

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Q.	Will anyone contact me?

A.	You may receive a call from Computershare Fund Services, the proxy solicitor hired by your Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders fail to cast their votes, your Fund may not be able to hold its meeting or the vote on each issue, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

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[•], 2016

NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND (NAD)

NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC. (NPI)

NUVEEN INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQM)

NUVEEN SELECT QUALITY MUNICIPAL FUND, INC. (NQS)

AND

NUVEEN PREMIER MUNICIPAL INCOME FUND, INC. (NPF)

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON [•], 2016

To the Shareholders:

Notice is hereby given that the Annual Meeting of Shareholders (the “Annual Meeting”) of Nuveen Dividend Advantage Municipal Fund (“Dividend Advantage” or the “Acquiring Fund”), Nuveen Premium Income Municipal Fund, Inc. (“Premium Income”), Nuveen Investment Quality Municipal Fund, Inc. (“Investment Quality”), Nuveen Select Quality Municipal Fund, Inc. (“Select Quality”) and Nuveen Premier Municipal Income Fund, Inc. (“Premier Income” and together with Premium Income, Investment Quality and Select Quality, the “Target Funds” or each individually, a “Target Fund”) will be held at the offices of Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois 60606, on [•], [•], 2016, at [•] Central time, for the following purposes:

1.	Election of Board Members.

(a)	For Dividend Advantage:

(i)	Three (3) Class I board members are to be elected by holders of common shares and preferred shares, voting together as a single class. Board members Stockdale, Stone and Wolff are nominees for election by all shareholders.

(ii)	Two (2) board members are to be elected by holders of preferred shares only, voting separately. Board members Hunter and Schneider are nominees for election by preferred shareholders.

(b)	For each Target Fund:

(i)	Nine (9) board members are to be elected by holders of common shares and preferred shares, voting together as a single class. Board members Adams, Evans, Kundert, Nelson, Schreier, Stockdale, Stone, Toth and Wolff are nominees for election by all shareholders.

(ii)	Two (2) board members are to be elected by holders of preferred shares only, voting separately. Board members Hunter and Schneider are nominees for election by preferred shareholders.

1

2.	Agreement and Plan of Reorganization. The shareholders of each Fund voting as set forth below for an Agreement and Plan of Reorganization pursuant to which each Target Fund would: (i) transfer substantially all of its assets to the Acquiring Fund in exchange solely for newly issued common shares and preferred shares of the Acquiring Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Target Fund; (ii) distribute such newly issued shares of the Acquiring Fund to the common shareholders and preferred shareholders of the Target Fund (with cash being distributed in lieu of fractional common shares); and (iii) liquidate, dissolve and terminate in accordance with applicable law.

(a)	For Dividend Advantage:

The preferred shareholders voting separately to approve the Agreement and Plan of Reorganization.

(b)	For each Target Fund:

(i)	The common and preferred shareholders voting together as a single class to approve the Agreement and Plan of Reorganization.

(ii)	The preferred shareholders voting separately to approve the Agreement and Plan of Reorganization.

3.	Approval of Issuance of Additional Common Shares by the Acquiring Fund.

For Dividend Advantage:

(a)	The common and preferred shareholders voting together as a single class to approve the issuance of additional common shares in connection with each reorganization pursuant to the Agreement and Plan of Reorganization.

(b)	The common shareholders voting separately to approve the issuance of additional common shares in connection with each reorganization pursuant to the Agreement and Plan of Reorganization.

4.	To transact such other business as may properly come before the Annual Meeting.

Only shareholders of record of the Acquiring Fund as of the close of business on [•], 2016 and shareholders of record of the Target Funds as of the close of business on [•], 2016 are entitled to notice of and to vote at the Annual Meeting and any and all adjournments or postponements thereof.

All shareholders are cordially invited to attend the Annual Meeting. In order to avoid delay and additional expense for the Funds and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Annual Meeting. You may vote by mail, by telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

2

If you intend to attend the Annual Meeting in person and you are a record holder of a Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting.

Kevin J. McCarthy

Vice President and Secretary

The Nuveen Funds

3

The information contained in this Joint Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Joint Proxy Statement/Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities, in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION,

DATED [•], 2016

NUVEEN FUNDS

333 WEST WACKER DRIVE

CHICAGO, ILLINOIS 60606

(800) 257-8787

JOINT PROXY STATEMENT/PROSPECTUS

NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND (NAD)

NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC. (NPI)

NUVEEN INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQM)

NUVEEN SELECT QUALITY MUNICIPAL FUND, INC. (NQS)

AND

NUVEEN PREMIER MUNICIPAL INCOME FUND, INC. (NPF)

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

[•], 2016

This Joint Proxy Statement/Prospectus is being furnished to common shareholders of Nuveen Dividend Advantage Municipal Fund (“Dividend Advantage” or the “Acquiring Fund”), Nuveen Premium Income Municipal Fund, Inc. (“Premium Income”), Nuveen Investment Quality Municipal Fund, Inc. (“Investment Quality”), Nuveen Select Quality Municipal Fund, Inc. (“Select Quality”) and Nuveen Premier Municipal Income Fund, Inc. (“Premier Income” and together with Premium Income, Investment Quality and Select Quality, the “Target Funds” or each individually, a “Target Fund”), each a closed-end management investment company, in connection with the solicitation of proxies by each Fund’s Board of Directors or Board of Trustees, as applicable (each, a “Board” or the “Board” and each director or trustee, a “Board Member”), for use at the Annual Meeting of Shareholders of each Fund to be held at the offices of Nuveen Investments, Inc. (“Nuveen” or “Nuveen Investments”), 333 West Wacker Drive, Chicago, Illinois 60606, on [•], [•], 2016, at [•] Central time, and at any and all adjournments or postponements thereof (each, an “Annual Meeting” and collectively, the “Annual Meetings”), to consider the proposals listed below, as applicable, and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus. Dividend Advantage is organized as a Massachusetts business trust. Each of Premium Income, Investment Quality, Select Quality and Premier Income is organized as a Minnesota corporation. The enclosed proxy card and this Joint Proxy Statement/Prospectus are first being sent to shareholders of the Funds on or about [•], 2016. Shareholders of record of Dividend Advantage as of the close of business on [•], 2016 and shareholders of record of the Target Funds as of the close of business on [•], 2016 are entitled to notice of and to vote at the Annual Meeting and any and all adjournments or postponements thereof.

This Joint Proxy Statement/Prospectus explains concisely what you should know before voting on the proposals described in this Joint Proxy Statement/Prospectus or investing in the Acquiring Fund. Please read it carefully and keep it for future reference.

The securities offered by this Joint Proxy Statement/Prospectus have not been approved or disapproved by the Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Joint Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

On the matters coming before each Annual Meeting as to which a choice has been specified by shareholders on the accompanying proxy card, the shares will be voted accordingly where such proxy card is properly executed, timely received and not properly revoked (pursuant to the instructions below). If a proxy is returned and no choice is specified, the shares will be voted FOR the proposal(s). Shareholders of a Fund who execute proxies or provide voting instructions by telephone or by Internet may revoke them at any time before a vote is taken on a proposal by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed in the proxy card. However, merely attending the Annual Meeting will not revoke any previously submitted proxy.

The Board of each Fund has determined that the use of this Joint Proxy Statement/Prospectus for the Annual Meetings is in the best interests of each Fund and its shareholders in light of the similar matters being considered and voted on by shareholders.

In addition to its common shares, each Fund has one or more series of preferred shares outstanding—each of Dividend Advantage, Premium Income and Investment Quality has one series of Variable Rate MuniFund Term Preferred Shares (“VMTP Shares”) outstanding, and each of Investment Quality, Select Quality and Premier Income has one series of Variable Rate Demand Preferred Shares (“VRDP Shares”) outstanding.

At the Annual Meetings, the common and preferred shareholders of the Funds will be asked to approve Proposals Nos. 1, 2 and 3, each as described below, which must be approved by the Funds’ common and preferred shareholders as follows:

Proposal No. 1.	To elect Board Members:

• With respect to Dividend Advantage:

• three (3) Class I Board Members are to be elected by a plurality of the Fund’s common and preferred shareholders, voting together as a single class; and

• two (2) Board Members are to be elected by a plurality of the Fund’s preferred shareholders voting separately (but not by the Fund’s common shareholders).

• With respect to each of Premium Income, Investment Quality, Select Quality and Premier Income:

• nine (9) Board Members are to be elected by a plurality of the Fund’s common and preferred shareholders voting together as a single class; and

• two (2) Board Members are to be elected by a plurality of the Fund’s preferred shareholders voting separately (but not by the Fund’s common shareholders).

Proposal No. 2.	To approve the Agreement and Plan of Reorganization:

• With respect to Dividend Advantage, Proposal No. 2 must be approved by the Fund’s preferred shareholders voting separately (but not by the Fund’s common shareholders).

•        With respect to each of Premium Income, Investment Quality, Select Quality and Premier Income, Proposal No. 2 must be approved by the Fund’s common and preferred shareholders voting together as a single class and by the Fund’s preferred shareholders voting separately.

Proposal No. 3.	To approve the issuance of additional common shares in connection with each reorganization pursuant to the Agreement and Plan of Reorganization:

• Proposal No. 3 must be approved by Dividend Advantage’s common and preferred shareholders voting together as a single class and by Dividend Advantage’s common shareholders voting separately.

• Shareholders of Premium Income, Investment Quality, Select Quality and Premier Income will not vote on Proposal No. 3.

Only the common shareholders of the Funds are being solicited to vote on the proposals described above pursuant to this Joint Proxy Statement/Prospectus. The preferred shareholders of the Funds are being solicited to vote on the proposals described above by means of separate proxy statements.

A quorum of shareholders is required to take action at each Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting. Votes cast in person or by proxy at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (1) instructions have not been received from the beneficial owners or persons entitled to vote and (2) the broker or nominee does not have discretionary voting power on a particular matter), if any, as present for purposes of determining a quorum.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Annual Meeting. The Funds understand that, under the rules of the New York Stock Exchange (the “NYSE”), such broker-dealer firms may, for certain “routine” matters, grant discretionary authority to the proxies designated by each Board to vote without instructions from their customers and clients if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Proposal No. 1 is a “routine” matter, and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of Proposal No. 1.

VRDP Shares held in “street name” as to which voting instructions have not been received from the beneficial owners or persons otherwise entitled to vote as of one business day before the Annual Meeting, or, if adjourned or postponed, one business day before the day to which the Annual Meeting is adjourned or postponed, and that would otherwise be treated as broker non-votes may, pursuant to NYSE Rule 452, be voted by the broker on the proposal in the same proportion as the votes cast by all holders of VRDP Shares who have voted on the proposal. Rule 452 permits proportionate voting of a Fund’s VRDP Shares with respect to a particular item if, among other things, (1) a minimum of 30% of that Fund’s outstanding VRDP Shares has been voted by the holders of such shares with respect to such item, (2) less than 10% of that Fund’s outstanding VRDP Shares has been voted by the holders of such shares against such item and (3) for any proposal as to which holders of common shares and preferred shares vote as a single class, holders of common shares approve the proposal. For the purpose of meeting the 30% test, abstentions will be treated as shares “voted,” and for the purpose of meeting the 10% test, abstentions will not be treated as shares “voted” against the item.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Those persons who were shareholders of record of the Acquiring Fund as of the close of business on [•], 2016 and those persons who were shareholders of record of a Target Fund as of the close of business on [•], 2016 will be entitled to one vote for each share held and, with respect to holders of common shares, a proportionate fractional vote for each fractional common share held.

As of [•], 2016 for the Acquiring Fund, and as of [•], 2016 for each Target Fund, the shares of the Funds issued and outstanding are as follows:

Fund (Ticker Symbol)	Common Shares(1)		VMTP Shares(1)		VRDP Shares(1)
Acquiring Fund (NAD)	[	•]	2,650	(2)	—
Premium Income (NPI)	[	•]	4,070		—
Investment Quality (NQM)	[	•]	435		2,368
Select Quality (NQS)	[	•]	—		2,675
Premier Income (NPF)	[	•]	—		1,277

(1)	The common shares of the Acquiring Fund, Premium Income, Investment Quality, Select Quality and Premier Income are listed on the NYSE. Upon the closing of the Reorganizations, it is expected that the common shares of the Acquiring Fund will continue to be listed on the NYSE. Neither the VMTP Shares of the Acquiring Fund, Premium Income or Investment Quality nor the VRDP Shares of Investment Quality, Select Quality or Premier Income are listed on any exchange.
(2)	The outstanding VMTP Shares of the Acquiring Fund have a term redemption date of December 30, 2016. It is expected that such VMTP Shares will be refinanced on or prior to such term redemption date with the proceeds of the issuance of one or more new series of VMTP Shares and/or other preferred shares of the Acquiring Fund with an aggregate liquidation preference approximately equal to the aggregate liquidation preference of the Acquiring Fund’s outstanding VMTP Shares. The refinancing of the Acquiring Fund’s outstanding VMTP Shares may take place prior to the closing of the Reorganizations.

The proposed reorganizations are part of a broad initiative to restructure the product offerings of Nuveen’s leveraged national municipal closed-end funds by creating fewer funds with greater scale and more clearly differentiated and competitive investment mandates. Upon the closing of the Reorganizations, the Acquiring Fund’s name will be changed to “Nuveen Enhanced Quality Municipal Income Fund.”

The terms of the reorganization of each Target Fund into the Acquiring Fund are set forth in an Agreement and Plan of Reorganization by and among the Acquiring Fund and each Target Fund. The Agreement and Plan of Reorganization provides for: (1) the Acquiring Fund’s acquisition of substantially all of the assets of each Target Fund in exchange for newly issued common shares of the

Acquiring Fund, par value $0.01 per share, and newly issued VMTP Shares of the Acquiring Fund, with a par value of $0.01 per share and a liquidation preference of $100,000 per share, and/or newly issued VRDP Shares of the Acquiring Fund, with a par value of $0.01 per share and a liquidation preference of $100,000 per share, as applicable, and the Acquiring Fund’s assumption of substantially all of the liabilities of each Target Fund; and (2) the distribution of the newly issued Acquiring Fund common shares and Acquiring Fund preferred shares received by each Target Fund to its common and preferred shareholders, respectively, as part of the liquidation, dissolution and termination of each Target Fund in accordance with applicable law (each, a “Reorganization” and together, the “Reorganizations”). The aggregate net asset value of the Acquiring Fund common shares as of the Valuation Time (as defined in the Agreement and Plan of Reorganization) received by each Target Fund in connection with a Reorganization will equal the aggregate net asset value of the Target Fund common shares held by shareholders of such Target Fund as of such time. Prior to the Valuation Time, the net asset value of each Target Fund and the Acquiring Fund will be reduced by the costs of the Reorganizations borne by such Fund. No fractional Acquiring Fund common shares will be distributed to a Target Fund’s common shareholders in connection with a Reorganization and, in lieu of such fractional shares, each Target Fund’s common shareholders entitled to receive a fractional share will receive cash in an amount equal to a pro rata share of the proceeds from the sale of such fractional shares in the open market, which may be higher or lower than net asset value. Preferred shareholders of each Target Fund will receive the same number of Acquiring Fund VMTP Shares or VRDP Shares, as applicable, having substantially identical terms (with respect to VMTP Shares) or substantially similar terms (with respect to VRDP Shares) as the outstanding preferred shares of the Target Fund held by such preferred shareholders immediately prior to the closing of the Reorganizations. The aggregate liquidation preference of the Acquiring Fund preferred shares received in connection with each Reorganization will equal the aggregate liquidation preference of the corresponding Target Fund preferred shares held immediately prior to the closing of the Reorganization. The Agreement and Plan of Reorganization may be amended by the Funds, as specifically authorized by each Fund’s Board, provided that following receipt of shareholder approval of the Agreement at the Annual Meeting, no such amendment may change the provisions for determining the number of Acquiring Fund shares to be issued to Target Fund shareholders to the detriment of such shareholders without their further approval.

The preferred shares of the Acquiring Fund to be issued in connection with the Reorganizations will have equal priority with each other and with the Acquiring Fund’s other outstanding preferred shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. In addition, the preferred shares of the Acquiring Fund, including the preferred shares of the Acquiring Fund to be issued in connection with the Reorganizations, will be senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Acquiring Fund will continue to operate after the Reorganizations as a registered closed-end management investment company, with the investment objectives and policies described in this Joint Proxy Statement/Prospectus.

With respect to the Reorganization of each Target Fund into the Acquiring Fund, the Reorganization is required to be approved by the affirmative vote of the holders of a majority of the Target Fund’s outstanding common and preferred shares, voting together as a single class, and by the affirmative vote of a majority of the Target Fund’s outstanding preferred shares, voting separately. The affirmative vote of a majority of the common and preferred shareholders of the Acquiring Fund, voting together as a single class, and the affirmative vote of a majority of the common shareholders of the

v

Acquiring Fund, voting separately, are required to approve the issuance of additional common shares of the Acquiring Fund in connection with the Reorganizations. In addition, the Reorganizations are required to be approved by the affirmative vote of a majority of the Acquiring Fund’s outstanding preferred shares, voting separately.

The closing of each Reorganization is contingent upon the closing of all of the Reorganizations. The closing of each Reorganization is also subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In order for the Reorganizations to occur, all requisite shareholder approvals must be obtained at the Annual Meetings, and certain other consents, confirmations and/or waivers must also be obtained from various third parties, including the holders of the outstanding VMTP Shares of the Acquiring Fund, Premium Income and Investment Quality under the purchase agreements relating to such VMTP Shares and liquidity providers with respect to the outstanding VRDP Shares of Investment Quality, Select Quality and Premier Income. Because the closing of the Reorganizations is contingent upon each of the Target Funds and the Acquiring Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganizations will not occur, even if shareholders of your Fund entitled to vote on your Fund’s Reorganization proposal(s) approve such proposal(s) and your Fund satisfies all of its closing conditions, if one or more of the other Funds does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interests of its Fund.

The following documents have been filed with the SEC and are incorporated into this Joint Proxy Statement/Prospectus by reference:

(1)	the Statement of Additional Information relating to the proposed Reorganizations, dated [•], 2016 (the “Reorganization SAI”);

(2)	the audited financial statements and related independent registered public accounting firm’s report for the Acquiring Fund and the financial highlights for the Acquiring Fund contained in the Fund’s Annual Report for the fiscal year ended October 31, 2015 (File No. 811-09297); and

(3)	the audited financial statements and related independent registered public accounting firm’s report for each of Premium Income, Investment Quality, Select Quality and Premier Income and the financial highlights for such Target Fund contained in such Fund’s Annual Report for the fiscal year ended October 31, 2015 (File Nos. 811-05570, 811-06091, 811-06240 and 811-06456, respectively).

No other parts of the Funds’ Annual or Semi-Annual Reports are incorporated by reference herein.

Copies of the foregoing may be obtained without charge by calling (800) 257-8787 or writing the Funds at 333 West Wacker Drive, Chicago, Illinois 60606. If you wish to request a copy of the Reorganization SAI, please ask for the “National Municipal Reorganization SAI.” In addition, each Fund will furnish, without charge, a copy of its most recent Annual Report or Semi-Annual Report to a shareholder upon request. Any such request should be directed to the Funds by calling (800) 257-8787 or by writing the Funds at 333 West Wacker Drive, Chicago, Illinois 60606.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Funds, including the Registration Statement on Form N-14 relating to the common shares of the Acquiring Fund of which this Joint Proxy Statement/Prospectus is a part, may be inspected without charge and copied (for a duplication fee at prescribed rates) at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549 or at the SEC’s New York Regional Office (Brookfield Place, 200 Vesey Street, Suite 400, New York, New York 10281) or Chicago Regional Office (175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604). You may call the SEC at (202) 551-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

The common shares of the Acquiring Fund, Premium Income, Investment Quality, Select Quality and Premier Income are listed on the NYSE. Upon the closing of the Reorganizations, it is expected that the common shares of the Acquiring Fund will continue to be listed on the NYSE. Neither the VMTP Shares of the Acquiring Fund, Premium Income or Investment Quality nor the VRDP Shares of Investment Quality, Select Quality or Premier Income are listed on any exchange. Reports, proxy statements and other information concerning the Funds can be inspected at the offices of the NYSE, 11 Wall Street, New York, New York 10005.

This Joint Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of the Acquiring Fund common shares in each Reorganization. In this connection, no person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

JOINT PROXY STATEMENT/PROSPECTUS

[•], 2016

NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND (NAD) NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC. (NPI) NUVEEN INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQM)

NUVEEN SELECT QUALITY MUNICIPAL FUND, INC. (NQS) AND NUVEEN PREMIER MUNICIPAL INCOME FUND, INC. (NPF)

PROPOSAL NO. 1—THE ELECTION OF BOARD MEMBERS

(COMMON SHAREHOLDERS OF EACH FUND)

Dividend Advantage:

Pursuant to the organizational documents of Dividend Advantage (the “Massachusetts Fund”), the Board is divided into three classes (Class I, Class II and Class III), to be elected by the holders of the outstanding common shares and any outstanding preferred shares, voting together as a single class, to serve until the third succeeding annual meeting of shareholders subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified. Under normal circumstances, holders of preferred shares, voting separately, are entitled to elect two (2) Board Members. The Board Members elected by holders of preferred shares will be elected to serve until the next annual meeting of shareholders or until their successors have been duly elected and qualified.

a.	Three (3) Board Members are to be elected by holders of common shares and preferred shares, voting together as a single class. Board Members Stockdale, Stone, and Wolff have been designated as Class I Board Members and are nominees for election at the Annual Meeting to serve for a term expiring at the 2019 annual meeting of shareholders or until their successors have been duly elected and qualified. Board Members Adams, Evans, Kundert, Nelson, Schreier and Toth are current and continuing Board Members. Board Members Adams, Kundert, Nelson and Toth have been designated as Class II Board Members to serve for a term expiring at the 2017 annual meeting of shareholders or until their successors have been duly elected and qualified. Board Members Evans and Schreier have been designated as Class III Board Members to serve for a term expiring at the 2018 annual meeting of shareholders or until their successors have been duly elected and qualified.

b.	Two (2) Board Members are to be elected by holders of preferred shares only, voting separately. Board Members Hunter and Schneider are nominees for election by holders of preferred shares to serve for a term expiring at the next annual meeting of shareholders or until their successors have been duly elected and qualified.

Premium Income, Investment Quality, Select Quality and Premier Income:

At the Annual Meeting of each of Premium Income, Investment Quality, Select Quality and Premier Income (the “Minnesota Funds”), Board Members are to be elected to serve until the next annual meeting of shareholders or until their successors have been duly elected and qualified. Under the terms of each Minnesota Fund’s organizational documents, under normal circumstances, holders of preferred shares, voting separately, are entitled to elect two (2) Board Members, and the remaining Board Members are to be elected by holders of common shares and preferred shares, voting together as a single class.

a.	Nine (9) Board Members are to be elected by holders of common shares and preferred shares, voting together as a single class. Board Members Adams, Evans, Kundert, Nelson, Schreier, Stockdale, Stone, Toth and Wolff are nominees for election by all shareholders.

b.	Two (2) Board Members are to be elected by holders of preferred shares only, voting separately. Board Members Hunter and Schneider are nominees for election by holders of preferred shares.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed in the table below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by that Fund’s then-present Board.

For the Massachusetts Fund, Class I Board Members Stockdale and Stone, nominees for election by holders of common and preferred shares, were last elected at the at the annual meeting of shareholders held on August 7, 2013. Effective February 15, 2016, Board Member Wolff, also a nominee for election by holders of common and preferred shares, was appointed as a Board Member and designated as a Class I Board Member with respect to the Massachusetts Fund. Class II Board Members Adams, Kundert, Nelson and Toth were last elected at the Massachusetts Fund’s annual meeting of shareholders held on August 5, 2014. Class III Board Members Evans and Schreier were last elected at the Massachusetts Fund’s annual meeting of shareholders held on August 5, 2015. Board Members Hunter and Schneider were last elected by holders of preferred shares at the annual meeting of shareholders held on August 5, 2015.

For each Minnesota Fund, each Board Member was last elected to the Fund’s Board at the annual meeting of shareholders held on August 5, 2015, with the exception of Board Member Wolff, who was appointed as a Board Member of each Minnesota Fund effective February 15, 2016.

Other than Messrs. Adams and Schreier (for all Funds), each of the Board Members and Board Member nominees is not an “interested person,” as defined in the 1940 Act, of the Funds or of Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”), the investment adviser to each Fund, and has never been an employee or director of Nuveen Investments, the Adviser’s parent company, or any affiliate. Accordingly, such Board Members are deemed “Independent Board Members.”

For each Fund, the affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be required to elect each Board Member of that Fund. For purposes of determining the approval of the proposal to elect nominees for each Fund, abstentions and broker non-votes will have no effect on the election of Board Members.

The Board of each Fund unanimously recommends that shareholders vote FOR the election of each Board Member identified in the table below as having an annual term or designated as a Class I Board Member, as applicable.

2

Board Nominees/Board Members

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Board Members who are not interested persons of the Funds

William J. Schneider(2) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1944	Chairman of the Board, Board Member	Term: Annual Length of Service: Since 1996, Chairman of the Board Since July 1, 2013	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; Board Member of MedAmerica Health System and of WDPR Public Radio Station; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; formerly, Director, Dayton Development Coalition; formerly, Board Member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	197	None

Jack B. Evans c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1948	Board Member	Term: Annual or Class III Board Member until 2018 Annual Meeting Length of Service: Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director, Source Media Group; Life Trustee of Coe College and Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm; formerly, Member and President Pro Tem of the Board of Regents for the State of Iowa University System.	197	Director and Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy.

3

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
William C. Hunter c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1948	Board Member	Term: Annual Length of Service: Since 2004	Dean Emeritus (since 2012), formerly, Dean (2006-2012), Tippie College of Business, University of Iowa; Director (since 2005) and past President (2010-2014), Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	197	Director (since 2004) of Xerox Corporation.

David J. Kundert c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1942	Board Member	Term: Annual or Class II Board Member until 2017 Annual Meeting Length of Service: Since 2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; Member of the Wisconsin Bar Association; Member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; Member of the Board of Directors (Milwaukee), College Possible; Member of the Board of Trustees, Milwaukee Repertory Theater.	197	None

4

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
John K. Nelson c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1962	Board Member	Term: Annual or Class II Board Member until 2017 Annual Meeting Length of Service: Since 2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City; formerly, Chair of the Board of Trustees of Marian University (2011-2014).	197	None

Judith M. Stockdale c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1947	Board Member	Term: Annual or Class I Board Member until 2016 Annual Meeting Length of Service: Since 1997	Board Member of the U.S. Endowment for Forestry and Communities (since 2013); Board Member of the Land Trust Alliance (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	197	None

5

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Carole E. Stone c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1947	Board Member	Term: Annual or Class I Board Member until 2016 Annual Meeting Length of Service: Since 2007	Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	197	Director, CBOE Holdings, Inc. (since 2010).

Terence J. Toth(3) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1959	Board Member	Term: Annual or Class II Board Member until 2017 Annual Meeting Length of Service: Since 2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member, Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012) and Chair of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	197	None

6

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Margaret L. Wolff c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1955	Board Member	Term: Annual or Class I Board Member until 2016 Annual Meeting Length of Service: Since 2016	Formerly, Of Counsel (2005-2014), Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	197	Member of the
Board of
Directors
(since 2013)
of Travelers
Insurance
Company of
Canada and
The Dominion
of Canada
General
Insurance
Company
(each, a part
of Travelers
Canada, the
Canadian
operation of
The Travelers
Companies,
					Inc.).
Board Members who are “interested persons” of the Funds
William Adams IV(4) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1955	Board Member	Term: Annual or Class II Board Member until 2017 Annual Meeting Length of Service: Since 2013	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President, Global Structured Products of Nuveen Investments, Inc. (2010-2016); Senior Executive Vice President of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.	197	None

7

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Thomas S. Schreier, Jr.(4) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1962	Board Member	Term: Annual or Class III Board Member until 2018 Annual Meeting Length of Service: Since 2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Director and Vice Chairman of Allina Health and a member of its Finance, Audit and Investment Committees; Director of the Minneapolis Institute of Art; Member of the Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	197	None

(1)	Length of Time Served indicates the year in which the individual became a Board Member of a fund in the Nuveen Fund complex.
(2)	Mr. Schneider is one of several owners and managing members in two limited liability companies and a general partner and one member of the governing body of a general partnership, each engaged in real estate ownership activities. In connection with their ordinary course of investment activities, court appointed receivers have been named for certain individual properties owned by such entities. The individual properties for which a receiver has been appointed represent an immaterial portion of the portfolio assets owned by these entities.
(3)	Mr. Toth serves as a director on the Board of Directors of the Mather Foundation (the “Foundation”) and is a member of its investment committee. The Foundation is the parent of the Mather LifeWays organization, a non-profit charitable organization. Prior to Mr. Toth joining the Board of the Foundation, the Foundation selected Gresham Investment Management (“Gresham”), an affiliate of Nuveen Fund Advisors, to manage a portion of the Foundation’s investment portfolio, and pursuant to this selection, the Foundation has invested that portion of its investment portfolio in a private commodity pool managed by Gresham.
(4)	Each of Messrs. Adams and Schreier is an “interested person,” as defined in the 1940 Act, by reason of his respective position(s) with Nuveen Investments, Inc. and/or certain of its subsidiaries.

In order to create an appropriate identity of interests between Board Members and shareholders, the boards of directors/trustees of the Nuveen funds have adopted a governance principle pursuant to which each Board Member is expected to invest, either directly or on a deferred basis, at least the equivalent of one year of compensation in the funds in the Nuveen complex.

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Share Ownership

The following table sets forth for each Board Member the dollar range of equity securities beneficially owned in each Fund and in all Nuveen funds overseen by the Board Member as of December 31, 2015:

Dollar Range of Equity Securities

Name of Board Member	Dividend Advantage	Premium Income	Investment Quality	Select Quality	Premier Income	Family of Investment Companies(1)
William Adams IV	Over $100,000	$50,001–$100,000	None	None	None	over $100,000
Jack B. Evans	None	None	None	None	None	over $100,000
William C. Hunter	None	None	None	None	None	over $100,000
David J. Kundert	None	None	None	None	None	over $100,000
John K. Nelson	None	None	None	None	None	over $100,000
William J. Schneider	None	None	None	None	None	over $100,000
Thomas S. Schreier, Jr.	None	None	None	None	None	over $100,000
Judith M. Stockdale	$10,001–$50,000	None	None	None	None	over $100,000
Carole E. Stone	None	None	None	None	None	over $100,000
Terence J. Toth	None	None	None	None	None	over $100,000
Margaret L. Wolff(2)	None	None	None	None	None	None

(1)	The amounts reflect the aggregate dollar range of equity securities beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by the Board Member.
(2)	Ms. Wolff was appointed to the Board effective February 15, 2016.

No Independent Board Member or his or her immediate family member owns beneficially or of record any security of Nuveen Fund Advisors, Nuveen Asset Management, LLC, the Funds’ sub-adviser (“Nuveen Asset Management” or the “Sub-Adviser”), Nuveen Investments or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Nuveen Fund Advisors, Nuveen Asset Management or Nuveen Investments.

As of December 31, 2015, Board Members and executive officers as a group beneficially owned approximately 1,700,000 shares of all funds managed by the Adviser (including shares held by the Board Members through the deferred compensation plan for Independent Board Members and by executive officers in Nuveen’s 401(k)/profit sharing plan), and each Board Member’s individual beneficial shareholdings of each Fund constituted less than 1% of the outstanding shares of such Fund. As of December 31, 2015, the Board Members and officers of each Fund as a group beneficially owned less than 1% of the total outstanding common shares and less than 1% of the total outstanding preferred shares of such Fund. Information regarding beneficial owners of more than 5% of any class of shares of any Fund is provided under “General Information—Shareholders of the Acquiring Fund and the Target Funds.”

Compensation

Effective January 1, 2016, Independent Board Members receive a $170,000 annual retainer plus: (1) a fee of $5,500 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (2) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled meetings of the Board where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person

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attendance is not required; (3) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (4) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (5) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (6) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held; and (7) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Independent Chairman of the Board receives $80,000 and the chairpersons of the Audit Committee, the Dividend Committee, the Compliance Committee, the Nominating and Governance Committee and the Closed-End Funds Committee receive $12,500 each as additional retainers. Independent Board Members also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committees; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund.

The Funds do not have retirement or pension plans. Certain Nuveen funds (the “Participating Funds”) participate in a deferred compensation plan (the “Deferred Compensation Plan”) that permits an Independent Board Member to elect to defer receipt of all or a portion of his or her compensation as an Independent Board Member. The deferred compensation of a participating Independent Board Member is credited to a book reserve account of the Participating Fund when the compensation would otherwise have been paid to such Independent Board Member. The value of the Independent Board Member’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from an Independent Board Member’s deferral account, the Independent Board Member may elect to receive distributions in a lump sum or over a period of five years. The Participating Fund will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Funds have no employees. The officers of the Funds and each Board Member of the Funds who is not an Independent Board Member serve without any compensation from the Funds.

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The table below shows, for each Independent Board Member, the aggregate compensation paid by each Fund to the Board Member for its last fiscal year:

Aggregate Compensation from the Funds(1)(2)

Fund	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer(3)	Terence J. Toth
Dividend Advantage	$2,313	$2,123	$2,150	$2,186	$2,438	$2,025	$2,283	$2,019	$2,351
Premium Income	3,687	3,385	3,426	3,484	3,923	3,265	3,639	3,218	3,748
Investment Quality	3,393	3,187	2,336	2,375	2,649	3,076	2,481	2,194	3,434
Select Quality	2,162	1,985	2,009	2,043	2,279	1,893	2,134	1,887	2,198
Premier Income	1,134	1,041	1,054	1,072	1,195	993	1,119	990	1,153
Total Compensation from Nuveen Funds Paid to Board Members	$326,984	$302,125	$298,482	$303,750	$337,768	$289,213	$316,479	$278,625	$331,946

(1)	Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more Participating Funds. Total deferred fees for the Funds (including the return from the assumed investment in the Participating Funds) payable are:

Fund	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer(3)	Terence J. Toth
Dividend Advantage	$232	$—	$2,150	$—	$2,438	$526	$1,143	$—	$1,002
Premium Income	370	—	3,426	—	3,923	848	1,822	—	1,597
Investment Quality	341	—	2,336	—	2,649	832	1,242	—	1,529
Select Quality	217	—	2,009	—	2,279	492	1,068	—	937
Premier Income	114	—	1,054	—	1,195	258	560	—	492

(2)	Ms. Wolff was appointed to the Board effective February 15, 2016 and did not sit on the Board during the fiscal year ended October 31, 2015.
(3)	Ms. Stringer retired from the Board as of December 31, 2015.

Board Leadership Structure and Risk Oversight

The Board of each Fund oversees the operations and management of the Fund, including the duties performed for the Funds by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of board members who serve on the board of every fund in the complex. In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Nuveen funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme that raises common issues that must be addressed by the Board Members

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across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures, which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an Independent Board Member. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the Board Members have elected William J. Schneider as the Independent Chairman of the Board. Specific responsibilities of the Chairman include: (1) presiding at all meetings of the Board and of the shareholders; (2) seeing that all orders and resolutions of the Board Members are carried into effect; and (3) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives of a Fund’s operations. The Board has established six standing committees: the Executive Committee; the Dividend Committee; the Audit Committee; the Compliance, Risk Management and Regulatory Oversight Committee; the Nominating and Governance Committee; and the Closed-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

Executive Committee. The Executive Committee, which meets between regular meetings of the Board as necessary, is authorized to exercise all of the powers of the Board. As of February 15, 2016, the members of the Executive Committee are William J. Schneider, Chair, William Adams IV and Terence J. Toth. During the fiscal year ended October 31, 2015, the Executive Committee of Premium Income met one time and the Executive Committee of the Acquiring Fund, Investment Quality, Select Quality, and Premier Income did not meet.

Dividend Committee. The Dividend Committee is authorized to declare distributions on each Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. As of February 15, 2016, the members of the Dividend Committee are William C. Hunter, Chair, Judith M. Stockdale and Terence J. Toth. During the fiscal year ended October 31, 2015, the Dividend Committee met three times.

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Closed-End Funds Committee. The Closed-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen Funds that are registered as closed-end management investment companies (“Closed-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. As of February 15, 2016, the members of the Closed-End Funds Committee are Carole E. Stone, Chair, William Adams IV, Jack B. Evans, John K. Nelson, William J. Schneider and Terence J. Toth. During the fiscal year ended October 31, 2015, the Closed-End Funds Committee met four times.

Audit Committee. The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the Exchange Act, that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the NYSE or NYSE MKT, as applicable. The Audit Committee assists the Board in: the oversight and monitoring of the accounting and reporting policies, processes and practices of the Funds, and the audits of the financial statements of the Funds; the quality and integrity of the financial statements of the Funds; the Funds’ compliance with legal and regulatory requirements relating to the Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Funds’ securities brought to its attention, and considers the risks to the Funds in assessing the possible resolutions of these matters. The Audit Committee may also consider any financial risk exposures for the Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Funds and the internal audit group at Nuveen. The Audit Committee also may review, in a general manner, the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Funds’ financial statements. The Audit Committee operates under a written Audit Committee Charter (the “Charter”) adopted and approved by the Board, which Charter conforms to the listing standards of the NYSE or NYSE MKT, as applicable. Members of the Audit Committee are independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Board Members, would interfere with their exercise of independent judgment as an Audit Committee member. A copy of the Charter is attached as Appendix B to this Joint Proxy Statement/Prospectus. As of February 15, 2016, the members of the Audit Committee are Jack B. Evans, Chair, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth, each of whom is an Independent Board Member of the Funds. During the fiscal year ended October 31, 2015, the Audit Committee met four times.

Compliance, Risk Management and Regulatory Oversight Committee. The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds

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that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee: reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to: particular issuers, market sectors or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. As of February 15, 2016, the members of the Compliance Committee are John K. Nelson, Chair, William C. Hunter, Judith M. Stockdale and Margaret L. Wolff. During the fiscal year ended October 31, 2015, the Compliance Committee met five times.

Nominating and Governance Committee. The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that, as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and

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Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Funds’ business.

In addition, the Nominating and Governance Committee, among other things: makes recommendations concerning the continuing education of Board Members; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with Board Members; and periodically reviews and makes recommendations about any appropriate changes to Board Member compensation, including the compensation of the Independent Chairman of the Board. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Board Members and each nominee is evaluated using the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new Board Members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisers and service providers) and, if qualifying as an Independent Board Member candidate, independence from the Adviser, sub-advisers, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Board Member at the time of consideration of the nominees. However, all candidates must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board Members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx, and is composed entirely of Independent Board Members, who are also “independent” as defined by NYSE or NYSE MKT listing standards, as applicable. Accordingly, the members of the Nominating and Governance Committee are William J. Schneider, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, John K. Nelson, Judith M. Stockdale, Carole E. Stone, Terence J. Toth and Margaret L. Wolff. During the fiscal year ended October 31, 2015, the Nominating and Governance Committee met six times.

During the last fiscal year, each Board Member attended 75% or more of each Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of the Funds and the number of Board Members who attended the last annual meeting of shareholders of each Fund is posted on the Funds’ website at www.nuveen.com/CEF/Shareholder/
FundGovernance.aspx.

Board Diversification and Board Member Qualifications. In determining that a particular Board Member was qualified to serve on the Board, the Board considers each Board Member’s background,

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skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each Board Member should serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out the Board or any Board Member as having any special expertise or experience and will not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

William Adams IV

Mr. Adams, an interested Board Member of the Funds, is Co-Chief Executive Officer and Co-President (since March 2016), and was formerly Senior Executive Vice President, Global Structured Products of Nuveen Investments since November 2010. Mr. Adams has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Prior to that, he was Executive Vice President, U.S. Structured Products from December 1999 until November 2010 and served as Managing Director of Structured Investments from September 1997 to December 1999 and Vice President and Manager, Corporate Marketing from August 1994 to September 1997. He is Senior Executive Vice President of Nuveen Securities, LLC. Mr. Adams earned his Bachelor of Arts degree from Yale University and his Masters of Business Administration (MBA) from the University of Chicago’s Graduate School of Business. He is an Associate Fellow of Yale’s Timothy Dwight College and is currently on the Board of the Chicago Symphony Orchestra and of Gilda’s Club Chicago. Mr. Adams joined the Board in 2013.

Jack B. Evans

President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago, a Director of Alliant Energy and a Member and President Pro Tem of the Board of Regents for the State of Iowa University System. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the Source Media Group and is a Life Trustee of Coe College. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa. Mr. Evans joined the Board in 1999.

William C. Hunter

Mr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa on June 30, 2012. He was appointed Dean of the College on July 1, 2006. He was previously Dean and Distinguished Professor of Finance at the University of Connecticut School of

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Business from 2003 to 2006. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004 and Wellmark, Inc. since 2009. He is a Director and past President of Beta Gamma Sigma, Inc., The International Business Honor Society. Mr. Hunter joined the Board in 2003.

David J. Kundert

Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, and as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Mr. Kundert recently retired as a Director of the Northwestern Mutual Wealth Management Company (2006–2013). He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and he is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He is a Regent Emeritus and a Member of the Investment Committee of Luther College. He is also a Member of the Board of Directors (Milwaukee), College Possible and a Member of the Board of Trustees, Milwaukee Repertory Theater. He received his Bachelor of Arts degree from Luther College and his Juris Doctor from Valparaiso University. Mr. Kundert joined the Board in 2005.

John K. Nelson

Mr. Nelson currently serves on the Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing, and communications strategies for clients. He was formerly a senior external advisor to the financial services practice of Deloitte Consulting LLP. Mr. Nelson has served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008. From 2007 to 2008, Mr. Nelson was Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States, and during his tenure with ABN AMRO, served as the bank’s representative on various committees of the Bank of Canada, European Central Bank, and the Bank of England. At Fordham University, he currently serves as a director of The Curran Center for Catholic American Studies, and The President’s Council. He is also a member of The Economic Club of Chicago and was formerly a member of The Hyde Park Angels and a Trustee at St. Edmund Preparatory School in New York City. He is former chair of the Board of Trustees of Marian University. Mr. Nelson graduated and received his MBA from Fordham University. Mr. Nelson joined the Board in 2013.

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William J. Schneider

Mr. Schneider, the Board’s Independent Chairman, is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners, a real estate investment company. He is an owner in several other Miller-Valentine entities. He is currently a member of the Board of WDPR Public Radio Station and of Med-America Health System. He was formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider was also a member of the Business Advisory Council for the University of Dayton College of Business. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider was an independent trustee of the Flagship Funds, a group of municipal open-end funds. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton. Mr. Schneider joined the Board in 1996.

Thomas S. Schreier, Jr.

Mr. Schreier, an interested Board Member of the Funds, has been Vice Chairman, Wealth Management of Nuveen Investments since January 2011. Mr. Schreier has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Until Nuveen Investments’ acquisition of FAF Advisors on January 1, 2011, Mr. Schreier was Chief Executive Officer of FAF Advisors from November 2000, Chief Investment Officer of FAF Advisors from September 2007 and President of First American Funds from February 2001 to December 2010. From 1998 to November 2000, Mr. Schreier served as Senior Managing Director and Head of Equity Research for U.S. Bancorp Piper Jaffray, Inc. He received a Bachelor’s degree from the University of Notre Dame and an MBA from Harvard University. He is a Director and Vice Chairman of Allina Health and a member of its Finance, Audit and Investment Committees. He is also a Director of the Minneapolis Institute of Art. Mr. Schreier is a member of the Board of Governors of the Investment Company Institute and is on its Chairman’s Council. He has also served as director, chairman of the finance committee, and member of the audit committee for Pinnacle Airlines Corp. Mr. Schreier is former chairman of the Saint Thomas Academy Board of Trustees, a founding investor of Granite Global Ventures, and a member of the Applied Investment Management Advisory Board for the University of Notre Dame. Mr. Schreier joined the Board in 2013.

Judith M. Stockdale

Ms. Stockdale retired at the end of 2012 as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. She is currently a board member of the U.S. Endowment for Forestry and Communities (since 2013) and rejoined the board of the Land Trust Alliance in June 2013. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Advisory Council of the National Zoological Park, the Governor’s Science Advisory Council (Illinois) and the Nancy Ryerson Ranney Leadership Grants Program. She has served on the Boards of Brushwood Center and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University. Ms. Stockdale joined the Board in 1997.

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Carole E. Stone

Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the boards of directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts in Business Administration from Skidmore College. Ms. Stone joined the Board in 2006.

Terence J. Toth

Mr. Toth is a Managing Partner of Promus Capital (since 2008). From 2008 to 2013, he served as a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of Chicago Fellowship, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012), and is Chairman of the Board of Catalyst Schools of Chicago. He is on the Mather Foundation Board (since 2012) and is Chair of its investment committee. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University. Mr. Toth joined the Board in 2008.

Margaret L. Wolff

Ms. Wolff retired from Skadden, Arps, Slate, Meagher & Flom LLP in 2014 after more than 30 years of providing client service in the Mergers & Acquisitions Group. During her legal career, Ms. Wolff devoted significant time to advising boards and senior management on U.S. and international corporate, securities, regulatory and strategic matters, including governance, shareholder, fiduciary, operational and management issues. Since 2013, she has been a Board member of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each of which is a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.). Ms. Wolff has been a trustee of New York-Presbyterian Hospital since 2005 and, since 2004, she has served as a trustee of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults) where she currently is the Chair. From 2005 to 2015, she was a trustee of Mt. Holyoke College and served as Vice Chair of the Board from 2011 to 2015. Ms. Wolff received her Bachelor of Arts from Mt. Holyoke College and her Juris Doctor from Case Western Reserve University School of Law.

Independent Chairman. William J. Schneider currently serves as the Independent Chairman of the Board. Specific responsibilities of the Chairman include: (1) presiding at all meetings of the Board and of the shareholders; (2) seeing that all orders and resolutions of the Board Members are carried into effect; and (3) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

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Board Member Terms. Pursuant to the organizational documents of Dividend Advantage, the Board is divided into three classes, Class I, Class II and Class III, to be elected by the holders of the outstanding common shares and any outstanding preferred shares, voting together as a single class, to serve until the third succeeding annual meeting subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board. Under normal circumstances, holders of preferred shares (including holders of VMTP Shares and VRDP Shares), voting separately as a single class, are entitled to elect two (2) Board Members. The Board Members elected by holders of preferred shares will be elected to serve until the next annual meeting or until their successors have been duly elected and qualified. Holders of preferred shares will be entitled to elect a majority of the Fund’s Board Members under certain circumstances. See “Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws.”

Pursuant to the organizational documents of each of Premium Income, Investment Quality, Select Quality and Premier Income, Board Members are to be elected to serve until the next annual meeting or until their successors have been duly elected and qualified. Under normal circumstances, holders of preferred shares (including holders of VMTP Shares and VRDP Shares), voting separately as a single class, are entitled to elect two (2) Board Members, and the remaining Board Members are to be elected by holders of common shares and preferred shares, voting together as a single class. Holders of preferred shares will be entitled to elect a majority of the Fund’s Board Members under certain circumstances.

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The Officers

The following table sets forth information with respect to each officer of the Funds. Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Gifford R. Zimmerman 333 West Wacker Drive Chicago, Illinois 60606 1956	Chief Administrative Officer	Term: Annual Length of Service: Since 1988	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC and Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006–2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	198

Cedric H. Antosiewicz 333 West Wacker Drive Chicago, Illinois 60606 1962	Vice President	Term: Annual Length of Service: Since 2007	Managing Director (since 2004) of Nuveen Securities LLC; Managing Director (since 2014) of Nuveen Fund Advisors, LLC.	90

Margo L. Cook 333 West Wacker Drive Chicago, Illinois 60606 1964	Vice President	Term: Annual Length of Service: Since 2009	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President of Nuveen Investments, Inc.; Senior Executive Vice President of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013–2015), of Nuveen Securities, LLC; Managing Director—Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); Chartered Financial Analyst.	198

Lorna C. Ferguson 333 West Wacker Drive Chicago, Illinois 60606 1945	Vice President	Term: Annual Length of Service: Since 1998	Managing Director of Nuveen Investments Holdings, Inc.	198

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Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Stephen D. Foy 333 West Wacker Drive Chicago, Illinois 60606 1954	Vice President and Controller	Term: Annual Length of Service: Since 1993	Managing Director (since 2014), formerly, Senior Vice President (2013–2014) and Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	198

Sherri A. Hlavacek 333 West Wacker Drive Chicago, Illinois 60606 1962	Vice President and Treasurer	Term: Annual Length of Service: Since 2015	Executive Vice President (since May 2015, formerly, Managing Director) and Controller of Nuveen Fund Advisors, LLC; Managing Director and Controller of Nuveen Commodities Asset Management, LLC; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Controller of Nuveen Asset Management, LLC; Executive Vice President, Principal Financial Officer (since July 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments, Inc.; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments Advisers Inc. and Nuveen Investments Holdings, Inc.; Executive Vice President, formerly, Managing Director, Chief Financial Officer and Corporate Controller of Nuveen Securities, LLC; Vice President, Controller and Treasurer of NWQ Investment Management Company, LLC; Vice President and Controller of Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Certified Public Accountant.	198

Walter M. Kelly 333 West Wacker Drive Chicago, Illinois 60606 1970	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	198

Tina M. Lazar 333 West Wacker Drive Chicago, Illinois 60606 1961	Vice President	Term: Annual Length of Service: Since 2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC.	198

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Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Kevin J. McCarthy 333 West Wacker Drive Chicago, Illinois 60606 1966	Vice President and Secretary	Term: Annual Length of Service: Since 2007	Executive Vice President, Secretary and General Counsel (since March 2016), formerly, Managing Director and Assistant Secretary of Nuveen Investments, Inc.; Executive Vice President (since March 2016), formerly, Managing Director and Assistant Secretary (since 2008) of Nuveen Securities, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director (2008-2016) and, Assistant Secretary (2007-2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director, Assistant Secretary (2011-2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008) and Assistant Secretary of Nuveen Investments Advisers Inc.; Vice President (since 2007) and Assistant Secretary of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and (since 2010) Winslow Capital Management, LLC; Vice President (since 2010) and Secretary (since March 2016), formerly, Assistant Secretary of Nuveen Commodities Asset Management, LLC.	198

Kathleen L. Prudhomme 901 Marquette Avenue Minneapolis, Minnesota 55402 1953	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2011	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2011); Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004–2010).	198

Joel T. Slager 333 West Wacker Drive Chicago, Illinois 60606 1978	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	198

(1)	Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen fund complex.
(2)	Information as of March 1, 2016.

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PROPOSAL NO. 2—REORGANIZATION OF EACH TARGET FUND INTO

THE ACQUIRING FUND

(COMMON SHAREHOLDERS OF EACH TARGET FUND)

A.	SYNOPSIS

The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus with respect to the proposed Reorganizations. More complete information is contained elsewhere in this Joint Proxy Statement/Prospectus and in the Reorganization SAI and the appendices hereto and thereto. Shareholders should read the entire Joint Proxy Statement/Prospectus carefully.

Background and Reasons for the Reorganizations

The boards of directors/trustees of Nuveen’s leveraged national municipal closed-end funds, including the Board of each of the Funds, have approved a series of proposals that are intended to benefit shareholders in a number of ways by streamlining and differentiating Nuveen’s product offerings. The proposals included the Reorganization of each Target Fund into the Acquiring Fund. Each Board has determined that the Reorganization(s) proposed for its Fund would be in the best interests of such Fund. The Target Funds and the Acquiring Fund have similar investment objectives, policies and risks and invest exclusively in municipal securities and other investments the income from which is exempt from regular federal income tax.

Based on information provided by Nuveen Fund Advisors, LLC (previously defined as “Nuveen Fund Advisors” or the “Adviser”), the investment adviser to each Fund, each Fund’s Board believes that the Reorganizations may benefit common shareholders in a number of ways, including, among other things:

•

Lower fees and operating expenses per common share (excluding the costs of leverage) for shareholders of each Fund (as shareholders of the combined fund following the Reorganizations) as the combined fund’s size results in a lower effective management fee rate based on managed assets (which includes assets attributable to leverage), which could result in higher distributions to common shareholders;

•	Improved secondary market trading for common shares as a result of the combined fund’s greater share volume, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements;

•

The potential for higher common share net earnings over time from increased operating economies of scale, which may support higher distribution rates in the future and increase investor interest in the combined fund, and, in turn, may lower the trading discount to net asset value of common shares; and

•	Increased portfolio and leverage management flexibility due to the significantly larger asset base of the combined fund.

The closing of each Reorganization is contingent upon the closing of all of the Reorganizations. The closing of each Reorganization is also subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In order for the Reorganizations to occur, all

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requisite shareholder approvals must be obtained at the Annual Meetings, and certain other consents, confirmations and/or waivers must also be obtained from various third parties, including the holders of the outstanding VMTP Shares of the Acquiring Fund, Premium Income and Investment Quality under the purchase agreements relating to such VMTP Shares and liquidity providers with respect to the outstanding VRDP Shares of Investment Quality, Select Quality and Premier Income. Because the closing of the Reorganizations is contingent upon each of the Target Funds and the Acquiring Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganizations will not occur, even if shareholders of your Fund entitled to vote on your Fund’s Reorganization proposal(s) approve such proposal(s) and your Fund satisfies all of its closing conditions, if one or more of the other Funds does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interests of its Fund. For a fuller discussion of the Boards’ considerations regarding the approval of the Reorganizations, see “C. Information About the Reorganizations—Reasons for the Reorganizations.”

Material Federal Income Tax Consequences of the Reorganizations

As a condition to closing, each Fund will receive, with respect to its proposed Reorganization(s), an opinion of Vedder Price P.C., subject to certain representations, assumptions and conditions, substantially to the effect that the proposed Reorganization(s) will qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that no Fund will recognize gain or loss for federal income tax purposes as a direct result of the Reorganizations. It is also expected that shareholders of a Target Fund who receive Acquiring Fund shares pursuant to a Reorganization will recognize no gain or loss for federal income tax purposes as a result of such exchange, except to the extent a common shareholder of a Target Fund receives cash in lieu of a fractional Acquiring Fund common share. Prior to the closing of the Reorganizations, each Target Fund expects to declare a distribution of all of its net investment income and net capital gains, if any. All or a portion of such a distribution may be taxable to a Target Fund’s shareholders for federal income tax purposes. To the extent that portfolio securities of a Target Fund are sold prior to the closing of the Reorganizations, such Fund may realize gains or losses, which may increase or decrease the net capital gains or net investment income to be distributed by such Fund.

The foregoing discussion and the tax opinion discussed above to be received by the Funds regarding certain aspects of the Reorganizations, including that the Reorganizations will qualify as tax-free reorganizations under the Code, will rely on the position that the Acquiring Fund preferred shares will constitute equity of the Acquiring Fund. In that regard, each of Stradley Ronon Stevens & Young, LLP (with respect to the VMTP Shares) and Sidley Austin LLP (with respect to the VRDP Shares), as special tax counsel to the Acquiring Fund, will deliver an opinion to the Acquiring Fund, subject to certain representations, assumptions and conditions, substantially to the effect that the Acquiring Fund VMTP Shares or VRDP Shares, as applicable, received in the Reorganizations by the holders of preferred shares of the Target Funds will qualify as equity of the Acquiring Fund for federal income tax purposes. Distributions with respect to the preferred shares (other than distributions in redemption of preferred shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Acquiring Fund’s allocable current or accumulated earnings and profits, as calculated for federal income tax purposes. Because the treatment of a corporate security as debt or equity is determined on the basis of the facts and circumstances of each case, and no controlling precedent exists for the preferred shares issued in the Reorganizations, there can be no assurance that the Internal

25

Revenue Service (the “IRS”) will not question special tax counsel’s opinion and the Acquiring Fund’s treatment of the preferred shares as equity. If the IRS were to succeed in such a challenge, holders of preferred shares could be characterized as receiving taxable interest income rather than exempt-interest or other dividends, possibly requiring them to file amended income tax returns and retroactively to recognize additional amounts of ordinary income and pay additional tax, interest and penalties, and the tax consequences of the Reorganizations could differ significantly from those described above.

Comparison of the Acquiring Fund and each Target Fund

General. The Acquiring Fund and each Target Fund are diversified, closed-end management investment companies. Set forth below is certain comparative information about the organization, capitalization and operation of each Fund.

Organization
Fund	Organization Date	State of Organization	Entity Type
Acquiring Fund	January 15, 1999	Massachusetts	business trust
Premium Income	April 15, 1988	Minnesota	corporation
Investment Quality	January 23, 1990	Minnesota	corporation
Select Quality	January 23, 1991	Minnesota	corporation
Premier Income	July 25, 1991	Minnesota	corporation

Capitalization—Common Shares
Fund	Authorized Shares	Shares Outstanding(1)	Par Value Per Share	Preemptive, Conversion or Exchange Rights	Rights to Cumulative Voting	Exchange on which Common Shares are Listed
Acquiring Fund	Unlimited	[•]	$0.01	None	None	NYSE
Premium Income	200,000,000	[•]	$0.01	None	None	NYSE
Investment Quality	200,000,000	[•]	$0.01	None	None	NYSE
Select Quality	200,000,000	[•]	$0.01	None	None	NYSE
Premier Income	200,000,000	[•]	$0.01	None	None	NYSE

(1)	As of [•], 2016 for the Acquiring Fund, and as of [•], 2016 for each Target Fund.

The Acquiring Fund currently has outstanding 2,650 VMTP Shares, with a par value of $0.01 per share and a liquidation preference of $100,000 per share (the “Outstanding VMTP Shares”). The Outstanding VMTP Shares will remain outstanding following the completion of the Reorganizations. Premium Income currently has outstanding 4,070 VMTP Shares, with a par value of $0.01 per share and a liquidation preference of $100,000 per share; Investment Quality currently has outstanding 435 VMTP Shares, with a par value of $0.01 per share and a liquidation preference of $100,000 per share, and 2,368 VRDP Shares, with a par value of $0.01 per share and a liquidation preference of $100,000 per share; Select Quality currently has outstanding 2,675 VRDP Shares, with a par value of $0.01 per share and a liquidation preference of $100,000 per share; and Premier Income currently has outstanding 1,277 VRDP Shares, with a par value of $0.01 per share and a liquidation preference of $100,000 per share. Each Fund’s VMTP Shares and VRDP Shares are entitled to one vote per share. The preferred shares of the Acquiring Fund to be issued in connection with the Reorganizations will have equal priority with each other and with the Acquiring Fund’s other outstanding preferred shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding

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up of the affairs of the Acquiring Fund. In addition, the preferred shares of the Acquiring Fund, including preferred shares of the Acquiring Fund to be issued in connection with the Reorganizations, will be senior in priority to the Acquiring Fund’s common shares as to payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The preferred shares of the Acquiring Fund to be issued in connection with the Reorganizations will have rights and preferences, including liquidation preferences, that are substantially identical (with respect to VMTP Shares) or substantially similar (with respect to VRDP Shares) to those of the outstanding Target Fund preferred shares for which they are exchanged.

Investment Objectives and Policies. The investment objectives of the Funds are similar. The investment objectives of the Acquiring Fund are to provide current income exempt from regular federal income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. The investment objective of Premium Income is to provide, through investment in a professionally managed portfolio of investment grade tax-exempt municipal obligations, a high level of current income exempt from federal income tax, consistent with preservation of capital. The primary investment objective of Investment Quality is to provide, through investment in a professionally managed portfolio of investment grade quality tax-exempt municipal obligations, current income exempt from regular federal income tax. The primary investment objective of Select Quality is to provide, through investment in a professionally managed portfolio of tax-exempt municipal obligations, current income exempt from regular federal income tax. Premier Income’s primary investment objective is to provide, through investment in a professionally managed portfolio of tax-exempt municipal obligations, current income exempt from regular federal income tax, consistent with the Fund’s investment policies. The secondary investment objective of each of Investment Quality, Select Quality and Premier Income is the enhancement of portfolio value relative to the municipal bond market through investments in tax-exempt municipal obligations that, in the opinion of the Fund’s investment adviser, are underrated or undervalued or that represent municipal market sectors that are undervalued.

The Acquiring Fund has a fundamental investment policy requiring it to invest, under normal circumstances, at least 80% of its managed assets in a portfolio of securities the income from which is exempt from regular federal income tax. Each Target Fund has a fundamental investment policy requiring it to invest, under normal circumstances, at least 80% of its managed assets in municipal securities and other related investments the income from which is exempt from regular federal income tax. The investment policies of the Target Funds are similar to those of the Acquiring Fund.

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The following summary compares the current principal investment policies and strategies of the Acquiring Fund to the current principal investment policies and strategies of the Target Funds as of the date of this Joint Proxy Statement/Prospectus. “Managed Assets” includes the net assets of a Fund as well as assets of a Fund that are attributable to leverage.

Acquiring Fund	Premium Income	Investment Quality	Select Quality	Premier Income	Differences
Investment Objectives:	Investment Objectives:	Investment Objectives:	Investment Objectives:	Investment Objectives:	Similar.

The Fund’s investment objectives are to provide current income exempt from regular federal income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.	The Fund’s investment objective is to provide, through investment in a professionally managed portfolio of investment grade tax exempt municipal obligations, a high level of current income exempt from federal income tax, consistent with preservation of capital.	The Fund’s primary investment objective is to provide, through investment in a professionally managed portfolio of investment grade quality tax-exempt municipal obligations, current income exempt from regular federal income tax. The Fund’s secondary investment objective is the enhancement of portfolio value relative to the municipal bond market through investments in tax-exempt municipal obligations that, in the opinion of the Fund’s investment adviser, are underrated or undervalued or that represent municipal market sectors that are undervalued.	The Fund’s primary investment objective is to provide, through investment in a professionally managed portfolio of tax-exempt municipal obligations, current income exempt from regular federal income tax. The Fund’s secondary investment objective is the enhancement of portfolio value relative to the municipal bond market through investments in tax-exempt municipal obligations that, in the opinion of the Fund’s investment adviser, are underrated or undervalued or that represent municipal market sectors that are undervalued.	The Fund’s primary investment objective is to provide, through investment in a professionally managed portfolio of tax-exempt municipal obligations, current income exempt from regular federal income tax, consistent with the Fund’s investment policies. The Fund’s secondary investment objective is the enhancement of portfolio value relative to the municipal bond market through investments in tax-exempt municipal obligations that, in the opinion of the Fund’s investment adviser, are underrated or undervalued or that represent municipal market sectors that are undervalued.

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Acquiring Fund	Premium Income	Investment Quality	Select Quality	Premier Income	Differences
Principal Investment Strategy:	Principal Investment Strategy:	Principal Investment Strategy:	Principal Investment Strategy:	Principal Investment Strategy:	Substantially identical.

Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in a portfolio of securities that pay interest exempt from federal income tax.	Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in municipal securities and other related investments, the income from which is exempt from regular federal income tax.	Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in municipal securities and other related investments, the income from which is exempt from regular federal income tax.	Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in municipal securities and other related investments, the income from which is exempt from regular federal income tax.	Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in municipal securities and other related investments, the income from which is exempt from regular federal income tax.

Credit Quality:	Credit Quality:	Credit Quality:	Credit Quality:	Credit Quality:	Identical.

Under normal circumstances, the Fund may invest up to 35% of its Managed Assets in securities that, at the time of investment, are rated below the three highest grades (Baa or BBB or lower) by at least one nationally recognized statistical rating organization (“NRSRO”) or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.[1]	Under normal circumstances, the Fund may invest up to 35% of its Managed Assets in securities that, at the time of investment, are rated below the three highest grades (Baa or BBB or lower) by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.	Under normal circumstances, the Fund may invest up to 35% of its Managed Assets in securities that, at the time of investment, are rated below the three highest grades (Baa or BBB or lower) by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.	Under normal circumstances, the Fund may invest up to 35% of its Managed Assets in securities that, at the time of investment, are rated below the three highest grades (Baa or BBB or lower) by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.	Under normal circumstances, the Fund may invest up to 35% of its Managed Assets in securities that, at the time of investment, are rated below the three highest grades (Baa or BBB or lower) by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

(1)	Prior to February 4, 2016, each Fund had non-fundamental investment policies that required the Fund, under normal circumstances, (1) to invest at least 80% of its Managed Assets in investment-grade municipal securities (which includes Baa/BBB-rated municipal securities) and (2) permitted the Fund to invest up to 20% of its Managed Assets in below-investment-grade municipal securities and no more than 10% of its Managed Assets in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s investment adviser. On February 4, 2016, the Board of each Fund replaced this policy and adopted the current non-fundamental policy described above. Non-fundamental investment policies may be changed by the Board at any time without shareholder approval. Each of the Funds has certain agreements in place related to its outstanding preferred shares. These agreements currently have covenants aligned with the Funds’ non-fundamental investment policies that were in effect prior to February 4, 2016. Consequently, the Funds must comply with the investment policy covenants contained in the preferred share agreements until such time that those agreements are amended. It is currently expected that the agreements governing the Acquiring Fund’s outstanding preferred shares will be so amended in connection with the completion of the Reorganizations, and that the agreements governing the new preferred shares to be issued by the Acquiring Fund in the Reorganizations will include provisions permitting the Acquiring Fund to take full advantage of its non-fundamental investment policies. It is not currently expected that the agreements governing the Target Funds’ outstanding preferred shares will be amended prior to the completion of the Reorganizations.

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Acquiring Fund	Premium Income	Investment Quality	Select Quality	Premier Income	Differences

Leverage:

The Fund may employ leverage through the issuance of preferred shares, bank borrowings or portfolio investments that have the economic effect of leverage, including but not limited to investments in futures, options and inverse floating rate securities. The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.

Leverage:

The Fund may employ leverage through the issuance of preferred shares, bank borrowings or portfolio investments that have the economic effect of leverage, including but not limited to investments in futures, options and inverse floating rate securities. The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.

Leverage:

The Fund may employ leverage through the issuance of preferred shares, bank borrowings or portfolio investments that have the economic effect of leverage, including but not limited to investments in futures, options and inverse floating rate securities. The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.

Leverage:

The Fund may employ leverage through the issuance of preferred shares, bank borrowings or portfolio investments that have the economic effect of leverage, including but not limited to investments in futures, options and inverse floating rate securities. The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.

Leverage:

The Fund may employ leverage through the issuance of preferred shares, bank borrowings or portfolio investments that have the economic effect of leverage, including but not limited to investments in futures, options and inverse floating rate securities. The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.

Identical.

Illiquid Securities:

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and repurchase agreements with maturities in excess of seven days.

Illiquid Securities:

The Fund may invest in municipal securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act, that are deemed to be illiquid, and repurchase agreements with maturities in excess of seven days.

Illiquid Securities:

The Fund may invest in municipal securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act, that are deemed to be illiquid, and repurchase agreements with maturities in excess of seven days.

Illiquid Securities:

The Fund may invest in municipal securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act, that are deemed to be illiquid, and repurchase agreements with maturities in excess of seven days.

Illiquid Securities:

The Fund may invest in municipal securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act, that are deemed to be illiquid, and repurchase agreements with maturities in excess of seven days.

Substantially identical.

30

Acquiring Fund	Premium Income	Investment Quality	Select Quality	Premier Income	Differences

Weighted Average Maturity Policy:

The Fund buys municipal securities with different maturities and intends to maintain an average portfolio maturity of 15 to 30 years, although this may be shortened depending on market conditions.

Weighted Average Maturity Policy:

The Fund buys municipal securities with different maturities and intends to maintain an average portfolio maturity of 15 to 30 years, although this may be shortened depending on market conditions.

Weighted Average Maturity Policy:

The Fund will primarily invest in municipal securities with long-term maturities in order to maintain a weighted average maturity of 15-30 years, but the average weighted maturity of obligations held by the Fund may be shortened, depending on market conditions.

Weighted Average Maturity Policy:

The Fund will primarily invest in municipal securities with long-term maturities in order to maintain a weighted average maturity of 15-30 years, but the average weighted maturity of obligations held by the Fund may be shortened, depending on market conditions.

Weighted Average Maturity Policy:

The Fund will primarily invest in municipal securities with long-term maturities in order to maintain a weighted average maturity of 15-30 years, but the average weighted maturity of obligations held by the Fund may be shortened, depending on market conditions.

Substantially identical.

Other Investment Companies:

The Fund may invest in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly.

Other Investment Companies:

The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly.

Other Investment Companies:

The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly.

Other Investment Companies:

The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly.

Other Investment Companies:

The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly.

Substantially identical.

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Acquiring Fund	Premium Income	Investment Quality	Select Quality	Premier Income	Differences

Use of Derivatives:

The Fund may enter into certain derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including credit default swaps and interest rate swaps), options on financial futures, options on swap contracts or other derivative instruments. The Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on future contracts or related options.

Use of Derivatives:

The Fund may invest in derivative instruments in pursuit of its investment objective. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts, or other derivative instruments. The Fund may not enter into futures contracts or related options or forward contracts, if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

Use of Derivatives:

The Fund may invest in certain derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments whose prices, in the adviser’s opinion, correlate with the prices of the Fund’s investments. The Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on future contracts or related options.

Use of Derivatives:

The Fund may invest in certain other derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments whose prices, in the adviser’s opinion, correlate with the prices of the Fund’s investments. The Fund may not enter into futures contracts or related options or forward contracts, if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

Use of Derivatives:

the Fund may invest in certain other derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments whose prices, in the sub-adviser’s opinion, correlate with the prices of the Fund’s investments. The Fund may not enter into futures contracts or related options or forward contracts, if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

Substantially identical.

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Credit Quality. A comparison of the credit quality (as a percentage of total investment exposure, which includes the leveraged effect of the Funds’ investments in inverse floating rate securities of tender option bond trusts) of the portfolios of the Acquiring Fund and each Target Fund, as of October 31, 2015, is set forth in the table below. The information for each Fund in the table below reflects the Fund’s investment policies as in effect on October 31, 2015. Under the non-fundamental investment policies adopted on February 4, 2016, each Fund is expected to increase its allocation to lower rated securities over time.

Credit Rating(1)	Acquiring Fund	Premium Income	Investment Quality	Select Quality	Premier Income
AAA/U.S. Guaranteed	12.3%	11.5%	11.7%	16.7%	18.7%
AA	55.2%	40.8%	38.4%	45.5%	43.2%
A	19.3%	28.6%	25.8%	21.2%	17.6%
BBB	5.1%	13.6%	14.2%	7.9%	10.6%
BB or lower	6.4%	4.4%	5.2%	7.3%	6.5%
N/R (not rated)	1.6%	1.1%	4.7%	1.4%	3.4%
N/A (not applicable)(2)	0.1%	—	—	—	—

(1)	Ratings shown are the highest rating given by one of the following national rating agencies: S&P, Moody’s or Fitch Ratings, Inc. (“Fitch”). Credit ratings are subject to change. AAA, AA, A, and BBB are investment-grade ratings; BB, B, CCC, CC and D are below-investment-grade ratings. Certain bonds backed by U.S. government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
(2)	Relates to investment company holdings of the Acquiring Fund.

Leverage. Each Fund may utilize the following forms of leverage: (1) the issuance of preferred shares, (2) bank borrowings and (3) portfolio investments that have the economic effect of leverage, including but not limited to investments in futures, options and inverse floating rate securities (sometimes referred to as “inverse floaters”). Each Fund currently employs leverage through the issuance of preferred shares and the use of inverse floaters. Certain important ratios related to each Fund’s use of leverage for the last three fiscal years are set forth below:

Acquiring Fund	2015	2014	2013
Asset Coverage Ratio(1)	328.91%	331.87%	314.01%
Regulatory Leverage Ratio(2)	30.40%	30.13%	31.85%
Effective Leverage Ratio(3)	34.11%	34.66%	37.01%

Premium Income	2015	2014	2013
Asset Coverage Ratio(1)	341.10%	343.27%	319.40%
Regulatory Leverage Ratio(2)	29.32%	29.13%	31.31%
Effective Leverage Ratio(3)	36.85%	35.53%	39.03%

Investment Quality	2015	2014	2013
Asset Coverage Ratio(1)	337.44%	340.13%	325.66%
Regulatory Leverage Ratio(2)	29.64%	29.40%	30.71%
Effective Leverage Ratio(3)	35.86%	35.98%	38.89%

Select Quality	2015	2014	2013
Asset Coverage Ratio(1)	304.96%	306.39%	287.01%
Regulatory Leverage Ratio(2)	32.79%	32.64%	34.84%
Effective Leverage Ratio(3)	36.73%	37.70%	40.16%

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Premier Income	2015	2014	2013
Asset Coverage Ratio(1)	333.35%	338.91%	317.75%
Regulatory Leverage Ratio(2)	30.00%	29.51%	31.47%
Effective Leverage Ratio(3)	35.27%	36.52%	39.79%

(1)	A Fund’s asset coverage ratio is defined under the 1940 Act as the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by preferred shares or senior securities representing indebtedness, bears to the aggregate amount of preferred shares and senior securities representing indebtedness issued by the Fund.
(2)	Regulatory leverage consists of preferred shares or debt issued by the Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is sometimes referred to as “1940 Act Leverage” and is subject to asset coverage limits set forth in the 1940 Act.
(3)	Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings, in addition to any regulatory leverage, are included in effective leverage ratios.

Board Members and Officers. The Acquiring Fund and each Target Fund have the same Board Members and officers. The management of each Fund, including general supervision of the duties performed by the Fund’s investment adviser under an investment management agreement between the investment adviser and such Fund (each, an “Investment Management Agreement”), is the responsibility of its Board. Each Fund currently has eleven (11) Board Members, two (2) of whom are “interested persons,” as defined in the 1940 Act, and nine (9) of whom are not interested persons. The names and business addresses of the Board Members and officers of the Funds and their principal occupations and other affiliations during the past five years are set forth under “Proposal No. 1—The Election of Board Members.”

While the Acquiring Fund and Target Funds have the same Board Members, the Acquiring Fund, which is organized as a Massachusetts business trust (the “Massachusetts Fund”), has a board structure that is different from the structure for the Target Funds, which are organized as Minnesota corporations (the “Minnesota Funds”). All members of the boards of directors of the Minnesota Funds stand for election each year. In contrast to the Minnesota Funds’ board structure, and pursuant to the Massachusetts Fund’s by-laws, the board of trustees of the Massachusetts Fund is divided into three classes (Class I, Class II and Class III) with staggered multi-year terms, such that only the members of one of the three classes stand for election each year; provided, however, that holders of preferred shares are entitled as a class to elect two trustees of the Acquiring Fund at all times. The staggered board structure could delay for up to two years the election of a majority of the Board of the Acquiring Fund. To the extent the preferred shares are held by a small number of institutional holders, a few holders could exert influence on the selection of the Board as a result of the requirement that holders of preferred shares be entitled to elect two trustees of the Acquiring Fund at all times. The Acquiring Fund’s board structure will remain in place following the closing of the Reorganizations.

Investment Adviser. Nuveen Fund Advisors, LLC (previously defined as “Nuveen Fund Advisors” or the “Adviser”) is the investment adviser to each Fund and is responsible for overseeing each Fund’s overall investment strategy, including the use of leverage, and its implementation. Nuveen Fund Advisors also is responsible for the ongoing monitoring of any sub-adviser to the Funds, managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Funds. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606.

Nuveen Fund Advisors, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments, Inc. (previously defined as “Nuveen” or “Nuveen Investments”). Founded in 1898, Nuveen Investments and its affiliates had approximately $225 billion in assets under

34

management as of December 31, 2015. Nuveen is a separate subsidiary of TIAA, a financial services organization based in New York, New York. TIAA acquired Nuveen on October 1, 2014.

Nuveen Fund Advisors has selected its wholly owned subsidiary, Nuveen Asset Management, LLC (previously defined as “Nuveen Asset Management” or the “Sub-Adviser”), located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as a sub-adviser to each of the Funds pursuant to a sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management (the “Sub-Advisory Agreement”). Nuveen Asset Management, a registered investment adviser, oversees day-to-day operations and manages the investment of the Funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors. Pursuant to the Sub-Advisory Agreement, Nuveen Asset Management is compensated for the services it provides to the Funds with a portion of the management fee Nuveen Fund Advisors receives from each Fund. Nuveen Fund Advisors and Nuveen Asset Management retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

Unless earlier terminated as described below, each Fund’s Investment Management Agreement with Nuveen Fund Advisors will remain in effect until August 1, 2016. Each Investment Management Agreement continues in effect from year to year so long as such continuation is approved at least annually by: (1) the Board or the vote of a majority of the outstanding voting securities of the Fund; and (2) a majority of the Board Members who are not interested persons of any party to the Investment Management Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement may be terminated at any time, without penalty, by either the Fund or Nuveen Fund Advisors upon 60 days’ written notice and is automatically terminated in the event of its assignment, as defined in the 1940 Act.

Pursuant to each Investment Management Agreement, each Fund has agreed to pay an annual management fee for the overall advisory and administrative services and general office facilities provided by Nuveen Fund Advisors. Each Fund’s management fee consists of two components—a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors, and a specific fund-level fee, based only on the amount of assets within such Fund. This pricing structure enables the Funds’ shareholders to benefit from growth in assets within each individual Fund as well as from growth of complex-wide assets managed by Nuveen Fund Advisors.

For the fiscal year ended October 31, 2015, the effective management fee rates of the Acquiring Fund, Premium Income, Investment Quality, Select Quality and Premier Income, expressed as a percentage of average total daily net assets (including assets attributable to leverage), were 0.59%, 0.58%, 0.59%, 0.59% and 0.60%, respectively.

The annual fund-level fee rate for each Fund, payable monthly, is calculated according to the following schedules:

Current Fund-Level Fee Schedule for the Acquiring Fund

Average Total Daily Net Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375%
For the next $250 million	0.4250%
For the next $500 million	0.4125%

35

Average Total Daily Net Assets*	Fund-Level Fee Rate
For the next $1 billion	0.4000%
For net assets over $2 billion	0.3750%

*	For this purpose, average total daily net assets include net assets attributable to preferred shares and residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts.

Fund-Level Fee Schedule for Premium Income, Investment Quality, Select Quality and Premier Income

Average Total Daily Net Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375%
For the next $250 million	0.4250%
For the next $500 million	0.4125%
For the next $1 billion	0.4000%
For the next $3 billion	0.3875%
For net assets over $5 billion	0.3750%

*	For this purpose, average total daily net assets include net assets attributable to preferred shares and residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts.

In connection with the Reorganizations, Nuveen Fund Advisors proposed and the Board of the Acquiring Fund approved an amended management fee schedule for the Acquiring Fund, to take effect in conjunction with the closing of the Reorganizations, that includes an additional breakpoint, providing for a lower effective fund-level management fee rate payable with respect to managed assets over $5 billion, and standardizes the Acquiring Fund’s Investment Management Agreement with the investment management agreements of Nuveen’s newer municipal closed-end funds.

The annual fund-level fee rate for the Acquiring Fund under the new Investment Management Agreement, payable monthly, will be calculated according to the following schedule:

Proposed Fund-Level Fee Schedule for the Acquiring Fund

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375%
For the next $250 million	0.4250%
For the next $500 million	0.4125%
For the next $1 billion	0.4000%
For the next $3 billion	0.3750%
For managed assets over $5 billion	0.3625%

*	For this purpose, managed assets means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of U.S. generally accepted accounting principles).

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Each Fund pays all of its other costs and expenses of its operations, including compensation of its Board Members (other than those affiliated with the

36

Adviser), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any preferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, listing fees and taxes, if any. For the services provided pursuant to each Fund’s Sub-Advisory Agreement, Nuveen Fund Advisors pays Nuveen Asset Management a fee, payable monthly, equal to 38.4615% of the management fee (net of applicable waivers and reimbursements) paid by the Fund to Nuveen Fund Advisors.

The stated fund-level fee rate for the Acquiring Fund is lower at certain asset values than the fee rates of Premium Income, Investment Quality, Select Quality and Premier Income at the same asset levels. The effective fund-level fee rate as a percentage of average daily Managed Assets for the combined fund is expected to be lower than the current effective fund-level fee rate for the Acquiring Fund and each Target Fund due to the combination of the assets of the Funds and the combined fund’s ability to benefit from available breakpoints in the applicable fee schedule that reduces the fee rate as the Acquiring Fund’s Managed Assets increase in size.

Each Fund also pays a complex-level fee to Nuveen Fund Advisors, which is payable monthly and is in addition to the fund-level fee. The complex-level fee is based on the aggregate daily amount of eligible assets for all Nuveen sponsored funds in the United States, as stated in the table below. As of October 31, 2015, the complex-level fee rate for each Fund was 0.1639%.

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Fee Rates

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

*	For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011.

37

A discussion of the basis for the Board’s most recent approval of each Fund’s current Investment Management Agreement and Sub-Advisory Agreement are included in the Fund’s Annual Report for the fiscal year ended October 31, 2015.

Portfolio Management. Subject to the supervision of Nuveen Fund Advisors, Nuveen Asset Management is responsible for execution of specific investment strategies and day-to-day investment operations. Nuveen Asset Management manages the portfolios of the Funds using a team of analysts and a portfolio manager that focuses on a specific group of funds. Thomas C. Spalding, CFA, is the portfolio manager of the Acquiring Fund and Select Quality, Paul L. Brennan, CFA, CPA, is the portfolio manager of Premium Income, Christopher L. Drahn, CFA, is the portfolio manager of Investment Quality, and Daniel J. Close, CFA, is the portfolio manager of Premier Income. Additional information regarding the portfolio managers’ compensation, other accounts managed and ownership of securities is contained in the Reorganization SAI. Mr. Spalding assumed portfolio management responsibility for the Acquiring Fund and Select Quality in 2003, Mr. Brennan assumed portfolio management responsibility for Premium Income in 2006, Mr. Drahn assumed portfolio management responsibility for Investment Quality in 2011, and Mr. Close assumed portfolio management responsibility for Premier Income in 2011. Mr. Drahn will manage the combined fund upon completion of the Reorganizations.

Thomas Spalding, CFA, is Senior Vice President and Senior Investment Officer of Nuveen Investments. He has direct investment responsibility for the National Long Term funds. He joined Nuveen in 1976 as assistant portfolio manager and has been the portfolio manager of the Nuveen Municipal Value Fund, Nuveen’s first closed-end exchange traded fund, since its inception in 1987. Currently, he manages investments for 16 Nuveen-sponsored investment companies.

Paul L. Brennan, CFA, CPA, manages several Nuveen municipal national and state mutual funds and closed-end bond funds. Mr. Brennan began his career in the investment business in 1991, as a municipal credit analyst for Flagship Financial, before becoming a portfolio manager in 1994. He joined Nuveen Investments in 1997, when Nuveen acquired Flagship Financial that year. He earned his B.S. in Accountancy and Finance from Wright State University. He is a Certified Public Accountant (CPA), has earned the Chartered Financial Analyst (CFA) designation, and currently sits on the Nuveen Asset Management Investment Management Committee.

Christopher L. Drahn, CFA, manages several municipal funds and portfolios. He began working in the financial industry when he joined FAF Advisors in 1980. Mr. Drahn became a portfolio manager in 1988. He received a B.A. from Wartburg College and an M.B.A. in finance from the University of Minnesota. Mr. Drahn holds the Chartered Financial Analyst (CFA) designation.

Daniel J. Close, CFA, is a Senior Vice President of Nuveen Investments. He joined Nuveen Investments in 2000 as a member of Nuveen’s product management and development team. He then served as a research analyst for Nuveen’s municipal investing team, covering corporate-backed, energy, transportation and utility credits. He received his B.S. in Business from Miami University and his M.B.A. from Northwestern University’s Kellogg School of Management. Mr. Close has earned the Chartered Financial Analyst (CFA) designation. Mr. Close also serves as a portfolio manager for various Nuveen Build America Bond strategies.

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Comparative Risk Information

Because the Acquiring Fund and the Target Funds have similar investment objectives and policies and substantially similar portfolio compositions, the principal risks of an investment in each Fund are similar. Each Fund is subject to various risks associated with investing primarily in a portfolio of municipal securities and employing leverage, which include:

•

Investment, Market and Price Risk. An investment in a Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the municipal securities owned by the Funds, which generally trade in the over-the-counter (“OTC”) markets. Shares of closed-end investment companies, like the Funds, frequently trade at a discount to their net asset value. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

•

Municipal Securities Risk. Special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of a Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, regulatory developments or enforcement actions, uncertainties related to the tax status of municipal securities, or the rights of investors.

•	Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Code and future changes in tax laws and regulations.

•

Leverage Risk. Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share net asset value, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful.

•

Inverse Floater Risk. The Funds may invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the Fund could lose more than its original principal amount.

•

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due. Investments in lower rated securities are subject to higher risks than investments in higher rated securities.

•	Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

•	Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

•	Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower yielding securities.

39

•

Derivatives Risk. The Funds may use derivative instruments which involve a high degree of financial risk, including the risk that the loss on a derivative may be greater than the principal amount invested.

•

Municipal Bond Market Liquidity Risk. Inventories of municipal bonds held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease a Fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent changes to federal banking regulations may cause certain dealers to reduce their inventories of municipal bonds, which may further decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and hurt performance.

•

High Yield Securities Risk. High yield securities, which are rated below investment grade and commonly referred to as “junk bonds,” are speculative and high risk investments that may cause income and principal losses for the Fund. They generally have greater credit risk, involve greater risks of default, downgrade, or price declines, are less liquid and have more volatile prices than investment-grade securities. Issuers of high yield securities are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than issuers with higher credit ratings. Under the non-fundamental investment policies adopted on February 4, 2016, each Fund is expected to increase its allocation to lower rated securities over time.

The principal risks of investing in the Acquiring Fund are described in more detail below.

Comparative Expense Information

The purpose of the Comparative Fee Table is to assist you in understanding the various costs and expenses of investing in common shares of the Funds. The information in the table reflects the fees and expenses for each Fund’s fiscal year ended October 31, 2015, except as described in footnotes 1 and 3 below, and the pro forma expenses for the twelve (12) months ended October 31, 2015, for the combined fund following the Reorganizations. The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. The Funds’ actual rates of return may be greater or less than the hypothetical 5% annual return shown in the Example.

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Comparative Fee Table(1)(2)

	Acquiring Fund	Premium Income	Investment Quality	Select Quality	Premier Income	Nuveen Enhanced Quality Municipal Income Fund Pro Forma(3)(4)
Annual Expenses (as a percentage of net assets applicable to common shares)
Management Fees	0.88%	0.90%	0.91%	0.92%	0.93%	0.86%
Fees on Preferred Shares and Interest and Related Expenses from Inverse Floaters(5)	0.47%	0.45%	0.54%	0.59%	0.54%	0.52%
Other Expenses(6)	0.06%	0.07%	0.09%	0.08%	0.09%	0.06%

Total Annual Expenses	1.41%	1.42%	1.54%	1.59%	1.56%	1.44%

(1)	Annual Expenses (as a percentage of net assets applicable to common shares) are based on the expenses of the Acquiring Fund and Target Funds for the twelve (12) months ended October 31, 2015. Fees on Preferred Shares and Interest and Related Expenses from Inverse Floaters for Premium Income has been restated to assume the issuance of Series 2018 VMTP Shares for the full period and to exclude one-time debt modification expenses. Fees on Preferred Shares and Interest and Related Expenses from Inverse Floaters for the Nuveen Enhanced Quality Municipal Income Fund Pro Forma was estimated based on the actual expenses incurred by the Funds during the twelve (12) months ended October 31, 2015 adjusted for the restatement of expenses of Premium Income noted above and adjusted for the impact of assumed additional inverse floating rate securities of $53,191,000.
(2)	The purpose of the Comparative Fee Table below, which is presented with the same adjustments and for the same period as the table above, is to assist you in understanding the impact of the Reorganizations on the Funds’ operating expenses, which do not include the costs of leverage.

	Acquiring Fund	Premium Income	Investment Quality	Select Quality	Premier Income	Nuveen Enhanced Quality Municipal Income Fund Pro Forma
Operating Expenses (as a percentage of net assets applicable to common shares)
Management Fees	0.88%	0.90%	0.91%	0.92%	0.93%	0.86%
Other Expenses	0.06%	0.07%	0.09%	0.08%	0.09%	0.06%

Total Operating Expenses	0.94%	0.97%	1.00%	1.00%	1.02%	0.92%

(3)	Pro Forma figures reflect the impact of applying the Acquiring Fund’s post-Reorganization fund-level management fee rates to Nuveen Enhanced Quality Municipal Income Fund’s managed assets and the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganizations. Pro Forma figures assume additional leverage of $53,191,000 estimated to be incurred following the Reorganizations to achieve a leverage ratio equal to the highest leverage ratio of the Target Funds and the Acquiring Fund as of October 31, 2015. Pro Forma expenses do not include the expenses to be borne by the common shareholders of the Funds in connection with the Reorganizations, which are estimated to be $470,000 (0.08%) for the Acquiring Fund, $760,000 (0.08%) for Premium Income, $535,000 (0.08%) for Investment Quality, $430,000 (0.08%) for Select Quality and $260,000 (0.09%) for Premier Income. All percentages are based on average net assets applicable to common shares for the twelve (12) months ended October 31, 2015.
(4)	Following the closing of the Reorganizations, the Acquiring Fund will change its name to “Nuveen Enhanced Quality Municipal Income Fund.”
(5)	Fees on Preferred Shares assume annual dividends paid and amortization of offering costs for MuniFund Term Preferred, VMTP and VRDP Shares, where applicable, and annual liquidity and remarketing fees for VRDP Shares, where applicable. Interest and Related Expenses from Inverse Floaters include interest expense attributable to inverse floating rate securities created by selling a fixed-rate bond to a broker dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (“self-deposited inverse floating rate securities”). To the extent each Fund creates self-deposited inverse floating rate securities, the Fund recognizes interest expense because accounting rules require the Fund to treat interest paid by such trusts as having been paid (indirectly) by the Fund. Because the Fund also recognizes a corresponding amount of additional interest earned (also indirectly), the Fund’s net asset value per share, net investment income and total return are not affected by this accounting treatment. The actual fees on preferred shares and interest and related expenses from inverse floaters incurred in the future may be higher or lower. The Funds’ use of leverage will increase the amount of management fees paid to the Adviser and Sub-Adviser.
(6)	Other Expenses are estimated based on actual expenses from the prior fiscal year.

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Example: The following examples illustrate the expenses that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all dividends and other distributions are reinvested and that Total Annual Expenses remain the same. The examples also assume a 5% annual return. The examples should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
Acquiring Fund	$14	$45	$77	$169
Premium Income	$14	$45	$78	$170
Investment Quality	$16	$49	$84	$183
Select Quality	$16	$50	$87	$189
Premier Income	$16	$49	$85	$186
Nuveen Enhanced Quality Municipal Income Fund Pro Forma	$15	$46	$79	$172

Comparative Performance Information

Comparative total return performance for the Funds for periods ended October 31, 2015:

	Average Annual Total Return on Net Asset Value			Average Annual Total Return on Market Value
	One Year	Five Years	Ten Years	One Year	Five Years	Ten Years
Acquiring Fund	4.43%	7.30%	6.24%	5.57%	6.14%	6.09%
Premium Income	4.57%	7.40%	6.21%	6.40%	5.62%	6.13%
Investment Quality	5.05%	7.69%	6.60%	10.22%	7.24%	7.14%
Select Quality	4.53%	7.49%	6.42%	3.26%	4.28%	5.69%
Premier Income	3.14%	6.41%	5.70%	2.36%	4.75%	5.85%

Average Annual Total Return on Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvestment price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Average Annual Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances it may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Past performance information is not necessarily indicative of future results.

B.	RISK FACTORS

An investment in the Acquiring Fund may not be appropriate for all investors. The Acquiring Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Acquiring Fund will achieve its investment objectives. Investors should consider their long-term investment goals and financial needs when making an investment decision with respect to shares of the Acquiring Fund. An investment in the Acquiring

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Fund is intended to be a long-term investment, and you should not view the Fund as a trading vehicle. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions, if applicable.

The principal risks of investing in the Acquiring Fund are described below. The risks and special considerations listed below should be considered by shareholders of each Fund in their evaluation of the Reorganizations. An investment in a Target Fund is also generally subject to each of these principal risks. In connection with recent changes to the credit quality policy of each Fund, each Fund is expected to increase its allocation to lower rated securities over time.

General Risks of Investing in the Acquiring Fund

Investment and Market Risk. An investment in the Acquiring Fund’s shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in the shares of the Acquiring Fund represents an indirect investment in the municipal securities owned by the Fund, which generally trade in the OTC markets. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of dividends and distributions, if applicable. In addition, the ability of municipalities to collect revenue and service their obligations could be materially and adversely affected by an economic downturn or prolonged recession.

Market Discount from Net Asset Value. The market price of shares of closed-end investment companies may fluctuate and during certain periods trade at prices lower than net asset value. The Acquiring Fund cannot predict whether its common shares will trade at, above or below net asset value. This characteristic is a risk separate and distinct from the risk that the Acquiring Fund’s net asset value could decrease as a result of investment activities. Investors bear a risk of loss to the extent that the price at which they sell their shares is lower in relation to the Acquiring Fund’s net asset value than at the time of purchase, assuming a stable net asset value. The common shares are designed primarily for long-term investors, and you should not view the Acquiring Fund as a vehicle for trading purposes.

Credit and Below-Investment-Grade Risk. Credit risk is the risk that one or more municipal securities in the Acquiring Fund’s portfolio will decline in price, or the issuer thereof will fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. In general, lower-rated municipal securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Acquiring Fund’s net asset value or dividends. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. If a downgrade occurs, the Adviser and/or the Sub-Adviser will consider what action, including the sale of the security, is in the best interests of the Acquiring Fund and its shareholders. Municipal securities of below-investment-grade quality, commonly referred to as “junk bonds,” are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal when due, and they are more susceptible to default or decline in market value due to adverse economic and business developments than investment-grade municipal securities. Also, to the extent that the rating assigned to a municipal security in the Acquiring Fund’s portfolio is downgraded by any NRSRO, the market price and liquidity of such security may be adversely affected. The market values for municipal securities of below-investment-grade quality tend to be volatile, and these securities are less liquid than

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investment-grade municipal securities. For these reasons, an investment in the Acquiring Fund, compared with a portfolio consisting predominately or solely of investment-grade securities, may experience the following:

•	increased price sensitivity resulting from a deteriorating economic environment and/or changing interest rates;

•	greater risk of loss due to default or declining credit quality;

•	adverse issuer-specific events that are more likely to render the issuer unable to make interest and/or principal payments; and

•

the possibility that a negative perception of the below-investment-grade market develops, resulting in the price and liquidity of below-investment-grade securities becoming depressed, and this negative perception could last for a significant period of time.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below-investment-grade issuer to make principal payments and interest payments compared to an investment-grade issuer. The principal amount of below-investment-grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used below-investment-grade securities for financing. An economic downturn may severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. In the event of an economic downturn, with decreased tax and other revenue streams of municipal issuers, or in the event interest rates rise sharply, increasing the interest cost on variable rate instruments and negatively impacting economic activity, the number of defaults by below-investment-grade municipal issuers would likely increase. Similarly, prolonged downturns in profitability in specific industries could adversely affect private activity bonds. The market values of lower-quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher-quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower-quality securities may have an adverse impact on the Acquiring Fund’s net asset value and the market value of its common shares. In addition, the Acquiring Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Acquiring Fund may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, the Acquiring Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

The secondary market for below-investment-grade securities may not be as liquid as the secondary market for more highly rated securities, a factor that may have an adverse effect on the Acquiring Fund’s ability to dispose of a particular security. There are fewer dealers in the market for below-investment-grade municipal securities than the market for investment-grade municipal securities. The prices quoted by different dealers for below-investment-grade municipal securities may vary significantly, and the spread between the bid and ask price is generally much larger for below-investment-grade municipal securities than for higher-quality instruments. Under adverse market or economic conditions, the secondary market for below-investment-grade securities could contract, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Acquiring Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were

44

widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Acquiring Fund’s net asset value.

Issuers of such below-investment-grade securities are typically highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of below-investment-grade securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific developments, the issuer’s inability to meet specific projected forecasts or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of below-investment-grade securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of below-investment-grade securities will fluctuate over time and, during periods of economic uncertainty, volatility of below-investment-grade securities may adversely affect the Acquiring Fund’s net asset value. In addition, investments in below-investment-grade zero coupon bonds rather than income-bearing below-investment-grade securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The Acquiring Fund may invest in distressed securities, which are securities issued by companies that are involved in bankruptcy or insolvency proceedings or are experiencing other financial difficulties at the time of acquisition by the Fund. The issuers of such securities may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. These characteristics of these companies can cause their securities to be particularly risky, although they also may offer the potential for high returns. These companies’ securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within the companies. Distressed securities frequently do not produce income while they are outstanding and may require the Acquiring Fund to bear certain extraordinary expenses in order to protect and recover its investment.

Investments in lower rated or unrated securities may present special tax issues for the Acquiring Fund, including when the issuers of these securities default on their obligations pertaining thereto, and the federal income tax consequences to the Acquiring Fund as a holder of such distressed securities may not be clear.

Municipal Securities Market Risk. Investing in the municipal securities market involves certain risks. The municipal securities market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during periods of market turmoil these firms’ capital may be severely constrained. As a result, under such conditions, some firms may be unwilling to commit their capital to purchase and to serve as a dealer for municipal securities. The amount of public information available about the municipal securities in the Acquiring Fund’s portfolio is generally less than that for corporate equities or bonds, and the Acquiring Fund’s investment performance may therefore be more dependent on the analytical abilities of the Adviser and the Sub-Adviser than if the Fund were to invest in stocks or taxable bonds. The secondary market for municipal securities, particularly the below-investment-grade securities in which the Acquiring Fund may invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the

45

Fund’s ability to sell its municipal securities at attractive prices or at prices approximating those at which the Fund values them from time to time. Municipal securities may contain redemption provisions, which may allow the securities to be called or redeemed prior to their stated maturity, potentially resulting in the distribution of principal and a reduction in subsequent interest distributions.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or by referenda could extend the time for payment of principal and/or interest or impose other constraints on the enforcement of such obligations or on the ability of municipalities to levy taxes. Further, some state and local governments have been and in the future may be subject to direct ballot referenda that could limit their financial flexibility, or their ability to levy taxes or raise tax revenues, which may adversely affect the marketability of notes and bonds issued by those state and local governments. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Acquiring Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Acquiring Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Acquiring Fund’s ownership or operation of such assets may not be tax-exempt and may not be of the type that would allow the Fund to continue to qualify as a regulated investment company for federal income tax purposes.

Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal securities generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. These bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest the amount of which changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments that, until completed and rented, do not generate income to pay interest. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal or interest on such mortgage revenue bonds.

Special Risks Related to Certain Municipal Obligations. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event that the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering

46

or the failure to fully recover the Acquiring Fund’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Acquiring Fund, although the Fund does not anticipate that such a remedy would normally be pursued. To the extent that the Acquiring Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, the Acquiring Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

Tender Option Bond Regulatory Risk. The federal banking regulators, the SEC and the Commodity Futures Trading Commission (“CFTC”) in recent years have adopted rules and regulations that have impacted or may impact tender option bond trusts (referred to herein as “TOB trusts”) and securities issued by such trusts, including most notably the so-called “Volcker Rule,” added to the Bank Holding Company Act of 1956 with the adoption of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). The Volcker Rule places certain restrictions on the ability of any “banking entity” to sponsor, acquire interests in and engage in certain activities with a TOB trust. As a result, certain activities to support the remarketing of floating rate certificates undertaken by banking entities, in their role as remarketing agents or liquidity providers to TOB trusts, before the compliance date for the Volcker Rule are no longer permitted under the standard TOB trust structure. To be compliant with the Volcker Rule, the standard TOB trust structure has been modified since the Rule’s adoption (1) to shift certain rights and responsibilities from the remarketing agent and liquidity provider to the owners of the inverse floating rate securities such as the Acquiring Fund itself, and (2) to change the way in which liquidity is provided to support remarketing of the floating rate securities. Holders of inverse floating rate securities, including the Acquiring Fund, may delegate many of these responsibilities to a third-party administrator, which would generate additional costs relative to the standard TOB trust structure. The total impact of these modifications remains to be fully seen, but the operational and structural changes associated with these modifications may make early unwinds of TOB trusts in adverse market scenarios more likely, may make the use of TOB trusts more expensive and, overall, may make it more difficult to use TOB trusts to effectively leverage municipal investments to the extent that the Acquiring Fund may desire. In addition, these modifications have raised or may raise other regulatory issues that may require further refinement to the structure, may impede the future use of TOB trusts as a means of financing leverage, or may increase future costs of TOB-based leverage.

Interest Rate Risk. Generally, when market interest rates rise, bond prices fall, and vice versa. Interest rate risk is the risk that the municipal securities in the Acquiring Fund’s portfolio will decline in value because of increases in market interest rates. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Acquiring Fund to reinvest in lower yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower-than-expected principal payments may extend the average life of securities, potentially locking-in a below-market interest rate and reducing the Acquiring Fund’s value. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change. Because the Acquiring Fund primarily invests in longer-term municipal securities, the common share net asset value and market price per share will fluctuate more in response to changes in market interest rates than if the Acquiring Fund

47

invested primarily in shorter-term municipal securities. Because the values of lower-rated and comparable unrated debt securities are affected both by credit risk and interest rate risk, the price movements of such lower grade securities typically have not been highly correlated to the fluctuations of the prices of investment-grade-quality securities in response to changes in market interest rates. The Acquiring Fund’s use of leverage, as described herein, will tend to increase common share interest rate risk. There may be less governmental intervention in the securities markets in the near future. The negative impact on fixed-income securities if interest rates increase as a result could negatively impact the Acquiring Fund’s net asset value.

Market Conditions. The 2007–2009 financial crisis in the U.S. and global economies and the ongoing European sovereign debt crisis resulted in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many investment companies, including to some extent the Acquiring Fund. A financial crisis of a similar nature in the future may result in fixed-income instruments again experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. The financial condition of federal, state and local governments may be sensitive to market events, which may, in turn, adversely affect the marketability of notes and bonds they issue. In the event of a general economic downturn, declines in real estate prices and general business activity may reduce tax revenues of many state and local governments and could affect the economic viability of projects that are the sole source of revenue to support various municipal securities. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. As a result, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of unfavorable market conditions.

In response to the 2007–2009 financial crisis and its aftermath and the ongoing European sovereign debt crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support the financial markets. Where economic conditions in the United States and elsewhere have been recovering for several years, they are nevertheless perceived in many regards as still fragile. Withdrawal of government support, failure of efforts in response to a future crisis, or investor perception that such efforts are not succeeding could adversely affect the value and liquidity of certain securities. The severity or duration of unfavorable economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. See “—Municipal Securities Market Risk.”

Inverse Floating Rate Securities Risk. Typically, inverse floating rate securities represent beneficial interests in TOB trusts that hold municipal bonds. See “D. Additional Information About the Investment Policies—Portfolio Investments—Municipal Securities—Inverse Floating Rate Securities.” In general, income on inverse floating rate securities will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floating rate securities may subject the Acquiring Fund to the risks of reduced or eliminated interest payments and losses of principal in respect of the underlying municipal bonds.

In the case of certain TOB trusts, neither the holders of the associated floating rate securities nor the TOB trust itself have recourse to the holder of the inverse floating rate securities for losses on the underlying municipal bonds. In that case, the risk of loss to the Acquiring Fund generally is limited to its investment in such securities. However, in certain circumstances and in the Sub-Adviser’s discretion, the Acquiring Fund may enter into a recourse arrangement with the liquidity provider to a

48

TOB trust in the form of a separate shortfall and forbearance agreement by which the Acquiring Fund will agree to reimburse the liquidity provider for any amounts paid by it under the liquidity facility. The Acquiring Fund may enter into such recourse agreements: (1) when the liquidity provider to the TOB trust requires such an agreement because the level of leverage in the trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (2) to seek to prevent the liquidity provider from collapsing the trust in the event that the underlying municipal bond held in the trust has declined in value to the point where it may cease to exceed the face amount of outstanding short-term floaters. Such an agreement would require the Acquiring Fund to reimburse the liquidity provider, among other amounts, upon termination of the TOB trust for the shortfall of the liquidation value of the bonds held in the trust relative to the amount of principal and unpaid interest due to the holders of floating rate securities. In such instances, the Acquiring Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.

Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying municipal bonds, which effectively leverages the Acquiring Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of otherwise comparable municipal bonds held on an unleveraged basis outside a TOB trust.

The Acquiring Fund may invest in inverse floating rate securities issued by TOB trusts in which the liquidity provider has recourse to the Fund (a “recourse TOB trust”) to the extent that the value of the bonds deposited in the TOB trust may fall in value below the principal amount of the short-term floating rate securities issued by that trust. The inverse floating rate securities issued by such recourse TOB trusts may be highly leveraged. The structure and degree to which the Acquiring Fund’s inverse floating rate securities are highly leveraged will vary based upon a number of factors, including the size of the trust itself and the terms of the underlying municipal bonds. An inverse floating rate security generally is considered highly leveraged if the ratio of (1) the principal amount of the short-term floating rate securities issued by the TOB trust to (2) the principal amount of that TOB trust’s inverse floating rate securities equals or exceeds 3:1. In the event of a significant decline in the value of an underlying municipal bond held in a recourse TOB trust, the Acquiring Fund may suffer losses in excess of the amount of its investment in the inverse floating securities (typically up to an amount equal to the outstanding face amount of such municipal bonds) as a result of liquidating the trust.

The Acquiring Fund’s investment in inverse floating rate securities will create effective leverage, used in pursuit of increased common share net income and returns. But such effective leverage could reduce common share income (such as if the interest rate paid on the short-term floating rate securities were to exceed the interest rate being received on the municipal bonds underlying the TOB trust, net of trust expenses, for a meaningful period of time), and could also diminish common share long-term returns (such as if the value of the municipal bonds underlying the TOB trust were to decline in value by more than any positive differential between the income being earned on those underlying bonds, net of trust expenses, relative to the interest being paid to the holders of the short-term floating rate securities issued by that trust).

The amount of fees paid to the Adviser (which in turn pays a portion of its fees to the Sub-Adviser) for investment advisory services will be higher when the Acquiring Fund uses leverage because the advisory fees are calculated based on the Fund’s Managed Assets. This may create an incentive for the Adviser and/or the Sub-Adviser to leverage the Fund.

49

Inverse floating rate securities have varying degrees of liquidity based, among other things, upon the liquidity of the underlying municipal bonds deposited in the TOB trust.

The leverage attributable to inverse floating rate securities may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. In certain circumstances, the likelihood of an increase in the volatility of net asset value and market price of the common shares may be greater for a fund (like the Acquiring Fund) that relies primarily on inverse floating rate securities to achieve a desired effective leverage ratio. The Acquiring Fund may be required to sell its inverse floating rate securities at less than favorable prices or to liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

•

If the Acquiring Fund has a need to reduce leverage by reducing or eliminating the amount of short-term floating rate securities issued by a TOB trust and the municipal bonds in the TOB trust are not actively trading due to adverse market conditions; or

•

If the value of an underlying municipal bond declines significantly (to a level below the notional value of the floating rate securities issued by the TOB trust) and if additional collateral has not been posted by the Acquiring Fund.

There is no assurance that the Acquiring Fund’s strategy of investing in inverse floating rate securities will be successful.

Leverage Risk. Leverage risk is the risk associated with the use of borrowings, the issuance of preferred shares or the use of inverse floating rate securities to leverage the common shares. There can be no assurance that the Acquiring Fund’s leveraging strategy will be successful. Through the use of financial leverage, the Acquiring Fund seeks to enhance potential common share earnings over time by borrowing, issuing preferred shares or holding inverse floating rate securities at short-term municipal rates and investing at long-term municipal rates which are typically, although not always, higher. Because the long-term municipal securities in which the Acquiring Fund invests generally pay fixed rates of interest while the Fund’s costs of leverage generally fluctuate with short- to intermediate-term yields, the incremental earnings from leverage will vary over time. However, the Acquiring Fund may use derivatives, such as interest rate swaps, to fix the effective rate paid on all or a portion of the Fund’s leverage in an effort to lower leverage costs over an extended period. The income benefit from leverage will be reduced (increased) to the extent that the difference narrows (widens) between the net earnings on the Acquiring Fund’s portfolio securities and its cost of leverage. If short- or intermediate-term rates rise and the Acquiring Fund’s leverage costs fluctuate, the Fund’s cost of leverage could exceed the fixed rate of return on long-term bonds held by the Fund that were acquired during periods of lower interest rates, reducing returns to common shareholders. This could occur even if short- or intermediate-term and long-term municipal rates rise. Because of the costs of leverage, the Acquiring Fund may incur losses even if the Fund has positive returns if such returns are not sufficient to cover the costs of leverage. The Acquiring Fund’s cost of leverage includes the interest rate paid on its borrowings or dividends on preferred shares, the expenses relating to the issuance of preferred shares and ongoing maintenance of any borrowings and/or the interest attributable to tender option bonds, as well as any other ongoing fees and expenses associated with those borrowings or preferred shares. The Acquiring Fund also bears the one-time costs associated with establishing borrowing facilities, issuing preferred shares and refinancing such leverage. To the extent that the Acquiring Fund issues preferred shares with relatively short terms to redemption in the future (e.g., VMTP Shares), refinancing risk will increase. To the extent that the Acquiring Fund issues preferred shares with a liquidity provider feature

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(e.g., VRDP Shares), the Fund is subject to refinancing risk if a liquidity provider acquires VRDP Shares pursuant to its purchase obligation and holds them for six months of unsuccessful remarketings, triggering a mandatory redemption. Refinancing risk is the risk that the Acquiring Fund may be unable to replace existing leverage at all or on favorable terms. If the Acquiring Fund is unable to replace its leverage upon a redemption of preferred shares, it may be forced to reduce leverage and sell portfolio securities when it otherwise would not do so. More frequent refinancings may also increase the one-time costs of establishing leverage. The Acquiring Fund may seek to refinance its leverage over time, in the ordinary course, as current forms of leverage mature or it is otherwise desirable to refinance; however, the form that such leverage will take cannot be predicted at this time. If the Acquiring Fund is unable to replace existing leverage on comparable terms, its costs of leverage will increase. Accordingly, there is no assurance that the use of leverage may result in a higher yield or return to common shareholders.

The Acquiring Fund’s use of financial leverage also creates incremental common share net asset value risk because the full impact of price changes in the Fund’s investment portfolio, including assets attributable to leverage, is borne by common shareholders. This can lead to a greater increase in net asset values in rising markets than if the Acquiring Fund were not leveraged, but it also can result in a greater decrease in net asset values in declining markets. The Acquiring Fund’s use of financial leverage similarly can magnify the impact of changing market conditions on common share market prices. The Acquiring Fund is required to maintain certain regulatory asset coverage requirements in connection with its outstanding preferred shares in order to be able to maintain the ability to declare and pay common share distributions. Under the purchase agreement with the holder of the Outstanding VMTP Shares, the Acquiring Fund generally must use commercially reasonable efforts to maintain long-term ratings for the Outstanding VMTP Shares, and it will have the same obligation under the purchase agreement with respect to the VMTP Shares to be issued in the Reorganizations. However, the Acquiring Fund is not and will not be required under the statement establishing and fixing the rights and preferences (“Statement”) for the Outstanding VMTP Shares to maintain any particular long-term ratings for such shares, and it will have no such obligation under the Statements for the VMTP Shares and VRDP Shares to be issued in the Reorganizations. However, a downgrade or termination of one or more ratings of a Fund’s preferred shares, whether a long-term rating or, in the case of VRDP Shares, one or more short-term ratings, which primarily reflect the short-term credit rating or ratings of the associated liquidity provider, could result in higher dividend rates and result in the Fund redeeming the preferred shares at what might be an inopportune time in the market. These factors may result in reduced net earnings or returns to common shareholders. In order to maintain required asset coverage levels, the Acquiring Fund may be required to alter the composition of its investment portfolio or take other actions, such as redeeming preferred shares with the proceeds from portfolio transactions, at what might be an inopportune time in the market. Such actions could reduce the net earnings or returns to common shareholders over time.

The Acquiring Fund may invest in the securities of other investment companies, which may themselves be leveraged and therefore present similar risks to those described above. See “—Other Investment Companies Risk.” In addition, any investment by the Acquiring Fund in leveraged investment companies would magnify the Fund’s leverage risk.

As noted above, the amount of fees paid to the Adviser (which in turn pays a portion of its fees to the Sub-Adviser) for investment advisory services will be higher when the Acquiring Fund uses financial leverage because the advisory fees are calculated based on the Fund’s Managed Assets—this may create an incentive for the Adviser and/or the Sub-Adviser to leverage the Fund.

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Multiple Series Risk. Following the Reorganizations, the Acquiring Fund will have three series of VMTP Shares and three series of VRDP Shares outstanding. While the preferred shares issued by the Acquiring Fund in connection with the Reorganizations will have equal priority with each other and with the Fund’s other preferred shares outstanding from time to time, including the Outstanding VMTP Shares, as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, there are certain differences between the terms applicable to each series. VMTP Shares have a short-term mandatory redemption date while VRDP Shares have a long-term mandatory redemption date with a liquidity feature. To the extent that the terms of the various series or types of preferred shares differ, there is a risk that market or other events may impact one series of preferred shares differently from other series. If market or other events cause the Acquiring Fund to breach covenants applicable to one series or type of preferred shares but not others, the Fund may nevertheless be granted discretion to redeem shares of any series of preferred shares, including the affected series, in order to restore compliance, subject to the redemption terms of each series. Shareholders are urged to review the terms of each series of preferred shares described elsewhere in this Joint Proxy Statement/Prospectus. See “C. Information About the Reorganizations—Description of VMTP Shares to Be Issued by the Acquiring Fund,” “C. Information About the Reorganizations—Description of VRDP Shares to Be Issued by the Acquiring Fund” and “Additional Information About the Acquiring Fund—Description of Outstanding Acquiring Fund VMTP Shares.”

Insurance Risk. The Acquiring Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. During and following the 2007–2009 financial crisis, certain significant providers of insurance for municipal securities incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that experienced defaults or otherwise suffered extreme credit deterioration. Such losses reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance should they be called upon to do so. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security would decline and may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the net asset value of the common shares represented by such insured obligation.

Tax Risk. To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, among other things, the Acquiring Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources and satisfy a diversification test on a quarterly basis. If the Acquiring Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Acquiring Fund corrects the failure within a specified period. In order to be eligible for the relief provisions with respect to a failure to meet the diversification requirements, the Acquiring Fund may be required to dispose of certain assets. If these relief provisions are not available to the Acquiring Fund and it fails to qualify for treatment as a

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regulated investment company, all of its taxable income (including its net capital gains) would be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions from the Fund (including underlying distributions attributable to tax exempt interest income) would be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

To qualify to pay exempt-interest dividends, which are treated as items of interest excludable from gross income for federal income tax purposes, at least 50% of the value of the total assets of the Acquiring Fund must consist of obligations exempt from regular income tax as of the close of each quarter of the Fund’s taxable year. If the proportion of taxable investments held by the Acquiring Fund exceeded 50% of the Fund’s total assets as of the close of any quarter of the Fund’s taxable year, the Fund would not satisfy the general eligibility test that would permit it to pay exempt-interest dividends for that taxable year.

The value of the Acquiring Fund’s investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities held by the Acquiring Fund is normally not subject to regular federal income tax, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect the Acquiring Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels. Additionally, the Acquiring Fund is not a suitable investment for individual retirement accounts, for other tax-exempt or tax-advantaged accounts or for investors who are not sensitive to the federal income tax consequences of their investments.

Taxability Risk. The Acquiring Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer (or on the basis of other authority believed by the Adviser and/or the Sub-Adviser to be reliable) that the interest paid on those securities will be excludable from gross income for regular federal income tax purposes, and neither the Adviser nor the Sub-Adviser will independently verify that opinion. However, subsequent to the Acquiring Fund’s acquisition of such a municipal security, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Acquiring Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. In certain circumstances, the Acquiring Fund will make payments to holders of preferred shares to offset the tax effects of a taxable distribution.

Under highly unusual circumstances, the IRS may determine that a municipal bond issued as tax-exempt should in fact be taxable. If the Acquiring Fund held such a bond, it might have to distribute taxable ordinary income dividends or to reclassify as taxable amounts previously distributed as exempt-interest dividends. In addition, future legislation may change the tax treatment of municipal bond interest.

For federal income tax purposes, distributions of ordinary taxable income (including any net short-term capital gain) will be taxable to shareholders as ordinary income (and will not be eligible for favorable taxation as “qualified dividend income”), and capital gain dividends will be taxed at long-term capital gain rates.

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Borrowing Risk. Borrowing may exaggerate changes in the net asset value of the Acquiring Fund’s common shares and may affect the Fund’s net income. When the Acquiring Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity in the municipal bond market, such borrowings might be outstanding for longer periods of time.

Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation-adjusted (or “real”) value of assets or income from investment will be worth less in the future. As inflation increases, the real value of common shares and distributions can decline. In addition, during any period of rising inflation, interest rates on borrowings would likely increase, which would tend to further reduce returns to common shareholders.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation risk. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Acquiring Fund’s portfolio.

Derivatives Risk, Including the Risk of Swaps. The Acquiring Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives, including: the imperfect correlation between the value of such instruments and the underlying assets of the Fund, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund’s portfolio; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If the Acquiring Fund enters into certain derivatives transactions, it could lose more than the principal amount invested. Whether the Acquiring Fund’s use of derivatives is successful will depend on, among other things, if the Adviser and/or the Sub-Adviser correctly forecast market values, interest rates and other applicable factors. If the Adviser and/or the Sub-Adviser incorrectly forecast these and other factors, the investment performance of the Acquiring Fund will be unfavorably affected.

The Acquiring Fund may enter into debt-related derivative instruments including credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the Adviser and/or the Sub-Adviser of not only the referenced asset, rate or index, but also of the swap itself. The derivatives markets are subject to a changing regulatory environment. It is possible that regulatory or other developments in the derivatives markets could adversely affect the Acquiring Fund’s ability to successfully use derivative instruments.

Furthermore, derivative investments may be illiquid. Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, OTC non-standardized derivatives transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded

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derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Acquiring Fund, the Fund would continue to be required to make cash payments of variation (or mark-to-market) margin in the event of adverse price movements. In such a situation, if the Acquiring Fund has insufficient cash, it may have to sell portfolio securities to meet variation margin requirements at a time when it may be disadvantageous to do so. The absence of liquidity may also make it more difficult for the Acquiring Fund to ascertain a market value for such instruments. The inability to close futures or derivatives positions also could have an adverse impact on the Acquiring Fund’s ability to effectively hedge its portfolio.

Derivatives Regulatory Risk. Future regulatory developments could impact the Acquiring Fund’s ability to invest in certain derivatives. It is possible that government regulation of various types of derivative instruments, including futures, options and swap agreements, may limit or prevent the Acquiring Fund from using such instruments as a part of its investment strategies, and could ultimately prevent the Fund from being able to achieve its investment objectives. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. There is a likelihood of future regulatory developments altering, perhaps to a material extent, the nature of an investment in the Acquiring Fund or the ability of the Fund to continue to implement its investment strategies. It is possible that legislative and regulatory activity could limit or restrict the ability of the Acquiring Fund to use certain instruments as a part of its investment strategies. Limits or restrictions applicable to the counterparties with which the Acquiring Fund engages in derivatives transactions (for example, the Volcker Rule) could also prevent the Fund from using certain instruments.

The Dodd-Frank Act sets forth a regulatory framework for OTC derivatives, including financial instruments, such as swaps, in which the Acquiring Fund may invest. The Dodd-Frank Act grants significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants and requires clearing and exchange trading of many current OTC derivatives transactions. The implementation of the provisions of the Dodd-Frank Act by the SEC and the CFTC could adversely affect the Acquiring Fund’s ability to pursue its investment strategies. The Dodd-Frank Act and the rules promulgated thereunder could, among other things, adversely affect the value of the investments held by the Acquiring Fund, restrict the Fund’s ability to engage in derivatives transactions and/or increase the costs of such derivatives transactions.

Further, in February 2012, the CFTC issued a final rule rescinding and amending certain exemptions from registration requirements under the U.S. Commodity Exchange Act of 1936 (the “CEA”) previously available to investment advisers registered with the SEC under the 1940 Act, including the exemption available under CFTC Rule 4.5. In the event that the Acquiring Fund’s investments in derivative instruments regulated under the CEA, including futures, swaps and options, exceed a certain threshold, the Adviser and/or the Sub-Adviser may be required to register as a “commodity pool operator” and/or a “commodity trading advisor” with the CFTC. In the event the Adviser and/or the Sub-Adviser is required to register with the CFTC, it will become subject to additional recordkeeping and reporting requirements with respect to the Acquiring Fund, which may increase the Fund’s expenses.

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Clearing Broker and Central Clearing Counterparty Risk. The CEA requires swaps and futures clearing brokers registered as “futures commission merchants” to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the brokers’ proprietary assets. Similarly, the CEA requires each futures commission merchant to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be freely accessed by the clearing broker, which may also invest any such funds in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Acquiring Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing broker. In addition, the assets of the Acquiring Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing broker because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s combined domestic customer accounts.

Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic cleared futures and derivative contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, all customer funds held at a clearing organization in connection with any futures and derivative contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. With respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. As a result, in the event of a default of the clearing broker’s other clients or the clearing broker’s failure to extend its own funds in connection with any such default, the Acquiring Fund would not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Fund with the clearing organization.

Hedging Risk. The Acquiring Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the Adviser’s and/or the Sub-Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the Adviser’s and/or the Sub-Adviser’s judgment in this respect will be correct, and no assurance can be given that the Acquiring Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging activities may reduce the Acquiring Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.

Other Investment Companies Risk. An investment in the securities of another investment company will expose the Acquiring Fund to the risks of investing in the securities held in such other investment company’s portfolio. In addition, Acquiring Fund shareholders will bear their proportionate share of the fees and expenses of such other investment company in addition to the fees and expenses of the Fund. The securities of other investment companies may also be leveraged. As a result, the Acquiring Fund may be indirectly exposed to leverage through an investment in such securities. Utilization of leverage is a speculative investment technique and involves certain risks. An investment in securities of other investment companies that are leveraged may expose the Acquiring Fund to

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higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities will be diminished.

Counterparty Risk. Changes in the credit quality of the companies that serve as the Acquiring Fund’s counterparties with respect to derivatives, insured municipal securities or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower-quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Acquiring Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of the insolvency of a counterparty, the Acquiring Fund may sustain losses or be unable to liquidate a derivatives position.

Illiquid Securities Risk. Illiquid securities are securities that are not readily marketable and may include restricted securities, which are securities that may not be resold unless they have been registered under the Securities Act or that can be sold in a private transaction pursuant to an available exemption from such registration. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Acquiring Fund or at prices approximating the value at which the Fund is carrying the securities on its books from time to time.

Market Disruption Risk. Certain events have a disruptive effect on the securities markets, such as terrorist attacks, war and other geopolitical events. The Acquiring Fund cannot predict the effects of similar events in the future on the U.S. economy. Below-investment-grade securities tend to be more volatile than higher rated securities, meaning that these events and any actions resulting from them may have a greater impact on the prices and volatility of below-investment-grade securities than on higher rated securities.

Municipal Bond Market Liquidity Risk. Inventories of municipal bonds held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Acquiring Fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent changes to federal banking regulations may cause certain dealers to reduce their inventories of municipal bonds, which may further decrease the Acquiring Fund’s ability to buy or sell bonds. As a result, the Acquiring Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Acquiring Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and hurt performance.

Income Risk. The Acquiring Fund’s income is based primarily on the interest it earns from its investments, which can vary widely over the short term and long term. If interest rates drop, the Acquiring Fund’s income available over time to make dividend payments could drop as well if the Fund purchases securities with lower interest coupons.

Call Risk or Prepayment Risk. During periods of declining interest rates or for other purposes, issuers of callable bonds with higher interest coupons may exercise their option to “call” (or prepay) bonds before their maturity date, forcing the Acquiring Fund to reinvest in lower yielding securities.

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Reinvestment Risk. Reinvestment risk is the risk that the income from the Acquiring Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the current earnings rate of the Fund’s portfolio. A decline in income could affect the ability of the Acquiring Fund to pay dividends on its common shares, as well as the common shares’ market price or overall returns.

Economic Sector Risk. The Acquiring Fund may invest 25% or more of its total assets in municipal securities in the same economic sector. This may make the Acquiring Fund more susceptible to adverse economic, political or regulatory occurrences affecting an economic sector. As concentration increases, so does the potential for fluctuation in the value of the Acquiring Fund’s assets. In addition, the Acquiring Fund may invest a significant portion of its net assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts, as well as private activity bonds, including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Acquiring Fund invests a significant portion of its net assets in the sectors noted above, the Fund’s performance may be subject to additional risk and variability. To the extent that the Acquiring Fund focuses its net assets in the hospital and healthcare facilities sector, for example, the Fund will be subject to risks associated with such sector, including adverse government regulation and reduction in reimbursement rates, as well as government approval of products and services and intense competition. Securities issued with respect to special taxing districts will be subject to various risks, including real-estate development related risks and taxpayer concentration risk. Further, the fees, special taxes or tax allocations and other revenues established to secure the obligations of securities issued with respect to special taxing districts are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. Charter schools and other private educational facilities are subject to various risks, including the reversal of legislation authorizing or funding charter schools, the failure to renew or secure a charter, the failure of a funding entity to appropriate necessary funds and competition from alternatives such as voucher programs. Issuers of municipal utility securities can be significantly affected by government regulation, financing difficulties, supply and demand of services or fuel and natural resource conservation. The transportation sector, including airports, airlines, ports and other transportation facilities, can be significantly affected by changes in the economy, fuel prices, labor relations, insurance costs and government regulation.

Reliance on Investment Adviser and Sub-Adviser. The Acquiring Fund is dependent upon services and resources provided by the Adviser and the Sub-Adviser, and therefore the Adviser’s parent, Nuveen Investments. Nuveen Investments, through its own business or the financial support of its affiliates, may not be able to generate sufficient cash flow from operations or ensure that future borrowings will be available in an amount sufficient to enable it to pay its indebtedness or to fund its other liquidity needs.

Certain Affiliations. Certain broker-dealers may be considered to be affiliated persons of the Acquiring Fund, the Adviser, the Sub-Adviser, Nuveen Investments and/or TIAA. Absent an exemption from the SEC or other regulatory relief, the Acquiring Fund generally is precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize

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affiliated brokers for agency transactions, is subject to restrictions. This could limit the Acquiring Fund’s ability to engage in securities transactions and take advantage of market opportunities.

Anti-Takeover Provisions. The Acquiring Fund’s organizational documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.

C.	INFORMATION ABOUT THE REORGANIZATIONS

General

The boards of directors/trustees of Nuveen’s leveraged national municipal closed-end funds, including the Board of each of the Funds, have approved a series of proposals that are intended to benefit shareholders in a number of ways by streamlining and differentiating Nuveen’s product offerings. As part of this initiative, the Board of each Target Fund and the Acquiring Fund approved the Reorganizations. Each Board has determined that the Reorganization(s) proposed for its Fund would be in the best interests of its Fund. Each Fund’s Board considered the Reorganization(s) as part of a broad initiative to restructure the product offerings of Nuveen’s leveraged national municipal closed-end funds by creating fewer funds with greater scale and more clearly differentiated and competitive investment mandates. As noted above, the Acquiring Fund and the Target Funds have similar investment objectives, policies and risks and substantially similar portfolio compositions. With respect to the proposed Reorganizations, it is intended that the combination of the Funds will result in the same or a lower effective management fee rate and lower total expenses per common share (excluding the costs of leverage) for shareholders of each Fund (as shareholders of the combined fund following the Reorganizations) due to economies of scale resulting from the larger size of the combined fund and a new breakpoint in the fund-level management fee schedule at $5 billion of managed assets and enhance the secondary trading market for common shares of the Funds as a result of the greater share volume of the combined fund. As a result of economies of scale and the new breakpoint, the projected total expense ratio (including the costs of leverage) of the combined fund as of the date presented in the Comparative Fee Table on page 41 is lower than the total expense ratio (including the costs of leverage) for each of Investment Quality, Select Quality and Premier Income but, as a result of differences in the cost of leverage, higher than the total expense ratio (including the costs of leverage) for the Acquiring Fund and Premium Income.

The closing of each Reorganization is contingent upon the closing of all of the Reorganizations. The closing of each Reorganization is also subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In order for the Reorganizations to occur, all requisite shareholder approvals must be obtained at the Annual Meetings, and certain other consents, confirmations and/or waivers must also be obtained from various third parties, including the holders of the outstanding VMTP Shares of the Acquiring Fund, Premium Income and Investment Quality under the purchase agreements relating to such VMTP Shares and liquidity providers with respect to the outstanding VRDP Shares of Investment Quality, Select Quality and Premier Income. Because the closing of the Reorganizations is contingent upon each of the Target Funds and the Acquiring Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganizations will not occur, even if shareholders of your Fund entitled to vote on your Fund’s Reorganization proposal(s) approve such proposal(s) and your Fund satisfies all of its closing conditions, if one or more of the other Funds does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If the requisite

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shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interests of its Fund.

Terms of the Reorganizations

General. The Agreement and Plan of Reorganization by and among the Acquiring Fund and each Target Fund (the “Agreement”), in the form attached as Appendix A to this Joint Proxy Statement/Prospectus, provides for: (1) the Acquiring Fund’s acquisition of substantially all of the assets of each Target Fund in exchange for newly issued common shares of the Acquiring Fund, par value $0.01 per share, newly issued VMTP Shares, with a par value of $0.01 per share and a liquidation preference of $100,000 per share, and/or newly issued VRDP Shares, with a par value of $0.01 per share and a liquidation preference of $100,000 per share, of the Acquiring Fund, as applicable, and the Acquiring Fund’s assumption of substantially all of the liabilities of each Target Fund; and (2) the distribution of the newly issued Acquiring Fund common shares and Acquiring Fund preferred shares received by each Target Fund to its common and preferred shareholders, respectively, as part of the liquidation, dissolution and termination of each Target Fund in accordance with applicable law. No fractional Acquiring Fund common shares will be distributed to a Target Fund’s common shareholders in connection with a Reorganization and, in lieu of such fractional shares, each Target Fund’s common shareholders entitled to receive a fractional share will receive cash in an amount equal to a pro-rata share of the proceeds from the sale by the Acquiring Fund’s transfer agent of the aggregated fractional shares in the open market (as described further below), which may be higher or lower than net asset value. Preferred shareholders of each Target Fund will receive the same number of Acquiring Fund VMTP Shares or VRDP Shares, as applicable, having substantially identical terms (with respect to VMTP Shares) or substantially similar terms (with respect to VRDP Shares) as the outstanding preferred shares of the Target Fund held by such preferred shareholders immediately prior to the closing of the Reorganizations. The aggregate liquidation preference of the Acquiring Fund preferred shares received in connection with each Reorganization will equal the aggregate liquidation preference of the corresponding Target Fund preferred shares held immediately prior to the closing of the Reorganization. The preferred shares of the Acquiring Fund to be issued in connection with the Reorganizations will have equal priority with each other and with the Acquiring Fund’s other outstanding preferred shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. In addition, the preferred shares of the Acquiring Fund, including the preferred shares of the Acquiring Fund to be issued in connection with the Reorganizations, will be senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

As a result of the Reorganizations, the assets of the Acquiring Fund and each Target Fund would be combined, and the shareholders of each Target Fund would become shareholders of the Acquiring Fund. The closing date is expected to be on or about July 11, 2016, or such other date as the parties may agree (the “Closing Date”). Following the Reorganizations, each Target Fund would terminate its registration as an investment company under the 1940 Act. The Acquiring Fund will continue to operate after the Reorganizations as a registered closed-end management investment company, with the investment objectives and policies described in this Joint Proxy Statement/Prospectus.

The aggregate net asset value, as of the Valuation Time (as defined below), of the Acquiring Fund common shares received by each Target Fund in connection with a Reorganization will equal the

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aggregate net asset value of the Target Fund common shares held by shareholders of such Target Fund as of the Valuation Time. See “—Description of Common Shares to Be Issued by the Acquiring Fund; Comparison to Target Funds” for a description of the rights of Acquiring Fund common shareholders. However, no fractional Acquiring Fund common shares will be distributed to a Target Fund’s common shareholders in connection with the Reorganizations. The Acquiring Fund’s transfer agent will aggregate all fractional Acquiring Fund common shares that may be due to Target Fund shareholders as of the Closing Date and will sell the resulting whole shares for the account of holders of all such fractional interests at a value that may be higher or lower than net asset value, and each such holder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional common shares, the Acquiring Fund’s transfer agent will act directly on behalf of the shareholders entitled to receive fractional shares and will accumulate fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes). For federal income tax purposes, shareholders will be treated as if they received fractional share interests and then sold such interests for cash. The holding period and the aggregate tax basis of the Acquiring Fund shares received by a shareholder, including fractional share interests deemed received by a shareholder, will be the same as the holding period and aggregate tax basis of the Target Fund common shares previously held by the shareholder and exchanged therefor, provided the Target Fund shares exchanged therefor were held as capital assets at the effective time of the Reorganizations. As a result of the Reorganizations, common shareholders of the Funds will hold a smaller percentage of the outstanding common shares of the combined fund as compared to their percentage holdings of their respective Fund prior to the Reorganizations and thus, common shareholders will hold reduced percentages of ownership in the larger combined entity than they held in the Acquiring Fund or Target Fund individually.

Following the Reorganizations, each preferred shareholder of a Target Fund would own the same number of Acquiring Fund preferred shares with the same aggregate liquidation preference as preferred shares of the Target Fund held by such shareholder immediately prior to the closing of the Reorganizations, with substantially identical terms (with respect to VMTP Shares) or substantially similar terms (with respect to VRDP Shares) as the outstanding preferred shares of the Target Fund held by such preferred shareholder immediately prior to the closing of the Reorganizations. As a result of the Reorganizations, preferred shareholders of the Funds would hold reduced voting percentages of preferred shares in the combined fund than they held in the Acquiring Fund or Target Fund individually. In addition, the VMTP Shares of the Acquiring Fund, Premium Income and Investment Quality are currently owned by a single institutional investor or a single group of affiliated institutional investors.

Valuation of Assets and Liabilities. If the Reorganizations are approved and the other closing conditions are satisfied or waived, the value of the net assets of each Target Fund will be the value of its assets, less its liabilities, computed as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”). The value of each Target Fund’s assets will be determined by using the valuation procedures of the Nuveen closed-end funds adopted by the Board or such other valuation procedures as will be mutually agreed upon by the parties. The value of each Target Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding preferred shares of such Target Fund.

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Distributions. Undistributed net investment income represents net earnings from a Fund’s investment portfolio that over time have not been distributed to shareholders. Under the terms of the Agreement, if a Target Fund has undistributed net investment income or undistributed net capital gains, such Target Fund is required to declare a distribution, which, together with all previous dividends, has the effect of distributing to its shareholders all undistributed net investment income and undistributed realized net capital gains (after reduction by any available capital loss carryforwards) for all taxable periods ending on or before the Closing Date. The Acquiring Fund is not subject to a similar distribution requirement; however, it is anticipated that the Acquiring Fund will declare a distribution prior to the Closing Date which will result in the distribution of a portion of its undistributed net investment income to its shareholders. Consequently, Target Fund shareholders effectively will purchase a pro rata portion of the Acquiring Fund’s remaining undistributed net investment income and undistributed realized net capital gains, if any, which may be more or less than each Target Fund’s undistributed net investment income and undistributed realized net capital gains immediately preceding the distributions described above, if any. As a result, the Acquiring Fund’s existing shareholders will experience a corresponding reduction in their respective portion of undistributed net investment income and undistributed realized net capital gains per share, if any, such that the Acquiring Fund’s undistributed net investment income and undistributed realized net capital gains per share immediately following the Reorganizations is expected to be less than the Acquiring Fund’s undistributed net investment income and undistributed realized net capital gains per share immediately preceding the Reorganizations.

Amendments. Under the terms of the Agreement, the Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by each Fund as specifically authorized by each Fund’s Board; provided, however, that following the receipt of shareholder approval of the Agreement at the Annual Meeting, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund shares to be issued to each Target Fund’s shareholders under the Agreement to the detriment of such shareholders without their further approval.

Conditions. Under the terms of the Agreement, the closing of the Reorganizations is subject to the satisfaction or waiver of the following closing conditions: (1) the requisite approval by the shareholders of each Fund, as applicable, of the proposals with respect to the Reorganization(s) in this Joint Proxy Statement/Prospectus, (2) each Fund’s receipt of an opinion substantially to the effect that its Reorganization(s) will qualify as a reorganization under the Code (see “—Material Federal Income Tax Consequences of the Reorganizations”), (3) the absence of legal proceedings challenging the Reorganizations, and (4) the Funds’ receipt of certain customary certificates and legal opinions. Additionally, in order for the Reorganizations to occur, each Fund must obtain certain consents, confirmations and/or waivers from various third parties, including the holders of the outstanding VMTP Shares of the Acquiring Fund, Premium Income and Investment Quality under the purchase agreements relating to such VMTP Shares and liquidity providers with respect to the outstanding VRDP Shares of Investment Quality, Select Quality and Premier Income. The Funds are not required under the respective Statements for VMTP Shares or VRDP Shares to maintain any particular (or particular level of) long-term ratings for the VMTP Shares or VRDP Shares.

Termination. The Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by each Fund’s Chief Administrative Officer or a Vice President without further action by the Board. In addition, any Fund may at its option terminate the Agreement at or before the closing due to: (1) a breach by any other party of any representation, warranty or

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agreement contained therein to be performed at or before the closing, if not cured within 30 days of the breach and prior to the closing; (2) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears it will not or cannot be met; or (3) a determination by its Board that the consummation of the transactions contemplated by the Agreement is not in the best interests of the Fund.

Reasons for the Reorganizations

Based on the considerations below, the Board of each Fund, including the Independent Board Members, has determined that its Fund’s Reorganization(s) would be in the best interests of its Fund and that the interests of the existing shareholders of such Fund would not be diluted as a result of such Reorganization(s). At a meeting held on February 4, 2016 (the “February Meeting”), the Boards approved the Reorganizations and recommended that shareholders of the respective Funds approve the Reorganizations.

Since the beginning of 2015, the Adviser has been evaluating the national municipal closed-end fund market and, in particular, its leveraged national municipal closed-end funds and their position in the market. As part of this broad initiative, the Adviser has proposed to restructure the product offerings of Nuveen’s leveraged national municipal closed-end funds by creating fewer funds with greater scale and more clearly differentiated and competitive investment mandates. The Reorganizations were intended, among other things, to create a combined fund with significantly greater scale and to provide various benefits to shareholders as outlined in further detail below.

During the time leading up to the February Meeting, the Adviser made presentations, and the Boards received a variety of materials, relating to the proposed Reorganizations, including the rationale therefor. Prior to approving the Reorganizations, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed with independent legal counsel applicable law and their duties in considering such matters and met with independent legal counsel in private sessions without management present. The Boards considered a number of principal factors presented at the time of the February Meeting or at prior meetings in reaching their determinations, including the following:

•	the compatibility of the Funds’ investment objectives, policies and related risks;

•	the consistency of portfolio management;

•

the anticipated improved economies of scale and an additional breakpoint in the fund-level management fee schedule for the combined fund, creating the potential for lower fees and total expenses (excluding the costs of leverage);

•	the potential for improved secondary market trading with respect to the common shares;

•	the anticipated federal income tax-free nature of the Reorganizations;

•	the expected costs of the Reorganizations;

•	the terms of the Reorganizations and whether the Reorganizations would dilute the interests of the shareholders of the Funds;

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•	the effect of the Reorganizations on shareholder rights; and

•	any potential benefits of the Reorganizations to the Adviser and its affiliates as a result of the Reorganizations.

Compatibility of Investment Objectives, Policies and Related Risks. Based on the information presented, the Boards noted that the investment objectives, policies and risks of the Funds are similar. The Boards noted that each Fund is a diversified closed-end fund that invests exclusively in municipal securities and other investments the income from which is exempt from regular federal income tax.

The Boards noted that, as of February 4, 2016, each of the Funds has a non-fundamental investment policy permitting it to invest, under normal circumstances, up to 35% of its Managed Assets in securities rated, at the time of investment, below the three highest grades (Baa or BBB or lower) by at least one NRSRO, which includes below-investment-grade securities or unrated securities judged to be of comparable quality by the Fund’s sub-adviser. The Boards recognized that under this policy, each Fund is expected to increase its allocation to lower rated securities over time.

In addition to evaluating the compatibility of the investment strategies and related risks, the Boards considered the portfolio composition of each Fund and the impact of the Reorganizations on each Fund’s portfolio, including the shifts in credit quality as well as any shifts in sector allocations, yield, leverage and leverage costs. The Boards also considered the relative performance of the Funds and the factors that may affect the future performance of the combined fund, including the secondary market trading of its shares. The Boards also recognized that each Fund utilizes leverage. If the Reorganizations are approved, the Boards considered that the Target Funds may sell portfolio securities prior to the closing of the Reorganizations. The Boards considered the potential for related gains and losses of such transactions.

In evaluating the Reorganizations and related proposals, the Boards considered the anticipated benefits that the Reorganizations were intended to provide to common shareholders including, among other things, (1) lower fees and operating expenses per common share (excluding the costs of leverage) for shareholders of each Fund (as shareholders of the combined fund following the Reorganizations) as the combined fund’s size results in a lower effective management fee rate based on managed assets (which includes assets attributable to leverage), which could result in higher distributions to common shareholders; (2) improved secondary market trading for common shares as a result of the combined fund’s greater share volume, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements; (3) the potential for higher common share net earnings over time from increased operating economies of scale, which may support higher distribution rates in the future and increase investor interest in the combined fund, and, in turn, may lower the trading discount to net asset value of common shares; and (4) increased portfolio and leverage management flexibility due to the significantly larger asset base of the combined fund.

Consistency of Portfolio Management. The Boards noted that each Fund has the same investment adviser and sub-adviser. Through the Reorganizations, the Boards recognized that shareholders will remain invested in a closed-end management investment company that will have the same investment adviser and sub-adviser and similar investment objectives and policies.

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Anticipated Improved Economies of Scale and Additional Breakpoint in the Management Fee Schedule for the Combined Fund, Creating the Potential for Lower Fees and Total Expenses (Excluding the Costs of Leverage). The Boards considered the fees and expense ratios of each of the Funds (including estimated expenses of the combined fund following the Reorganizations). In connection with the Reorganization proposal, Nuveen Fund Advisors proposed and the Board of the Acquiring Fund approved an amended fund-level management fee schedule for the Acquiring Fund, to take effect in conjunction with the closing of the Reorganizations, that includes an additional breakpoint, providing for a lower effective fund-level management fee rate payable with respect to managed assets over $5 billion, and standardizes the Acquiring Fund’s Investment Management Agreement with the investment management agreements of Nuveen’s newer municipal closed-end funds. As a result of the greater economies of scale from the larger asset size of the combined fund after the Reorganizations and the additional breakpoint in the Acquiring Fund’s fund-level management fee schedule, the Boards noted that it was expected that the total expenses per common share (excluding the costs of leverage) of the combined fund would be lower than those of the Acquiring Fund and each Target Fund prior to the closing of the Reorganizations. The Boards also considered the anticipated benefit to the Funds from the larger asset size as fixed costs are shared over a larger asset base. In addition, as each Fund utilizes leverage, the Boards considered the differences in the costs of leverage among the Funds and the impact of the Reorganizations on such costs. In this regard, the Boards took into account the Adviser’s position that the greater asset size of the combined fund may provide increased portfolio and leverage management flexibility.

Potential for Improved Secondary Market Trading with Respect to the Common Shares. While it is not possible to predict trading levels following the Reorganizations, the Boards noted that the Reorganizations are being proposed, in part, to seek to enhance the secondary trading market for the common shares of the Funds. The Boards considered that the combined fund’s greater share volume may result in increased market liquidity after the Reorganizations, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements.

Anticipated Tax-Free Reorganizations; Capital Loss Carryforwards. The Reorganizations will be structured with the intention that they qualify as tax-free reorganizations for federal income tax purposes, and the Funds will obtain opinions of counsel substantially to this effect (based on certain factual representations and certain customary assumptions). In addition, the Boards considered the impact of the Reorganizations on any estimated capital loss carryforwards of the Funds and applicable limitations of federal income tax rules.

Expected Costs of the Reorganizations. The Boards considered the terms and conditions of the Agreement, including the estimated costs associated with the Reorganizations and the allocation of such costs among the Acquiring Fund and each Target Fund. The Boards also noted, however, that, assuming the Reorganizations are consummated, the Adviser anticipated that the projected costs of each Reorganization may be recovered over time for the common shareholders and that preferred shareholders will not bear any costs of the Reorganizations.

Terms of the Reorganizations and Impact on Shareholders. The terms of the Reorganizations are intended to avoid dilution of the interests of the existing shareholders of the Funds. In this regard, the Boards considered that each holder of common shares of a Target Fund will receive common shares of the Acquiring Fund (taking into account any fractional shares to which the shareholder would be entitled) equal in value as of the Valuation Time to the aggregate per share net asset value of that shareholder’s Target Fund common shares held as of the Valuation Time. However, no fractional

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common shares of the Acquiring Fund will be distributed to a Target Fund’s common shareholders in connection with the Reorganizations. In lieu of such fractional shares, the respective Target Fund’s common shareholders will receive cash.

Preferred shareholders of each Target Fund will receive the same number of Acquiring Fund VMTP Shares or VRDP Shares, as applicable, having substantially identical terms (with respect to VMTP Shares) or substantially similar terms (with respect to VRDP Shares) as the outstanding preferred shares of the Target Fund held by such preferred shareholders immediately prior to the closing of the Reorganizations. The aggregate liquidation preference of the Acquiring Fund preferred shares received in connection with each Reorganization will equal the aggregate liquidation preference of the corresponding Target Fund preferred shares held immediately prior to the closing of the Reorganization.

Effect on Shareholder Rights. The Boards considered that the Acquiring Fund is organized as a Massachusetts business trust and each of the Target Funds is organized as a Minnesota corporation. In this regard, the Boards recognized that, unlike a Massachusetts business trust, many aspects of the corporate governance of a Minnesota corporation are prescribed by state statutory law. In addition, the Boards considered the differences between the structure of the Board of the Massachusetts Fund and that of the Boards of the Minnesota Funds.

Potential Benefits to Nuveen Fund Advisors and Affiliates. The Boards recognized that the Reorganizations may result in some benefits and economies of scale for the Adviser and its affiliates. These may include, for example, a reduction in the level of operational expenses incurred for administrative, compliance and portfolio management services as a result of the elimination of the Target Funds as separate funds in the Nuveen complex.

Conclusion. Each Board, including the Independent Board Members, approved the Reorganization(s) involving its Fund, concluding that such Reorganization(s) are in the best interests of its Fund and that the interests of existing shareholders of the Fund will not be diluted as a result of the Reorganization(s).

Capitalization

The following table sets forth the unaudited capitalization of the Funds as of October 31, 2015 and the pro-forma combined capitalization of the combined fund as if the Reorganizations had occurred on that date. The table reflects pro forma exchange ratios of approximately 0.98922514 common shares of the Acquiring Fund issued for each common share of Premium Income, approximately 1.03410741 common shares of the Acquiring Fund issued for each common share of Investment Quality, approximately 1.00700171 common shares of the Acquiring Fund issued for each common shares of Select Quality and approximately 0.96952959 common shares of the Acquiring Fund issued for each common share of Premier Income. If the Reorganizations are consummated, the actual exchange ratios may vary.

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	Acquiring Fund	Premium Income	Investment Quality	Select Quality	Premier Income	Pro Forma Adjustments		Nuveen Enhanced Quality Municipal Income Fund Pro Forma(1)(5)
Variable Rate MuniFund Term Preferred (VMTP) Shares, $100,000 stated value per share, at liquidation value; 2,650 shares outstanding for the Acquiring Fund; 4,070 shares outstanding for Premium Income; 435 shares outstanding for Investment Quality and 7,155 shares outstanding for Nuveen Enhanced Quality Municipal Income Fund Pro Forma	$265,000,000	$407,000,000	$43,500,000	$—	$—	$—		$715,500,000

Variable Rate Demand Preferred (VRDP) Shares, $100,000 stated value per share, at liquidation value; 2,368 shares outstanding for Investment Quality; 2,675 shares outstanding for Select Quality; 1,277 shares outstanding for Premier Income; and 6,320 shares outstanding for Nuveen Enhanced Quality Municipal Income Fund Pro Forma	$—	$—	$236,800,000	$267,500,000	$127,700,000	$—		$632,000,000

Common Shareholders’ Equity:
Common Shares, $0.01 par value per share; 39,296,352 shares outstanding for the Acquiring Fund; 64,060,043 shares outstanding for Premium Income; 41,576,384 shares outstanding for Investment Quality; 35,222,129 shares outstanding for Select Quality; 19,888,518 shares outstanding for Premier Income; and 200,412,193 shares outstanding for Nuveen Enhanced Quality Municipal Income Fund Pro Forma	$392,964	$640,600	$415,764	$352,221	$198,885	$3,688	(2)	$2,004,122
Paid-in surplus	$547,759,452	$898,926,945	$581,299,958	$492,263,404	$276,342,301	$(2,458,688	)(3)	$2,794,133,372
Undistributed (over-distribution of) net investment income	4,903,386	4,476,304	3,120,497	2,317,400	1,795,746	(5,927,562	)(4)	10,685,771
Accumulated net realized gain (loss)	(10,426,823)	(17,766,600)	(7,529,152)	(3,836,936)	(7,892,964)	—		(47,452,475)
Net unrealized appreciation (depreciation)	63,978,316	95,009,605	88,225,170	57,183,419	27,549,628	—		331,946,138

Net assets attributable to common shares	$606,607,295	$981,286,854	$665,532,237	$548,279,508	$297,993,596	$(8,382,562)		$3,091,316,928

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	Acquiring Fund	Premium Income	Investment Quality	Select Quality	Premier Income	Pro Forma Adjustments	Nuveen Enhanced Quality Municipal Income Fund Pro Forma(1)(5)
Net asset value per common share outstanding (net assets attributable to common shares, divided by common shares outstanding)	$15.44	$15.32	$16.01	$15.57	$14.98		$15.42

Authorized shares:
Common	Unlimited	200,000,000	200,000,000	200,000,000	200,000,000		Unlimited
Preferred	Unlimited	1,000,000	1,000,000	1,000,000	1,000,000		Unlimited

(1)	The pro forma balances are presented as if the Reorganizations were effective as of October 31, 2015, and are presented for informational purposes only. The actual Closing Date of the Reorganizations is expected to be on or about July 11, 2016, or such later time agreed to by the parties at which time the results would be reflective of the actual composition of shareholders’ equity as of that date. All pro forma adjustments are directly attributable to the Reorganizations.
(2)	Assumes the issuance of 63,369,997, 42,994,577, 35,468,758 and 19,282,509 Acquiring Fund common shares in exchange for the net assets of Premium Income, Investment Quality, Select Quality and Premier Income, respectively. These numbers are based on the net asset value of the Acquiring Fund and Target Funds as of October 31, 2015, adjusted for estimated Reorganization costs and the effect of distributions.
(3)	Includes the impact of estimated total Reorganization costs of $2,455,000, which are currently expected to be borne by the Acquiring Fund, Premium Income, Investment Quality, Select Quality and Premier Income in the amounts of $470,000, $760,000, $535,000, $430,000 and $260,000, respectively.
(4)	Assumes Premium Income, Investment Quality, Select Quality and Premier Income make net investment income distributions of $3,057,322, $1,814,482, $751,002 and $304,756, respectively.
(5)	Following the closing of the Reorganizations, the Acquiring Fund will change its name to “Nuveen Enhanced Quality Municipal Income Fund.”

Expenses Associated with the Reorganizations

In evaluating the Reorganizations, management of the Funds estimated the amount of expenses the Funds would incur to be approximately $2,455,000, which includes additional stock exchange listing fees, SEC registration fees, legal and accounting fees, proxy solicitation and distribution costs and other related administrative or operational costs. The expenses of the Reorganizations (whether or not consummated) will be allocated among the Funds ratably based on the relative expected benefits of the Reorganizations comprised of forecasted cost savings (excluding the costs of leverage) and improved secondary market trading, if any, to each Fund during the first year following the Reorganizations. Reorganization expenses have been or will be accrued as expenses of each Fund prior to the Valuation Time. Reorganization expenses have been or will be reflected in each Fund’s net asset value at or before the close of trading on the business day immediately prior to the close of the Reorganizations. These estimated expenses are currently expected to be borne by the Acquiring Fund, Premium Income, Investment Quality, Select Quality and Premier Income in the amounts of $470,000 (0.08%), $760,000 (0.08%), $535,000 (0.08%), $430,000 (0.08%) and $260,000 (0.09%), respectively (all percentages are based on average net assets applicable to common shares for the twelve (12) months ended October 31, 2015). Preferred shareholders of the Funds will not bear any costs of the Reorganizations.

Additional solicitation may be made by letter or telephone by officers or employees of Nuveen Investments or the Adviser, or by dealers and their representatives. The Funds have engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated aggregate cost of $[•] per Fund plus reasonable expenses, which is included in the foregoing estimate.

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Dissenting Shareholders’ Rights of Appraisal

Under the charter documents of the Acquiring Fund, shareholders do not have dissenters’ rights of appraisal with respect to the Reorganizations.

Under Minnesota law, shareholders generally are entitled to assert dissenters’ rights in connection with a reorganization and obtain payment of the “fair value” of their shares, provided that they comply with the requirements of Minnesota law. However, because the common shares of each Target Fund are listed and trade on an exchange, under Minnesota law, only the holders of preferred shares of the Target Funds, and not the holders of common shares, will be entitled to assert dissenters’ rights.

Material Federal Income Tax Consequences of the Reorganizations

As a condition to each Fund’s obligation to consummate the Reorganizations, each Fund will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions) with respect to its Reorganization(s) substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.	The transfer by the Target Fund of substantially all its assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund, immediately followed by the distribution of all the Acquiring Fund shares so received by the Target Fund to the Target Fund’s shareholders of record in complete liquidation of the Target Fund and the dissolution of the Target Fund as soon as practicable thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

2.	No gain or loss will be recognized by the Acquiring Fund upon the receipt of substantially all the Target Fund’s assets solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund.

3.	No gain or loss will be recognized by the Target Fund upon the transfer of substantially all its assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund shares to the Target Fund’s shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

4.	No gain or loss will be recognized by the Target Fund’s shareholders upon the exchange, pursuant to the Reorganization, of all their shares of the Target Fund solely for Acquiring Fund shares, except to the extent the Target Fund’s common shareholders receive cash in lieu of a fractional Acquiring Fund common share.

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5.	The aggregate basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the Reorganization (including any fractional Acquiring Fund common share to which a shareholder would be entitled) will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder.

6.	The holding period of the Acquiring Fund shares received by each Target Fund shareholder in the Reorganization (including any fractional Acquiring Fund common share to which a shareholder would be entitled) will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the effective time of the Reorganization.

7.	The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.

8.	The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which those assets were held by the Target Fund.

In addition, each of Stradley Ronon Stevens & Young, LLP (with respect to the VMTP Shares) and Sidley Austin LLP (with respect to the VRDP Shares), as special tax counsel to the Acquiring Fund, will deliver an opinion to the Acquiring Fund, subject to certain representations, assumptions and conditions, substantially to the effect that the Acquiring Fund VMTP Shares or VRDP Shares, as applicable, received in the Reorganizations by the holders of preferred shares of the Target Funds will qualify as equity of the Acquiring Fund for federal income tax purposes. The opinions addressing the federal income tax consequences of the Reorganizations described above will rely on these opinions.

No opinion will be expressed as to (1) the federal income tax consequences of payments to preferred shareholders of a Target Fund who elect dissenters’ rights, (2) the effect of the Reorganizations on a Target Fund, the Acquiring Fund or any Target Fund shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (3) any other federal tax issues (except those set forth above) and all state, local or non-U.S. tax issues of any kind.

If a Target Fund shareholder receives cash in lieu of a fractional Acquiring Fund share, the shareholder will be treated as having received the fractional Acquiring Fund share pursuant to the Reorganization and then as having sold that fractional Acquiring Fund share for cash. As a result, each such Target Fund shareholder generally will recognize gain or loss equal to the difference between the amount of cash received and the basis in the fractional Acquiring Fund share to which the shareholder is entitled. This gain or loss generally will be a capital gain or loss and generally will be long-term capital gain or loss if, as of the effective time of the Reorganization, the holding period for the shares (including the holding period of Target Fund shares surrendered therefor if such Target Fund shares were held as capital assets at the time of the Reorganization) is more than one year. The deductibility of capital losses is subject to limitations. Any cash received in lieu of a fractional share may be subject to backup withholding taxes.

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Prior to the closing of the Reorganizations, each Target Fund will declare a distribution to its common shareholders, which, together with all other distributions to preferred and common shareholders made with respect to the taxable year in which the Reorganization occurs and all prior taxable years, will have the effect of distributing to shareholders all its net investment income and realized net capital gains (after reduction by any available capital loss carryforwards), if any, through the Closing Date of the Reorganizations. To the extent distributions are attributable to ordinary taxable income or capital gains, the distribution will be taxable to shareholders for federal income tax purposes. Each Fund designates distributions to common and preferred shareholders as consisting of particular types of income (such as exempt interest, ordinary income and capital gain) based on each class’ proportionate share of the total distributions paid by the Fund with respect to the year. Additional distributions may be made if necessary. All dividends and distributions will be paid in cash unless a shareholder has made an election to reinvest dividends and distributions in additional shares under the Target Fund’s dividend reinvestment plan. Taxable dividends and distributions are subject to federal income tax whether received in cash or additional shares.

After the Reorganizations, the combined fund’s ability to use the Target Funds’ or the Acquiring Fund’s pre-Reorganization capital losses may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, shareholders may pay federal income taxes sooner, or pay more federal income taxes, than they would have had the Reorganizations not occurred. However, the effect of these potential limitations will depend on a number of factors including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganizations and the amount of unrealized capital gains in the Funds at the time of the Reorganizations. As of October 31, 2015, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against capital gains, if any, per the table below.

Capital losses to be carried forward	Acquiring Fund	Premium Income	Investment Quality	Select Quality	Premier Income
Expires October 31, 2016	$—	$3,777,643	$1,349,646	$—	$—
Expires October 31, 2017	—	11,817,772	246,669	—	2,039,767
Expires October 31, 2019	—	—	—	—	76,136
Not subject to expiration	10,298,778	—	4,782,591	4,080,913	—

Total	$10,298,778	$15,595,415	$6,378,906	$4,080,913	$2,115,903

A Fund is generally able to carry forward net capital losses arising in taxable years beginning after December 22, 2010 (“post-enactment losses”) indefinitely. However, net capital losses of the Funds from taxable years beginning on or prior to December 22, 2010 are subject to the expiration dates shown above and can be used only after post-enactment losses.

In addition, the shareholders of a Target Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the closing of the Reorganizations when such income and gains are eventually distributed by the Acquiring Fund. To the extent the Acquiring Fund sells portfolio investments after the Reorganizations, the Acquiring Fund may recognize gains or losses, which also may result in taxable distributions to shareholders holding shares of the Acquiring Fund (including former Target Fund shareholders who hold shares of the Acquiring Fund following the Reorganizations). As a result, shareholders of a Target Fund and the Acquiring Fund may receive a greater amount of taxable distributions than they would have had the Reorganizations not occurred.

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In connection with the changes to its non-fundamental investment policies adopted on February 4, 2016, each Fund may reposition its portfolio over time. Such sales may reduce the Fund’s available capital loss carryforwards and/or result in taxable distributions to shareholders of the Fund.

This description of the federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Reorganizations, including the applicability and effect of state, local, non-U.S. and other tax laws.

The foregoing is intended to be only a summary of the principal federal income tax consequences of the Reorganizations and should not be considered to be tax advice. There can be no assurance that the IRS will concur on all or any of the issues discussed above. Shareholders are urged to consult their own tax advisers regarding the federal, state and local tax consequences with respect to the foregoing matters and any other considerations which may be applicable to them.

Shareholder Approval

Each Reorganization is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of each Target Fund’s outstanding common shares and preferred shares entitled to vote on the matter, voting together as a single class, and by the affirmative vote of the holders of a majority (more than 50%) of such Target Fund’s outstanding preferred shares entitled to vote on the matter, voting separately. The Reorganizations also are required to be approved by the affirmative vote of the holders of a majority (more than 50%) of the Acquiring Fund’s outstanding preferred shares entitled to vote on the matter, voting as a separate class. Holders of the Funds’ preferred shares are being solicited separately on the foregoing proposals through separate proxy statements and not through this Joint Proxy Statement/Prospectus.

Abstentions and broker non-votes will have the same effect as a vote against the approval of the Reorganizations. Broker non-votes are shares held by brokers or nominees, typically in “street name,” as to which (1) instructions have not been received from the beneficial owners or persons entitled to vote and (2) the broker or nominee does not have discretionary voting power on a particular matter.

Preferred shareholders of each Fund are separately being asked to approve the Agreement as a “plan of reorganization” under the 1940 Act. Section 18(a)(2)(D) of the 1940 Act provides that the terms of preferred shares issued by a registered closed-end management investment company must contain provisions requiring approval by the vote of a majority of such shares, voting as a class, of any plan of reorganization adversely affecting such shares. Because the 1940 Act makes no distinction between a plan of reorganization that has an adverse effect as opposed to a materially adverse effect, each Fund is seeking approval of the Agreement by the holders of such Fund’s preferred shares.

The closing of each Reorganization is contingent upon the closing of all of the Reorganizations. The closing of each Reorganization is also subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In order for the Reorganizations to occur, all requisite shareholder approvals must be obtained at the Annual Meetings, and certain other consents, confirmations and/or waivers must also be obtained from various third parties, including the holders of the outstanding VMTP Shares of the Acquiring Fund, Premium Income and Investment Quality under the purchase agreements relating to such VMTP Shares and liquidity providers with respect to the outstanding VRDP Shares of Investment Quality, Select Quality and Premier Income. Because the

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closing of the Reorganizations is contingent upon each of the Target Funds and the Acquiring Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganizations will not occur, even if shareholders of your Fund entitled to vote on your Fund’s Reorganization proposal(s) approve such proposal(s) and your Fund satisfies all of its closing conditions, if one or more of the other Funds does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. VMTP Shares and VRDP Shares were issued on a private placement basis to one or a small number of institutional holders, and the VMTP Shares of the Acquiring Fund, Premium Income and Investment Quality are currently owned by a single institutional investor or a single group of affiliated institutional investors. To the extent that one or more preferred shareholders of a Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of a Fund’s outstanding preferred shares, one or more shareholder approvals required for the Reorganizations may turn on the exercise of voting rights by such particular shareholder(s) and its or their determination as to the favorable view of such proposal(s) with respect to its or their interests. The Funds exercise no influence or control over the determinations of such shareholders with respect to the proposals; there is no guarantee that such shareholders will approve the proposals over which they may exercise effective disposition power. If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interests of its Fund.

Description of Common Shares to Be Issued by the Acquiring Fund; Comparison to Target Funds

General

As a general matter, the common shares of the Acquiring Fund and each Target Fund have equal voting rights and equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of their respective Fund and have no preemptive, conversion or exchange rights or rights to cumulative voting. Holders of whole common shares of each Fund are entitled to one vote per share on any matter on which the shares are entitled to vote, while each fractional share entitles its holder to a proportional fractional vote. Furthermore, the provisions set forth in the Acquiring Fund’s declaration of trust are substantially similar to the provisions of each Target Fund’s articles of incorporation, and each contains, among other things, similar super-majority voting provisions, as described under “Additional Information about the Acquiring Fund—Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws.” The full text of each Fund’s declaration of trust or articles of incorporation, as applicable, is on file with the SEC and may be obtained as described on pages vi–vii.

The Acquiring Fund’s declaration of trust authorizes an unlimited number of common shares, par value $0.01 per share. If the Reorganizations are consummated, the Acquiring Fund will issue additional common shares on the Closing Date to the common shareholders of each Target Fund based on the relative per share net asset value of the Acquiring Fund and the net asset value of such Target Fund that are transferred in connection with the Reorganization, in each case as of the Valuation Time. The value of a Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all of the Fund’s outstanding preferred shares.

The terms of the Acquiring Fund common shares to be issued pursuant to the Reorganizations will be identical to the terms of the Acquiring Fund common shares that are then outstanding. Acquiring Fund common shares have equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

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The Acquiring Fund common shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or exchange rights or rights to cumulative voting. See also “Comparison of Massachusetts Business Trusts and Minnesota Corporations.”

Distributions

As a general matter, each Fund has a monthly distribution policy and each Fund seeks to maintain a stable level of distributions. Each Fund’s current policy, which may be changed by its Board, is to make regular monthly cash distributions to holders of its common shares at a level rate (stated in terms of a fixed cents per common share dividend rate) that reflects the past and projected performance of the Fund.

The Acquiring Fund’s ability to maintain a level dividend rate will depend on a number of factors, including the rate at which dividends are payable on the preferred shares. The net income of the Acquiring Fund generally consists of all interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Acquiring Fund are accrued each day. Over time, all the net investment income of the Acquiring Fund will be distributed. At least annually, the Acquiring Fund also intends to effectively distribute net capital gains and ordinary taxable income, if any, after paying any accrued dividends or making any liquidation payments to preferred shareholders. Although it does not now intend to do so, the Board may change the Acquiring Fund’s dividend policy and the amount or timing of the distributions based on a number of factors, including the amount of the Fund’s undistributed net investment income and historical and projected investment income and the amount of the expenses and dividend rates on the outstanding preferred shares.

As explained more fully below, at least annually, the Acquiring Fund may elect to retain rather than distribute all or a portion of any net capital gains (which are the excess of net long-term capital gains over net short-term capital losses) otherwise allocable to shareholders and pay federal income tax on the retained gain. As provided under federal income tax law, shareholders will include their share of the retained net capital gains in their income for the year as a long-term capital gain (regardless of their holding period in the shares) and will be entitled to an income tax credit or refund for the federal income tax deemed paid on their behalf by the Acquiring Fund. See “Additional Information About the Acquiring Fund—Federal Income Tax Matters Associated with Investment in the Acquiring Fund” below and “Federal Income Tax Matters” in the Reorganization SAI.

So long as preferred shares are outstanding, the Acquiring Fund may not declare a dividend or distribution to common shareholders (other than a dividend in common shares of the Fund) or purchase outstanding common shares unless all accumulated dividends on preferred shares have been paid and unless the asset coverage, as defined in the 1940 Act, with respect to its preferred shares at the time of the declaration of such dividend or distribution or at the time of such purchase would be at least 200% after giving effect to the dividend or distribution or purchase price.

Dividend Reinvestment Plan

Generally, the terms of the dividend reinvestment plan (the “Plan”) for the Acquiring Fund and each Target Fund are identical. Under the Acquiring Fund’s Plan, you may elect to have all dividends, including any capital gain distributions, on your common shares automatically reinvested by State Street Bank and Trust Company (the “Plan Agent”) in additional common shares under the Plan. You may elect to participate in the Plan by completing a Dividend Reinvestment Plan Application Form. If

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you do not participate, you will receive all distributions in cash paid by check mailed directly to you by State Street Bank and Trust Company as dividend paying agent.

If you decide to participate in the Plan of the Acquiring Fund, the number of common shares you will receive will be determined as follows:

(1) If common shares are trading at or above net asset value at the time of valuation, the Acquiring Fund will issue new shares at the greater of net asset value or 95% of the then-current market price; or

(2) If common shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common shares in the open market, on the exchange on which the common shares are listed, for the participants’ accounts. It is possible that the market price for the common shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common shares issued by the Acquiring Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common shares in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

If the Plan Agent begins purchasing Acquiring Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value.

You may withdraw from the Plan at any time by giving notice to the Plan Agent either in writing or by telephone. If you withdraw or the Plan is terminated, you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in common shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due on taxable dividends and distributions.

The Acquiring Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of the Acquiring Fund the change is warranted. There is no direct service charge to participants in the Plan; however, the Acquiring Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from State Street Bank and Trust Company, Attn: Computershare Nuveen Investments, P.O. Box 43071, Providence, Rhode Island 02940-3071, (800) 257-8787.

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Common Share Price Data

The following tables show for the periods indicated: (1) the high and low sales prices for common shares reported as of the end of the day on the NYSE, (2) the high and low net asset values of the common shares, and (3) the high and low of the premium/(discount) to net asset value (expressed as a percentage) of the common shares.

	Acquiring Fund
	Market Price		Net Asset Value		Premium/(Discount)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
January 2016	$14.64	$13.87	$15.89	$15.26	(7.09)%	(10.83)%
October 2015	$14.05	$13.36	$15.48	$15.15	(9.00)%	(12.45)%
July 2015	$14.25	$13.51	$15.50	$15.11	(7.13)%	(11.05)%
April 2015	$14.76	$13.90	$16.11	$15.51	(7.72)%	(11.41)%
January 2015	$14.76	$14.03	$16.11	$15.50	(8.15)%	(10.01)%
October 2014	$14.19	$13.58	$15.79	$15.23	(9.13)%	(11.19)%
July 2014	$14.19	$13.66	$15.43	$15.06	(7.44)%	(9.83)%
April 2014	$13.78	$13.33	$15.10	$14.54	(7.00)%	(10.64)%
January 2014	$13.58	$12.16	$14.57	$14.03	(6.73)%	(13.51)%
October 2013	$13.12	$12.27	$14.45	$13.82	(8.02)%	(13.01)%
July 2013	$15.28	$12.84	$16.32	$14.35	(6.14)%	(11.16)%
April 2013	$15.86	$14.74	$16.32	$16.02	(2.76)%	(8.05)%
January 2013	$16.27	$15.27	$16.59	$16.03	(0.62)%	(4.74)%

	Premium Income
	Market Price		Net Asset Value		Premium/(Discount)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
January 2016	$14.35	$13.36	$15.81	$15.14	(9.06)%	(12.62)%
October 2015	$13.72	$13.05	$15.34	$15.02	(10.55)%	(13.52)%
July 2015	$13.75	$13.01	$15.39	$14.98	(10.66)%	(13.55)%
April 2015	$14.48	$13.76	$16.02	$15.42	(9.35)%	(11.62)%
January 2015	$14.45	$13.65	$16.01	$15.34	(9.74)%	(11.82)%
October 2014	$13.83	$13.25	$15.52	$14.93	(9.56)%	(12.52)%
July 2014	$13.74	$13.30	$15.03	$14.75	(8.20)%	(10.86)%
April 2014	$13.47	$12.94	$14.71	$14.20	(6.94)%	(10.34)%
January 2014	$13.19	$11.92	$14.24	$13.69	(6.93)%	(13.12)%
October 2013	$12.92	$11.85	$13.94	$13.28	(6.52)%	(12.22)%
July 2013	$14.73	$12.34	$15.53	$13.75	(5.05)%	(11.13)%
April 2013	$15.50	$14.06	$15.52	$15.25	0.00%	(7.80)%
January 2013	$15.90	$14.74	$15.82	$15.38	1.53%	(4.16)%

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	Investment Quality
	Market Price		Net Asset Value		Premium/(Discount)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
January 2016	$15.73	$14.93	$16.39	$15.82	(3.67)%	(7.29)%
October 2015	$15.29	$14.64	$16.03	$15.74	(4.50)%	(7.68)%
July 2015	$15.62	$14.48	$16.12	$15.73	(3.04)%	(8.53)%
April 2015	$16.01	$15.13	$16.68	$16.14	(2.85)%	(6.83)%
January 2015	$15.89	$14.75	$16.68	$16.04	(4.74)%	(8.73)%
October 2014	$14.96	$14.58	$16.34	$15.72	(5.93)%	(9.49)%
July 2014	$15.02	$14.26	$15.87	$15.55	(5.30)%	(8.70)%
April 2014	$14.56	$13.94	$15.52	$15.02	(5.32)%	(8.57)%
January 2014	$14.26	$12.88	$15.06	$14.53	(5.12)%	(11.76)%
October 2013	$13.94	$12.86	$14.85	$14.11	(5.30)%	(10.63)%
July 2013	$16.22	$13.39	$16.73	$14.67	(2.70)%	(9.59)%
April 2013	$17.03	$15.49	$16.69	$16.38	2.16%	(5.49)%
January 2013	$17.58	$16.03	$17.08	$16.51	3.17%	(3.38)%

	Select Quality
	Market Price		Net Asset Value		Premium/(Discount)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
January 2016	$14.28	$13.36	$16.02	$15.38	(10.53)%	(13.59)%
October 2015	$13.63	$13.13	$15.58	$15.24	(12.19)%	(13.93)%
July 2015	$13.93	$13.20	$15.62	$15.22	(10.71)%	(13.59)%
April 2015	$14.57	$13.79	$16.19	$15.65	(10.01)%	(12.44)%
January 2015	$14.62	$13.61	$16.19	$15.54	(9.70)%	(12.82)%
October 2014	$14.00	$13.50	$15.88	$15.27	(10.61)%	(13.04)%
July 2014	$13.90	$13.40	$15.43	$15.10	(9.51)%	(11.90)%
April 2014	$13.55	$13.13	$15.10	$14.45	(7.48)%	(11.51)%
January 2014	$13.24	$11.92	$14.50	$13.85	(8.25)%	(14.31)%
October 2013	$12.83	$12.06	$14.20	$13.45	(6.89)%	(12.93)%
July 2013	$14.94	$12.59	$16.11	$14.08	(7.20)%	(11.73)%
April 2013	$15.96	$14.58	$16.10	$15.80	(0.87)%	(7.87)%
January 2013	$16.71	$15.66	$16.47	$15.88	2.76%	(2.84)%

	Premier Income
	Market Price		Net Asset Value		Premium/(Discount)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
January 2016	$13.92	$12.94	$15.51	$14.81	(9.90)%	(13.25)%
October 2015	$13.36	$12.78	$15.01	$14.66	(9.88)%	(13.26)%
July 2015	$13.61	$12.83	$15.12	$14.67	(9.88)%	(12.84)%
April 2015	$14.45	$13.60	$15.84	$15.16	(8.50)%	(11.52)%
January 2015	$14.43	$13.55	$15.84	$15.19	(8.82)%	(11.26)%
October 2014	$13.83	$13.30	$15.57	$14.95	(9.70)%	(12.27)%
July 2014	$13.79	$13.26	$15.11	$14.78	(8.05)%	(10.89)%
April 2014	$13.53	$13.00	$14.81	$14.23	(6.53)%	(10.66)%
January 2014	$13.30	$11.98	$14.26	$13.72	(6.44)%	(13.35)%
October 2013	$13.00	$12.03	$13.98	$13.29	(6.54)%	(11.48)%
July 2013	$14.93	$12.47	$15.77	$13.83	(4.97)%	(10.54)%
April 2013	$15.45	$14.24	$15.78	$15.46	(2.03)%	(7.97)%
January 2013	$15.79	$14.86	$16.08	$15.59	(0.70)%	(4.87)%

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On [•], 2016, the closing sale prices of the Acquiring Fund, Premium Income, Investment Quality, Select Quality and Premier Income common shares were $[•], $[•], $[•], $[•] and $[•], respectively. These prices represent discounts to net asset value for the Acquiring Fund, Premium Income, Investment Quality, Select Quality and Premier Income of ([•])%, ([•])%, ([•])%,([•])% and ([•])%, respectively.

Common shares of each Fund have historically traded at both a premium and discount to net asset value. It is not possible to state whether Acquiring Fund common shares will trade at a premium or discount to net asset value following the Reorganizations, or what the extent of any such premium or discount might be.

Description of VMTP Shares to Be Issued by the Acquiring Fund

The terms of the VMTP Shares of the Acquiring Fund to be issued pursuant to the Reorganization of each of Premium Income and Investment Quality into the Acquiring Fund (the “New VMTP Shares”) will be substantially identical, as of the time of the closing of such Reorganizations, to the outstanding VMTP Shares for which they are exchanged. The aggregate liquidation preference of the New VMTP Shares to be received in each such Reorganization will equal the aggregate liquidation preference of the corresponding series of Target Fund VMTP Shares held immediately prior to the closing of the Reorganizations. In addition, the terms of the New VMTP Shares will be substantially similar to the terms of the Outstanding VMTP Shares of the Acquiring Fund. See “Additional Information About the Acquiring Fund—Description Outstanding Acquiring Fund VMTP Shares” beginning on page 102.

Holders of the New VMTP Shares will be entitled to receive cash dividends when, as and if declared by the Acquiring Fund’s Board. The amount of dividends per New VMTP Share payable on any dividend payment date will equal the sum of dividends accumulated but not yet paid for each rate period during the relevant monthly dividend period. The dividend rate applicable to any rate period (which typically consists of seven days) will be an index rate based on the SIFMA Municipal Swap Index plus an applicable spread. The applicable spread will be subject to adjustment in certain circumstances, including a change in the credit rating assigned to the New VMTP Shares.

The outstanding VMTP Shares for each of Premium Income and Investment Quality have a term redemption date of December 1, 2018 and May 1, 2017, respectively, unless earlier redeemed or repurchased by the applicable Target Fund. The Acquiring Fund will be obligated to redeem the New VMTP Shares on the same date as the corresponding series of Target Fund VMTP Shares exchanged therefor, unless earlier redeemed or repurchased by the Acquiring Fund, at a redemption price per share equal to the liquidation preference per share ($100,000) plus any accumulated but unpaid dividends. The New VMTP Shares will be subject to optional and mandatory redemption in certain circumstances. The New VMTP Shares issued in the Reorganization of Premium Income may be redeemed in whole or in part at the option of the Acquiring Fund at a redemption price per share equal to the liquidation preference per share plus any accumulated but unpaid dividends plus, if the New VMTP Shares are redeemed prior to June 1, 2016, an optional redemption premium per share equal to the product of (1) 0.93%, (2) the $100,000 liquidation preference per share and (3) a fraction, the numerator of which is the number of days from (and including) the date of redemption to and including May 31, 2016 and the denominator of which is the actual number of days from and including May 19, 2015 to and including May 31, 2016. The New VMTP Shares issued in the Reorganization of Investment Quality may be redeemed in whole or in part at the option of the Acquiring Fund at a

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redemption price per share equal to the liquidation preference per share plus any accumulated but unpaid dividends. In the event the Acquiring Fund fails to comply with asset coverage and/or effective leverage ratio requirements and any such failure is not cured within the applicable cure period, the Acquiring Fund may become obligated to redeem such number of preferred shares as are necessary to achieve compliance with such requirements.

Except as otherwise provided in the Acquiring Fund’s declaration of trust or the Statement for the applicable series of New VMTP Shares or as otherwise required by applicable law, (1) each holder of the New VMTP Shares of each series will be entitled to one vote for each New VMTP Share held on each matter submitted to a vote of shareholders of the Acquiring Fund, and (2) the holders of the New VMTP Shares of each series, along with holders of other outstanding preferred shares of the Acquiring Fund, will vote with holders of common shares of the Acquiring Fund as a single class; provided, however, that holders of preferred shares, including the New VMTP Shares of each series, are entitled as a class to elect two trustees of the Acquiring Fund at all times. The holders of outstanding common shares and preferred shares, including the New VMTP Shares of each series, voting as a single class, will elect the balance of the trustees of the Acquiring Fund.

Holders of the New VMTP Shares of each series, as a separate class, will have voting and consent rights with respect to certain actions that would materially and adversely affect any preference, right or power of the New VMTP Shares of each series or holders of the New VMTP Shares of each series. In addition, holders of the New VMTP Shares of each series will have certain consent rights under the purchase agreement for the New VMTP Shares of each series with respect to certain actions that would affect their investment in the Acquiring Fund. Holders of the New VMTP Shares of each series also will be entitled to vote as a class with holders of other preferred shares of the Acquiring Fund on matters that relate to the conversion of the Acquiring Fund to an open-end investment company, certain plans of reorganization adversely affecting holders of the preferred shares or any other action requiring a vote of security holders of the Acquiring Fund under Section 13(a) of the 1940 Act. Holders of preferred shares, including the New VMTP Shares of each series, are entitled to elect additional trustees constituting, when added to the two trustees elected exclusively by the holders of preferred shares, a majority of the trustees, in the event at least two full years’ dividends are due and unpaid and sufficient cash or specified securities have not been deposited for their payment, or at any time holders of preferred shares are entitled under the 1940 Act to elect a majority of the trustees of the Acquiring Fund.

The New VMTP Shares of each series will be senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The New VMTP Shares of each series will have equal priority with the other preferred shares of the Acquiring Fund, including the Acquiring Fund’s Outstanding VMTP Shares, the new VRDP Shares of the Acquiring Fund to be issued in the Reorganizations of Investment Quality, Select Quality and Premier Income into the Acquiring Fund (the “New VRDP Shares”) and any other preferred shares that the Acquiring Fund may issue in the future, as to the payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

Description of VRDP Shares to Be Issued by the Acquiring Fund

The terms of the VRDP Shares of the Acquiring Fund to be issued pursuant to the Reorganization of each of Investment Quality, Select Quality and Premier Income into the Acquiring Fund (previously defined as the “New VRDP Shares”) will be substantially similar, as of the closing of

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the Reorganizations, to the outstanding Target Fund VRDP Shares for which they are exchanged. The aggregate liquidation preference of the New VRDP Shares to be received in each such Reorganization will equal the aggregate liquidation preference of the corresponding series of Target Fund VRDP Shares held immediately prior to the closing of the Reorganization.

The outstanding VRDP Shares of each Target Fund had a 30-year final mandatory redemption date as of their date of original issue, subject to earlier redemption or repurchase by the Fund, and pay an adjustable dividend rate set weekly by the remarketing agent. The New VRDP Shares of each series will have the same mandatory redemption date as the corresponding series of Target Fund VRDP Shares exchanged therefor. Holders of New VRDP Shares will have the right to give seven days’ notice on any business day to tender the securities for remarketing. The New VRDP Shares will also be subject to a mandatory tender for remarketing upon the occurrence of certain events, such as the non-payment of dividends by the Acquiring Fund. Should a remarketing be unsuccessful, the dividend rate will reset to a maximum rate as defined in the governing documents of the New VRDP Shares.

The Statement for the New VRDP Shares of each series generally requires that the Acquiring Fund maintain a purchase agreement which contains an unconditional demand feature pursuant to a purchase obligation provided by an entity acting as liquidity provider to ensure full and timely repayment of the liquidation preference amount plus any accumulated and unpaid dividends to holders upon the occurrence of certain events. The agreement requires the liquidity provider to purchase from holders all New VRDP Shares of the applicable series tendered for sale that were not successfully remarketed. The liquidity provider also must purchase all outstanding New VRDP Shares of the applicable series prior to termination of the purchase agreement, including by reason of the failure of the liquidity provider to maintain the requisite short-term ratings, if the Acquiring Fund has not obtained an alternate purchase agreement before the termination date.

The obligation of each liquidity provider to purchase the New VRDP Shares of the applicable series pursuant to the applicable purchase agreement will run to the benefit of the holders and beneficial owners of the New VRDP Shares of such series and will be unconditional and irrevocable, and as such the short-term ratings assigned to each series of New VRDP Shares are directly linked to the short-term creditworthiness of the associated liquidity provider. Each liquidity provider entered into a purchase agreement with respect to the applicable series of Target Fund VRDP Shares, subject to periodic extension by agreement with the respective Fund. The initial term of the purchase agreement with the liquidity provider for the New VRDP Shares of each series is expected to be no less than the remaining term immediately prior to the Reorganizations of the applicable purchase agreement with respect to the corresponding series of Target Fund VRDP Shares exchanged therefor.

Prior to the final mandatory redemption date for the New VRDP Shares of each series, the New VRDP Shares of such series will be subject to optional and mandatory redemption by the Acquiring Fund in certain circumstances. New VRDP Shares may be redeemed at any time, at the option of the Acquiring Fund (in whole or, from time to time, in part), out of funds legally available therefor, at a redemption price per share equal to the sum of $100,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) until, but excluding, the date fixed for redemption. Pursuant to the Statement and fee agreement with the liquidity provider for the New VRDP Shares of each series, the Acquiring Fund will have an obligation to redeem, at a redemption price equal to $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) until, but excluding, the date fixed by the Board for redemption, shares of such series purchased by the liquidity provider pursuant to its obligations under the purchase agreement if

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the liquidity provider continues to be the beneficial owner for a period of six months and such shares cannot be successfully remarketed. If the Acquiring Fund fails to maintain the minimum asset coverage required under the 1940 Act and under the Acquiring Fund’s agreement with the liquidity provider with respect to a series of New VRDP Shares, and such failure is not cured by the applicable cure date, the Acquiring Fund also will redeem, at a redemption price equal to the liquidation preference per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) until, but excluding, the date fixed by the Board for redemption, such number of preferred shares as is necessary to achieve compliance with the minimum asset coverage requirement. The number of preferred shares to be redeemed may, at the Acquiring Fund’s sole option (to the extent permitted by the 1940 Act and Massachusetts law), include any number or proportion of preferred shares of any series; provided, that to the extent the Acquiring Fund does a mandatory redemption of any VRDP Shares, the Acquiring Fund will allocate the number to be redeemed pro rata among the VRDP Shares of each series subject to redemption or retirement (if more than one such series is then outstanding).

Holders of the New VRDP Shares of each series, as a separate class, will have voting and consent rights with respect to certain actions that would materially and adversely affect any preference, right or power of the New VRDP Shares of each series or holders of the New VRDP Shares of each series. In addition, holders of the New VRDP Shares of each series will have certain consent rights under the liquidity agreement for the New VRDP Shares of each series with respect to certain actions that would affect their investment in the Acquiring Fund. Holders of the New VRDP Shares of each series also will be entitled to vote as a class with holders of other preferred shares of the Acquiring Fund on matters that relate to the conversion of the Acquiring Fund to an open-end investment company, certain plans of reorganization adversely affecting holders of the preferred shares or any other action requiring a vote of security holders of the Acquiring Fund under Section 13(a) of the 1940 Act. Holders of preferred shares, including the New VRDP Shares of each series, are entitled to elect additional trustees constituting, when added to the two trustees elected exclusively by the holders of preferred shares, a majority of the trustees, in the event at least two full years’ dividends are due and unpaid and sufficient cash or specified securities have not been deposited for their payment, or at any time holders of preferred shares are entitled under the 1940 Act to elect a majority of the trustees of the Acquiring Fund.

The New VRDP Shares of each series will be senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The New VRDP Shares of each series will have equal priority with each other and with the other preferred shares of the Acquiring Fund, including the Acquiring Fund’s Outstanding VMTP Shares, the New VMTP Shares of the Acquiring Fund to be issued in the Reorganizations of Premium Income and Investment Quality and any other preferred shares that the Acquiring Fund may issue in the future, as to the payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

Comparison of Massachusetts Business Trusts and Minnesota Corporations

The Acquiring Fund is organized as a Massachusetts business trust. Each of Premium Income, Investment Quality, Select Quality and Premier Income is organized as a Minnesota corporation.

The following description is based on relevant provisions of applicable Massachusetts law, the Minnesota Business Corporation Act (“MBCA”) and each Fund’s operative documents. This summary

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does not purport to be complete, and we refer you to applicable Massachusetts law, the MBCA and each Fund’s operative documents.

General

The Acquiring Fund is a Massachusetts business trust. A fund organized as a Massachusetts business trust is governed by the trust’s declaration of trust or similar instrument.

Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration of trust. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration of trust.

Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust is a common form of organization for closed-end funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration of trust and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws like those of Minnesota, or newer statutory trust laws such as those of Delaware, provide.

Each Target Fund is a Minnesota corporation. A fund organized as a Minnesota corporation is governed both by the MBCA and the Minnesota corporation’s articles of incorporation and by-laws. For a Minnesota corporation, unlike a Massachusetts business trust, the MBCA prescribes many aspects of corporate governance.

Shareholders of a Minnesota corporation generally are shielded from personal liability for the corporation’s debts or obligations. Shareholders of a Massachusetts business trust, on the other hand, are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, the declaration of trust of a fund organized as a Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The declaration of trust for the Acquiring Fund contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded statutory protection from personal liability for the obligations of the trust. The directors of a Minnesota corporation, on the other hand, generally are shielded from personal liability for the corporation’s acts or obligations by the MBCA. However, courts in Massachusetts have recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration of trust, and declarations of trust may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The declaration of trust for the Acquiring Fund contains such provisions.

Massachusetts Business Trusts

The Acquiring Fund is governed by its declaration of trust and by-laws. Under the declaration of trust, any determination as to what is in the interests of the Fund made by the trustees in good faith is conclusive, and in construing the provisions of the declaration of trust, there is a presumption in

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favor of a grant of power to the trustees. Further, the declaration of trust provides that certain determinations made in good faith by the trustees are binding upon the Fund and all shareholders, and shares are issued and sold on the condition and understanding, evidenced by the purchase of shares, that any and all such determinations will be so binding. The following is a summary of some of the key provisions of the governing documents of the Acquiring Fund.

Shareholder Voting. The declaration of trust of the Acquiring Fund requires a shareholder vote on a number of matters, including certain amendments to the declaration of trust, the election of trustees, the merger or reorganization of the Fund (under certain circumstances) or sales of assets in certain circumstances and matters required to be voted by the 1940 Act.

Meetings of shareholders may be called by the trustees and by the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. The by-laws of Acquiring Fund provide that the holders of a majority of the voting power of the shares of beneficial interest of the Fund entitled to vote at a meeting will constitute a quorum for the transaction of business. The declaration of trust of the Acquiring Fund provides that the affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present is required to approve a matter, except in the case of the election of trustees, which requires only a plurality vote, and for events to which other voting provisions apply under the 1940 Act or the declaration of trust and by-laws, such as the super-majority voting provisions with respect to a merger, consolidation or dissolution of, or sale of substantially all of the assets by, the Fund, or its conversion to an open-end investment company in certain circumstances under the terms of the declaration of trust.

Election and Removal of Trustees. The declaration of trust of the Acquiring Fund provides that the trustees determine the size of the Board, subject to a minimum and a maximum number. Subject to the provisions of the 1940 Act, the declaration of trust also provides that vacancies on the Board may be filled by the remaining trustees. A trustee may be removed only for cause and only by action of at least two-thirds of the remaining trustees or by action of at least two-thirds of the outstanding shares of the class or classes that elected such trustee.

Issuance of Shares. Under the declaration of trust of the Acquiring Fund, the trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any preemptive rights or other rights to subscribe to additional shares, except as the trustees may determine. Shares are subject to such other preferences, conversion, exchange or similar rights, as the trustees may determine.

Classes. The declaration of trust of the Acquiring Fund gives broad authority to the trustees to establish classes or series in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the classes or series. The trustees are also authorized to terminate a class or series without a vote of shareholders under certain circumstances.

Amendments to Declaration of Trust. Amendments to the declaration of trust generally require the consent of shareholders owning more than 50% of shares entitled to vote, voting in the aggregate. Certain amendments may be made by the trustees without a shareholder vote, and any amendment to the voting requirements contained in the declaration of trust requires the approval of two-thirds of the outstanding common shares and preferred shares, voting in the aggregate and not by class except to the extent that applicable law or the declaration of trust may require voting by class.

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Shareholder, Trustee and Officer Liability. The declaration of trust of the Acquiring Fund provides that shareholders have no personal liability for the acts or obligations of the Fund and require the Fund to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reasons. In addition, the Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the declaration of trust provides that any person who is a trustee, officer or employee of the Fund is not personally liable to any person in connection with the affairs of the Fund, other than to the Fund and its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. The declaration of trust further provides for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. The declaration of trust also provides that the trustees may rely in good faith on expert advice.

Derivative Actions. Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the trustees to bring an action, before the shareholder is entitled to bring or maintain a court action or claim on behalf of the entity.

Minnesota Corporations

A Minnesota corporation is governed by the MBCA, its articles of incorporation and by-laws. Some of the key provisions of the MBCA and the articles of incorporation and by-laws of each Target Fund are summarized below.

Shareholder Voting. Under the MBCA, a Minnesota corporation generally cannot dissolve, amend its articles of incorporation, sell or otherwise transfer all or substantially all of its property and assets outside the ordinary course of business or engage in a statutory share exchange, merger or consolidation unless approved by a vote of shareholders. Depending on the circumstances and the articles of incorporation of the corporation, there may be various exceptions to these votes.

Shareholders of Minnesota corporations are generally entitled to one vote per share and fractional votes for fractional shares held. The articles of incorporation of each Target Fund contain such provisions regarding fractional shares.

Election and Removal of Directors. Shareholders of a Minnesota corporation generally are entitled to elect and remove directors. The by-laws of each Target Fund provide that directors are elected by a plurality of votes validly cast at such election. The MBCA does not require a corporation to hold an annual meeting unless required by the articles of incorporation or by-laws. The by-laws of each Target Fund provide that regular meetings of the shareholders for the election of directors and the transaction of such other business as may properly come before the meeting will be held on an annual or other less frequent periodic basis at such date and time as the board of directors designates by resolution, except as otherwise required by the MBCA or by other applicable law. The by-laws also provide that a special meeting may be called at the written request of shareholders entitled to cast at least 10% of all the votes entitled to be cast at the meeting, which request must state the purpose or purposes of the meeting. The articles of incorporation provide that a director may be removed from office only for cause and only by action of at least two-thirds of the outstanding shares of the class or classes of capital stock that elected such director. For purposes of the foregoing, “cause” requires willful misconduct, dishonesty, fraud or a felony conviction.

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Amendments to the Articles of Incorporation. Under the MBCA, shareholders of corporations generally are entitled to vote on amendments to the articles of incorporation.

Issuance of Shares. The board of directors of a Minnesota corporation has the power to authorize the issuance of shares. If so provided in the articles of incorporation (and the articles of incorporation of each Target Fund do so provide), the board of directors may authorize the issuance of shares in more than one class or series, and prior to issuance of shares of each class or series, the board of directors must set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series.

Shareholder, Director and Officer Liability. Under Minnesota law, shareholders generally are not personally liable for debts or obligations of a corporation. Minnesota law provides that a director’s personal liability to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director may be eliminated or limited in the articles of incorporation, except for a director’s breach of the duty of loyalty, for acts or omissions not in good faith or involving an intentional or knowing violation of law or for any transaction from which the director derived an improper personal benefit. The articles of incorporation of each Target Fund provide such a limitation on director liability. Minnesota law provides that, unless prohibited by a corporation’s articles of incorporation or by-laws, a corporation must indemnify and advance expenses to its directors for acts and omissions in their official capacity, subject to certain exceptions, and the articles of incorporation of each Target Fund do not prohibit such indemnification or advances. The indemnification provisions and the limitation on liability are both subject to any limitations of the 1940 Act, which generally provides that no director or officer will be protected from liability to a fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The provisions governing the advance of expenses are subject to applicable requirements of the 1940 Act or rules thereunder.

Preemptive Rights. Pursuant to the articles of incorporation of each Target Fund, shareholders have no preemptive rights.

Dissenters’ Right of Appraisal. Under Minnesota law, shareholders generally are entitled to assert dissenters’ rights in connection with certain amendments to the articles of incorporation, asset sales and reorganizations and obtain payment of the “fair value” of their shares, provided that they comply with the requirements of Minnesota law. However, these rights are subject to certain exceptions under the MBCA, including, in the case of asset sales and reorganizations, if the shares to which the dissenters’ rights relate and the shares, if any, that a shareholder is to receive are traded on an exchange.

Derivative Actions. Under Minnesota law, applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions.

The foregoing is only a summary of certain rights of shareholders under the governing documents of the Funds and under applicable state law and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

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D.	ADDITIONAL INFORMATION ABOUT THE INVESTMENT POLICIES

Comparison of the Investment Objectives and Policies of the Acquiring Fund and the Target Funds

General

The investment objectives of the Funds are similar. The investment objectives of the Acquiring Fund are to provide current income exempt from regular federal income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. The investment objective of Premium Income is to provide, through investment in a professionally managed portfolio of investment grade tax-exempt municipal obligations, a high level of current income exempt from federal income tax, consistent with preservation of capital. The primary investment objective of Investment Quality is to provide, through investment in a professionally managed portfolio of investment grade quality tax-exempt municipal obligations, current income exempt from regular federal income tax. The primary investment objective of Select Quality is to provide, through investment in a professionally managed portfolio of tax-exempt municipal obligations, current income exempt from regular federal income tax. Premier Income’s primary investment objective is to provide, through investment in a professionally managed portfolio of tax-exempt municipal obligations, current income exempt from regular federal income tax, consistent with the Fund’s investment policies. The secondary investment objective of each of Investment Quality, Select Quality and Premier Income is the enhancement of portfolio value relative to the municipal bond market through investments in tax-exempt municipal obligations that, in the opinion of the Fund’s investment adviser, are underrated or undervalued or that represent municipal market sectors that are undervalued.

Under normal circumstances, the Acquiring Fund will invest at least 80% of its Managed Assets in a portfolio of securities the income from which is exempt from regular federal income tax. Under normal circumstances, each Target Fund will invest at least 80% of its Managed Assets in municipal securities and other related investments the income from which is exempt from regular federal income tax. Under normal circumstances, each Fund may invest up to 35% of its Managed Assets in securities rated, at the time of investment, below the three highest grades (Baa or BBB or lower) by at least one NRSRO, which includes below-investment-grade securities, or unrated securities judged to be of comparable quality by the Sub-Adviser.

Note that (1) each Fund’s investment objectives; (2) the Acquiring Fund’s policy to invest, under normal circumstances, at least 80% of its Managed Assets in a portfolio of securities the income from which is exempt from regular federal income tax; and (3) each Target Fund’s policy to invest, under normal circumstances, at least 80% of its Managed Assets in municipal securities and other related investments the income from which is exempt from regular federal income tax are fundamental investment policies of the Fund and may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. When used with respect to particular shares of a Fund, a “majority of the outstanding” shares means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present in person or represented by proxy, or (2) more than 50% of the shares, whichever is less.

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Investment Policies

The Acquiring Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its Managed Assets in a portfolio of securities the income from which is exempt from regular federal income tax. As a non-fundamental investment policy, under normal circumstances, the Acquiring Fund may invest up to 35% of its Managed Assets in securities rated, at the time of investment, below the three highest grades (Baa or BBB or lower) by at least one NRSRO, which includes below-investment-grade securities, or unrated securities judged to be of comparable quality by the Sub-Adviser.

Securities of below-investment-grade quality (Ba/BB or below) are commonly referred to as “junk bonds.” Issuers of securities rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Municipal securities rated below investment-grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal securities rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad. The market for unrated municipal securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Acquiring Fund may have greater difficulty selling its holdings of these types of portfolio securities. The Acquiring Fund will be more dependent on the Adviser’s and/or the Sub-Adviser’s research and analysis when investing in these securities.

The foregoing credit quality policy targets apply only at the time a security is purchased, and the Acquiring Fund is not required to dispose of a security in the event that a rating agency upgrades or downgrades its assessment of the credit characteristics of a particular issuer or that valuation changes of various municipal securities cause the Fund’s portfolio to fail to satisfy those targets. In determining whether to retain or sell such a security, the Adviser and/or the Sub-Adviser may consider such factors as the Adviser’s and/or the Sub-Adviser’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. The ratings of S&P, Moody’s and Fitch represent their opinions as to the quality of the municipal securities they rate. However, it should be emphasized that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. A general description of the ratings of municipal securities by S&P, Moody’s and Fitch is set forth in Appendix A to the Reorganization SAI.

The Acquiring Fund’s investment objectives include enhancing portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. Underrated municipal securities are those whose ratings do not, in the Adviser’s opinion, reflect their true value. Municipal securities may be underrated because of the time that has elapsed since their rating was assigned or reviewed or because of positive factors that may not have been fully taken into account by rating agencies, or for other similar reasons. Municipal securities that are undervalued or that represent undervalued municipal market sectors are municipal securities that, in the Adviser’s opinion, are worth more than the value assigned to them in the marketplace. Municipal securities of particular types or purposes (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal

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issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal securities of the market sector for reasons that do not apply to the particular municipal securities that are considered undervalued. The Acquiring Fund’s investment in underrated or undervalued municipal securities will be based on the Adviser’s belief that the prices of such municipal securities should ultimately reflect their true value. Accordingly, “to enhance portfolio value relative to the municipal bond market” refers to the Acquiring Fund’s objective of attempting to realize above-average capital appreciation in a rising market, and to experience less than average capital losses in a declining market. Thus, the Acquiring Fund’s secondary investment objective is not intended to suggest that capital appreciation is itself an objective of the Fund. Instead, the Acquiring Fund seeks enhancement of portfolio value relative to the municipal bond market by prudent selection of municipal securities, regardless of which direction the market may move. Any capital appreciation realized by the Acquiring Fund will generally result in the distribution of taxable capital gains to shareholders.

The Acquiring Fund will invest primarily in municipal securities with long-term maturities in order to maintain an average effective maturity of 15 to 30 years, including the effects of leverage, but the average effective maturity of obligations held by the Fund may be lengthened or shortened as a result of portfolio transactions effected by the Adviser and/or the Sub-Adviser, depending on market conditions and on an assessment by the portfolio manager of which segments of the municipal securities markets offer the most favorable relative investment values and opportunities for tax-exempt income and total return. As a result, the Acquiring Fund’s portfolio at any given time may include both long-term and intermediate-term municipal securities. Moreover, during temporary defensive periods (e.g., times when, in the Adviser’s and/or the Sub-Adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Acquiring Fund’s cash fully invested, the Fund may invest any percentage of its net assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. The Acquiring Fund may not achieve its investment objectives during such periods. The Acquiring Fund will generally select obligations which may not be redeemed at the option of the issuer for approximately seven to nine years. As of October 31, 2015, the effective maturity of the portfolio of the Acquiring Fund was 17.44 years.

The Acquiring Fund may invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC. In addition, the Acquiring Fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies that provide such credit enhancements may affect the value of those securities. Although the insurance feature may reduce certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Acquiring Fund’s income. The insurance feature guarantees only the payment of principal and interest on the obligation when due and does not guarantee the market value of the insured obligations, which will fluctuate with the bond market and the financial success of the issuer and the insurer, and the effectiveness and value of the insurance itself is dependent on the continued creditworthiness of the insurer. No representation is made as to the insurers’ ability to meet their commitments.

The Acquiring Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in fixed-income

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securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. The Acquiring Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts or related options.

The Acquiring Fund may invest up to 15% of its Managed Assets in inverse floating rate securities. Inverse floating rate securities represent a leveraged investment in the underlying municipal bond deposited. Inverse floating rate securities offer the opportunity for higher income than the underlying bond, but will subject the Acquiring Fund to the risk of lower or even no income if short-term interest rates rise sufficiently. By investing in an inverse floating rate security rather than directly in the underlying bond, the Acquiring Fund will experience a greater increase in its common share net asset value if the underlying municipal bond increases in value, but will also experience a correspondingly larger decline in its common share net asset value if the underlying bond declines in value.

The Acquiring Fund may borrow money to finance the repurchase of its shares or for temporary or emergency purposes, such as for the payment of dividends or the settlement of portfolio transactions. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Acquiring Fund in anticipation of share repurchases or tenders will reduce such Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Acquiring Fund’s Board would have to comply with the Exchange Act and the 1940 Act and the rules and regulations thereunder.

The Acquiring Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of its assets, the Acquiring Fund may not invest more than 5% of its total assets in the securities of any single issuer (and in not more than 10% of the outstanding voting securities of an issuer), except that this limitation does not apply to cash, securities of the U.S. government, its agencies and instrumentalities, and securities of other investment companies.

As noted above, during temporary defensive periods and in order to keep the Acquiring Fund’s cash fully invested, the Fund may deviate from its investment objectives and invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. It is the intent of the Acquiring Fund to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of your dividends being subject to federal income tax, and if the proportion of taxable investments exceeded 50% of the Acquiring Fund’s total assets as of the close of any quarter of the Fund’s taxable year, the Fund would not satisfy the general eligibility test that permits it to pay exempt-interest dividends for that taxable year. For more information, See “Federal Income Tax Matters” in the Reorganization SAI.

Portfolio Investments

Municipal Securities

General. The Acquiring Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related

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securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from federal income tax. Municipal securities are generally debt obligations issued by state and local governmental entities and may be issued by U.S. territories and possessions to finance or refinance public projects such as roads, schools, and water supply systems. Municipal securities may also be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal securities may be issued on a long-term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal securities may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt. Municipal securities may be issued and purchased in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which may increase the effective leverage of the Acquiring Fund.

The Acquiring Fund may invest in municipal bonds issued by U.S. territories and possessions (such as Puerto Rico or Guam) the income from which is exempt from regular federal income tax. The yields on municipal securities depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal securities will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

Municipal Leases and Certificates of Participation. The Acquiring Fund also may purchase municipal securities that represent lease obligations and certificates of participation in such leases. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, the Acquiring Fund’s original investment. To the extent that the Acquiring Fund invests

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in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, the Acquiring Fund will purchase municipal securities representing lease obligations only where the Adviser and/or the Sub-Adviser believes the issuer has a strong incentive to continue making appropriations until maturity.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Acquiring Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Acquiring Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. However, an investment in such instruments presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Securities. The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

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Private Activity Bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

Inverse Floating Rate Securities. The Acquiring Fund may invest in inverse floating rate securities. Inverse floating rate securities are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust, commonly referred to as a “tender option bond trust” (“TOB trust”), that holds municipal bonds. The TOB trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds (“TOBs”)), and inverse floating rate securities (sometimes referred to as inverse floaters). Both classes of beneficial interests are represented by certificates or receipts. The floating rate securities have first priority on the cash flow from the municipal bonds held by the TOB trust. In this structure, the floating rate security holders have the option, at periodic short-term intervals, to tender their securities to the trust for purchase and to receive the face value thereof plus accrued interest. The obligation of the trust to repurchase tendered securities is supported by a remarketing agent and by a liquidity provider. As consideration for providing this support, the remarketing agent and the liquidity provider receive periodic fees. The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the trust is not obligated to purchase tendered short-term floaters in the event of certain defaults with respect to the underlying municipal bonds or a significant downgrade in the credit rating assigned to the bond issuer.

As the holder of an inverse floating rate investment, the Acquiring Fund receives the residual cash flow from the TOB trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security plus accrued interest, the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal bond deposited into the TOB trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters to the value of the inverse floaters that are issued by the TOB trust, and can exceed three times for more “highly leveraged” trusts. All voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the TOB trust are passed through, pro rata, to the holders of the short-term floaters and to the Acquiring Fund as the holder of the associated inverse floaters.

Because any increases in the interest rate on the short-term floaters issued by a TOB trust would reduce the residual interest paid on the associated inverse floaters, and because fluctuations in the value of the municipal bond deposited in the TOB trust would affect only the value of the inverse floater and not the value of the short-term floater issued by the trust so long as the value of the municipal bond held by the trust exceeded the face amount of short-term floaters outstanding, the value of inverse floaters is generally more volatile than that of an otherwise comparable municipal bond held on an unleveraged basis outside a TOB trust. Inverse floaters generally will underperform the market of fixed-rate bonds in a rising interest rate environment (i.e., when bond values are falling), but will tend to outperform the market of fixed-rate bonds when interest rates decline or remain relatively

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stable. Although volatile in value and return, inverse floaters typically offer the potential for yields higher than those available on fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity or illiquidity based primarily upon the inverse floater holder’s ability to sell the underlying bonds deposited in the TOB trust at an attractive price.

The Acquiring Fund may invest in inverse floating rate securities issued by TOB trusts in which the liquidity providers have recourse to the Fund pursuant to a separate shortfall and forbearance agreement. Such an agreement would require the Acquiring Fund to reimburse the liquidity provider, among other circumstances, upon termination of the TOB trust for the difference between the liquidation value of the bonds held in the trust and the principal amount and accrued interest due to the holders of floating rate securities issued by the trust. The Acquiring Fund will enter into such a recourse agreement (1) when the liquidity provider requires such a recourse agreement because the level of leverage in the TOB trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (2) to seek to prevent the liquidity provider from collapsing the trust in the event the municipal bond held in the trust has declined in value to the point where it may cease to exceed the face amount of outstanding short-term floaters. In an instance where the Acquiring Fund has entered such a recourse agreement, the Fund may suffer a loss that exceeds the amount of its original investment in the inverse floating rate securities; such loss could be as great as that original investment amount plus the face amount of the floating rate securities issued by the trust plus accrued interest thereon.

The Acquiring Fund will segregate or earmark liquid assets with its custodian in accordance with the 1940 Act to cover its obligations with respect to its investments in TOB trusts.

The Acquiring Fund may invest in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same TOB trust.

Floating Rate Securities. The Acquiring Fund may also invest in short-term floating rate securities, as described above, issued by TOB trusts. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to other periods of up to one year. Since the tender option feature provides a shorter term than the final maturity or first call date of the underlying municipal bond deposited in the trust, the Acquiring Fund, as the holder of the floating rate securities, relies upon the terms of the remarketing and liquidity agreements with the financial institution that acts as remarketing agent and/or liquidity provider as well as the credit strength of that institution. As further assurance of liquidity, the terms of the TOB trust provide for a liquidation of the municipal bond deposited in the trust and the application of the proceeds to pay off the floating rate securities. The TOB trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate securities.

Special Taxing Districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more

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taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

Illiquid Securities

The Acquiring Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act that are deemed to be illiquid, and certain repurchase agreements.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Acquiring Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Acquiring Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at a fair value as determined in good faith by the Board or its delegatee.

When-Issued and Delayed-Delivery Transactions

The Acquiring Fund may buy and sell municipal securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Acquiring Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under interpretations of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value, at all times, at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of the Acquiring Fund and, to the extent distributed, will be taxable to shareholders. The Acquiring Fund may enter into contracts to purchase municipal securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within 60 days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and, at the time of delivery, the market value may be less than cost.

Derivatives

General. The Acquiring Fund may invest in certain derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. Credit default swaps may require initial premium (discount) payments as well

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as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. If the Acquiring Fund is a seller of a contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, the Acquiring Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Acquiring Fund would keep the stream of payments and would have no payment obligations. As the seller, the Acquiring Fund would be subject to investment exposure on the notional amount of the swap. If the Acquiring Fund is a buyer of a contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the Acquiring Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Acquiring Fund. Interest rate swaps involve the exchange by the Acquiring Fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The Acquiring Fund will usually enter into interest rate swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

The Adviser and/or the Sub-Adviser may use derivative instruments to seek to enhance return, to hedge some of the risk of the Acquiring Fund’s investments in municipal securities or as a substitute for a position in the underlying asset. These types of strategies may generate taxable income.

There is no assurance that these derivative strategies will be available at any time or that the Adviser and/or the Sub-Adviser will determine to use them for the Acquiring Fund or, if used, that the strategies will be successful.

Limitations on the Use of Futures, Options on Futures and Swaps. The Adviser has claimed, with respect to the Acquiring Fund, the exclusion from the definition of “commodity pool operator” under the CEA provided by CFTC Regulation 4.5 and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Fund. In addition, the Sub-Adviser has claimed the exemption from registration as a commodity trading advisor provided by CFTC Regulation 4.14(a)(8) and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Acquiring Fund. In February 2012, the CFTC announced substantial amendments to certain exemptions, and to the conditions for reliance on those exemptions, from registration as a commodity pool operator. Under amendments to the exemption provided under CFTC Regulation 4.5, if the Acquiring Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The CFTC amendments to Regulation 4.5 took effect on December 31, 2012, and the Acquiring Fund intends to comply with amended Regulation 4.5’s requirements such that the Adviser will not be required to register as a commodity pool operator

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with the CFTC with respect to the Fund. The Acquiring Fund reserves the right to employ futures, options on futures and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. However, the requirements for qualification as a “regulated investment company” under Subchapter M of the Code may limit the extent to which the Acquiring Fund may employ futures, options on futures or swaps.

Structured Notes

The Acquiring Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Other Investment Companies

The Acquiring Fund may invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC. In addition, the Acquiring Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly. The Acquiring Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash or during periods when there is a shortage of attractive, high yielding municipal securities available in the market. The Acquiring Fund may invest in investment companies that are advised by the Adviser and/or the Sub-Adviser or their affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. The Acquiring Fund has not applied for and currently does not intend to apply for such relief. As a shareholder in an investment company, the Acquiring Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of its own management fees with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Acquiring Fund invests in other investment companies.

The Adviser and/or the Sub-Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal security investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. The net asset value and market value of leveraged shares will be more volatile, and the yield to common shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

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Zero Coupon Bonds

The Acquiring Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and therefore tend to be more volatile in price than securities that pay interest periodically. In addition, because the Acquiring Fund accrues income with respect to these securities prior to the receipt of such interest, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.

Hedging Strategies

The Acquiring Fund may use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures or options based on either an index of long-term municipal securities or on taxable debt securities whose prices, in the opinion of the Adviser and/or the Sub-Adviser, correlate with the prices of the Acquiring Fund’s investments. These hedging strategies may generate taxable income.

The Board of each Fund recommends that shareholders vote FOR the approval of the Reorganization(s).

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PROPOSAL NO. 3—APPROVAL OF ISSUANCE OF ADDITIONAL COMMON SHARES OF ACQUIRING FUND (COMMON SHAREHOLDERS OF THE ACQUIRING FUND ONLY)

In connection with the proposed Reorganizations, the Acquiring Fund will issue additional Acquiring Fund common shares to each of Premium Income, Investment Quality, Select Quality and Premier Income. Subject to notice of issuance, the Acquiring Fund will list such shares on the NYSE. In addition, the Acquiring Fund will issue VMTP Shares and VRDP Shares. The Acquiring Fund will acquire substantially all of the assets of each Target Fund in exchange for newly issued Acquiring Fund common shares and newly issued Acquiring Fund preferred shares and the assumption of substantially all of the liabilities of each Target Fund. Each Target Fund will distribute Acquiring Fund common shares to its common shareholders and Acquiring Fund preferred shares to its preferred shareholders and will then terminate its registration under the 1940 Act and dissolve under applicable state law. The Acquiring Fund’s Board, based upon its evaluation of all relevant information, anticipates that the Reorganizations may benefit holders of the Acquiring Fund’s common shares and preferred shares due to, among other reasons, the increased size of the combined fund. For a fuller discussion of the Boards’ considerations regarding the approval of the Reorganizations, see “Proposal No. 2—Information About the Reorganizations—Reasons for the Reorganizations.”

The aggregate net asset value, as of the Valuation Time, of the Acquiring Fund common shares received by each Target Fund in connection with a Reorganization will equal the aggregate net asset value of the Target Fund common shares held by shareholders of such Target Fund as of the Valuation Time. Prior to the Valuation Time, the net asset value of each Target Fund and the Acquiring Fund will be reduced by the costs of the Reorganizations borne by such Fund. No fractional Acquiring Fund common shares will be distributed to a Target Fund’s common shareholders in connection with a Reorganization and, in lieu of such fractional shares, each Target Fund’s common shareholders entitled to receive such fractional shares will receive cash in an amount equal to a pro-rata share of the proceeds from the sale of such shares in the open market, which may be higher or lower than net asset value. The aggregate liquidation preference of the preferred shares issued by the Acquiring Fund in connection with each Reorganization will equal the aggregate liquidation preference of the corresponding Target Fund preferred shares held immediately prior to the closing of the Reorganization. As a result of the Reorganizations, shareholders of the Funds will hold reduced percentages of ownership in the larger combined entity than they held in the Acquiring Fund or Target Fund individually.

The Reorganizations will result in no reduction in net asset value of the Acquiring Fund’s common shares, other than to reflect the costs of the Reorganizations. It is expected that no gain or loss will be recognized by the Acquiring Fund for federal income tax purposes as a direct result of the Reorganizations. To the extent that portfolio securities of a Target Fund are sold prior to the closing of the Reorganizations, such Fund may realize gains or losses, which may increase or decrease the net capital gains or net investment income to be distributed by such Fund. The shareholders of a Target Fund will receive a proportionate share of any income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the closing of the Reorganizations when such income and gains are eventually distributed by the Acquiring Fund.

The Acquiring Fund will continue to operate following the Reorganizations as a registered closed-end management investment company with the investment objectives and policies described in this Joint Proxy Statement/Prospectus.

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While applicable state and federal law does not require the common shareholders of the Acquiring Fund to approve the issuance of additional Acquiring Fund common shares, applicable NYSE rules require shareholder approval of additional Acquiring Fund common shares to be issued in connection with the Reorganizations, and the statements establishing and fixing the rights and preferences for the Acquiring Fund’s Outstanding VMTP Shares generally require the common shareholders and preferred shareholders of the Acquiring Fund to vote together on matters submitted to a vote of shareholders.

Shareholder approval of the issuance of additional common shares of the Acquiring Fund requires the affirmative vote of a majority of the votes cast on the proposal, provided that the total votes cast on the proposal, with common and preferred shareholders of the Acquiring Fund voting together as a single class, and common shareholders of the Acquiring Fund voting separately, represent over 50% of the shares entitled to vote on the matter. Abstentions and broker non-votes will have no effect on the proposal. Broker non-votes are shares held by brokers or nominees, typically in “street name,” as to which (1) instructions have not been received from the beneficial owners or persons entitled to vote and (2) the broker or nominee does not have discretionary voting power on a particular matter.

The consummation of the Reorganizations is contingent on the satisfaction or waiver of all closing conditions, including approval of the proposals relating to the Reorganizations by each Target Fund’s shareholders and the Acquiring Fund’s preferred shareholders.

The Board of the Acquiring Fund recommends that shareholders of the Acquiring Fund vote FOR the approval of the issuance of additional Acquiring Fund common shares in connection with the Reorganizations.

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ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquiring Fund. However, the Acquiring Fund’s declaration of trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each obligation, contract or instrument made or issued by the Fund or the trustees. The Acquiring Fund’s declaration of trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Acquiring Fund would be unable to meet its obligations. The Acquiring Fund believes that the likelihood of such circumstances is remote.

The Acquiring Fund’s declaration of trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Acquiring Fund’s declaration of trust requires a vote by holders of at least two-thirds of the outstanding common shares and preferred shares, voting as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization or a reorganization or recapitalization of the Fund or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund, or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Acquiring Fund’s declaration of trust or the Acquiring Fund’s by-laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s outstanding common shares and preferred shares, voting as a single class, is required; provided, however, that, where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. For the purposes of the foregoing, the term “recapitalization” will not mean, without limitation, the issuance or redemption of preferred shares pursuant to the terms of the declaration of trust or the applicable Statement adopted with respect to such preferred shares, whether or not in conjunction with the issuance, retirement or redemption of other securities or indebtedness of the Fund. However, approval of shareholders is not required for any transaction, whether deemed a merger, consolidation, reorganization or otherwise, whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) of any other investment company or similar entity. In the case of the conversion of the Acquiring Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization (as that term is used in the 1940 Act) which adversely affects the holders of preferred shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Acquiring Fund’s preferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Acquiring Fund’s declaration of trust or the Acquiring Fund’s by-laws, the affirmative vote of the holders of at least a majority of the Acquiring Fund’s preferred shares outstanding at the time, voting as a separate class. None of the foregoing voting provisions may be amended or repealed except by the vote of at least two-thirds of the common shares and preferred shares, voting as a single class. The

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votes required to approve the conversion of the Acquiring Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of preferred shares are higher than those required by the 1940 Act. The Acquiring Fund’s Board believes that the provisions of the Acquiring Fund’s declaration of trust relating to such higher votes are in the best interests of the Acquiring Fund.

The Acquiring Fund’s declaration of trust provides that the obligations of the Fund are not binding upon the Fund’s trustees individually, but only upon the assets and property of the Fund, and that the trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Acquiring Fund’s declaration of trust protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

In addition, the Acquiring Fund’s by-laws require the Board be divided into three classes with staggered terms. This provision of the by-laws could delay for up to two years the replacement of a majority of the Board. Holders of preferred shares, voting as a separate class, are entitled to elect two of the Fund’s trustees. See “Proposal No. 1—The Election of Board Members.”

The provisions of the Acquiring Fund’s declaration of trust and by-laws described above could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. However, they provide the advantage of potentially requiring persons seeking control of the Acquiring Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objectives and policies. The Acquiring Fund’s Board has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund.

The Acquiring Fund’s declaration of trust provides that common shareholders will have no right to acquire, purchase or subscribe for any shares or securities of the Fund, other than such right, if any, as the Fund’s Board in its discretion may determine.

Reference should be made to the Acquiring Fund’s declaration of trust on file with the SEC for the full text of these provisions.

Repurchase of Common Shares; Conversion to Open-End Fund

The Acquiring Fund is a closed-end management investment company, and as such its shareholders do not have the right to cause the Acquiring Fund to redeem their common shares. Instead, the common shares of the Acquiring Fund trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because common shares of closed-end management investment companies may frequently trade at prices lower than net asset value, the Acquiring Fund’s Board has determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private

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transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Acquiring Fund to an open-end investment company. There is no assurance that the Acquiring Fund’s Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

Notwithstanding the foregoing, at any time when the Acquiring Fund’s preferred shares are outstanding, the Acquiring Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accumulated but unpaid preferred shares dividends due to be paid have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Acquiring Fund’s portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value (expected to equal the original purchase price per share plus any accumulated but unpaid dividends thereon) of the outstanding preferred shares, including VMTP Shares and VRDP Shares.

If the Acquiring Fund converted to an open-end investment company, it would be required to redeem all its preferred shares, including VMTP Shares and VRDP Shares, then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the common shares would no longer be listed on an exchange. In contrast to a closed-end management investment company, shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. See “Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws” above for a discussion of the voting requirements applicable to the conversion of the Acquiring Fund to an open-end management investment company.

Before deciding whether to take any action if the common shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Acquiring Fund’s portfolio, the impact of any action that might be taken on the Acquiring Fund or its shareholders and market considerations. Based on these considerations, even if the Acquiring Fund’s common shares should trade at a discount, the Board may determine that, in the interest of the Acquiring Fund, no action should be taken. See the Reorganization SAI under “Repurchase of Common Shares; Conversion to Open-End Fund” for a further discussion of possible action to reduce or eliminate such discount to net asset value.

Description of Outstanding Acquiring Fund VMTP Shares

The Acquiring Fund currently has outstanding 2,650 VMTP Shares, Series 2016, with a par value of $0.01 per share and a liquidation preference of $100,000 per share (previously defined as the “Outstanding VMTP Shares”). The Outstanding VMTP Shares were offered and sold in December 2013 by the Acquiring Fund to a qualified institutional buyer pursuant to Rule 144A under the Securities Act, with all cash proceeds, net of offering expenses, used to refinance and redeem the Acquiring Fund’s VMTP Shares, Series 2014, and MuniFund Term Preferred Shares, Series 2015.

Holders of Outstanding VMTP Shares are entitled to receive cash dividends when, as and if declared by the Acquiring Fund’s Board. The amount of dividends per Outstanding VMTP Share payable on any dividend payment date will equal the sum of dividends accumulated but not yet paid for each rate period during the relevant monthly dividend period. The dividend rate applicable to any rate period (which typically consists of seven days) is an index rate based on the SIFMA Municipal

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Swap Index plus an applicable spread. The applicable spread is subject to adjustment in certain circumstances, including a change in the credit rating assigned to the Outstanding VMTP Shares.

The Outstanding VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The Acquiring Fund is obligated to redeem the Outstanding VMTP Shares on December 30, 2016, unless earlier redeemed or repurchased by the Acquiring Fund, at a redemption price per share equal to the liquidation preference per share ($100,000) plus any accumulated but unpaid dividends thereon. The Outstanding VMTP Shares also may be redeemed in whole or in part at the option of the Acquiring Fund at a redemption price per share equal to the liquidation preference per share plus any accumulated but unpaid dividends thereon, plus a certain redemption premium. In the event the Acquiring Fund fails to comply with asset coverage and/or effective leverage ratio requirements and any such failure is not cured within the applicable cure period, the Acquiring Fund may become obligated to redeem such number of preferred shares as are necessary to achieve compliance with such requirements.

Except as otherwise provided in the Acquiring Fund’s declaration of trust or the Statement for the Outstanding VMTP Shares or as otherwise required by applicable law, (1) each holder of Outstanding VMTP Shares is entitled to one vote for each Outstanding VMTP Share held on each matter submitted to a vote of shareholders of the Acquiring Fund, and (2) the holders of Outstanding VMTP Shares, along with holders of other outstanding preferred shares of the Acquiring Fund, vote with holders of common shares of the Acquiring Fund as a single class; provided, however, that holders of preferred shares, including Outstanding VMTP Shares, are entitled as a class to elect two trustees of the Acquiring Fund at all times. The holders of outstanding common shares and preferred shares, including Outstanding VMTP Shares, voting as a single class, elect the balance of the trustees of the Acquiring Fund.

Holders of Outstanding VMTP Shares, as a separate class, have voting and consent rights with respect to certain actions that would materially and adversely affect any preference, right or power of the Outstanding VMTP Shares or holders of Outstanding VMTP Shares. In addition, holders of Outstanding VMTP Shares have certain consent rights under the purchase agreement for the Outstanding VMTP Shares with respect to certain actions that would affect their investment in the Acquiring Fund. Holders of Outstanding VMTP Shares also are entitled to vote as a class with holders of other preferred shares of the Acquiring Fund on matters that relate to the conversion of the Acquiring Fund to an open-end investment company, certain plans of reorganization adversely affecting holders of the preferred shares or any other action requiring a vote of security holders of the Acquiring Fund under Section 13(a) of the 1940 Act. Holders of preferred shares, including Outstanding VMTP Shares, are entitled to elect additional trustees constituting, when added to the two trustees elected exclusively by the holders of preferred shares, a majority of the trustees, in the event at least two full years’ dividends are due and unpaid and sufficient cash or specified securities have not been deposited for their payment, or at any time holders of preferred shares are entitled under the 1940 Act to elect a majority of the trustees of the Acquiring Fund.

The Outstanding VMTP Shares are senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Outstanding VMTP Shares have equal priority as to the payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund with other preferred shares of the Acquiring Fund, including the New VMTP Shares and New VRDP Shares to be issued in connection with the Reorganizations.

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Custodian, Transfer Agent, Dividend Disbursing Agent and Redemption and Paying Agent

The custodian of the assets of each Fund is State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services. Each Fund’s transfer, shareholder services and dividend disbursing agent and redemption and paying agent is also State Street, 250 Royall Street, Canton, Massachusetts 02021.

Federal Income Tax Matters Associated with Investment in the Acquiring Fund

The following information is meant as a general summary of certain federal income tax matters for U.S. shareholders. Please see the Reorganization SAI for additional information. Investors should rely on their own tax adviser for advice about the particular federal, state and local tax consequences to them of investing in the Acquiring Fund.

The Acquiring Fund has elected to be treated and intends to qualify each year (including the taxable year in which the Reorganizations occur) as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify as a RIC, the Acquiring Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. As a RIC, the Acquiring Fund is not expected to be subject to federal income tax on the income and gains it distributes to its shareholders. The Acquiring Fund invests primarily in municipal securities. Thus, substantially all of the Acquiring Fund’s dividends paid to you should qualify as “exempt-interest dividends.” A shareholder treats an exempt-interest dividend as interest on state and local bonds exempt from regular federal income tax. Federal income tax law imposes an alternative minimum tax with respect to corporations, individuals, trusts and estates. Interest on certain municipal obligations, such as certain private activity bonds, is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that the Acquiring Fund receives income from such municipal obligations, a portion of the dividends paid by the Acquiring Fund, although exempt from regular federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. The Acquiring Fund will annually provide a report indicating the percentage of the Acquiring Fund’s income attributable to municipal obligations subject to the federal alternative minimum tax applicable to individuals, if any. Corporations are subject to special rules in calculating their federal alternative minimum taxable income with respect to interest from municipal obligations.

Future legislation could limit the exclusion from gross income of tax-exempt interest (which includes exempt-interest dividends received from the Acquiring Fund). Such legislation could affect the value of the municipal securities owned by the Acquiring Fund. The likelihood of such legislation being enacted cannot be predicted. Shareholders should consult their own tax advisers regarding the potential consequences of future legislation on their investment in the Acquiring Fund.

In addition to exempt-interest dividends, the Acquiring Fund may also distribute to its shareholders amounts that are treated as long-term capital gain or ordinary income (which may include short-term capital gains). These distributions may be subject to federal, state and local taxation, depending on a shareholder’s situation. If so, they are taxable whether or not such distributions are reinvested. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) are generally taxable at rates applicable to long-term capital gains regardless of

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how long a shareholder has held its shares. Long-term capital gains are currently taxable to noncorporate shareholders at a maximum federal income tax rate of 20%. In addition, certain individuals, estates and trusts are subject to a 3.8% Medicare tax on net investment income, including net capital gains and other taxable dividends. Corporate shareholders are taxed on capital gain at the same rates as apply to ordinary income. The Acquiring Fund does not expect that any part of its distributions to shareholders from its investments will qualify for the dividends-received deduction available to corporate shareholders or as “qualified dividend income” to noncorporate shareholders.

As a RIC, the Acquiring Fund will not be subject to federal income tax in any taxable year provided that it meets certain distribution requirements. The Acquiring Fund may retain for investment some (or all) of its net capital gains. If the Acquiring Fund retains any net capital gains or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Acquiring Fund retains any net capital gains, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (1) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (2) will be entitled to credit their proportionate shares of the federal income tax paid by the Acquiring Fund on such undistributed amount against their federal income tax liabilities, if any; and (3) may claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the basis of shares owned by a shareholder of the Acquiring Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (2) of the preceding sentence.

The Internal Revenue Service (the “IRS”) currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as exempt interest, ordinary income and capital gains). Accordingly, the Acquiring Fund reports dividends made with respect to common shares and preferred shares as consisting of particular types of income (e.g., exempt interest, net capital gains and ordinary income) in accordance with each class’ proportionate share of the total dividends paid by the Acquiring Fund with respect to the year.

Dividends declared by the Acquiring Fund in October, November or December to shareholders of record in one of those months and paid during the following January will be treated as having been paid by the Acquiring Fund and received by shareholders on December 31 of the year the distributions were declared.

Each shareholder will receive an annual statement summarizing the shareholder’s dividend and capital gains distributions.

The redemption, sale or exchange of shares normally will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such shares is attributable to tax-exempt interest income. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. Current law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. However, for noncorporate taxpayers, long-term capital gains are currently taxed at a maximum federal income tax rate of 20%, while short-term capital gains are currently taxed at ordinary income rates. An additional 3.8% Medicare tax may also apply to certain individual, estate or trust shareholders’ capital gain from the sale or other disposition of their shares. Any loss on the sale of

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shares that have been held for six months or less will be disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, unless the shares are of a RIC that declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. Any remaining loss on the sale or disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder on such shares. Any loss realized on a sale or exchange of shares of the Acquiring Fund will be disallowed to the extent those shares of the Acquiring Fund are replaced by other substantially identical shares of the Acquiring Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitations.

Any interest on indebtedness incurred or continued to purchase or carry the Acquiring Fund’s shares to which exempt-interest dividends are allocated is not deductible. Under certain applicable rules, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of the shares. In addition, if you receive Social Security or certain railroad retirement benefits, you may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions paid by the Acquiring Fund.

If the Acquiring Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Acquiring Fund elects to include market discount in income currently), the Acquiring Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Acquiring Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and its net tax-exempt income, including such income it is required to accrue, to qualify as a RIC and (with respect to its ordinary income and capital gain) to avoid federal income and excise taxes. Therefore, the Acquiring Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Acquiring Fund may hold or acquire municipal obligations that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Acquiring Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount.

The Acquiring Fund may be required to withhold U.S. federal income tax at a rate of 28% from all distributions (including exempt-interest dividends) and redemption proceeds payable to a shareholder if the shareholder fails to provide the Acquiring Fund with his, her or its correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the IRS (or the IRS notifies the Acquiring Fund) that he, she or it is subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

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The Foreign Account Tax Compliance Act (“FATCA”) generally requires the Acquiring Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Acquiring Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Acquiring Fund dividends and distributions and redemption proceeds. The Acquiring Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Investors are urged to consult their own tax advisers regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

With respect to the preferred shares of the Acquiring Fund issued in the Reorganizations, the Acquiring Fund will receive an opinion from special tax counsel that the preferred shares will constitute equity of the Acquiring Fund, and the foregoing discussion and the tax opinion received by the Funds regarding certain aspects of the Reorganizations, including that the Reorganizations will qualify as tax-free reorganizations under the Code, relies on the position that the preferred shares will constitute equity of the Acquiring Fund. Accordingly, distributions with respect to the preferred shares (other than distributions in redemption of preferred shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Acquiring Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes and to the extent allocable to such distribution. Because the treatment of a corporate security as debt or equity is determined on the basis of the facts and circumstances of each case, and no controlling precedent exists for the preferred shares issued in the Reorganizations, there can be no assurance that the IRS will not question special tax counsel’s opinion and the Acquiring Fund’s treatment of the preferred shares as equity. If the IRS were to succeed in such a challenge, holders of preferred shares could be characterized as receiving taxable interest income rather than exempt-interest or other dividends, possibly requiring them to file amended income tax returns and retroactively to recognize additional amounts of ordinary income and pay additional tax, interest and penalties.

Net Asset Value

The Acquiring Fund’s net asset value per common share is determined as of the close of the regular session trading (normally 4:00 p.m. Eastern time) on each day the NYSE is open for business. Net asset value is calculated by taking the market value of the Acquiring Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Acquiring Fund’s Board or its delegate.

The Acquiring Fund’s custodian calculates the Fund’s net asset value. The custodian uses prices for portfolio securities from a pricing service the Acquiring Fund’s Board has approved. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available (which will constitute the majority of the Acquiring Fund’s portfolio securities) are valued at fair value as determined by the Board in reliance upon data supplied by the pricing service. The pricing service uses methods that consider yields or prices of municipal securities of comparable quality, type of issue, coupon, maturity and ratings; dealers’ indications of value; and general market conditions. The pricing service may use electronic data processing techniques or a matrix system, or both. The Acquiring Fund’s officers review the pricing service’s procedures and valuations, under the general supervision of the Board.

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Legal Opinions

Certain legal matters in connection with the issuance of common shares, New VMTP Shares and New VRDP Shares pursuant to the Agreement will be passed upon by Morgan, Lewis & Bockius LLP, Boston, Massachusetts.

Experts

The financial statements of the Acquiring Fund and the Target Funds appearing in the Funds’ Annual Reports for the year ended October 31, 2015 are incorporated herein. The financial statements as of and for the fiscal years ended October 31, 2015 and 2014 have been audited by KPMG LLP (“KPMG”), independent registered public accounting firm, as set forth in their reports thereon and incorporated herein. Such financial statements are incorporated herein in reliance upon such reports given on the authority of such firm as experts in accounting and auditing. KPMG provides auditing services to the Acquiring Fund and each Target Fund. The principal business address of KPMG is 200 East Randolph Street, Chicago, Illinois 60601.

During the fiscal year ended October 31, 2014, the Board of each Fund, upon recommendation of the Audit Committee, engaged KPMG as the independent registered public accounting firm to the Funds, replacing Ernst & Young LLP (“Ernst & Young”), which resigned as the independent registered public accounting firm effective August 11, 2014, as a result of the subsequently completed acquisition of Nuveen Investments by TIAA.

Ernst & Young’s reports on the Funds for the fiscal years ended prior to October 31, 2014, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the fiscal years ended prior to October 31, 2014 for the Funds and for the period November 1, 2013 through August 11, 2014, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements.

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GENERAL INFORMATION

Outstanding Shares of the Acquiring Fund and the Target Funds

The following table sets forth the number of outstanding common shares and preferred shares and certain other share information of the Acquiring Fund as of [•], 2016 and of each Target Fund as of [•], 2016.

(1) Title of Class	(2) Shares Authorized	(3) Shares Held by Fund for Its Own Account	(4) Shares Outstanding Exclusive of Shares Shown under (3)
Acquiring Fund:
Common shares	Unlimited	—	[•]
Preferred shares	Unlimited	—	2,650(VMTP)
Premium Income:
Common shares	200,000,000	—	[•]
Preferred shares	1,000,000	—	4,070(VMTP)
Investment Quality:
Common shares	200,000,000	—	[•]
Preferred shares	1,000,000	—	435(VMTP) 2,368(VRDP)
Select Quality:
Common shares	200,000,000	—	[•]
Preferred shares	1,000,000	—	2,675(VRDP)
Premier Income:
Common shares	200,000,000	—	[•]
Preferred shares	1,000,000	—	1,277(VRDP)

The common shares of the Acquiring Fund, Premium Income, Investment Quality, Select Quality and Premier Income are listed and trade on the NYSE under the ticker symbols NAD, NPI, NQM, NQS and NPF, respectively. Upon the closing of the Reorganizations, it is expected that the common shares of the Acquiring Fund will continue to be listed on the NYSE. Neither the VMTP Shares of the Acquiring Fund, Premium Income or Investment Quality nor the VRDP Shares of Investment Quality, Select Quality and Premier Income are listed on any exchange.

Shareholders of the Acquiring Fund and the Target Funds

As of December 31, 2015, the members of the Board and officers of each Fund as a group owned less than 1% of the total outstanding common shares and less than 1% of the total outstanding preferred shares of such Fund.

Information regarding shareholders or groups of shareholders who beneficially own more than 5% of a class of shares of a Fund is provided below. Information in the table below regarding the number and percentage of shares owned is based on a review of Schedule 13D and 13G filings and amendments made with respect to the Acquiring Fund on or before [•], 2016 and with respect to each Target Fund on or before [•], 2016. The estimated pro forma information presented is calculated assuming that outstanding common and preferred shares were as of [•], 2016 for each Fund.

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Estimated Pro Forma
Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned	Corresponding Class of Nuveen Enhanced Quality Municipal Income Fund(1)	All Preferred Shares of Nuveen Enhanced Quality Municipal Income Fund(1)
Acquiring Fund—
Common Shares
Acquiring Fund—
VMTP Shares
Premium Income—
Common Shares
Premium Income—
VMTP Shares
Investment Quality—
Common Shares
Investment Quality—
VMTP Shares
Select Quality—
Common Shares
Premier Income—
Common Shares

(1)	Following the closing of the Reorganizations, the Acquiring Fund will change its name to “Nuveen Enhanced Quality Municipal Income Fund.”

VRDP Shares are designed to be eligible for purchase by money market funds. Based on information provided by the remarketing agents for the VRDP Shares of the Target Funds, money market funds within certain fund complexes may hold, in the aggregate, greater than 5% of the outstanding VRDP Shares of one or more Target Funds, and individual money market funds within such complexes may beneficially own an indeterminable amount of VRDP Shares exceeding 5% of the outstanding VRDP Shares of one or more Target Funds. Information with respect to aggregate holdings of VRDP Shares associated with fund complexes identified by the remarketing agents for the Target Funds (number of VRDP Shares and percentage of total outstanding) is as follows: Investment Quality (Series 1): [•] ([•] shares ([•]%)), [•] ([•] shares ([•]%)) and [•] ([•] shares ([•]%)); Select Quality (Series 1): [•] ([•] shares ([•]%)), [•] ([•] shares ([•]%)) and [•] ([•] shares ([•]%)); and Premier Income (Series 1): [•] ([•] shares ([•]%)), [•] ([•] shares ([•]%)) and [•] ([•] shares ([•]%)).

Expenses of Proxy Solicitation

Common shareholders will indirectly bear the costs of the Reorganizations, whether or not the Reorganizations are consummated. Preferred shareholders will not bear any costs of the Reorganizations. The total costs of the Reorganizations, which include the cost of preparing, printing and mailing the enclosed proxy, the accompanying notice and this Joint Proxy Statement/Prospectus and all other costs in connection with the solicitation of proxies, are estimated to be $2,455,000, and each Fund’s allocable share of such costs will be reflected in its net asset value at or before the close of trading on the business day immediately prior to the closing of the Reorganizations. The estimated allocation of the costs among the Funds is as follows: $470,000 (0.08%) for the Acquiring Fund, $760,000 (0.08%) for Premium Income, $535,000 (0.08%) for Investment Quality, $430,000 (0.08%)

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for Select Quality and $260,000 (0.09%) for Premier Income (all percentages are based on average net assets applicable to common shares for the twelve (12) months ended October 31, 2015). The allocation of the costs of the Reorganizations will be based on the relative expected benefits of the Reorganizations comprised of forecasted cost savings (excluding the costs of leverage) and improved secondary market trading, if any, to each Fund during the first year following the Reorganizations. The Reorganizations are expected to result in cost savings (excluding the costs of leverage) for shareholders of each Fund (as shareholders of the combined fund following the Reorganizations) and the potential for increased distributions over time for the common shareholders of each Fund in their capacity as common shareholders of the combined fund following the Reorganizations. Distribution increases, if any, would be realized following the recoupment of the expenses of the Reorganizations.

Audit Committee Report

The Audit Committee of each Fund’s Board is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements, of each Fund, (2) the quality and integrity of the Funds’ financial statements and (3) the independent registered public accounting firm’s qualifications, performance and independence. In its oversight capacity, the committee reviews each Fund’s annual financial statements with both management and the independent registered public accounting firm and the committee meets periodically with the independent registered public accounting firm and internal auditors to consider their evaluation of each Fund’s financial and internal controls. The Committee also selects, retains, evaluates and may replace each Fund’s independent registered public accounting firm. The Committee is currently composed of five Independent Board Members and operates under a written charter adopted and approved by each Board. Each Committee member meets the independence and experience requirements, as applicable, of the New York Stock Exchange, NYSE MKT, LLC, NASDAQ Stock Market, LLC, Section 10A of the Exchange Act and the rules and regulations of the SEC.

The Committee, in discharging its duties, has met with and held discussions with management and each Fund’s independent registered public accounting firm. The Committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that each Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The Committee has also discussed with the independent registered public accounting firm the matters required to be discussed under relevant auditing standards. Each Fund’s independent registered public accounting firm provided to the Committee the written disclosure required by Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committees Concerning Independence), and the Committee discussed with representatives of the independent registered public accounting firm their firm’s independence. As provided in the Audit Committee Charter, it is not the Committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the Committee’s review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the Committee, the Committee has recommended that the audited financial statements be included in each Fund’s Annual Report.

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As of January 1, 2016 the members of the Committee are:

Jack B. Evans

David J. Kundert

John K. Nelson

Carole E. Stone

Terence J. Toth

Appointment of the Independent Registered Public Accounting Firm

Each Fund’s Board has appointed KPMG LLP as independent registered public accounting firm to audit the books and records of each Fund for its current fiscal year. A representative of KPMG LLP will be present at the Annual Meeting to make a statement, if such representative so desires, and to respond to shareholders’ questions. KPMG LLP has informed each Fund that it has no direct or indirect material financial interests in the Funds, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

	Audit Fees		Audit Related Fees				Tax Fees				All Other Fees
	Fund(1)		Fund(2)		Adviser and Adviser Entities		Fund(3)		Adviser and Adviser Entities		Fund(4)		Adviser and Adviser Entities
	Fiscal Year Ended 2014	Fiscal Year Ended 2015	Fiscal Year Ended 2014	Fiscal Year Ended 2015	Fiscal Year Ended 2014	Fiscal Year Ended 2015	Fiscal Year Ended 2014	Fiscal Year Ended 2015	Fiscal Year Ended 2014	Fiscal Year Ended 2015	Fiscal Year Ended 2014	Fiscal Year Ended 2015	Fiscal Year Ended 2014	Fiscal Year Ended 2015
Acquiring Fund	$22,500	$22,500	$—	$—	$—	$—	$—	$—	$—	$—	$—	$651	$—	$—
Premium Income	22,500	22,500	—	—	—	—	—	—	—	—	—	1,530	—	—
Investment Quality	22,500	22,500	—	—	—	—	—	—	—	—	—	1,087	—	—
Select Quality	22,500	22,500	—	—	—	—	—	—	—	—	—	744	—	—
Premier Income	22,500	22,500	—	—	—	—	—	—	—	—	—	536	—	—

Non-Audit Fees. The following table provides the aggregate non-audit fees billed by each Fund’s independent registered accounting firm for services rendered to each Fund, the Adviser and the Adviser Entities during each Fund’s last two fiscal years. Less than 50% of the principal accountant’s engagement to audit the registrant’s financial statements for the most recent year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

	Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Adviser and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Adviser and Adviser Entities (All Other Engagements)		Total
	Fiscal Year Ended 2014	Fiscal Year Ended 2015	Fiscal Year Ended 2014	Fiscal Year Ended 2015	Fiscal Year Ended 2014	Fiscal Year Ended 2015	Fiscal Year Ended 2014	Fiscal Year Ended 2015
Acquiring Fund	$—	$651	$—	$—	$—	$—	$—	$651
Premium Income	—	1,530	—	—	—	—	—	1,530
Investment Quality	—	1,087	—	—	—	—	—	1,087
Select Quality	—	744	—	—	—	—	—	744
Premier Income	—	536	—	—	—	—	—	536

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve each Fund’s independent registered public accounting firm’s engagements (1) with the Fund

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for audit or non-audit services and (2) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for each Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (1) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (2) reported to the Audit Committee Chairman for his/her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (3) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

The Audit Committee has approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to each Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund). None of the services rendered by the independent registered public accounting firm to each Fund or the Adviser or Adviser Entities were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(C) or Rule 2-01(c)(7)(ii) of Regulation  S-X.

Section 16(a) Beneficial Interest Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the Exchange Act require Board Members and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of a Fund’s equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund’s shares with the SEC and the NYSE. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that its Board Members and officers, the Adviser and affiliated persons of the Adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year. To the knowledge of management of the Funds, no shareholder of a Fund owns more than 10% of a registered class of a Fund’s equity securities, except as provided above in the section entitled “Shareholders of the Acquiring Fund and the Target Funds.”

Shareholder Proposals

To be considered for presentation at the 2017 annual meeting of shareholders of the Funds, a shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act must have been received at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois 60606, not later than [•]. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) under the Exchange Act of a proposal submitted outside of the process of Rule 14a-8 must, pursuant to each Fund’s by-laws, submit such written notice to the respective Fund by the later of 45 days prior to the 2017 annual meeting or the tenth business day following the date the 2017 annual meeting is first publicly disclosed. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

The Acquiring Fund expects to hold its 2017 annual meeting of shareholders in [•] 2017. If all proposals are approved and the Reorganizations are consummated, the Target Funds will cease to exist and will not hold their 2017 annual meetings. If the Reorganizations are not approved or are not consummated, each Target Fund will hold its 2017 annual meeting of shareholders, expected to be held in [•] 2017.

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Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the Fund or Funds that you own. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the Independent Chairman and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Fiscal Year

The fiscal year end for each Fund is October 31.

Shareholder Report Delivery

Shareholder reports will be sent to shareholders of record of each Fund following each Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to a Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on [•], 2016:

The Joint Proxy Statement/Prospectus is available at http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/. For more information, shareholders may also contact the applicable Fund at the address and phone number set forth above.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

Other Information

Management of the Funds does not intend to present and does not have reason to believe that others will present any items of business at the Annual Meetings, except as described in this Joint Proxy Statement/Prospectus. However, if other matters are properly presented at the meetings for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of shareholders of each Fund entitled to be present and to vote at the Annual Meetings will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois 60606, for inspection by any shareholder of the Funds during regular business hours for ten days prior to the date of the Annual Meetings.

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In the absence of a quorum for a particular matter, business may proceed on any other matter or matters that may properly come before the Annual Meeting if there are present, in person or by proxy, a quorum of shareholders in respect of such other matters. The chairman of the meeting may, whether or not a quorum is present, propose one or more adjournments of the Annual Meeting on behalf of a Fund without further notice to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Fund present in person or by proxy and entitled to vote at the session of the Annual Meeting to be adjourned.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instruction of such customers and clients on how to vote their shares on the proposals. A broker-dealer firm that has not received instructions from a customer prior to the date specified in its request for voting instructions may not vote such customer’s shares on the proposals described in this Joint Proxy Statement/Prospectus. A signed proxy card or other authorization by a beneficial owner of shares of a Fund that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the proposal.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Kevin J. McCarthy

Vice President and Secretary

The Nuveen Funds

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APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [•] day of [•] 2016, by and among Nuveen Dividend Advantage Municipal Fund, a Massachusetts business trust (the “Acquiring Fund”), Nuveen Premium Income Municipal Fund, Inc., a Minnesota corporation (“Premium Income” or a “Target Fund”), Nuveen Investment Quality Municipal Fund, Inc., a Minnesota corporation (“Investment Quality” or a “Target Fund”), Nuveen Select Quality Municipal Fund, Inc., a Minnesota corporation (“Select Quality” or a “Target Fund”), and Nuveen Premier Municipal Income Fund, Inc., a Minnesota corporation (“Premier Income” or a “Target Fund” and, together with Select Quality, Premium Income and Premier Income, the “Target Funds”). The Acquiring Fund and each Target Fund may be referred to herein each as a “Fund” and collectively as the “Funds.”

For each Reorganization (as defined below), this Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization of each Target Fund into the Acquiring Fund will consist of (i) the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund in exchange solely for newly issued common shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (the “Acquiring Fund Common Shares”) and, with respect to Premium Income and Investment Quality, newly issued Variable Rate MuniFund Term Preferred Shares (“VMTP Shares”) of the Acquiring Fund, with a par value of $0.01 per share and liquidation preference of $100,000 per share (the “Acquiring Fund VMTP Shares”) and, with respect to each of Investment Quality, Select Quality and Premier Income, newly issued Variable Rate Demand Preferred Shares (“VRDP Shares”) of the Acquiring Fund, with a par value of $0.01 per share and liquidation preference of $100,000 per share (the “Acquiring Fund VRDP Shares” and, together with the Acquiring Fund VMTP Shares, the “Acquiring Fund Preferred Shares” and, collectively with the Acquiring Fund VMTP Shares and the Acquiring Fund Common Shares, the “Acquiring Fund Shares”), and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund; and (ii) the distribution of all of the Acquiring Fund Common Shares and Acquiring Fund VMTP Shares or Acquiring Fund VRDP Shares, as applicable, received by the Target Fund to the holders of common shares and VMTP Shares or VRDP Shares, respectively, of the Target Fund as part of the complete liquidation, dissolution and termination of the Target Fund as provided herein, all upon the terms and conditions set forth in this Agreement (each, a “Reorganization” and, together, the “Reorganizations”).

WHEREAS, each Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and each Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares; and

WHEREAS, the Board of Trustees of the Acquiring Fund (the “Acquiring Fund Board”) has determined that the Reorganizations are in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganizations, and the Board of Directors of each Target Fund (each, a “Target Fund Board”) has determined that the applicable Reorganization is in the best interests of such Target Fund and that the interests of the existing shareholders of such Target Fund will not be diluted as a result of the Reorganizations.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF EACH TARGET FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE LIABILITIES OF EACH TARGET FUND AND TERMINATION AND LIQUIDATION OF EACH TARGET FUND

1.1        THE EXCHANGE.    Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, each Target Fund agrees to transfer substantially all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In consideration therefor, the Acquiring Fund agrees (i) to issue and deliver to such Target Fund (A) the number of Acquiring Fund Common Shares computed in the manner set forth in Section 2.3, and (B) the same number of Acquiring Fund VMTP Shares or Acquiring Fund VRDP Shares, as applicable, as the number of VMTP Shares or VRDP Shares of such Target Fund outstanding immediately prior to the Closing (as defined in this Section 1.1) (less any VMTP Shares or VRDP Shares of such Target Fund with respect to which Dissenters’ Rights, as defined in Section 1.2, have been properly exercised) and having substantially identical terms as the VMTP Shares or substantially similar terms as the VRDP Shares of the Target Fund, as applicable, as of the Closing, and (ii) to assume substantially all of the liabilities of such Target Fund, if any, as set forth in Section 1.3. The Acquiring Fund Preferred Shares to be issued to each Target Fund will consist of a separate series, as set forth in Exhibit A hereto, and such series will (i) have equal priority with each other and with any other outstanding preferred shares of the Acquiring Fund as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund; and (ii) have, along with any other outstanding preferred shares of the Acquiring Fund, preference with respect to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund over the common shares of the Acquiring Fund. With respect to each Reorganization, the foregoing transactions will take place at the closing provided for in Section 3.1 (the “Closing”).

1.2        ASSETS TO BE TRANSFERRED.    Each Target Fund will transfer all of its assets to the Acquiring Fund, including, without limitation, cash, securities, commodities, interests in futures, dividends or interest receivables owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing, except that the Target Fund will retain assets sufficient to pay the preferred share dividends as set forth in Section 1.4, the dividend or dividends set forth in Section 8.5 and all liabilities (whether absolute, accrued, contingent or otherwise) as such Target Fund’s Board of Directors or its officers reasonably expect to exist against such Target Fund as a result of the exercise of dissenters’ rights under Minnesota law (“Dissenters’ Rights”).

Each Target Fund will, within a reasonable period of time before the Closing Date (as defined in Section 3.1), furnish the Acquiring Fund with a list of such Target Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, identify the securities, if any, on each Target Fund’s list referred to in the foregoing sentence that do not conform to the Acquiring Fund’s investment objective, policies or restrictions and will notify each Target Fund accordingly. Each Target Fund, if requested by the Acquiring Fund, will dispose of such non-conforming securities identified by the Acquiring Fund before the Closing Date. In addition, if it is determined that the portfolios of the Target Funds and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations applicable to the Acquiring Fund with respect to such investments, the Target Fund(s) holding such securities, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing; provided, however, that if more than one of the Target Funds hold such securities, the Acquiring Fund will apportion all such sales between the applicable Target Funds in a reasonable manner. Notwithstanding the foregoing, nothing herein will require any Target Fund to dispose of any investments or securities if, in the reasonable judgment of the applicable Target Fund Board or Nuveen Fund Advisors, LLC, the investment adviser to the Funds (the “Adviser”), such disposition would adversely affect the status of such Target Fund’s Reorganization as a “reorganization,” as such term is used in Section 368(a) of the Code, or would otherwise not be in the best interests of such Target Fund.

1.3        LIABILITIES TO BE ASSUMED.    Each Target Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date, except for the preferred share dividends set forth in Section 1.4 and the dividend(s) set forth in Section 8.5. Notwithstanding the foregoing, the liabilities not so discharged will be assumed by the Acquiring Fund, which assumed liabilities will include all of each Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing, and whether or not specifically referred to in this Agreement, provided that the Acquiring Fund will not assume any liabilities with respect to the preferred share dividends set forth in Section 1.4, the dividend or dividends set forth in Section 8.5, or any liabilities relating to the exercise of Dissenters’ Rights by holders of VMTP Shares of Premium Income or Investment Quality or VRDP Shares of Investment Quality, Select Quality or Premier Income.

1.4        DECLARATION OF PREFERRED SHARE DIVIDENDS.    Dividends will accumulate on the existing VMTP Shares or VRDP Shares of a Target Fund, as applicable, up to and including the day immediately preceding the Closing Date and then cease to accumulate, and dividends on the Acquiring Fund Preferred Shares will accumulate from and including the Closing Date. Prior to the Valuation Time (as defined in Section 2.1), each Target Fund will declare all accumulated but unpaid dividends on its VMTP Shares or VRDP Shares, as applicable, up to and including the day immediately preceding the Closing Date. With respect to the existing VMTP Shares of Premium Income or Investment Quality, such accumulated and unpaid dividends will be paid on the dividend payment date in respect of the first dividend period of the Acquiring Fund VMTP Shares for which such VMTP Shares of Premium Income or Investment Quality were exchanged to the holders thereof as of the day immediately preceding the Closing Date. With respect to the existing VRDP Shares of Select Quality, Premier Income and Investment Quality, such dividends will be paid on the Closing Date to holders thereof as of the day immediately preceding the Closing Date. Each Target Fund will retain assets in an amount sufficient to pay the dividends declared by it pursuant to this Section 1.4, and such assets will not be transferred to the Acquiring Fund on the Closing Date.

1.5        LIQUIDATION AND DISTRIBUTION.

(a)        As soon as practicable after the Closing, each Target Fund will distribute in complete liquidation of such Target Fund, (i) pro rata to its common shareholders of record (the “Target Fund Common Shareholders”), as of the time of such distribution, all of the Acquiring Fund Common Shares received by such Target Fund pursuant to Section 1.1 (together with any dividends declared with respect thereto to holders of record as of a time after the Valuation Time and payable prior to such distribution (“Interim Dividends”)) and (ii) to its preferred shareholders of record (“Target Fund Preferred Shareholders” and, together with Target Fund Common Shareholders, the “Target Fund Shareholders”), as of the time of such distribution, other than such holders of VMTP Shares of Premium Income or Investment Quality or VRDP Shares of Investment Quality, Select Quality or Premier Income who have properly exercised Dissenters’ Rights with respect to the applicable Target Fund’s Reorganization, one Acquiring Fund VMTP Share or Acquiring Fund VRDP Share, as applicable, received by such Target Fund in exchange for each VMTP Share or VRDP Share of the Target Fund held by such Target Fund Preferred Shareholder immediately prior to the Closing (together with any dividends declared and paid pursuant to Section 1.4). Such distributions will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of each Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of Target Fund Shareholders and representing, in the case of a Target Fund Common Shareholder, such shareholder’s pro rata share of the Acquiring Fund Common Shares received by such Target Fund and, in the case of a Target Fund Preferred Shareholder, the same number of Acquiring Fund VMTP Shares or Acquiring Fund VRDP Shares, as applicable, as the number of VMTP Shares or VRDP Shares of the Target Fund held by such Target Fund Preferred Shareholder immediately prior to the Closing, and by paying to Target Fund Common Shareholders any Interim Dividends on Target Fund common shares exchanged for Acquiring Fund Common Shares in the Reorganizations. All issued and outstanding common and preferred shares of each Target Fund, including, without limitation, any VMTP Shares of Premium Income or Investment Quality or VRDP Shares of Investment Quality, Select Quality or Premier Income with respect to which Dissenters’ Rights have been properly exercised, simultaneously will be canceled on the books of the Target Fund. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with such transfers, except for any global certificate or certificates required by a securities depository in connection with the establishment of book-entry ownership of the shares.

(b)        On or as soon after the Closing Date as is practicable, but in no event later than 12 months after the Closing Date, each Target Fund will thereupon proceed to dissolve and terminate as set forth in Section 1.8 below.

1.6        OWNERSHIP OF SHARES.    Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.7        TRANSFER TAXES.    Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of a Target Fund’s common shares or preferred shares on the books of such Target Fund as of that time will, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8        TERMINATION.    Each Target Fund will completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with Minnesota state law promptly following the Closing and the payment of all dividends and distributions pursuant to, as applicable, Section 1.4, Section 1.5 and Section 8.5.

1.9        REPORTING.    Any reporting responsibility of a Target Fund, including, without limitation, the responsibility for filing regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), the exchange on which such Target Fund’s common shares are listed or any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and will remain the responsibility of such Target Fund.

1.10        BOOKS AND RECORDS.    All books and records of each Target Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, will be available to the Acquiring Fund from and after the Closing Date and will be turned over to the Acquiring Fund as soon as practicable following the Closing.

ARTICLE II

VALUATION

2.1        VALUATION OF ASSETS.    The value of the net assets of each Target Fund will be the value of its assets, less its liabilities, computed as of the close of regular trading on the New York Stock Exchange on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures of the Nuveen closed-end funds adopted by the applicable Target Fund Board or such other valuation procedures as may be mutually agreed upon by the parties. For purposes of this Section 2.1, the value of each Target Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding preferred shares of such Target Fund.

2.2        VALUATION OF SHARES.    The net asset value per Acquiring Fund Common Share will be computed as of the Valuation Time, using the valuation procedures of the Nuveen closed-end funds adopted by the Acquiring Fund Board or such other valuation procedures as may be mutually agreed upon by the parties. For purposes of this Section 2.2, the value of the Acquiring Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding preferred shares of the Acquiring Fund.

2.3        COMMON SHARES TO BE ISSUED.    The number of Acquiring Fund Common Shares to be issued in exchange for a Target Fund’s assets transferred to the Acquiring Fund will be determined by dividing the value of such assets transferred to the Acquiring Fund (net of the liabilities of such Target Fund that are assumed by the Acquiring Fund), determined in accordance with Section 2.1, by the net asset value of an Acquiring Fund Common Share, determined in accordance with Section 2.2. The aggregate net asset value of Acquiring Fund Common Shares received by each Target Fund in a Reorganization will equal, as of the Valuation Time, the aggregate net asset value of the Target Fund’s common shares held by Target Fund Common Shareholders as of such time. In the event there are fractional Acquiring Fund Common Shares due Target Fund Common Shareholders after a Target Fund’s assets have been exchanged for Acquiring Fund Common Shares, the Acquiring Fund’s transfer agent will aggregate all such fractional common shares and sell the resulting whole on the exchange on which such shares are listed for the account of all such Target Fund Common Shareholders, and each such Target Fund Common Shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional common shares, the Acquiring Fund’s transfer agent will act directly on behalf of the Target Fund Common Shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to the Target Fund Common Shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

2.4        EFFECT OF SUSPENSION IN TRADING.    In the event that at the Valuation Time an accurate appraisal of the value of the net assets of the Acquiring Fund or a Target Fund is impracticable due to either (a) the closure of, or the imposition of a trading restriction on, the exchange on which shares of a Fund are listed or another exchange on which the portfolio securities of the Acquiring Fund or a Target Fund are purchased or sold; or (b) a disruption in trading or the reporting of trading on the exchange on which shares of a Fund are listed or elsewhere, the Closing Date will be postponed until at least the first business day after the day on which trading is fully resumed and/or reporting is restored or such later time as the parties may agree pursuant to Section 3.1.

2.5        COMPUTATIONS OF NET ASSETS.    All computations of net asset value in this Article II will be made by or under the direction of State Street Bank and Trust Company (“State Street”) in accordance with its regular practice as custodian of the Funds.

ARTICLE III

CLOSING AND CLOSING DATE

3.1        CLOSING DATE.    Each Closing will occur on May 9, 2016, or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing will be deemed to take place as of 7:59 a.m., Central time, on the Closing Date. Each Closing will be held as of 7:59 a.m., Central time, at the offices of Vedder Price P.C. in Chicago, Illinois, or at such other time and/or place as the parties may agree.

3.2        CUSTODIAN’S CERTIFICATE.    Each Target Fund will cause State Street, as custodian for such Target Fund, to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that the Target Fund’s portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date.

3.3        CERTIFICATES OF TRANSFER AGENT AND TENDER AND PAYING AGENT.

(a)        Each Target Fund will issue and deliver, or cause State Street, in its capacity as transfer agent with respect to common shares and, for each of Premium Income and Investment Quality, VMTP Shares, to issue and deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of all holders of common shares and, for each of Premium Income and Investment Quality, VMTP Shares of such Target Fund and the number and percentage ownership of outstanding common shares and, for each of Premium Income and Investment Quality, VMTP Shares owned by each such Target Fund Shareholder immediately prior to the Closing. Each of Investment Quality, Select Quality and Premier Income will issue and deliver, or cause The Bank of New York Mellon, in its capacity as tender and paying agent with respect to VRDP Shares, to issue and deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of all holders of VRDP Shares of such Target Fund and the number and percentage ownership of outstanding VRDP Shares owned by each such Target Fund Preferred Shareholder immediately prior to the Closing.

(b)        The Acquiring Fund will issue and deliver, or cause State Street, in its capacity as transfer agent with respect to common shares and VMTP Shares, and The Bank of New York Mellon, in its capacity as tender and paying agent with respect to VRDP Shares, to issue and deliver to the Secretary of each Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to such Target Fund or provide evidence satisfactory to each Target Fund that such Acquiring Fund Shares have been credited to each Target Fund’s account on the books of the Acquiring Fund.

3.4        DELIVERY OF ADDITIONAL ITEMS.    At the Closing, each party will deliver to the other parties such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other parties or their counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1        REPRESENTATIONS OF EACH TARGET FUND.    Each Target Fund represents and warrants solely on its own behalf with respect to its Reorganization as follows:

(a)        The Target Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota.

(b)        The Target Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)        The Target Fund is not, and the execution, delivery and performance of this Agreement (subject to shareholder approval and compliance with the other provisions hereof) will not result, in violation of any provision of the Target Fund’s Articles of Incorporation, By-Laws, Statement Establishing and Fixing the Rights and Preferences of Variable Rate MuniFund Term Preferred Shares (“Target Fund VMTP Statement”) or Statement Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares (“Target Fund VRDP Statement”), as applicable, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which it is bound.

(d)        Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Target Fund has no material contracts or other commitments that will be terminated with liability to it on or before the Closing Date.

(e)        No litigation, administrative proceeding or investigation of or before any court or governmental body currently is pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)        The financial statements of the Target Fund as of October 31, 2015, and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles in the United States of America and have been audited by independent auditors, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of October 31, 2015, and there are no known contingent liabilities of the Target Fund as of such date that are not disclosed in such statements.

(g)        Since the date of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), and there are no known contingent liabilities of the Target Fund that have arisen after such date. For the purposes of this subsection (g), a decline in the net asset value of the Target Fund will not constitute a material adverse change.

(h)        All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision will have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(i)        The authorized capital of the Target Fund consists of the shares set forth in Exhibit B hereto. All issued and outstanding shares of the Target Fund are duly and validly issued, fully paid and non-assessable by the Target Fund. All of the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent or tender and paying agent, as applicable, as provided in Section 3.3. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund and has no outstanding securities convertible into shares of the Target Fund.

(j)        At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power and authority to sell, assign, transfer and deliver such assets, and the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”), except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing.

(k)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund, including the determinations of the Target Fund Board required by Rule 17a-8(a) under the 1940 Act. Subject to approval by shareholders, this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)        The information to be furnished by the Target Fund for use in any “no-action” letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein will be accurate and complete in all material respects and will comply in all material respects with the requirements of the federal securities laws and other laws and regulations.

(m)        From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of shareholders and on the Closing Date, any written information furnished by the Target Fund with respect to the Target Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Target Fund’s Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(n)        For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the taxable year ending on the Closing Date), as a “regulated investment company” under the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared a distribution with respect to all of its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (after reduction for any available capital loss carryforward) (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date; and (iii) has been, and will be (in the case of the taxable year ending on the Closing Date), treated as a separate corporation for federal income tax purposes.

4.2        REPRESENTATIONS OF THE ACQUIRING FUND.    The Acquiring Fund represents and warrants as follows:

(a)        The Acquiring Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)        The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)        The Acquiring Fund is not, and the execution, delivery and performance of this Agreement (subject to shareholder approval and compliance with the other provisions hereof) will not result, in violation of the Acquiring Fund’s Declaration of Trust, By-Laws, Statement Establishing and Fixing the Rights and Preferences of Variable Rate MuniFund Term Preferred Shares (“Acquiring Fund VMTP Statement”) or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(d)        No litigation, administrative proceeding or investigation of or before any court or governmental body currently is pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(e)        The financial statements of the Acquiring Fund as of October 31, 2015, and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles in the United States of America and have been audited by independent auditors, and such statements (copies of which have been furnished to each Target Fund) fairly reflect the financial condition of the Acquiring Fund as of October 31, 2015, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

(f)        Since the date of the financial statements referred to in subsection (e) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), and there are no known contingent liabilities of the Acquiring Fund that have arisen after such date. For the purposes of this subsection (f), a decline in the net asset value of the Acquiring Fund will not constitute a material adverse change.

(g)        All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision will have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(h)        The authorized capital of the Acquiring Fund consists of an unlimited number of common and preferred shares of beneficial interest, par value $0.01 per share. All of the issued and outstanding shares of the Acquiring Fund are duly and validly issued, fully paid and non-assessable by the Acquiring Fund (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Acquiring Fund and has no outstanding securities convertible into shares of the Acquiring Fund.

(i)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, including the determinations of the Acquiring Fund Board required pursuant to Rule 17a-8(a) under the 1940 Act. Subject to approval by shareholders, this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(j)        The Acquiring Fund Shares to be issued and delivered to each Target Fund for the account of Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing, have been duly authorized. When so issued and delivered, such Acquiring Fund Shares will be duly and validly issued shares of the Acquiring Fund and will be fully paid and non-assessable by the Acquiring Fund (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund).

(k)        The information to be furnished by the Acquiring Fund for use in any “no-action” letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein will be accurate and complete in all material respects and will comply in all material respects with the requirements of the federal securities laws and other laws and regulations.

(l)        From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of shareholders and on the Closing Date, any written information furnished by the Acquiring Fund with respect to the Acquiring Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganizations, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(m)        For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund (i) has elected to qualify, has qualified or will qualify (in the case of the year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code; (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date; and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes.

(n)        The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF THE FUNDS

5.1        OPERATION IN ORDINARY COURSE.    Subject to Sections 1.2, 1.4 and 8.5, the Acquiring Fund and each Target Fund will operate their respective business in the ordinary course from the date of this Agreement through the Closing, it being understood that such ordinary course of business will include customary dividends and distributions and any other distributions necessary or desirable to avoid federal income or excise taxes.

5.2        APPROVAL OF SHAREHOLDERS.    The Acquiring Fund and each Target Fund will call meetings of their respective shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3        INVESTMENT REPRESENTATION.    Each Target Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution other than in connection with such Target Fund’s Reorganization and in accordance with the terms of this Agreement.

5.4        ADDITIONAL INFORMATION.    Each Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares. Each Target Fund will notify the Acquiring Fund promptly upon the exercise of any Dissenters’ Rights.

5.5        FURTHER ACTION.    Subject to the provisions of this Agreement, each Fund will take or cause to be taken all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing.

5.6        STATEMENT OF EARNINGS AND PROFITS.    As promptly as practicable, but in any case within 60 days after the Closing Date, each Target Fund will furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which will be certified by such Target Fund’s Controller, a statement of the earnings and profits of the Target Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code.

5.7        PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS.    The Funds will prepare and file with the Commission one or more registration statements on Form N-14 relating to the Acquiring Fund Common Shares to be issued to Target Fund Common Shareholders and related matters (the “Registration Statement”), one or more proxy statements relating to the Acquiring Fund VMTP Shares to be issued to the Target Fund Preferred Shareholders of Premium Income and Investment Quality and related matters (the “VMTP Proxy Statement” or a “Proxy Statement”) and one or more proxy statements relating to the Acquiring Fund VRDP Shares to be issued to the Target Fund Preferred Shareholders of Investment Quality, Select Quality and Premier Income and related matters (the “VRDP Proxy Statement” or a “Proxy Statement”). Each Registration Statement will include a proxy statement of the Funds and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement, as applicable (the “Joint Proxy Statement/Prospectus”). Each Registration Statement and Proxy Statement will be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the other parties with the materials and information necessary to prepare the proxy statements and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meetings of the Funds’ shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8        TAX STATUS OF REORGANIZATIONS.    The intention of the parties is that each Reorganization will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. None of the Target Funds or the Acquiring Fund will take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or that results in the failure of the transactions to qualify as “reorganizations” within the meaning of Section 368(a) of the Code. At or prior to the Closing, the parties to this Agreement will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinions contemplated in Section 8.8.

ARTICLE VI

CONDITION PRECEDENT TO OBLIGATIONS OF EACH TARGET FUND

The obligations of each Target Fund to consummate the transactions provided for herein will be subject to the fulfillment or waiver of the following condition:

6.1        All representations, covenants and warranties of the Acquiring Fund contained in this Agreement will be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Acquiring Fund will have delivered to each Target Fund a certificate executed in the Acquiring Fund’s name by the Acquiring Fund’s (i) Chief Administrative Officer or Vice President and (ii) Controller, in form and substance satisfactory to each Target Fund and dated as of the Closing Date, to such effect and as to such other matters as each Target Fund may reasonably request.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein will be subject to the fulfillment or waiver of the following conditions:

7.1        All representations, covenants and warranties of each Target Fund contained in this Agreement will be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. Each Target Fund will have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Target Fund’s name by the Target Fund’s (i) Chief Administrative Officer or Vice President and (ii) Controller, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund may reasonably request.

7.2        Each Target Fund will have delivered to the Acquiring Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Controller of the Target Fund.

7.3        Prior to the Valuation Time, each Target Fund will have declared the dividends and/or distributions contemplated by Section 1.4 and Section 8.5.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of each Target Fund and the Acquiring Fund hereunder will also be subject to the fulfillment or waiver of the following conditions:

8.1        This Agreement and the transactions contemplated herein will have been approved by the requisite vote of the holders of the outstanding common and preferred shares of each Target Fund in accordance with applicable law and the provisions of each Target Fund’s Articles of Incorporation, By-Laws and Target Fund VMTP Statement or Target Fund VRDP Statement, as applicable. In addition, this Agreement, the issuance of Acquiring Fund Shares and the transactions contemplated herein, will have been approved by the requisite votes of the holders of the outstanding common and preferred shares of the Acquiring Fund in accordance with applicable law, the requirements of any applicable national securities exchange(s) and the provisions of the Acquiring Fund’s Declaration of Trust, By-Laws and Acquiring Fund VMTP Statement.

8.2        As of the Closing, the Commission will not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding will be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3        All consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein will have been obtained or made. All notices to, or consents or waivers from, other persons, including without limitation holders of preferred shares or liquidity providers with respect to preferred shares, or other actions necessary to permit consummation of the transactions contemplated herein will have been obtained or made.

8.4        The Registration Statement will have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof will have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose will have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5        Each Target Fund will have declared, prior to the Valuation Time, a dividend or dividends that, together with all previous such dividends, will have the effect of distributing to its shareholders at least all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforward).

8.6        The Target Funds will have received an opinion from Vedder Price P.C. dated as of the Closing Date substantially to the effect that:

(a)        The Acquiring Fund has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust to carry on its business as currently conducted as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act.

(b)        The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c)        Assuming that the Acquiring Fund Shares will be issued in accordance with the terms of this Agreement, the Acquiring Fund Shares to be issued and delivered to each Target Fund on behalf of its Target Fund Shareholders as provided by this Agreement are duly authorized and, upon such delivery, will be validly issued and fully paid and non-assessable by the Acquiring Fund, except that, as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act, shareholders of the Acquiring Fund may, under certain circumstances, be held personally liable for its obligations under Massachusetts law, and no shareholder of the Acquiring Fund has, as such holder, any preemptive rights to acquire, purchase or subscribe for any securities of the Acquiring Fund under the Acquiring Fund’s Declaration of Trust, By-Laws or Massachusetts law.

(d)        The Registration Statement is effective and, to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued.

(e)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Acquiring Fund of the transactions contemplated herein, except as have been obtained.

(f)        The execution and delivery of this Agreement by the Acquiring Fund did not, and the consummation by the Acquiring Fund of the transactions contemplated herein will not, violate the Acquiring Fund’s Declaration of Trust, By-Laws or Acquiring Fund VMTP Statement (assuming the requisite approval of the Fund’s shareholders has been obtained in accordance with its Declaration of Trust, By-Laws and Acquiring Fund VMTP Statement).

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinions of Morgan, Lewis & Bockius LLP.

8.7        The Acquiring Fund will have received an opinion from Vedder Price P.C. dated as of the Closing Date substantially to the effect that:

(a)        Each Target Fund has been duly incorporated and is validly existing and in good standing under the laws of the State of Minnesota and, to such counsel’s knowledge, has the power to carry on its business as currently conducted as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act.

(b)        Each Target Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Minnesota is required for consummation by the Target Funds of the transactions contemplated herein, except as have been obtained.

(d)        With respect to each Target Fund, the execution and delivery of this Agreement by the Target Fund did not, and the consummation by the Target Fund of the transactions contemplated herein will not, violate the Target Fund’s Articles of Incorporation, By-Laws or Target Fund VMTP Statement or Target Fund VRDP Statement, as applicable (assuming the requisite approval of the Fund’s shareholders has been obtained in accordance with its Articles of Incorporation, By-Laws and Target Fund VMTP Statement or Target Fund VRDP Statement, as applicable).

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the State of Minnesota, Vedder Price P.C. may rely on the opinions of Dorsey & Whitney LLP.

8.8        With respect to each Reorganization, the Funds participating in such Reorganization will have received an opinion of Vedder Price P.C. dated as of the Closing Date and addressed to the Acquiring Fund and the Target Fund substantially to the effect that for federal income tax purposes:

(a)        The transfer by the Target Fund of substantially all its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund, immediately followed by the distribution of all the Acquiring Fund Shares so received by the Target Fund to the Target Fund’s shareholders of record in complete liquidation of the Target Fund and the dissolution of the Target Fund as soon as practicable thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)        No gain or loss will be recognized by the Acquiring Fund upon the receipt of substantially all the Target Fund’s assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund.

(c)        No gain or loss will be recognized by the Target Fund upon the transfer of substantially all its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund Shares to the Target Fund’s shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

(d)        No gain or loss will be recognized by the Target Fund’s shareholders upon the exchange, pursuant to the Reorganization, of all their shares of the Target Fund solely for Acquiring Fund Shares, except to the extent the Target Fund’s common shareholders receive cash in lieu of a fractional Acquiring Fund Common Share.

(e)        The aggregate basis of the Acquiring Fund Shares received by each Target Fund shareholder pursuant to the Reorganization (including any fractional Acquiring Fund Common Share to which a Target Fund shareholder would be entitled) will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder.

(f)        The holding period of the Acquiring Fund Shares received by each Target Fund shareholder in the Reorganization (including any fractional Acquiring Fund Common Share to which a Target Fund shareholder would be entitled) will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the effective time of the Reorganization.

(g)        The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.

(h)        The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which those assets were held by the Target Fund.

No opinion will be expressed as to (1) the federal income tax consequences of payments, if any, to holders of VMTP Shares of Premium Income or Investment Quality or VRDP Shares of Investment

Quality, Select Quality or Premier Income who elect Dissenters’ Rights, (2) the effect of the Reorganizations on a Target Fund, the Acquiring Fund or any Target Fund Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (3) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinions will be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request of the Funds, and each Target Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor any Target Fund may waive the conditions set forth in this Section 8.8. Insofar as the opinions expressed above relate to or are dependent upon the classification of the Acquiring Fund Preferred Shares as equity securities for U.S. federal income tax purposes, Vedder Price P.C. may rely on the opinion delivered to the Acquiring Fund by Stradley Ronon Stevens & Young, LLP with respect to such issue for the Acquiring Fund VMTP Shares and on the opinion delivered to the Acquiring Fund by Sidley Austin LLP with respect to such issue for the Acquiring Fund VRDP Shares.

ARTICLE IX

EXPENSES

9.1        The expenses incurred in connection with the Reorganizations (whether or not the Reorganizations are consummated) will be allocated among the Funds pro rata based on the projected relative benefits to each Fund during the first year following the Reorganizations, and each Fund will have accrued such expenses as liabilities at or before the Valuation Time. Reorganization expenses include, without limitation, (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transactions; and (g) other related administrative or operational costs.

9.2        Each party represents and warrants to the other parties that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with structuring the transactions provided for herein.

9.3        Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of a Target Fund or the Acquiring Fund, as the case may be, as a RIC under the Code.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1        The parties agree that no party has made to any other party any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between and among the parties.

10.2        The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement will not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1        This Agreement may be terminated by the mutual agreement of the parties, and such termination may be effected by each Fund’s Chief Administrative Officer or any Vice President without further action by a Target Fund Board or the Acquiring Fund Board. In addition, this Agreement may be terminated at or before the Closing due to:

(a)        a breach by the non-terminating party of any representation or warranty, or agreement to be performed at or before the Closing, if not cured within 30 days of the breach and prior to the Closing;

(b)        a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c)        a determination by a Target Fund Board or the Acquiring Fund Board that the consummation of the transactions contemplated herein is not in the best interests of its respective Fund involved in the Reorganization(s).

11.2        In the event of any such termination, in the absence of willful default, there will be no liability for damages on the part of the Acquiring Fund or a Target Fund.

ARTICLE XII

AMENDMENTS

12.1        This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of each Fund as specifically authorized by each Fund’s Board of Trustees or Board of Directors, as applicable; provided, however, that following the meeting of the shareholders of the Funds called by each Fund pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1        The article and section headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

13.2        This Agreement may be executed in any number of counterparts, each of which may be deemed an original.

13.3        This Agreement will be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4        This Agreement will bind and inure to the benefit of the parties hereto and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder may be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or may be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5        With respect to the Acquiring Fund, it is expressly agreed that the obligations of the Acquiring Fund hereunder will not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of such Fund personally, but will bind only the property of the Fund, as provided in such Fund’s Declaration of Trust, which is on file with the Secretary of the Commonwealth of Massachusetts. The execution and delivery of this Agreement have been authorized by the Acquiring Fund’s Board of Trustees, and this Agreement has been signed by authorized officers of the Acquiring Fund acting as such. Neither the authorization by such trustees nor the execution and delivery by such officers will be deemed to have been made by any of them individually or to impose any liability on any of them personally, but will bind only the property of the Acquiring Fund, as provided in such Fund’s Declaration of Trust.

13.6        It is understood and agreed that the use of a single agreement is for administrative convenience only and that this Agreement constitutes a separate agreement between each Target Fund and the Acquiring Fund as if each party had executed a separate document. No Fund will have any liability for the obligations of any other Fund, and the liabilities of each Fund will be several and not joint.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:

NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:

NUVEEN INVESTMENT QUALITY MUNICIPAL FUND, INC.

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:

NUVEEN SELECT QUALITY MUNICIPAL FUND, INC.

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:

NUVEEN PREMIER MUNICIPAL INCOME FUND, INC.

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:

EXHIBIT A

Target Fund	Target Fund Preferred Shares Outstanding	Acquiring Fund Preferred Shares to be Issued in the Reorganizations
Premium Income	VMTP Shares, Series 2018 $100,000 liquidation preference per share Term Redemption Date: December 1, 2018	VMTP Shares, Series 2018 $100,000 liquidation preference per share Term Redemption Date: December 1, 2018

Investment Quality	VMTP Shares, Series 2017 $100,000 liquidation preference per share Term Redemption Date: May 1, 2017	VMTP Shares, Series 2017 $100,000 liquidation preference per share Term Redemption Date: May 1, 2017

	VRDP Shares, Series 1 $100,000 liquidation preference per share Final Mandatory Redemption Date: May 1, 2041	VRDP Shares, Series 1 $100,000 liquidation preference per share Final Mandatory Redemption Date: May 1, 2041

Select Quality	VRDP Shares, Series 1 $100,000 liquidation preference per share Final Mandatory Redemption Date: May 1, 2041	VRDP Shares, Series 2 $100,000 liquidation preference per share Final Mandatory Redemption Date: May 1, 2041

Premier Income	VRDP Shares, Series 1 $100,000 liquidation preference per share Final Mandatory Redemption Date: May 1, 2041	VRDP Shares, Series 3 $100,000 liquidation preference per share Final Mandatory Redemption Date: May 1, 2041

EXHIBIT B

CAPITALIZATION OF TARGET FUNDS

Target Fund	Authorized Common Shares	Authorized Preferred Shares
Premium Income	200,000,000	1,000,000

Investment Quality	200,000,000	1,000,000

Select Quality	200,000,000	1,000,000

Premier Income	200,000,000	1,000,000

APPENDIX B

NUVEEN FUND BOARD

AUDIT COMMITTEE CHARTER

I. Organization and Membership

There shall be a committee of each Board of Directors/Trustees (the “Board”) of the Nuveen Management Investment Companies (the “Funds” or, individually, a “Fund”) to be known as the Audit Committee. The Audit Committee shall be comprised of at least three Directors/Trustees. Audit Committee members shall be independent of the Funds and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. In particular, each member must meet the independence and experience requirements applicable to the Funds of the exchanges on which shares of the Funds are listed, Section 10A of the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”). Each such member of the Audit Committee shall have a basic understanding of finance and accounting, be able to read and understand fundamental financial statements, and be financially literate, and at least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/Trustees, exercising their business judgment (this person may also serve as the Audit Committee’s “financial expert” as defined by the Commission). The Board shall appoint the members and the Chairman of the Audit Committee, on the recommendation of the Nominating and Governance Committee. The Audit Committee shall meet periodically but in any event no less frequently than on a semi-annual basis. Except for the Funds, Audit Committee members shall not serve simultaneously on the audit committees of more than two other public companies.

II. Statement of Policy, Purpose and Processes

The Audit Committee shall assist the Board in oversight and monitoring of

(1)	The accounting and reporting policies, processes and practices, and the audits of the financial statements, of the Funds;

(2)	The quality and integrity of the financial statements of the Funds;

(3)	The Funds’ compliance with legal and regulatory requirements,

(4)	The independent auditors’ qualifications, performance and independence; and

(5)	Oversight of the Pricing Procedures of the Funds and the Valuation Group.

In exercising this oversight, the Audit Committee can request other committees of the Board to assume responsibility for some of the monitoring as long as the other committees are composed exclusively of independent directors.

In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors/Trustees, the independent auditors, the internal auditors and the management of the Funds. The Audit Committee shall meet periodically with Fund management, the Funds’ internal auditor, and the Funds’ independent auditors, in separate executive sessions. The Audit Committee shall prepare reports of the Audit Committee as required by the Commission to be included in the Fund’s annual proxy statements or otherwise.

The Audit Committee shall have the authority and resources in its discretion to retain special legal, accounting or other consultants to advise the Audit Committee and to otherwise discharge its responsibilities, including appropriate funding as determined by the Audit Committee for compensation to independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund, compensation to advisers employed by the Audit Committee, and ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties, as determined in its discretion. The Audit Committee may request any officer or employee of Nuveen Investments, Inc. (or its affiliates) (collectively, “Nuveen”) or the Funds’ independent auditors or outside counsel to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Funds’ independent auditors and internal auditors shall have unrestricted accessibility at any time to Committee members.

Responsibilities

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting, disclosure and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls over financial reporting. Each independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Audit Committee. The independent auditors are ultimately accountable to the Board and the Audit Committee. It is the ultimate responsibility of the Audit Committee to select, appoint, retain, evaluate, oversee and replace any independent auditors and to determine their compensation, subject to ratification of the Board, if required. These Audit Committee responsibilities may not be delegated to any other Committee or the Board.

The Audit Committee is responsible for the following:

With respect to Fund financial statements:

1.	Reviewing and discussing the annual audited financial statements and semi-annual financial statements with Fund management and the independent auditors including significant issues regarding accounting and auditing principles and practices, and the Funds’ disclosures in its periodic reports under “Management’s Discussion and Analysis.”

2.	Requiring the independent auditors to deliver to the Chairman of the Audit Committee a timely report on any issues relating to the significant accounting policies, management judgments and significant accounting estimates and related significant assumptions, or other matters that would need to be communicated under PCAOB Auditing Standard No. 16, Communications with Audit Committees., that arise during the auditors’ review of the Funds’ financial statements, which information the Chairman shall further communicate to the other members of the Audit Committee, as deemed necessary or appropriate in the Chairman’s judgment.

3.	Discussing with management, as applicable, the Funds’ press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Audit Committee shall be authorized to have these discussions with management on behalf of the Audit Committee.

4.	Discussing with management and the independent auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds’ financial statements, including any significant changes in the Funds’ selection or application of accounting principles and any major issues as to the adequacy of the Funds’ internal controls over financial reporting and any special audit steps adopted in light of significant control deficiencies; and (b) analyses prepared by Fund management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

5.	Discussing with management and the independent auditors the effect of new or proposed regulatory and accounting standards on the Funds’ financial statements.

6.	Reviewing and discussing reports, both written and oral, from the independent auditors and/or Fund management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

7.	Discussing with Fund management the Funds’ major financial risk exposures, including the risk of fraud or error, and the steps management has taken to monitor and control these exposures, including the Funds’ risk assessment and risk management policies and guidelines and anti-fraud programs and controls. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

8.	Reviewing disclosures made to the Audit Committee by the Funds’ principal executive officer and principal financial officer during their certification process for the Funds’ periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds’ internal controls. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to deficiencies in internal controls, material weaknesses, or any fraud associated with internal controls.

With respect to the independent auditors:

1.	Selecting, appointing, retaining or replacing the independent auditors, subject, if applicable, only to Board and shareholder ratification; and compensating, evaluating and overseeing the work of the independent auditor (including the resolution of disagreements between Fund management and the independent auditor regarding financial reporting).

2.	Meeting with the independent auditors and Fund management to review the scope, fees, audit plans and staffing for the audit, for the current year. At the conclusion of the audit, reviewing the audit results, including any and all communications required by the current auditing standards.

3.	Pre-approving all audit services and permitted non-audit services based on PCAOB Rule 3524 and Rule 3525, as applicable, and the terms thereof, to be performed for the Funds by their independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A of the Exchange Act that the Audit Committee approves prior to the completion of the audit, in accordance with any policies or procedures relating thereto as adopted by the Board or the Audit Committee. The Chairman of the Audit Committee shall be authorized to give pre-approvals of such non-audit services on behalf of the Audit Committee.

4.	Obtaining and reviewing a report or reports from the independent auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Funds consistent with PCAOB Ethics and Independence Rules) regarding (a) the independent auditor’s internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, peer review or PCAOB review or inspection, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Funds and their affiliates, in order to assist the Audit Committee in assessing the auditor’s independence. After reviewing the foregoing report[s] and the independent auditor’s work throughout the year, the Audit Committee shall be responsible for evaluating the qualifications, performance and independence of the independent auditor and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of Fund management and the internal auditors, and discussing such reports with the independent auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

5.	Reviewing any reports from the independent auditors mandated by Section 10A(b) of the Exchange Act regarding any illegal act detected by the independent auditor (whether or not perceived to have a material effect on the Funds’ financial statements) and obtaining from the independent auditors any information about illegal acts in accordance with Section 10A(b).

6.	Ensuring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

7.	Establishing and recommending to the Board for ratification policies for the Funds’, Fund management or the Fund adviser’s hiring of employees or former employees of the independent auditor who participated in the audits of the Funds.

8.	Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor.

With respect to any internal auditor:

1.	Reviewing the proposed programs of the internal auditor for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any internal auditors performing services relating to the Funds or to approve any termination or replacement of the Manager of Internal Audit.

2.	Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

With respect to pricing and valuation oversight:

1.	The Board has responsibilities regarding the pricing of a Fund’s securities under the 1940 Act. The Board has delegated this responsibility to the Committee to address and oversee valuation issues, subject to the Board’s general supervision of such actions. The Committee is primarily responsible for the oversight of the Pricing Procedures and actions taken by the internal Valuation Group (“Valuation Matters”). The Valuation Group will report on Valuation Matters to the Committee and/or the Board of Directors/Trustees, as appropriate.

2.	Performing all duties assigned to it under the Funds’ Pricing Procedures, as such may be amended from time to time.

3.	Periodically reviewing and making recommendations regarding modifications to the Pricing Procedures as well as consider recommendations by the Valuation Group regarding the Pricing Procedures.

4.	Reviewing any issues relating to the valuation of a Fund’s securities brought to the Committee’s attention, including suspensions in pricing, pricing irregularities, price overrides, self-pricing, NAV errors and corrections thereto, and other pricing matters. In this regard, the Committee should consider the risks to the Funds in assessing the possible resolutions of these Valuation Matters.

5.	Evaluating, as it deems necessary or appropriate, the performance of any pricing agent and recommend changes thereto to the full Board.

6.	Reviewing any reports or comments from examinations by regulatory authorities relating to Valuation Matters of the Funds and consider management’s responses to any such comments and, to the extent the Committee deems necessary or appropriate, propose to management and/or the full Board the modification of the Fund’s policies and procedures relating to such matters. The Committee, if deemed necessary or desirable, may also meet with regulators.

7.	Meeting with members of management of the Funds, outside counsel, or others in fulfilling its duties hereunder, including assessing the continued appropriateness and adequacy of the Pricing Procedures, eliciting any recommendations for improvements of such procedures or other Valuation Matters, and assessing the possible resolutions of issues regarding Valuation Matters brought to its attention.

8.	Performing any special review, investigations or oversight responsibilities relating to Valuation as requested by the Board of Directors/Trustees.

9.	Investigating or initiating an investigation of reports of improprieties or suspected improprieties in connection with the Fund’s policies and procedures relating to Valuation Matters not otherwise assigned to another Board committee.

Other responsibilities:

1.	Reviewing with counsel to the Funds, counsel to Nuveen, the Fund adviser’s counsel and independent counsel to the Board legal matters that may have a material impact on the Fund’s financial statements or compliance policies.

2.	Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

3.	Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and eliciting any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.

4.	Reviewing the reports of examinations by regulatory authorities as they relate to financial statement matters.

5.	Discussing with management and the independent auditor any correspondence with regulators or governmental agencies that raise material issues regarding the Funds’ financial statements or accounting policies.

6.	Obtaining reports from management with respect to the Funds’ policies and procedures regarding compliance with applicable laws and regulations.

7.	Reporting regularly to the Board on the results of the activities of the Audit Committee, including any issues that arise with respect to the quality or integrity of the Funds’ financial statements, the Funds’ compliance with legal or regulatory requirements, the performance and independence of the Funds’ independent auditors, or the performance of the internal audit function.

8.	Performing any special reviews, investigations or oversight responsibilities requested by the Board.

9.	Reviewing and reassessing annually the adequacy of this charter and recommending to the Board approval of any proposed changes deemed necessary or advisable by the Audit Committee.

10.	Undertaking an annual review of the performance of the Audit Committee.

11.	Establishing procedures for the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by employees of Fund management, the investment adviser, administrator, principal underwriter, or any other provider of accounting related services for the Funds, as well as employees of the Funds.

12.	Resolving any disagreements between Fund management and the independent auditors regarding financial reporting.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds’ financial statements are complete and accurate and are in accordance with generally accepted accounting principles. It is the responsibility of management to prepare the Funds’ financial statements in accordance with generally accepted accounting principles and it is the independent auditor’s responsibility to audit the Funds’ financial statements. Nor is it the duty of the Audit Committee to conduct investigations or to ensure compliance with laws and regulations.

APPENDIX C

FINANCIAL HIGHLIGHTS

Information contained in the tables below under the headings “Per Share Operating Performance” and “Ratios/Supplemental Data” shows the operating performance for the ten most recent fiscal years.

Acquring Fund

The following Financial Highlights table is intended to help a prospective investor understand the Acquiring Fund’s financial performance for the periods shown. Certain information of the Acquiring Fund reflects financial results for a single Common share or preferred share of the Fund. The total returns in the table represent the rate an investor would have earned or lost on an investment in common shares of the Acquiring Fund (assuming reinvestment of all dividends). The Acquiring Fund’s annual financial statements as of and for the fiscal years ended October 31, 2015 and 2014, including the financial highlights for the fiscal years then ended, have been audited by KPMG LLP, independent registered public accounting firm. KPMG’s report, along with the Acquring Fund’s financial statements, is included in the Fund’s Annual Report. KPMG has not reviewed or examined any records, transactions or events after the date of such report. The information with respect to the fiscal years ended prior to October 31, 2014 has been audited by Ernst & Young LLP, an independent registered public accounting firm. A copy of the Annual Report may be obtained from www.sec.gov or by visiting www.nuveen.com.

	Year Ended October 31
Per Share Operating Performance	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Beginning Common Share Net Asset Value (“NAV”)	$15.64	$14.42	$16.05	$14.39	$14.68	$13.89	$11.77	$14.90	$15.54	$15.28
Investment Operations:
Net Investment Income (Loss)	0.84	0.87	0.81	0.86	0.92	1.00	1.07	1.05	1.04	1.04
Net Realized/ Unrealized Gain (Loss)	(0.17)	1.25	(1.56)	1.76	(0.29)	0.72	1.93	(3.14)	(0.60)	0.32
Distributions from Net Investment Income to Auction Rate Preferred Shares (“ARPS”) Shareholders(a)	0.00	0.00	0.00	0.00	(0.01)	(0.02)	(0.05)	(0.27)	(0.27)	(0.24)
Distributions from Accumulated Net Realized Gains to ARPS Shareholders(a)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	0.67	2.12	(0.75)	2.62	0.62	1.70	2.95	(2.36)	0.17	1.12

Less Distributions to Common Shareholders:
From Net Investment Income	(0.87)	(0.90)	(0.88)	(0.92)	(0.91)	(0.91)	(0.83)	(0.77)	(0.81)	(0.86)
From Accumulated Net Realized Gains	0.00	0.00	0.00	(0.04)	0.00	0.00	0.00	0.00	0.00	0.00

Total	(0.87)	(0.90)	(0.88)	(0.96)	(0.91)	(0.91)	(0.83)	(0.77)	(0.81)	(0.86)

Common Share:
Ending NAV	$15.44	$15.64	$14.42	$16.05	$14.39	$14.68	$13.89	$11.77	$14.90	$15.54

Ending Share Price	$14.05	$14.16	$12.92	$15.76	$13.70	$14.40	$12.89	$10.72	$13.63	$15.30

Common Share Total Returns:
Based on NAV(b)	4.43%	15.19%	(4.87)%	18.67%	4.76%	12.60%	25.78%	(16.42)%	1.10%	7.59%
Based on Share Price(b)	5.57%	17.10%	(12.81)%	22.59%	1.93%	19.17%	28.86%	(16.46)%	(5.96)%	11.19%
Common Share Supplemental Data/Ratios Applicable to Common Shares
Ending Net Assets (000)	$606,607	$614,452	$566,487	$630,515	$565,364	$576,895	$545,534	$462,554	$585,496	$610,316
Ratios to Average Net Assets Before Reimbursement(c)
Expenses(e)	1.41%	1.73%	1.99%	2.04%	2.02%	1.61%	1.26%	1.36%	1.24%	1.12%
Net Investment Income (Loss)	5.41%	5.82%	5.21%	5.55%	6.77%	6.99%	8.38%	7.33%	6.60%	6.54%
Ratios to Average Net Assets After Reimbursement(c)(d)
Expenses(e)	N/A	N/A	N/A	N/A	N/A	1.61%	1.21%	1.22%	1.03%	0.85%
Net Investment Income (Loss)	N/A	N/A	N/A	N/A	N/A	6.99%	8.43%	7.46%	6.81%	6.81%
Portfolio Turnover Rate(f)	15%	9%	11%	12%	15%	8%	9%	11%	11%	8%

	Year Ended October 31
Per Share Operating Performance	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
ARPS at the End of Period:
Aggregate Amount Outstanding (000)	$—	$—	$—	$—	$—	$120,075	$261,800	$266,800	$295,000	$295,000
Asset Coverage Per $25,000 Share	$—	$—	$—	$—	$—	$79,553	$77,095	$68,343	$74,618	$76,722
MuniFund Term Preferred (MTP) Shares at the End of Period(g):
Aggregate Amount Outstanding (000)	$—	$—	$144,300	$144,300	$144,300	$144,300	$—	$—	$—	$—
Asset Coverage Per $10 Share	$—	$—	$31.40	$33.82	$31.36	$31.82	$—	$—	$—	$—
Variable Rate MuniFund Term Preferred (VMTP) Shares at End of Period:
Aggregate Amount Outstanding (000)	$265,000	$265,000	$120,400	$120,400	$120,400	$—	$—	$—	$—	$—
Asset Coverage Per $100,000 Share	$328,908	$331,869	$314,011	$338,200	$313,587	$—	$—	$—	$—	$—
ARPS, MTP and/or VMTP Shares at the End of Period:
Asset Coverage Per $1 Liquidation Preference	$—	$—	$3.14	$3.38	$3.14	$3.18	$—	$—	$—	$—

(a)	The amounts shown for ARPS are based on common share equivalents.
(b)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	Ratios do not reflect the effect of dividend payments to ARPS shareholders, during periods when ARPS were outstanding; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and other subsequent forms of preferred shares issued by the Fund, where applicable.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank or legal fee refund, where applicable. As of July 31, 2009, the Adviser is no longer reimbursing the fund for any fees or expenses.
(e)	The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable , as follows:

Year Ended 10/31:
2015	0.47%
2014	0.75
2013	1.03
2012	1.03
2011	0.94
2010	0.48
2009	0.09
2008	0.21
2007	0.11
2006	—

(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales divided by the average long-term market value during the period.
(g)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2014		2013	2012	2011	2010
Series 2015 (NAD PRC)
Ending Market Value per Share	$—		$10.06	$10.10	$10.06	$10.10
Average Market Value per Share	10.04	^	10.08	10.09	10.05	10.10	^^

^	For the period November 1, 2013 through December 20, 2013.
^^	For the period March 16, 2010 (first issuance date of shares) through October 31, 2010.
N/A	Fund does not have a contractual reimbursement agreement with the Adviser.

Target Funds

The following Financial Highlights table is intended to help a prospective investor understand each Target Fund’s financial performance for the periods shown. Certain information of each Target Fund reflects financial results for a single common share or preferred share of each Fund. The total returns in the table represent the rate an investor would have earned or lost on an investment in common shares of each Target Fund (assuming reinvestment of all dividends). The Target Funds’ annual financial statements as of and for the fiscal years ended October 31, 2015 and 2014, including the financial highlights for the fiscal years then ended, have been audited by KPMG LLP, independent registered public accounting firm. KPMG’s report, along with each Target Funds’ financial statements, is included in each Fund’s Annual Report. KPMG has not reviewed or examined any records, transactions or events after the date of such report. The information with respect to the fiscal years ended prior to October 31, 2014 has been audited by Ernst & Young LLP, an independent registered public accounting firm. A copy of the Annual Report may be obtained from www.sec.gov or by visiting www.nuveen.com.

Premium Income	Year Ended October 31
Per Share Operating Performance	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Beginning Common Share Net Asset Value (“NAV”)	$15.46	$13.94	$15.43	$14.09	$14.47	$13.72	$11.86	$14.76	$15.33	$14.85
Investment Operations:
Net Investment Income (Loss)	0.82	0.82	0.82	0.84	0.90	0.99	0.99	0.97	0.98	1.00
Net Realized/ Unrealized Gain (Loss)	(0.13)	1.56	(1.44)	1.42	(0.35)	0.67	1.70	(2.88)	(0.55)	0.49
Distributions from Net Investment Income to Auction Rate Preferred Share (“ARPS”) Shareholders(a)	0.00	0.00	0.00	0.00	(0.01)	(0.03)	(0.05)	(0.28)	(0.29)	(0.26)
Distributions from Accumulated Net Realized Gains to ARPS Shareholders(a)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	0.69	2.38	(0.62)	2.26	0.54	1.63	2.64	(2.19)	0.14	1.23

Less Distributions to Common Shareholders:
From Net Investment Income	(0.83)	(0.86)	(0.87)	(0.92)	(0.92)	(0.88)	(0.78)	(0.71)	(0.71)	(0.75)
From Accumulated Net Realized Gains	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	(0.83)	(0.86)	(0.87)	(0.92)	(0.92)	(0.88)	(0.78)	(0.71)	(0.71)	(0.75)

Common Share:
Ending NAV	$15.32	$15.46	$13.94	$15.43	$14.09	$14.47	$13.72	$11.86	$14.76	$15.33

Ending Share Price	$13.70	$13.68	$12.55	$15.56	$13.56	$14.34	$12.77	$10.93	$13.30	$14.13

Common Share Total Returns:
Based on NAV(b)	4.57%	17.61%	(4.19)%	16.41%	4.18%	12.26%	22.89%	(15.39)%	0.93%	8.53%
Based on Share Price(b)	6.40%	16.32%	(14.16)%	22.06%	1.37%	19.68%	24.61%	(13.10)%	(1.02)%	7.52%
Common Share Supplemental Data/Ratios Applicable to Common Shares
Ending Net Assets (000)	$981,287	$990,129	$892,964	$987,664	$900,461	$924,129	$875,341	$756,782	$941,220	$977,601
Ratios to Average Net Assets(c)
Expenses(d)	1.48%	1.58%	1.71%	1.71%	1.66%	1.21%	1.31%	1.49%	1.56%	1.19%
Net Investment Income (Loss)	5.30%	5.63%	5.55%	5.65%	6.60%	7.05%	7.79%	6.95%	6.52%	6.64%
Portfolio Turnover Rate(e)	18%	17%	18%	8%	9%	6%	4%	11%	14%	15%
ARPS at the End of Period:
Aggregate Amount Outstanding (000)	$—	$—	$—	$—	$—	$400,650	$400,650	$415,450	$525,000	$525,000
Asset Coverage Per $25,000 Share	$—	$—	$—	$—	$—	$82,664	$79,620	$70,540	$69,820	$71,552
Variable Rate Muni-Fund Term Preferred (“VMTP”) Shares at the End of Period:
Aggregate Amount Outstanding (000)	$407,000	$407,000	$407,000	$402,400	$402,400	$—	$—	$—	$—	$—
Asset Coverage Per $100,000 Share	$341,102	$343,275	$319,402	$345,443	$323,773	$—	$—	$—	$—	$—

(a)	The amounts shown for ARPS are based on common share equivalents.
(b)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	Ratios do not reflect the effect of dividend payments to ARPS shareholders, during periods when ARPS were outstanding; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and other subsequent forms of preferred shares issued by the Fund, where applicable.
(d)	The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as follows:

Year Ended 10/31:
2015	0.52%
2014	0.57
2013	0.72
2012	0.71
2011	0.58
2010	0.09
2009	0.14
2008	0.31
2007	0.39
2006	—

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales divided by the average long-term market value during the period.

Investment Quality	Year Ended October 31
Per Share Operating Performance	2015	2014		2013	2012	2011	2010	2009	2008	2007	2006
Beginning Common Share Net Asset Value (“NAV”)	$16.19	$14.85		$16.60	$14.93	$15.13	$14.26	$12.18	$15.03	$15.71	$15.49
Investment Operations:
Net Investment Income (Loss)	0.91	0.93		0.92	0.93	1.00	1.04	1.02	1.01	1.02	1.05
Net Realized/ Unrealized Gain (Loss)	(0.11)	1.38		(1.70)	1.75	(0.22)	0.76	1.91	(2.80)	(0.60)	0.42
Distributions from Net Investment Income to Auction Rate Preferred Shares (“ARPS”) Shareholders(a)	0.00	0.00		0.00	0.00	(0.01)	(0.02)	(0.04)	(0.29)	(0.30)	(0.24)
Distributions from Accumulated Net Realized Gains to ARPS Shareholders(a)	0.00	0.00		0.00	0.00	0.00	0.00	(0.01)	0.00	0.00	(0.03)

Total	0.80	2.31		(0.78)	2.68	0.77	1.78	2.88	(2.08)	0.12	1.20

Less Distributions to Common Shareholders:
From Net Investment Income	(0.98)	(0.97)		(0.97)	(1.01)	(0.97)	(0.91)	(0.77)	(0.77)	(0.80)	(0.84)
From Accumulated Net Realized Gains	0.00	0.00		0.00	0.00	0.00	0.00	(0.03)	0.00	0.00	(0.14)

Total	(0.98)	(0.97)		(0.97)	(1.01)	(0.97)	(0.91)	(0.80)	(0.77)	(0.80)	(0.98)

Common Share:
Ending NAV	$16.01	$16.19		$14.85	$16.60	$14.93	$15.13	$14.26	$12.18	$15.03	$15.71

Ending Share Price	$15.29	$14.79		$13.69	$16.64	$14.57	$14.95	$13.13	$10.64	$13.88	$15.60

Common Share Total Returns:
Based on NAV(b)	5.05%	16.03%		(4.91)%	18.37%	5.58%	12.85%	24.35%	(14.43)%	0.82%	8.09%
Based on Share Price(b)	10.22%	15.51%		(12.30)%	21.61%	4.45%	21.33%	31.77%	(18.72)%	(6.17)%	15.33%
Common Share Supplemental Data/Ratios Applicable to Common Shares
Ending Net Assets (000)	$665,532	$673,072		$534,352	$596,684	$535,519	$542,582	$510,910	$436,370	$538,266	$561,471
Ratios to Average Net Asset(c)
Expenses(e)	1.54%	1.67	%(d)	1.64%	1.66%	1.50%	1.24%	1.34%	1.46%	1.35%	1.20%
Net Investment Income (Loss)	5.65%	6.12	%(d)	5.81%	5.84%	7.03%	7.08%	7.66%	7.07%	6.67%	6.79%
Portfolio Turnover Rate(f)	10%	9%		14%	7%	12%	14%	8%	9%	11%	10%
ARPS at the End of Period:
Aggregate Amount Outstanding (000)	$—	$—		$—	$—	$—	$210,700	$210,700	$229,450	$301,000	$301,000
Asset Coverage Per $25,000 Share	$—	$—		$—	$—	$—	$89,379	$85,621	$72,545	$69,706	$71,634
Variable Rate MuniFund Term Preferred (VMTP) Shares at the End of Period:
Aggregate Amount Outstanding (000)	$43,500	$43,500		$—	$—	$—	$—	$—	$—	$—	$—
Asset Coverage Per $100,000 Share	$337,436	$340,126		$—	$—	$—	$—	$—	$—	$—	$—
Variable Rate Demand Term Preferred (VRDP) Shares at the End of Period:
Aggregate Amount Outstanding (000)	$236,800	$236,800		$236,800	$211,800	$211,800	$—	$—	$—	$—	$—
Asset Coverage Per $100,000 Share	$337,436	$340,126		$325,655	$381,720	$352,842	$—	$—	$—	$—	$—
VMTP and/or VRDP Shares at the End of Period:
Asset Coverage Per $1 Liquidation Preference	$3.37	$3.40		$—	$—	$—	$—	$—	$—	$—	$—

(a)	The amounts shown for ARPS are based on common share equivalents.
(b)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	Ratios do not reflect the effect of dividend payments to ARPS shareholders, during periods when ARPS were outstanding; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and other subsequent forms of preferred shares issued by the Fund, where applicable.
(d)	During the fiscal year ended October 31, 2014, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with a common shares equity shelf program. As a result, the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets reflect this voluntary expense reimbursement from Adviser. The Expenses and Net Investment Income (Loss) Ratios to Average Net Assets excluding this expense reimbursement from the Adviser were as follows:

	Ratios to Average Net Assets
Year Ended 10/31:	Expenses	Net Investment Income (Loss)
2014	1.68%	6.11%

(e)	The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as follows:

Year Ended 10/31:
2015	0.54%
2014	0.56
2013	0.64
2012	0.65
2011	0.40
2010	0.12
2009	0.17
2008	0.26
2007	0.16
2006	—

(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales divided by the average long-term market value during the period.

Select Quality	Year Ended October 31
Per Share Operating Performance	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Beginning Common Share Net Asset Value (“NAV”)	$15.67	$14.20	$15.94	$14.31	$14.82	$14.14	$12.01	$15.05	$15.62	$15.46
Investment Operations:
Net Investment Income (Loss)	0.77	0.82	0.77	0.87	1.03	1.12	1.12	1.08	1.07	1.07
Net Realized/ Unrealized Gain (Loss)	(0.08)	1.45	(1.66)	1.83	(0.40)	0.61	1.92	(3.02)	(0.52)	0.23
Distributions from Net Investment Income to Auction Rate Preferred Share (“ARPS”) Shareholders(a)	0.00	0.00	0.00	0.00	(0.02)	(0.03)	(0.06)	(0.30)	(0.29)	(0.26)
Distributions from Accumulated Net Realized Gains to ARPS Shareholders(a)	0.00	0.00	0.00	0.00	0.00 *	0.00 *	0.00	0.00	0.00	0.00

Total	0.69	2.27	(0.89)	2.70	0.61	1.70	2.98	(2.24)	0.26	1.04

Less Distributions to Common Shareholders:
From Net Investment Income	(0.79)	(0.80)	(0.82)	(1.00)	(1.04)	(1.00)	(0.85)	(0.80)	(0.83)	(0.88)
From Accumulated Net Realized Gains	0.00	0.00	(0.04)	(0.08)	(0.08)	(0.02)	0.00	0.00	0.00	0.00

Total	(0.79)	(0.80)	(0.86)	(1.08)	(1.12)	(1.02)	(0.85)	(0.80)	(0.83)	(0.88)

Common Share:
Premium per Share Sold through Shelf Offering	0.00	0.00	0.01	0.01	0.00	0.00	0.00	0.00	0.00	0.00

Shelf Offering Costs	0.00	0.00	0.00 *	0.00 *	0.00	0.00	0.00	0.00	0.00	0.00

Ending NAV	$15.57	$15.67	$14.20	$15.94	$14.31	$14.82	$14.14	$12.01	$15.05	$15.62

Ending Share Price	$13.63	$13.98	$12.61	$16.40	$14.62	$15.35	$13.77	$10.99	$15.00	$15.47

Common Share Total Returns:
Based on NAV(b)	4.53%	16.36%	(5.79)%	19.50%	4.82%	12.38%	25.67%	(15.50)%	1.70%	6.94%
Based on Share Price(b)	3.26%	17.62%	(18.37)%	20.32%	3.35%	19.50%	34.19%	(22.19)%	2.31%	10.47%
Common Share Supplemental Data/Ratios Applicable to Common Shares
Ending Net Assets (000)	$548,280	$552,096	$500,260	$557,646	$491,453	$506,237	$481,233	$408,541	$511,670	$529,996
Ratios to Average Net Assets(c)
Expenses(d)	1.59%	1.67%	1.76%	1.79%	1.53%	1.16%	1.29%	1.27%	1.21%	1.18%
Net Investment Income (Loss)	4.94%	5.50%	5.01%	5.71%	7.61%	7.77%	8.66%	7.54%	6.95%	6.91%
Portfolio Turnover Rate(e)	22%	14%	26%	24%	13%	20%	8%	10%	8%	5%
ARPS at the End of Period:
Aggregate Amount Outstanding (000)	$—	$—	$—	$—	$—	$251,275	$251,275	$267,575	$279,000	$279,000
Asset Coverage Per $25,000 Share	$—	$—	$—	$—	$—	$75,367	$72,879	$63,171	$70,849	$72,491
Variable Rate Demand Term Preferred (“VRDP”) Shares at the End of Period:
Aggregate Amount Outstanding (000)	$267,500	$267,500	$267,500	$252,500	$252,500	$—	$—	$—	$—	$—
Asset Coverage Per $100,000 Share	$304,964	$306,391	$287,013	$320,850	$294,635	$—	$—	$—	$—	$—

(a)	The amounts shown for ARPS are based on common share equivalents.
(b)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	Ratios do not reflect the effect of dividend payments to ARPS shareholders, during periods when ARPS were outstanding; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and other subsequent forms of preferred shares issued by the Fund, where applicable.

(d)	The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as follows:

Year Ended 10/31:
2015	0.59%
2014	0.63
2013	0.72
2012	0.76
2011	0.42
2010	0.03
2009	0.04
2008	0.05
2007	0.03
2006	—

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales divided by the average long-term market value during the period.
*	Rounds to less than $0.01 per share.

Premier Income	Year Ended October 31
Per Share Operating Performance	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Beginning Common Share Net Asset Value (“NAV”)	$15.34	$13.98	$15.65	$14.45	$14.70	$13.86	$11.68	$14.79	$15.39	$14.90
Investment Operations:
Net Investment Income (Loss)	0.79	0.85	0.82	0.83	0.94	0.98	0.96	0.94	0.95	0.94
Net Realized/ Unrealized Gain (Loss)	(0.32)	1.37	(1.65)	1.29	(0.29)	0.74	2.00	(3.09)	(0.59)	0.51
Distributions from Net Investment Income to Auction Rate Preferred Share (“ARPS”) Shareholders(a)	0.00	0.00	0.00	0.00	(0.01)	(0.03)	(0.05)	(0.28)	(0.29)	(0.26)
Distributions from Accumulated Net Realized Gains to ARPS Shareholders(a)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	0.47	2.22	(0.83)	2.12	0.64	1.69	2.91	(2.43)	0.07	1.19

Less Distributions to Common Shareholders:
From Net Investment Income	(0.83)	(0.86)	(0.84)	(0.92)	(0.89)	(0.85)	(0.73)	(0.68)	(0.67)	(0.70)
From Accumulated Net Realized Gains	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	(0.83)	(0.86)	(0.84)	(0.92)	(0.89)	(0.85)	(0.73)	(0.68)	(0.67)	(0.70)

Common Share:
Discount from Common Shares Repurchased and Retired	0.00	0.00	0.00	0.00	0.00	0.00	0.00 *	0.00 *	0.00 *	0.00

Ending NAV	$14.98	$15.34	$13.98	$15.65	$14.45	$14.70	$13.86	$11.68	$14.79	$15.39

Ending Share Price	$13.23	$13.74	$12.54	$15.46	$13.91	$14.36	$12.40	$10.07	$13.30	$13.65

Common Share Total Returns:
Based on NAV(b)	3.14%	16.33%	(5.48)%	14.98%	4.65%	12.65%	25.53%	(17.03)%	0.48%	8.20%
Based on Share Price(b)	2.36%	16.88%	(13.84)%	18.11%	3.59%	23.21%	31.11%	(19.97)%	2.28%	5.93%
Common Share Supplemental Data/Ratios Applicable to Common Shares
Ending Net Assets (000)	$297,994	$305,082	$278,069	$311,279	$287,473	$292,427	$275,671	$232,517	$294,378	$309,140
Ratios to Average Net Assets(c)
Expenses(d)	1.56%	1.66%	1.74%	1.80%	1.55%	1.29%	1.43%	1.78%	1.84%	1.24%
Net Investment Income (Loss)	5.21%	5.84%	5.49%	5.42%	6.74%	6.80%	7.47%	6.74%	6.30%	6.27%
Portfolio Turnover Rate(e)	12%	11%	14%	18%	10%	4%	7%	7%	10%	35%
ARPS at the End of Period:
Aggregate Amount Outstanding (000)	$—	$—	$—	$—	$—	$126,850	$126,850	$126,850	$165,000	$165,000
Asset Coverage Per $25,000 Share	$—	$—	$—	$—	$—	$82,633	$79,330	$70,825	$69,603	$71,839
Variable Rate Demand Term Preferred (“VRDP”) Shares at the End of Period:
Aggregate Amount Outstanding (000)	$127,700	$127,700	$127,700	$127,700	$127,700	$—	$—	$—	$—	$—
Asset Coverage Per $100,000 Share	$333,354	$338,905	$317,752	$343,758	$325,116	$—	$—	$—	$—	$—

(a)	The amounts shown for ARPS are based on common share equivalents.
(b)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	Ratios do not reflect the effect of dividend payments to ARPS shareholders, during periods when ARPS were outstanding; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and other subsequent forms of preferred shares issued by the Fund, where applicable.

(d)	The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as follows:

Year Ended 10/31:
2015	0.54%
2014	0.58
2013	0.71
2012	0.74
2011	0.44
2010	0.12
2009	0.22
2008	0.55
2007	0.64
2006	—

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales divided by the average long-term market value during the period.
*	Rounds to less than $0.01 per share.

Nuveen Investments

333 West Wacker Drive

Chicago, Illinois 60606-1286

(800) 257-8787

www.nuveen.com

[FORM OF PROXY]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call [•] Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Dr. Chicago, Illinois 60606 on [•], 2016

Please detach at perforation before mailing.

NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON [•], 2016	PROXY

COMMON SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Nuveen Dividend Advantage Municipal Fund, revoking previous proxies, hereby appoints Gifford R. Zimmerman and Kevin J. McCarthy, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Dividend Advantage Municipal Fund which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on [•], 2016, at [•] Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, and at any adjournment or postponement thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Dividend Advantage Municipal Fund represented hereby will be voted as indicated or FOR the proposals if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: [•]

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	[CFS Code]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Nuveen Dividend Advantage Municipal Fund

Shareholders Meeting to Be Held on [•], 2016.

The Joint Proxy Statement/Prospectus for this meeting is available at:

http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ¢

1.	Election of Board Members: Class I:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01. Judith M. Stockdale 02. Carole E. Stone 03. Margaret L. Wolff	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

		FOR	AGAINST	ABSTAIN
3.

To approve the issuance of additional common shares in connection with the reorganization of each of Nuveen Premium Income Municipal Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen Select Quality Municipal Fund, Inc. and Nuveen Premier Municipal Income Fund, Inc. into Nuveen Dividend Advantage Municipal Fund pursuant to the Agreement and Plan of Reorganization.

		☐	☐	☐

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

[CFS Code]

[FORM OF PROXY]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call [•] Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Dr. Chicago, Illinois 60606 on [•], 2016

Please detach at perforation before mailing.

NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC. ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON [•], 2016	PROXY

COMMON SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned shareholder(s) of Nuveen Premium Income Municipal Fund, Inc., revoking previous proxies, hereby appoints Gifford R. Zimmerman and Kevin J. McCarthy, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Premium Income Municipal Fund, Inc. which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on [•], 2016 at [•] Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, and at any adjournment or postponement thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Premium Income Municipal Fund, Inc. represented hereby will be voted as indicated or FOR the proposals if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: [•]

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	[CFS Code]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Nuveen Premium Income Municipal Fund, Inc.

Shareholders Meeting to Be Held on [•], 2016.

The Joint Proxy Statement/Prospectus for this meeting is available at:

http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ¢

1.	Election of Board Members:			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01. William Adams IV 02. Jack B. Evans 03. David J. Kundert 04. John K. Nelson	05. Thomas S. Schreier, Jr. 06. Judith M. Stockdale 07. Carole E. Stone 08. Terence J. Toth	09. Margaret L. Wolff	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

				FOR	AGAINST	ABSTAIN
2.

To approve an Agreement and Plan of Reorganization pursuant to which Nuveen Premium Income Municipal Fund, Inc. (the “Target Fund”) would (i) transfer substantially all of its assets to Nuveen Dividend Advantage Municipal Fund (the “Acquiring Fund”) in exchange solely for newly issued common shares and preferred shares of the Acquiring Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Target Fund, (ii) distribute such newly issued shares of the Acquiring Fund to the common shareholders and preferred shareholders of the Target Fund (with cash being distributed in lieu of fractional common shares), and (iii) liquidate, dissolve and terminate in accordance with applicable law.

				☐	☐	☐

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

[CFS Code]

[FORM OF PROXY]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call [•] Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Dr. Chicago, Illinois 60606 on [•], 2016

Please detach at perforation before mailing.

NUVEEN INVESTMENT QUALITY MUNICIPAL FUND, INC. ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON [•], 2016	PROXY

COMMON SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned shareholder(s) of Nuveen Investment Quality Municipal Fund, Inc., revoking previous proxies, hereby appoints Gifford R. Zimmerman and Kevin J. McCarthy, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Investment Quality Municipal Fund, Inc. which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on [•], 2016 at [•] Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, and at any adjournment or postponement thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Investment Quality Municipal Fund, Inc. represented hereby will be voted as indicated or FOR the proposals if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: [•]

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	[CFS Code]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Nuveen Investment Quality Municipal Fund, Inc.

Shareholders Meeting to Be Held on [•], 2016.

The Joint Proxy Statement/Prospectus for this meeting is available at:

http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ¢

1.	Election of Board Members:			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01. William Adams IV 02. Jack B. Evans 03. David J. Kundert 04. John K. Nelson	05. Thomas S. Schreier, Jr. 06. Judith M. Stockdale 07. Carole E. Stone 08. Terence J. Toth	09. Margaret L. Wolff	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

				FOR	AGAINST	ABSTAIN
2.

To approve an Agreement and Plan of Reorganization pursuant to which Nuveen Investment Quality Municipal Fund, Inc. (the “Target Fund”) would (i) transfer substantially all of its assets to Nuveen Dividend Advantage Municipal Fund (the “Acquiring Fund”) in exchange solely for newly issued common shares and preferred shares of the Acquiring Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Target Fund, (ii) distribute such newly issued shares of the Acquiring Fund to the common shareholders and preferred shareholders of the Target Fund (with cash being distributed in lieu of fractional common shares), and (iii) liquidate, dissolve and terminate in accordance with applicable law.

				☐	☐	☐

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

[CFS Code]

[FORM OF PROXY]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call [•] Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Dr. Chicago, Illinois 60606 on [•], 2016

Please detach at perforation before mailing.

NUVEEN SELECT QUALITY MUNICIPAL FUND, INC. ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON [•], 2016	PROXY

COMMON SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned shareholder(s) of Nuveen Select Quality Municipal Fund, Inc., revoking previous proxies, hereby appoints Gifford R. Zimmerman and Kevin J. McCarthy, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Select Quality Municipal Fund, Inc. which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on [•], 2016 at [•] Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, and at any adjournment or postponement thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Select Quality Municipal Fund, Inc. represented hereby will be voted as indicated or FOR the proposals if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: [•]

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	[CFS Code]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Nuveen Select Quality Municipal Fund, Inc.

Shareholders Meeting to Be Held on [•], 2016.

The Joint Proxy Statement/Prospectus for this meeting is available at:

http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ¢

1.	Election of Board Members:			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01. William Adams IV 02. Jack B. Evans 03. David J. Kundert 04. John K. Nelson	05. Thomas S. Schreier, Jr. 06. Judith M. Stockdale 07. Carole E. Stone 08. Terence J. Toth	09. Margaret L. Wolff	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

				FOR	AGAINST	ABSTAIN
2.

To approve an Agreement and Plan of Reorganization pursuant to which Nuveen Select Quality Municipal Fund, Inc. (the “Target Fund”) would (i) transfer substantially all of its assets to Nuveen Dividend Advantage Municipal Fund (the “Acquiring Fund”) in exchange solely for newly issued common shares and preferred shares of the Acquiring Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Target Fund, (ii) distribute such newly issued shares of the Acquiring Fund to the common shareholders and preferred shareholders of the Target Fund (with cash being distributed in lieu of fractional common shares), and (iii) liquidate, dissolve and terminate in accordance with applicable law.

				☐	☐	☐

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

[CFS Code]

[FORM OF PROXY]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call [•] Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Dr. Chicago, Illinois 60606 on [•], 2016

Please detach at perforation before mailing.

NUVEEN PREMIER MUNICIPAL INCOME FUND, INC. ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON [•], 2016	PROXY

COMMON SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned shareholder(s) of Nuveen Premier Municipal Income Fund, Inc., revoking previous proxies, hereby appoints Gifford R. Zimmerman and Kevin J. McCarthy, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Premier Municipal Income Fund, Inc. which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on [•], 2016 at [•] Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, and at any adjournment or postponement thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Premier Municipal Income Fund, Inc. represented hereby will be voted as indicated or FOR the proposals if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: [•]

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	[CFS Code]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Nuveen Premier Municipal Income Fund, Inc.

Shareholders Meeting to Be Held on [•], 2016.

The Joint Proxy Statement/Prospectus for this meeting is available at:

http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ¢

1.	Election of Board Members:			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01. William Adams IV 02. Jack B. Evans 03. David J. Kundert 04. John K. Nelson	05. Thomas S. Schreier, Jr. 06. Judith M. Stockdale 07. Carole E. Stone 08. Terence J. Toth	09. Margaret L. Wolff	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

				FOR	AGAINST	ABSTAIN
2.

To approve an Agreement and Plan of Reorganization pursuant to which Nuveen Premier Municipal Income Fund, Inc. (the “Target Fund”) would (i) transfer substantially all of its assets to Nuveen Dividend Advantage Municipal Fund (the “Acquiring Fund”) in exchange solely for newly issued common shares and preferred shares of the Acquiring Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Target Fund, (ii) distribute such newly issued shares of the Acquiring Fund to the common shareholders and preferred shareholders of the Target Fund (with cash being distributed in lieu of fractional common shares), and (iii) liquidate, dissolve and terminate in accordance with applicable law.

				☐	☐	☐

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

[CFS Code]

The information contained in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration stated filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities, and it is not soliciting an offer to buy these securities, in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION,

DATED [•], 2016

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATIONS OF

NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND (NAD)

NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC. (NPI)

NUVEEN INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQM)

NUVEEN SELECT QUALITY MUNICIPAL FUND, INC. (NQS)

AND

NUVEEN PREMIER MUNICIPAL INCOME FUND, INC. (NPF)

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

This Statement of Additional Information (“SAI”) is available to shareholders of Nuveen Dividend Advantage Municipal Fund (the “Acquiring Fund”), Nuveen Premium Income Municipal Fund, Inc. (“Premium Income”), Nuveen Investment Quality Municipal Fund, Inc. (“Investment Quality”), Nuveen Select Quality Municipal Fund, Inc. (“Select Quality”) and Nuveen Premier Municipal Income Fund, Inc. (“Premier Income” and together with Premium Income, Investment Quality and Select Quality, the “Target Funds” or each individually, a “Target Fund”) in connection with the proposed reorganization of each Target Fund into the Acquiring Fund, pursuant to an Agreement and Plan of Reorganization (the “Agreement”) that provides for: (1) the Acquiring Fund’s acquisition of substantially all of the assets of each Target Fund in exchange for newly issued common shares of the Acquiring Fund, par value $0.01 per share, and newly issued Variable Rate MuniFund Term Preferred Shares (“VMTP Shares”) of the Acquiring Fund, with a par value of $0.01 per share and a liquidation preference of $100,000 per share, and/or newly issued Variable Rate Demand Preferred Shares (“VRDP Shares”) of the Acquiring Fund, with a par value of $0.01 per share and a liquidation preference of $100,000 per share, as applicable, and the Acquiring Fund’s assumption of substantially all of the liabilities of each Target Fund; and (2) the distribution of the newly issued Acquiring Fund common shares and Acquiring Fund preferred shares received by each Target Fund to its common and preferred shareholders, respectively, as part of the liquidation, dissolution and termination of each Target Fund in accordance with applicable law (each, a “Reorganization” and together, the “Reorganizations”).

This SAI is not a prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus dated [•], 2016 and filed on Form N-14 with the Securities and Exchange Commission (“SEC”) relating to the proposed Reorganizations of the Target Funds into the Acquiring Fund (the “Joint Proxy Statement/Prospectus”). A copy of the Joint Proxy Statement/Prospectus and other information may be obtained without charge by calling (800) 257-8787 or from the Funds’ website (http://www.nuveen.com). The information contained in, or that can be accessed through, the Funds’ website is not part of the Joint Proxy Statement/Prospectus or this SAI. You may also obtain a copy of the Joint Proxy Statement/Prospectus on the website of the SEC (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings assigned to them in the Joint Proxy Statement/Prospectus.

This SAI is dated [•], 2016.

INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the information contained in the Joint Proxy Statement/Prospectus concerning the investment objectives and policies of the Funds. The investment policies described below, except as set forth under “Investment Restrictions” or as otherwise noted, are not fundamental policies and may be changed by a Fund’s Board of Directors or Board of Trustees, as applicable (each, a “Board” or the “Board” and each director or trustee, a “Board Member”), without the approval of shareholders.

The investment objectives of the Funds are similar. The investment objectives of the Acquiring Fund are to provide current income exempt from regular federal income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. The investment objective of Premium Income is to provide, through investment in a professionally managed portfolio of investment grade tax-exempt municipal obligations, a high level of current income exempt from federal income tax, consistent with preservation of capital. The primary investment objective of Investment Quality is to provide, through investment in a professionally managed portfolio of investment grade quality tax-exempt municipal obligations, current income exempt from regular federal income tax. The primary investment objective of Select Quality is to provide, through investment in a professionally managed portfolio of tax-exempt municipal obligations, current income exempt from regular federal income tax. Premier Income’s primary investment objective is to provide, through investment in a professionally managed portfolio of tax-exempt municipal obligations, current income exempt from regular federal income tax, consistent with the Fund’s investment policies. The secondary investment objective of each of Investment Quality, Select Quality and Premier Income is the enhancement of portfolio value relative to the municipal bond market through investments in tax-exempt municipal obligations that, in the opinion of the Fund’s investment adviser, are underrated or undervalued or that represent municipal market sectors that are undervalued.

Under normal circumstances, each Fund will invest at least 80% of its net assets as well as any assets attributable to leverage (“Managed Assets”) in a portfolio of securities the income from which is exempt from regular federal income tax. Under normal circumstances, each Fund may invest up to 35% of its Managed Assets in securities rated, at the time of investment, below the three highest grades (Baa or BBB or lower) by at least one nationally recognized statistical rating organization (“NRSRO”), which includes below-investment-grade securities, or unrated securities judged to be of comparable quality by the Fund’s sub-adviser, Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”).

Note that (1) each Fund’s investment objectives; (2) the Acquiring Fund’s policy to invest, under normal circumstances, at least 80% of its Managed Assets in a portfolio of securities the income from which is exempt from regular federal income tax; and (3) each Target Fund’s policy to invest, under normal circumstances, at least 80% of its Managed Assets in municipal securities and other related investments the income from which is exempt from regular federal income tax are fundamental investment policies of the Fund and may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. When used with respect to particular shares of a Fund, a “majority of the outstanding” shares means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present in person or represented by proxy, or (2) more than 50% of the shares, whichever is less.

PORTFOLIO COMPOSITION

In addition to and supplementing the Joint Proxy Statement/Prospectus, the Acquiring Fund’s portfolio will be composed principally of the investments described below.

Municipal Securities

General. The Acquiring Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from federal income tax. Municipal securities are generally debt obligations issued by state and local governmental entities and may be issued by U.S. territories and possessions to finance or refinance public projects such as roads, schools, and water supply systems. Municipal securities may also be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal securities may be issued on a long-term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal securities may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt. Municipal securities may be issued and purchased in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which may increase the effective leverage of the Acquiring Fund.

The Acquiring Fund may invest in municipal bonds issued by U.S. territories and possessions (such as Puerto Rico or Guam) that are exempt from regular federal income tax. The yields on municipal securities depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal securities will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

Municipal Leases and Certificates of Participation.    The Acquiring Fund also may purchase municipal securities that represent lease obligations and certificates of participation in such leases. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, the Acquiring Fund’s original investment. To the extent that the Acquiring Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, the Acquiring Fund will purchase municipal securities representing lease obligations only where the Fund’s investment adviser, Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”), and/or the Sub-Adviser believes the issuer has a strong incentive to continue making appropriations until maturity.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Acquiring Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Acquiring Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes.    Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. However, an investment in such instruments presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Securities.    The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds.    Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

Inverse Floating Rate Securities.    The Acquiring Fund may invest in inverse floating rate securities. Inverse floating rate securities are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust, commonly referred to as a “tender option bond trust” (“TOB trust”), that holds municipal bonds. The TOB trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds (“TOBs”)), and inverse floating rate securities (sometimes referred to as inverse floaters). Both classes of beneficial interests are represented by certificates or receipts. The floating rate securities have first priority on the cash flow from the municipal bonds held by the TOB trust. In this structure, the floating rate security holders have the option, at periodic short-term intervals, to tender their securities to the trust for purchase and to receive the face value thereof plus accrued interest. The obligation of the trust to repurchase tendered securities is supported by a remarketing agent and by a liquidity provider. As consideration for providing this support, the remarketing agent and the liquidity provider receive periodic fees. The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the trust is not obligated to purchase tendered short-term floaters in the event of certain defaults with respect to the underlying municipal bonds or a significant downgrade in the credit rating assigned to the bond issuer.

As the holder of an inverse floating rate investment, the Acquiring Fund receives the residual cash flow from the TOB trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security plus accrued interest, the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal bond deposited into the TOB trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters to the value of the inverse floaters that are issued by the TOB trust, and can exceed three times for more “highly leveraged” trusts. All voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the TOB trust are passed through, pro rata, to the holders of the short-term floaters and to the Acquiring Fund as the holder of the associated inverse floaters.

Because any increases in the interest rate on the short-term floaters issued by a TOB trust would reduce the residual interest paid on the associated inverse floaters, and because fluctuations in the value of the municipal bond deposited in the TOB trust would affect only the value of the inverse floater and not the value of the short-term floater issued by the trust so long as the value of the municipal bond held by the trust exceeded the face amount of short-term floaters outstanding, the value of inverse floaters is generally more volatile than that of an otherwise comparable municipal bond held on an unleveraged basis outside a TOB trust. Inverse floaters generally will underperform the market of fixed-rate bonds in a rising interest rate environment (i.e., when bond values are falling), but will tend to outperform the market of fixed-rate bonds when interest rates decline or remain relatively stable. Although volatile in value and return, inverse floaters typically offer the potential for yields higher than those available on fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity or illiquidity based primarily upon the inverse floater holder’s ability to sell the underlying bonds deposited in the TOB trust at an attractive price.

The Acquiring Fund may invest in inverse floating rate securities issued by TOB trusts in which the liquidity providers have recourse to the Fund pursuant to a separate shortfall and forbearance agreement. Such an agreement would require the Acquiring Fund to reimburse the liquidity provider, among other circumstances, upon termination of the TOB trust for the difference between the liquidation value of the bonds held in the trust and the principal amount and accrued interest due to the holders of floating rate securities issued by the trust. The Acquiring Fund will enter into such a recourse agreement (1) when the liquidity provider requires such a recourse agreement because the level of leverage in the TOB trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (2) to seek to prevent the liquidity provider from collapsing the trust in the event the municipal bond held in the trust has declined in value to the point where it may cease to exceed the face amount of outstanding short-term floaters. In an instance where the Acquiring Fund has entered such a recourse agreement, the Fund may suffer a loss that exceeds the amount of its original investment in the inverse floating rate securities; such loss could be as great as that original investment amount plus the face amount of the floating rate securities issued by the trust plus accrued interest thereon.

The Acquiring Fund will segregate or earmark liquid assets with its custodian in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”), to cover its obligations with respect to its investments in TOB trusts.

The Acquiring Fund may invest in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same TOB trust.

Floating Rate Securities.    The Acquiring Fund may also invest in short-term floating rate securities, as described above, issued by TOB trusts. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to other periods of up to one year. Since the tender option feature provides a shorter term than the final maturity or first call date of the underlying municipal bond deposited in the trust, the Acquiring Fund, as the holder of the floating rate securities, relies upon the terms of the remarketing and liquidity agreements with the financial institution that acts as remarketing agent and/or liquidity provider as well as the credit strength of that institution. As further assurance of liquidity, the terms of the TOB trust provide for a liquidation of the municipal bond deposited in the trust and the application of the proceeds to pay off the floating rate securities. The TOB trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate securities.

Special Taxing Districts.    Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

Short-Term Investments

Short-Term Taxable Fixed Income Securities.    For temporary defensive purposes or to keep cash on hand fully invested, the Acquiring Fund may invest up to 100% of its net assets in cash equivalents and short-term taxable fixed-income securities, although the Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of the dividends paid being subject to regular federal income tax and the federal alternative minimum tax applicable to individuals. Short-term taxable fixed income investments are defined to include, without limitation, the following:

(1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, the Federal Intermediate Credit Banks and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current regulations of the Federal Deposit Insurance Corporation, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Acquiring Fund may not be fully insured.

(3) Repurchase agreements, which involve purchases of debt securities. At the time the Acquiring Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Acquiring Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Acquiring Fund to invest temporarily available cash. The Acquiring Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Acquiring Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Acquiring Fund could incur a loss of both principal and interest. The Adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Acquiring Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Acquiring Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Acquiring Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Acquiring Fund at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Acquiring Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by an NRSRO and that matures within one year of the date of purchase or carry a variable or floating rate of interest.

Short-Term Tax-Exempt Fixed Income Securities.    Short-term tax-exempt fixed-income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed income securities are defined to include, without limitation, the following:

(1) Bond Anticipation Notes (“BANs”) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

(2) Tax Anticipation Notes (“TANs”) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. Weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

(3) Revenue Anticipation Notes (“RANs”) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

(4) Construction loan notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

(5) Bank notes are notes issued by local government bodies and agencies, such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital project needs. These notes may have risks similar to the risks associated with TANs and RANs.

(6) Tax-exempt commercial paper (“Municipal Paper”) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of Municipal Paper.

Certain municipal securities may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

While the various types of notes described above as a group represent the major portion of the short-term tax-exempt note market, other types of notes are available in the marketplace, and the Acquiring Fund may invest in such other types of notes to the extent permitted under its investment objectives, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

Illiquid Securities

The Acquiring Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), that are deemed to be illiquid, and certain repurchase agreements.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Acquiring Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Acquiring Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at a fair value as determined in good faith by the Board or its delegatee.

When-Issued and Delayed Delivery Transactions

The Acquiring Fund may buy and sell municipal securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Acquiring Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under interpretations of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value, at all times, at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of the Acquiring Fund and, to the extent distributed, will be taxable to shareholders. The Acquiring Fund may enter into contracts to purchase municipal securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within 60 days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and, at the time of delivery, the market value may be less than cost.

Derivatives and Hedging Strategies

The Acquiring Fund may periodically engage in hedging transactions, and otherwise use various types of derivative instruments, described below, to reduce risk, to effectively gain particular market exposures, to seek to enhance returns, and to reduce transaction costs, among other reasons. In addition to inverse floating rate securities and structured notes, the Acquiring Fund may invest in certain other derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments whose prices, in the Adviser’s and/or the Sub-Adviser’s opinion, correlate with the prices of the Acquiring Fund’s investments. The Adviser and/or the Sub-Adviser uses derivatives to shorten or lengthen the effective duration of the Acquiring Fund’s portfolio securities, and therefore the interest rate risk, and to adjust other aspects of the portfolio’s risk/return profile. The Acquiring Fund may use these instruments if the Fund deems it more efficient from a transaction cost, total return or income standpoint than investing in cash securities.

“Hedging” is a term used for various methods of seeking to preserve portfolio capital value by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction.

A “derivative” is a financial contract whose value is based on (or “derived” from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the Barclays Capital Municipal Bond Index). Some forms of derivatives may trade on exchanges, while non-standardized derivatives, which tend to be more specialized and complex, trade in “over-the-counter” (“OTC”) or a one-on-one basis. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to market interest rate or credit quality fluctuations, or instead to gain a desired investment exposure, by entering into various types of derivative transactions, including financial futures and index futures as well as related put and call options on such instruments, structured notes, or interest rate swaps on taxable or tax-exempt securities or indexes (which may be “forward-starting”), credit default swaps, and options on interest rate swaps, among others.

These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by the Acquiring Fund may be greater than gains in the value of the securities in the Fund’s portfolio. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, the Acquiring Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce yield. The Acquiring Fund will not make any investment (whether an initial premium or deposit or a subsequent deposit) other than as necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits would exceed 15% of the Fund’s Managed Assets. The Acquiring Fund will invest in these instruments only in markets believed by the Adviser and/or the Sub-Adviser to be active and sufficiently liquid. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable distributions to shareholders.

The Adviser and/or the Sub-Adviser may use derivative instruments to seek to enhance return, to hedge some of the risk of the Acquiring Fund’s investments in municipal securities or as a substitute for a position in the underlying asset. These types of strategies may generate taxable income.

Both parties entering into an index or financial futures contract are required to post an initial deposit, typically equal to from 1% to 5% of the total contract price. Typically, option holders enter into offsetting closing transactions to enable settlement in cash rather than take delivery of the position in the future of the underlying security. Interest rate swap and credit default swap transactions are typically entered on a net basis, meaning that the two payment streams are netted out with the Acquiring Fund receiving or paying, as the case may be, only the net amount of the two payments. The Acquiring Fund will sell only covered futures contracts, which means that the Fund segregates assets equal to the amount of the obligations.

There is no assurance that these derivative strategies will be available at any time or that the Adviser and/or the Sub-Adviser will determine to use them for the Acquiring Fund or, if used, that the strategies will be successful.

Swap Transactions.    The Acquiring Fund may enter into total return, interest rate and credit default swap agreements and interest rate caps, floors and collars. The Acquiring Fund may also enter into options on the foregoing types of swap agreements (“swap options”).

Swap agreements typically are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the change in the value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index).

The “notional amount” of a swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Acquiring Fund, the obligations of the parties would be exchanged on a “net basis.” Consequently, the Acquiring Fund’s obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. The Acquiring Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating cash and/or other appropriate liquid assets.

The swap market has grown substantially in recent years with a large number of banking firms acting as both principals and agents using standardized swap documentation. As a result, the swap market has become relatively liquid. However, swap agreements may still be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Caps, floors and collars are more recent innovations for which standardized documentation has not been fully developed and, accordingly, swaps with these features are less liquid.

The Dodd-Frank Act sets forth a new regulatory framework for certain derivatives, such as swaps, in which the Acquiring Fund may be authorized to invest. The Dodd-Frank Act requires many swap transactions to be executed on registered exchanges or through swap execution facilities, cleared through a regulated clearinghouse and publicly reported. In addition, many market participants are now regulated as swap dealers or major swap participants and are, or will be, subject to certain minimum capital and margin requirements and business conduct standards. The statutory requirements of the Dodd-Frank Act are being implemented primarily through rules and regulations adopted by the SEC and/or the Commodity Futures Trading Commission (“CFTC”). The CFTC is responsible for the regulation of most swaps, and has completed most of its rules implementing the Dodd-Frank Act swap regulations. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits, but has not yet completed its rulemaking. There is a prescribed phase-in period during which most of the mandated rulemaking and regulations are being implemented, and temporary exemptions from certain rules and regulations have been granted so that current trading practices will not be unduly disrupted during the transition period.

Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Currently, central clearing is required only for certain market participants trading certain instruments, although central clearing for additional instruments is expected to be implemented by the CFTC until the majority of the swaps market is ultimately subject to central clearing. In addition, uncleared OTC swaps will be subject to regulatory collateral requirements that could adversely affect the Acquiring Fund’s ability to enter into swaps in the OTC market. These developments could cause the Acquiring Fund to terminate new or existing swap agreements or to realize amounts to be received under such instruments at an inopportune time. Until the mandated rulemaking and regulations are implemented completely, it will not be possible to determine the complete impact of the Dodd-Frank Act and related regulations on the Acquiring Fund, and the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to value or trade. However, it is expected that swap dealers, major market participants and swap counterparties will experience other new and/or additional regulations, requirements, compliance burdens and associated costs. The legislation and rules to be promulgated may exert a negative effect on the Acquiring Fund’s ability to meet its investment objectives, either through limits or requirements imposed on the Fund or its counterparties. The swap market could be disrupted or limited as a result of the legislation, and the new requirements may increase the cost of the Acquiring Fund’s investments and of doing business, which could adversely affect the Fund’s ability to buy or sell derivatives.

Interest Rate Swaps, Caps, Collars and Floors.    Interest rate swaps are bilateral contracts in which each party agrees to make periodic payments to the other party based on different referenced interest rates (e.g., a fixed rate and a floating rate) applied to a specified notional amount. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. Interest rate collars involve selling a cap and purchasing a floor or vice versa to protect the Acquiring Fund against interest rate movements exceeding given minimum or maximum levels.

The use of interest rate transactions, such as interest rate swaps and caps, is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Acquiring Fund’s use of interest rate swaps or caps could enhance or harm the overall performance of the Fund’s common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the common shares. In addition, if short-term interest rates are lower than the Acquiring Fund’s fixed rate of payment on the interest rate swap, the swap will reduce common share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance common share net earnings. Buying interest rate caps could enhance the performance of the common shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the common shares in the event that the premium paid by the Acquiring Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement.

Total Return Swaps.    In a total return swap, one party agrees to pay the other the “total return” of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined baskets of loans and mortgages. The Acquiring Fund might enter into a total return swap involving an underlying index or basket of securities to create exposure to a potentially widely-diversified range of securities in a single trade. An index total return swap can be used by the Adviser and/or the Sub-Adviser to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.

In connection with the Acquiring Fund’s position in a swap contract, the Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements. See “—Segregation of Assets” below.

Credit Default Swaps.    A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The Acquiring Fund may enter into credit default swap agreements either as a buyer or a seller. The Acquiring Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in an individual security or a segment of the fixed income securities market to which it has exposure, or to take a “short” position in individual bonds or market segments which it does not own. The Acquiring Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments.

As the buyer of protection in a credit default swap, the Acquiring Fund would pay a premium (by means of an upfront payment or a periodic stream of payments over the term of the agreement) in return for the right to deliver a referenced bond or group of bonds to the protection seller and receive the full notional or par value (or other agreed upon value) upon a default (or similar event) by the issuer(s) of the underlying referenced obligation(s). If no default occurs, the protection seller would keep the stream of payments and would have no further obligation to the Fund. Thus, the cost to the Acquiring Fund would be the premium paid with respect to the agreement. However, if a credit event occurs the Acquiring Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. The Acquiring Fund bears the risk that the protection seller may fail to satisfy its payment obligations.

If the Acquiring Fund is a seller of protection in a credit default swap and no credit event occurs, the Fund would generally receive an up-front payment or a periodic stream of payments over the term of the swap. However, if a credit event occurs, generally the Acquiring Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the protection seller, the Acquiring Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Acquiring Fund is subject to investment exposure on the notional amount of the swap. Thus, the Acquiring Fund bears the same risk as it would by buying the reference obligations directly, plus the additional risks related to obtaining investment exposure through a derivative instrument discussed below under “—Risks Associated with Swap Transactions.”

Swap Options.    A swap option is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. The Acquiring Fund may write (sell) and purchase put and call swap options. Depending on the terms of the particular option agreement, the Acquiring Fund generally would incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When the Acquiring Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Acquiring Fund writes a swap option, upon exercise of the option the Fund would become obligated according to the terms of the underlying agreement.

Risks Associated with Swap Transactions.    The use of swap transactions is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Adviser and/or the Sub-Adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Acquiring Fund would diminish compared with what it would have been if these techniques were not used. As the protection seller in a credit default swap, the Acquiring Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The Acquiring Fund generally may close out a swap, cap, floor, collar or other two-party contract only with its particular counterparty, and generally may transfer a position only with the consent of that counterparty. In addition, the price at which the Acquiring Fund may close out such a two party contract may not correlate with the price change in the underlying reference asset. If the counterparty defaults, the Acquiring Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights. It also is possible that developments in the derivatives market, including changes in government regulation, could adversely affect the Acquiring Fund’s ability to terminate existing swap or other agreements or to realize amounts to be received under such agreements.

Futures and Options on Futures Generally.    A futures contract is an agreement between two parties to buy and sell a security, index or interest rate (each a “financial instrument”) for a set price on a future date. Certain futures contracts, such as futures contracts relating to individual securities, call for making or taking delivery of the underlying financial instrument. However, these contracts generally are closed out before delivery by entering into an offsetting purchase or sale of a matching futures contract (same exchange, underlying financial instrument, and delivery month). Other futures contracts, such as futures contracts on interest rates and indices, do not call for making or taking delivery of the underlying financial instrument, but rather are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the financial instrument at the close of the last trading day of the contract and the price at which the contract was originally written. These contracts also may be settled by entering into an offsetting futures contract.

Unlike when the Acquiring Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Acquiring Fund will be required to deposit with the futures broker, known as a futures commission merchant (“FCM”), an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, FCMs may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin account generally is not income producing. However, coupon-bearing securities, such as Treasury securities, held in margin accounts generally will earn income. Subsequent payments to and from the FCM, called variation margin, will be made on a daily basis as the price of the underlying financial instrument fluctuates, making the futures contract more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by the Acquiring Fund as unrealized gains or losses. At any time prior to expiration of the futures contract, the Acquiring Fund may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Acquiring Fund, and the Fund realizes a gain or loss. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the Acquiring Fund, the Fund may be entitled to the return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. Futures transactions also involve brokerage costs and the Acquiring Fund may have to segregate additional liquid assets in accordance with applicable SEC requirements. See “—Segregation of Assets” below.

A futures option gives the purchaser of such option the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer is assigned the opposite short position. Upon the exercise of a put option, the opposite is true.

Bond Futures and Forward Contracts.    Bond futures contracts are agreements in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific bond at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made. Forward contracts are agreements to purchase or sell a specified security or currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers and are usually for less than one year, but may be renewed. Forward contracts are generally purchased or sold in OTC transactions.

Under regulations of the CFTC currently in effect, which may change from time to time, with respect to futures contracts purchased by the Acquiring Fund, the Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the SEC is that the Acquiring Fund’s long and short positions in futures contracts must be collateralized with cash or certain liquid assets held in a segregated account or “covered” in order to counter the impact of any potential leveraging.

Parties to a futures contract must make “initial margin” deposits to secure performance of the contract. There are also requirements to make “variation margin” deposits from time to time as the value of the futures contract fluctuates.

Options on Currency Futures Contracts.    Currency futures contracts are standardized agreements between two parties to buy and sell a specific amount of a currency at a set price on a future date. While similar to currency forward contracts, currency futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date. An option on a currency futures contract gives the holder of the option the right to buy or sell a position in a currency futures contract, at a set price and on or before a specified expiration date. Trading options on international (non-U.S.) currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.

Index Futures.    A tax-exempt bond index which assigns relative values to the tax-exempt bonds included in the index is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash—rather than any security—equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

Index Options.    The Acquiring Fund may also purchase put or call options on U.S. government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer’s futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above.

Limitations on the Use of Futures, Futures Options and Swaps.    The Adviser has claimed, with respect to the Acquiring Fund, the exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (“CEA”) provided by CFTC Regulation 4.5 and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Acquiring Fund. In addition, the Sub-Adviser has claimed the exemption from registration as a commodity trading advisor provided by CFTC Regulation 4.14(a)(8) and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Acquiring Fund. In February 2012, the CFTC announced substantial amendments to certain exemptions, and to the conditions for reliance on those exemptions, from registration as a commodity pool operator. Under amendments to the exemption provided under CFTC Regulation 4.5, if the Acquiring Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The CFTC amendments to Regulation 4.5 took effect on December 31, 2012, and the Acquiring Fund intends to comply with amended Regulation 4.5’s requirements such that the Adviser will not be required to register as a commodity pool operator with the CFTC with respect to the Fund. The Acquiring Fund reserves the right to employ futures, options on futures and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. However, the requirements for qualification as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), may limit the extent to which the Acquiring Fund may employ futures, options on futures or swaps.

Segregation of Assets

As a closed-end investment company registered with the SEC, the Acquiring Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various interpretive provisions of the SEC and its staff. In accordance with these laws, rules and positions, the Acquiring Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of forward currency contracts that are not contractually required to cash settle, for example, the Acquiring Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. However, with respect to forward currency contracts that are contractually required to cash settle, the Acquiring Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. The Acquiring Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

To the extent that the Acquiring Fund uses its assets to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable positions of the SEC and its staff, such assets may not be used for other operational purposes. The Adviser and/or the Sub-Adviser will monitor the Acquiring Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Acquiring Fund’s portfolio investments.

The Acquiring Fund may invest in inverse floating rate securities issued by special purpose trusts. With respect to such investments, the Acquiring Fund will segregate or earmark assets in an amount equal to at least 100% of the face amount of the floating rate securities issued by such trusts.

Structured Notes

The Acquiring Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Other Investment Companies

The Acquiring Fund may invest in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC. In addition, the Acquiring Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly. The Acquiring Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash or during periods when there is a shortage of attractive, high-yielding municipal securities available in the market. The Acquiring Fund may invest in investment companies that are advised by the Adviser and/or the Sub-Adviser or their affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. The Acquiring Fund has not applied for and currently does not intend to apply for such relief. As a shareholder in an investment company, the Acquiring Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of its own management fees with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Acquiring Fund invests in other investment companies.

The Adviser and/or the Sub-Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal security investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. The net asset value and market value of leveraged shares will be more volatile, and the yield to common shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Other Investment Policies and Techniques

Portfolio Trading and Turnover Rate.    Portfolio trading may be undertaken to accomplish the investment objectives of the Acquiring Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Adviser and/or the Sub-Adviser believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain bonds may cause a temporarily low price for such bonds, as compared with other bonds of like quality and characteristics. The Acquiring Fund may also engage to a limited extent in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold.

Subject to the foregoing, the Acquiring Fund will attempt to achieve its investment objectives by prudent selection of municipal securities with a view to holding them for investment. While there can be no assurance, the Acquiring Fund anticipates that its annual portfolio turnover rate will generally not exceed 100%. However, the rate of turnover will not be a limiting factor when the Acquiring Fund deems it desirable to sell or purchase securities. Therefore, depending upon market conditions, the annual portfolio turnover rate of the Acquiring Fund may exceed 100% in particular years. A higher portfolio turnover rate would result in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Acquiring Fund. Although these commissions and expenses are not reflected in the Acquiring Fund’s “Total Annual Expenses” in the Joint Proxy Statement/Prospectus, they will be reflected in the Fund’s total return. In addition, high portfolio turnover may result in the realization of net short-term capital gains by the Acquiring Fund which, when distributed to shareholders, will be taxable as ordinary income for federal income tax purposes or may result in greater amounts of net capital gain distributions. See “Federal Income Tax Matters.”

Repurchase Agreements.    As temporary investments, the Acquiring Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. government securities or municipal securities) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Acquiring Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. See “Federal Income Tax Matters” for information relating to the allocation of taxable income between common shares and preferred shares. The Acquiring Fund will enter into repurchase agreements only with registered securities dealers or domestic banks that, in the opinion of the Adviser and/or the Sub-Adviser, present minimal credit risk. The risk to the Acquiring Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Acquiring Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Acquiring Fund may be delayed or limited. The Adviser and/or the Sub-Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Adviser and/or the Sub-Adviser will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Zero Coupon Bonds and Other Original Issue Discount Instruments.    A zero coupon bond is a bond that typically does not pay interest for its entire life. When held to its maturity, the holder receives the par value of the zero coupon bond, which generates a return equal to the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. This original issue discount (“OID”) approximates the total amount of interest the security will accrue and compound prior to its maturity and reflects the payment deferral and credit risk associated with the instrument. Because zero coupon securities and other OID instruments do not pay cash interest at regular intervals, the instruments’ ongoing accruals require ongoing judgments concerning the collectability of deferred payments and the value of any associated collateral. As a result, these securities may be subject to greater value fluctuations and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash on a current basis. Because zero coupon bonds, and OID instruments generally, allow an issuer to avoid or delay the need to generate cash to meet current interest payments, they may involve greater payment deferral and credit risk than coupon loans and bonds that pay interest currently or in cash. The Acquiring Fund generally will be required to distribute dividends to shareholders representing the income of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Acquiring Fund may have to sell other investments, including when it may not be advisable to do so, and use the cash proceeds to make income distributions to its shareholders. For accounting purposes, these cash distributions to shareholders will not be treated as a return of capital.

Further, the Adviser collects management fees on the value of a zero coupon bond or OID instrument attributable to the ongoing non-cash accrual of interest over the life of the bond or other instrument. As a result, the Adviser receives non-refundable cash payments based on such non-cash accruals while investors incur the risk that such non-cash accruals ultimately may not be realized.

INVESTMENT RESTRICTIONS

In addition to each Fund’s investment objectives, the Acquiring Fund’s policy to invest, under normal circumstances, at least 80% of its Managed Assets in a portfolio of securities the income from which is exempt from regular federal income tax and each Target Fund’s policy to invest, under normal circumstances, at least 80% of its Managed Assets in municipal securities and other related investments the income from which is exempt from regular federal income tax, the following investment restrictions are fundamental policies for the Funds and may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares of such Fund, voting together as a single class, and of the holders of a majority of the outstanding preferred shares, voting separately as a single class. For this purpose, “a majority of the outstanding shares” means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (2) more than 50% of the outstanding voting securities, whichever is less.

Except as described below, each Fund may not:

	Acquiring Fund	Premium Income, Investment Quality, Select Quality and Premier Income
1.	Issue senior securities, as defined in the Investment Company Act of 1940, other than preferred shares, except to the extent permitted under the Investment Company Act of 1940 and except as otherwise described in the Fund’s prospectus.	Issue senior securities, as defined in the Investment Company Act of 1940, other than preferred stock, except to the extent such issuance might be involved with respect to borrowings described under paragraph 2 below or with respect to transactions involving futures contracts or the writing of options within the limits described in the Fund’s prospectus.

2.	Borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of the Fund’s total assets (including the amount borrowed) less the Fund’s liabilities (other than borrowings).	Borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of the Fund’s total assets including the amount borrowed. While any such borrowings exceed 5% of the Fund’s total assets, no additional purchases of investment securities will be made

3.	Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.	Underwrite any issue of securities, except to the extent that the purchase of municipal obligations in accordance with its investment objectives, policies and limitations may be deemed to be an underwriting.

4.	Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not apply to municipal bonds other than those municipal bonds backed only by the assets and revenues of non-governmental users.	Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not apply to municipal obligations other than those municipal obligations backed only by the assets and revenues of non-governmental users, nor shall it apply to municipal obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

5.	Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal bonds secured by real estate or interests therein or foreclosing upon and selling such security.	Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal obligations secured by real estate or interests therein.

	Acquiring Fund	Premium Income, Investment Quality, Select Quality and Premier Income
6.	Purchase or sell physical commodities unless acquired as the result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities).

With respect to Premium Income, Select Quality and Premier Income, purchase or sell physical commodities unless acquired as the result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities).

With respect to Investment Quality, purchase or sell commodities or commodities contracts, except for transactions involving futures contracts within the limits described in the Fund’s prospectus.

7.	Make loans, except as permitted by the Investment Company Act of 1940 and exemptive orders granted under the Investment Company Act of 1940.	Make loans, except as permitted by the Investment Company Act of 1940 and exemptive orders granted under the Investment Company Act of 1940.

8.	Invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to bonds issued by the U.S. government, its agencies and instrumentalities or to the investment of 25% of its total assets.	Invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to securities of the U.S. government, its agencies and instrumentalities or to the investment of 25% of its total assets.

9.	Issue debt securities that rank senior to preferred shares other than for temporary or emergency purposes.	—

10.	—	Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by paragraph 2 above, it may pledge securities having a market value at the time of pledge not exceeding 20% of the value of the Fund’s total assets.

11.	—	Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days.

12.	—	Purchase or retain the securities of any issuer other than its own securities if, to its knowledge, those of its directors, or those officers and directors of the investment adviser, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

For the purpose of applying the limitation set forth in paragraph 8 above, an issuer will be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it will also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal security is insured by bond insurance, it will not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund’s assets that may be invested in municipal securities insured by any given insurer.

Each Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of each Fund’s total assets, a Fund may not (1) purchase the securities of any one issuer (other than cash, securities of other investment companies and securities issued by the U.S. government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in securities of such issuer or (2) purchase more than 10% of the outstanding voting securities of such issuer.

Subject to certain exemptions under the 1940 Act, each Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, each Fund will bear its ratable share of that investment company’s expenses and will remain subject to payment of each Fund’s management, advisory and administrative fees with respect to assets so invested. Holders of common shares of each Fund would therefore be subject to duplicative expenses to the extent a Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and therefore will be subject to the same leverage risks described herein.

In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board. Each Fund may not:

(1)	Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2)	Invest in securities of other open- or closed-end investment companies (including ETFs) except in compliance with the Investment Company Act of 1940 or any exemptive relief obtained thereunder.

(3)	Enter into futures contracts or related options or forward contracts, if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

(4)	Purchase securities when borrowings exceed 5% of its total assets if and so long as preferred shares are outstanding.

(5)	Purchase securities of companies for the purpose of exercising control, except that the Fund may invest up to 5% of its net assets in tax-exempt or taxable fixed-income securities or equity securities for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided the Adviser determines that such investment should enable the Fund to better maximize the value of its existing investment in such issuer.

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

Each Fund may be subject to certain restrictions imposed by either guidelines of one or more NRSROs that may issue ratings for preferred shares, or, if issued, commercial paper or notes, or, if a Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on a Fund by the 1940 Act. If these restrictions were to apply, it is not anticipated that these covenants or guidelines would impede the Adviser from managing a Fund’s portfolio in accordance with the Fund’s investment objectives and policies.

Portfolio Turnover

Each Fund may buy and sell municipal securities to accomplish its investment objectives in relation to actual and anticipated changes in interest rates. Each Fund also may sell one municipal bond and buy another of comparable quality at about the same time to take advantage of what the Adviser believes to be a temporary price disparity between the two bonds that may result from imbalanced supply and demand. Each Fund also may engage to a limited extent in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. Each Fund will attempt to achieve its investment objectives by prudent selection of municipal securities with a view to holding them for investment. While there can be no assurance, each Fund anticipates that its annual portfolio turnover rate will generally not exceed 100%.

For the fiscal years ended October 31, 2015 and October 31, 2014, the portfolio turnover rates of the Funds were as follows:

Fund	2015	2014
Acquiring Fund	15%	9%
Premium Income	18%	17%
Investment Quality	10%	9%
Select Quality	22%	14%
Premier Income	12%	11%

There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when investment considerations warrant such action. A higher portfolio turnover rate may result in correspondingly greater brokerage commissions and other transactional expenses that are borne by each Fund. In addition, high portfolio turnover may result in the realization of net short-term capital gains by a Fund which, when distributed to shareholders, will be taxable as ordinary income for federal income tax purposes.

MANAGEMENT OF THE FUNDS

Investment Adviser

Nuveen Fund Advisors is the investment adviser to each Fund and is responsible for overseeing each Fund’s overall investment strategy, including the use of leverage, and its implementation. Nuveen Fund Advisors also is responsible for the ongoing monitoring of any sub-adviser to the Funds, managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Funds. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606.

Nuveen Fund Advisors, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). Founded in 1898, Nuveen Investments and its affiliates had approximately $225 billion in assets under management as of December 31, 2015. Nuveen is a separate subsidiary of TIAA, a financial services organization based in New York, New York. TIAA acquired Nuveen on October 1, 2014.

The total dollar amounts paid to Nuveen Fund Advisors by each Fund under each Fund’s Investment Management Agreement for the last three fiscal years are as follows:

Acquiring Fund	2015	2014	2013
Gross Advisory Fees	$5,337,538	$5,232,385	$5,373,430
Waiver	$—	$—	$—

Net Advisory Fees	$5,337,538	$5,232,385	$5,373,430

Premium Income	2015	2014	2013
Gross Advisory Fees	$8,872,505	$8,624,529	$8,687,407
Waiver	$—	$—	$—

Net Advisory Fees	$8,872,505	$8,624,529	$8,687,407

Investment Quality	2015	2014	2013
Gross Advisory Fees	$6,112,989	$5,319,901	$5,281,857
Waiver	$—	$(86,903)	$—

Net Advisory Fees	$6,112,989	$5,232,998	$5,281,857

Select Quality	2015	2014	2013
Gross Advisory Fees	$5,039,623	$4,919,425	$4,929,179
Waiver	$—	$—	$—

Net Advisory Fees	$5,039,623	$4,919,425	$4,929,179

Premier Income	2015	2014	2013
Gross Advisory Fees	$2,796,055	$2,786,737	$2,813,835
Waiver	$—	$—	$—

Net Advisory Fees	$2,796,055	$2,786,737	$2,813,835

Sub-Adviser

Nuveen Fund Advisors has selected Nuveen Asset Management to serve as sub-adviser to each Fund. Nuveen Fund Advisors compensates Nuveen Asset Management for the portfolio management services it provides to the Funds from the management fees paid by the Funds. Nuveen Fund Advisors and Nuveen Asset Management retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

With respect to each Fund, Nuveen Fund Advisors pays Nuveen Asset Management a fee, payable monthly, equal to 38.4615% of the management fee (net of applicable waivers and reimbursements) paid by the Fund to Nuveen Fund Advisors. The total dollar amounts paid to Nuveen Asset Management by Nuveen Fund Advisors for the fiscal year ended October 31, 2015 were $2,052,897 for the Acquiring Fund, $3,412,498 for Premium Income, $2,351,147 for Investment Quality, $1,938,314 for Select Quality and $1,075,405 for Premier Income.

PORTFOLIO MANAGERS

Unless otherwise indicated, the information below is provided as of the date of this SAI.

Portfolio Management.    Thomas C. Spalding, CFA, is the portfolio manager of the Acquiring Fund and Select Quality, Paul L. Brennan, CFA, CPA, is the portfolio manager of Premium Income, Christopher L. Drahn, CFA, is the portfolio manager of Investment Quality and Daniel J. Close, CFA, is the portfolio manager of Premier Income. Mr. Drahn will manage the combined fund upon completion of the Reorganizations.

In addition to managing the Funds, the portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts, as of October 31, 2015:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Thomas C. Spalding	Registered Investment Companies	14	$9.765 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	5	$22.8 million

Paul L. Brennan	Registered Investment Companies	15	$18.431 billion
	Other Pooled Investment Vehicles	1	$45.3 million
	Other Accounts	2	$57.7 million

Christopher L. Drahn	Registered Investment Companies	8	$2.766 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	2	$119 million

Daniel J. Close	Registered Investment Companies	17	$5.094 billion
	Other Pooled Investment Vehicles	2	$235 million
	Other Accounts	10	$160 million

*	Assets are as of October 31, 2015. None of the assets in these accounts is subject to an advisory fee based on performance.

Compensation

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long-term incentive payments.

Base pay.    Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.    Each Fund’s portfolio manager is eligible for an annual cash bonus based on pre-tax investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of a portfolio manager’s annual cash bonus is based on a Fund’s investment performance, generally measured over the past one- and three- or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for a Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by the portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing the portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term Incentive Compensation.    Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, participate in a Long-Term Performance Plan designed to provide compensation opportunities that link a portion of each participant’s compensation to Nuveen Investments’ financial and operational performance. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

Conflicts of Interest.    Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Beneficial Ownership of Securities.    The following table sets forth the dollar range of equity securities beneficially owned by the Funds’ portfolio managers as of October 31, 2015:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Acquiring Fund	Dollar Range of Equity Securities Beneficially Owned in Premium Income	Dollar Range of Equity Securities Beneficially Owned in Investment Quality	Dollar Range of Equity Securities Beneficially Owned in Select Quality	Dollar Range of Equity Securities Beneficially Owned in Premier Income
Thomas C. Spalding	$0	$0	$0	$50,001-$100,000	$0
Paul L. Brennan	$0	$50,001-$100,000	$0	$0	$0
Christopher L. Drahn	$0	$0	$0	$0	$0
Daniel J. Close	$0	$0	$0	$0	$0

Unless earlier terminated as described below, each Fund’s Investment Management Agreement with Nuveen Fund Advisors will remain in effect until August 1, 2016. Each Investment Management Agreement continues in effect from year to year so long as such continuation is approved at least annually by: (1) the Board or the vote of a majority of the outstanding voting securities of the Fund; and (2) a majority of the Board Members who are not interested persons of any party to the Investment Management Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement may be terminated at any time, without penalty, by either the Fund or Nuveen Fund Advisors upon 60 days’ written notice and is automatically terminated in the event of its assignment as defined in the 1940 Act.

The Funds, Nuveen Fund Advisors, Nuveen Asset Management, Nuveen Investments and other related entities have adopted codes of ethics under Rule 17j-1 under the 1940 Act, that essentially prohibit certain of their personnel, including the Funds’ portfolio manager, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Funds’, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. The codes of ethics of the Funds, Nuveen Fund Advisors, Nuveen Asset Management and Nuveen Investments can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549 or by e-mail request at publicinfo@sec.gov.

Each Fund invests its assets generally in municipal securities. On rare occasions the Funds may acquire, directly or through a special-purpose vehicle, equity securities of certain issuers whose securities the Funds already own when such securities have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer’s credit problem. In the course of exercising control of a distressed issuer, Nuveen Asset Management may pursue the Funds’ interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. Nuveen Asset Management does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), but nevertheless provides reports to the Fund’s Board on its control activities on a quarterly basis.

In the rare event that an issuer were to issue a proxy or that the Funds were to receive a proxy issued by a cash management security, Nuveen Asset Management would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Funds’ Board or its representative. A member of Nuveen Asset Management’s legal department would oversee the administration of the voting and ensure that records maintained in accordance with Rule 206(4)-6 under the Advisers Act were filed with the SEC on Form N-PX, provided to the Funds’ Board and made available to shareholders as required by applicable rules.

In the event of a conflict of interest that might arise when voting proxies for the Funds, Nuveen Asset Management will defer to the recommendation of an independent third party engaged to determine how the proxy should be voted, or, alternatively, members of Nuveen Asset Management’s legal and compliance departments, in consultation with the Board, will examine the conflict of interest and seek to resolve such conflict in the best interests of each Fund. If a member of Nuveen Asset Management’s legal or compliance department or the Board has a personal conflict of interest, that member will refrain from participating in the consultation.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available without charge by calling (800) 257-8787 or by accessing the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board and Nuveen Fund Advisors, Nuveen Asset Management is responsible for decisions to purchase and sell securities for the Funds, the negotiation of the prices to be paid and the allocation of transactions among various dealer firms. Transactions on stock exchanges involve the payment by the Funds of brokerage commissions. There generally is no stated commission in the case of securities traded in the OTC market, but the prices paid by the Funds usually include an undisclosed dealer commission or mark-up. Transactions in the OTC market can also be placed with broker-dealers who act as agents and charge brokerage commissions for effecting OTC transactions. Each Fund may place its OTC transactions either directly with principal market makers, or with broker-dealers if that is consistent with Nuveen Asset Management’s obligation to obtain best qualitative execution. In certain instances, the Funds may make purchases of underwritten issues at prices that include underwriting fees.

Portfolio securities may be purchased directly from an underwriter or in the OTC market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen Investments or its affiliates or affiliates of Nuveen Asset Management except in compliance with the 1940 Act.

It is Nuveen Asset Management’s policy to seek the best execution under the circumstances of each trade. Nuveen Asset Management will evaluate price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be Nuveen Asset Management’s practice to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Asset Management. It is not possible to place a dollar value on information and statistical and other services received from dealers.

Since it is only supplementary to Nuveen Asset Management’s own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Asset Management’s expenses. While Nuveen Asset Management will be primarily responsible for the placement of the business of the Funds, Nuveen Asset Management’s policies and practices in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of the Funds.

Nuveen Asset Management may manage other investment accounts and investment companies for other clients that may invest in the same types of securities as the Funds and that may have investment objectives similar to those of the Funds. Nuveen Asset Management seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell assets or securities by each Fund and another advisory account. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where Nuveen Asset Management reasonably determines that departure from a pro rata allocation is advisable. There may also be instances where a Fund will not participate at all in a transaction that is allocated among other accounts. While these allocation procedures could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board that the benefits available from Nuveen Asset Management’s management outweigh any disadvantage that may arise from Nuveen Asset Management’s larger management activities and its need to allocate securities.

The following table sets forth the aggregate amount of brokerage commissions paid by the Funds for the last three fiscal years:

	2015	2014	2013
Acquiring Fund	$—	$—	$—
Premium Income	$1,404	$—	$—
Investment Quality	$—	$—	$—
Select Quality	$—	$—	$—
Premier Income	$—	$—	$—

Substantially all of the Funds’ trades are effected on a principal basis.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Acquiring Fund is a closed-end investment company, and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund’s common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Acquiring Fund’s Board has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. However, there can be no assurance that the Board will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount.

Subject to its investment limitations, the Acquiring Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the Exchange Act and the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the Board at the time it considers such issue, it is the Board’s current policy, which may be changed by the Board, not to authorize repurchases of common shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the New York Stock Exchange (the “NYSE”), the NYSE MKT or elsewhere, or (b) impair the Fund’s status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund’s taxable income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objectives and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, the NYSE MKT or elsewhere, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition that would have a material adverse effect (including any adverse tax effect) on the Acquiring Fund or its shareholders if shares were repurchased. The Board may in the future modify these conditions in light of experience.

The repurchase by the Acquiring Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Acquiring Fund of its common shares will decrease the Fund’s total assets, which would likely have the effect of increasing the Fund’s expense ratio.

Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Acquiring Fund’s common and preferred shares, voting as a single class, and approval of the holders of at least two-thirds of the Fund’s preferred shares, voting together as a single class, unless the conversion has been approved by the requisite vote of the Board Members, in which case a majority vote of the requisite holders would be required. See the Joint Proxy Statement/Prospectus under “Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws” for a discussion of voting requirements applicable to conversion of the Fund to an open-end investment company. If the Fund converted to an open-end investment company, the Fund’s common shares would no longer be listed on the NYSE, the NYSE MKT or elsewhere, and the Fund’s preferred shares would no longer be outstanding. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act or rules thereunder) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board may at any time propose conversion of the Fund to an open-end investment company depending upon its judgment as to the advisability of such action in light of circumstances then prevailing.

Before deciding whether to take any action if the Acquiring Fund’s common shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.

FEDERAL INCOME TAX MATTERS

The following is a general summary of certain U.S. federal income tax consequences that may be relevant to a shareholder that acquires, holds and/or disposes of shares of the Acquiring Fund. Substantially similar consequences would be relevant to a shareholder that acquires, holds and/or disposes of shares of a Target Fund. This discussion addresses only U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, shareholders with large positions in the Acquiring Fund, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign holders, persons who hold their shares as or in a hedge against currency risk, a constructive sale, or conversion transaction, holders who are subject to the federal alternative minimum tax (except as discussed below), or tax-exempt or tax-advantaged plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (“IRS”) retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Acquiring Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Acquiring Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

The Acquiring Fund has elected to be treated, and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended

(the “Code”), and to satisfy conditions which enable its dividends that are attributable to interest on municipal securities to be exempt from federal income tax in the hands of owners of such stock, subject to the possible application of the federal alternative minimum tax.

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Acquiring Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or non-U.S. currencies, other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships,” as defined in the Code; (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Acquiring Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Acquiring Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers that the Acquiring Fund controls and are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute each year an amount equal to or greater than the sum of 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and 90% of its net tax-exempt interest.

If the Acquiring Fund failed to qualify as a regulated investment company in any taxable year, the Acquiring Fund would be taxed in the same manner as a regular corporation on its taxable income (even if such income were distributed to its shareholders) and distributions to shareholders would not be deductible by the Acquiring Fund in computing its taxable income. Additionally, all distributions out of earnings and profits (including distributions from net capital gains and net tax-exempt interest) would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income,” as discussed below in the case of noncorporate shareholders and (ii) for the dividends received deduction under Section 243 of the Code (the “Dividends Received Deduction”) in the case of corporate shareholders.

The Acquiring Fund intends to continue to qualify to pay “exempt-interest” dividends, as defined in the Code, by satisfying the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax-exempt state and local bonds. Exempt-interest dividends are dividends or any part thereof (other than a capital gain dividend) paid by the Acquiring Fund which are attributable to interest on state and local bonds that pay interest exempt from regular federal income tax and are so reported by the Acquiring Fund. Exempt-interest dividends will be exempt from U.S. federal income tax, subject to the possible application of the federal alternative minimum tax.

As a regulated investment company, the Acquiring Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Acquiring Fund may retain for investment its net capital gains. However, if the Acquiring Fund retains any net capital gains or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Acquiring Fund retains any net capital gains, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Acquiring Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the basis of shares owned by a shareholder of the Acquiring Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the federal income tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Acquiring Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and the net capital gains not otherwise retained by the Acquiring Fund.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax. To prevent imposition of the excise tax, the Acquiring Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary taxable income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary taxable income and capital gains for previous years that were not distributed during those years and on which the Acquiring Fund paid no U.S. federal income tax. To prevent application of the excise tax, the Acquiring Fund intends to make distributions in accordance with the calendar year distribution requirement.

The Acquiring Fund may acquire municipal obligations and other debt securities that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Acquiring Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount unless the Acquiring Fund elects to include the market discount in taxable income as it accrues.

If the Acquiring Fund invests in certain taxable pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Acquiring Fund elects to include market discount in income currently), the Acquiring Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Acquiring Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt interest, including such income it is required to accrue, to continue to qualify as a regulated investment company and (with respect to taxable income) to avoid federal income and excise taxes. Therefore, the Acquiring Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

A portion of the Acquiring Fund’s expenditures that would otherwise be deductible may not be allowed as deductions by reason of the Acquiring Fund’s investment in municipal securities (with such disallowed portion, in general, being the same percentage of the Acquiring Fund’s aggregate expenses as the percentage of the Acquiring Fund’s aggregate income (other than capital gain income) that constitutes exempt-interest income). A similar disallowance rule also applies to interest expense paid or incurred by the Acquiring Fund, if any. Such disallowed deductions, if any, will reduce the amount that the Acquiring Fund can report as exempt-interest dividends by the disallowed amount. Income distributions by the Acquiring Fund in excess of the amount of the Acquiring Fund’s exempt-interest dividends may be taxable as ordinary income.

Distributions to shareholders of net investment income received by the Acquiring Fund from taxable investments, if any, and of net short-term capital gains realized by the Acquiring Fund, if any, will be taxable to its shareholders as ordinary income. Distributions by the Acquiring Fund of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains, regardless of the length of time the shareholder has owned the shares with respect to which such distributions are made. The amount of taxable income allocable to the Acquiring Fund’s shares will depend upon the amount of such income realized by the Acquiring Fund, but is not generally expected to be significant. Taxable distributions are subject to federal income tax whether reinvested in additional shares of the Acquiring Fund or paid in cash.

Distributions, if any, in excess of the Acquiring Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after that basis has been reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset). “Qualified dividend income” received by noncorporate shareholders is taxed for federal income tax purposes at rates equivalent to long-term capital gains tax rates, which reach a maximum of 20%. Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain specified criteria. As long as the Acquiring Fund qualifies as a regulated investment company under the Code, it is not expected that any part of its distributions to shareholders from its investments will qualify for the Dividends Received Deduction available to corporate shareholders or as qualified dividend income in the case of noncorporate shareholders.

The IRS currently requires that the Acquiring Fund report distributions paid with respect to its common shares and its preferred shares as consisting of a portion of each type of income distributed by the Acquiring Fund. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of the total Acquiring Fund dividends received by such class. Thus, the Acquiring Fund will report dividends paid as exempt-interest dividends in a manner that allocates such dividends between the holders of the common shares and the preferred shares in proportion to the total dividends paid to each such class with respect to the taxable year, or otherwise as required by applicable law. Net capital gain dividends and ordinary income dividends will similarly be allocated between the two classes.

Earnings and profits are generally treated, for federal income tax purposes, as first being used to pay distributions on preferred shares, and then to the extent remaining, if any, to pay distributions on the common shares.

If the Acquiring Fund utilizes leverage through borrowings, or otherwise, asset coverage limitations imposed by the 1940 Act as well as additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or eliminate the Acquiring Fund’s ability to make distributions on its common shares and/or preferred shares until the asset coverage is restored. These limitations could prevent the Acquiring Fund from distributing at least 90% of its investment company taxable income and tax-exempt interest as is required under the Code and therefore might jeopardize the Acquiring Fund’s qualification as a regulated investment company and/or might subject the Acquiring Fund to a nondeductible 4% federal excise tax. Upon any failure to meet the asset coverage requirements imposed by the 1940 Act, the Acquiring Fund may, in its sole discretion and to the extent permitted under the 1940 Act, purchase or redeem preferred shares in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Acquiring Fund and its shareholders of failing to meet the distribution requirements. However, there can be no assurance that any such action would achieve these objectives. The Acquiring Fund endeavors to avoid restrictions on its ability to distribute dividends.

The Code provides that interest on indebtedness incurred or continued to purchase or carry the Acquiring Fund’s shares to which exempt-interest dividends are allocated is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of such shares.

The interest on private activity bonds in most instances is not federally tax-exempt to a person who is a “substantial user” of a facility financed by such bonds or a “related person” of such “substantial user.” As a result, the Acquiring Fund may not be an appropriate investment for a shareholder who is considered either a “substantial user” or a “related person” within the meaning of the Code. In general, a “substantial user” of a facility includes a “nonexempt person who regularly uses a part of such facility in his trade or business.” “Related persons” are in general defined to include persons among whom there exists a relationship, either by family or business, which would result in a disallowance of losses in transactions among them under various provisions of the Code (or if they are members of the same controlled group of corporations under the Code), including a partnership and each of its partners (and certain members of their families), an S corporation and each of its shareholders (and certain members of their families) and various combinations of these and other relationships. The foregoing is not a complete description of all of the provisions of the Code covering the definitions of “substantial user” and “related person.”

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Acquiring Fund (and received by the shareholders) on December 31 of the year declared.

Certain of the Acquiring Fund’s investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses of the Acquiring Fund, affect the holding period of securities held by the Acquiring Fund and alter the character of the gains or losses realized by the Acquiring Fund. These provisions may also require the Acquiring Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding federal income and excise taxes. The Acquiring Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Acquiring Fund as a regulated investment company.

The sale or exchange of shares of the Acquiring Fund normally will result in capital gains or losses to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gains or losses if the shares have been held for more than one year even though the increase in value in such shares is attributable to tax-exempt interest income. The gain or loss on shares held for one year or less will generally be treated as short-term capital gains or losses. Current law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. However, for noncorporate taxpayers, long-term capital gains are currently taxed at a maximum federal income tax rate of 20%, while short-term capital gains are currently taxed at ordinary income rates. Any loss on the sale of shares that have been held for six months or less will be disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, unless the shares are of a regulated investment company that declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. If a shareholder sells or otherwise disposes of shares before holding them for more than six months, any loss on the sale or disposition will be treated as a long-term capital loss to the extent of any net capital gain dividends received by the shareholder with respect to such shares. Any loss realized on a sale or exchange of shares of the Acquiring Fund will be disallowed to the extent those shares of the Acquiring Fund are replaced by other substantially identical shares of the Acquiring Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement stock or securities will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitation.

Federal income tax law imposes an alternative minimum tax with respect to corporations, individuals, trusts and estates. Interest on certain “private activity” bonds is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that the Acquiring Fund receives income from municipal securities subject to the federal alternative minimum tax, a portion of the dividends paid by the Acquiring Fund, although otherwise exempt from U.S. federal income tax, would be taxable to its shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. The Acquiring Fund will annually provide a report indicating the percentage of the Acquiring Fund’s income attributable to municipal securities subject to the federal alternative minimum tax applicable to individuals. In addition, for certain corporations, federal alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income (“adjusted current earnings”) and the amount otherwise determined to be the alternative minimum taxable income. Interest on all municipal securities, and therefore a distribution by the Acquiring Fund that would otherwise be tax-exempt, is included in calculating a corporation’s adjusted current earnings. Certain small corporations are not subject to the federal alternative minimum tax.

Certain noncorporate shareholders are subject to an additional 3.8% tax on some or all of their “net investment income,” which includes items of gross income that are attributable to interest, original issue discount and market discount (but not including tax-exempt interest), as well as net gain from the disposition of certain property. This tax generally applies to the extent net investment income, when added to other modified adjusted gross income, exceeds $200,000 for an unmarried individual, $250,000 for a married taxpayer filing a joint return (or a surviving spouse), or $125,000 for a married individual filing a separate return. Shareholders should consult their tax advisers regarding the applicability of this tax in respect of their shares.

Tax-exempt income, including exempt-interest dividends paid by the Acquiring Fund, is taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax.

The Acquiring Fund may be required to withhold U.S. federal income tax at a rate of 28% from all distributions (including exempt-interest dividends) and redemption proceeds payable to shareholders who fail to provide the Acquiring Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability, provided the required information is furnished to the IRS.

The Foreign Account Tax Compliance Act (“FATCA”) generally requires the Acquiring Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Acquiring Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Acquiring Fund dividends and distributions and redemption proceeds. The Acquiring Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Investors are urged to consult their own tax advisers regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

The Code provides that every shareholder required to file a tax return must include for information purposes on such return the amount of tax-exempt interest received during the taxable year, including any exempt-interest dividends received from the Acquiring Fund.

With respect to the preferred shares of the Acquiring Fund issued in the Reorganizations, the Acquiring Fund will receive an opinion from special tax counsel that the preferred shares will constitute equity of the Acquiring Fund, and the foregoing discussion and the tax opinion received by the Funds regarding certain aspects of the Reorganizations, including that the Reorganizations will qualify as tax-free reorganizations under the Code, relies on the position that the preferred shares will constitute equity of the Acquiring Fund. Accordingly, distributions with respect to the preferred shares (other than distributions in redemption of preferred shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Acquiring Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes and to the extent allocable to such distribution. Because the treatment of a corporate security as debt or equity is determined on the basis of the facts and circumstances of each case, and no controlling precedent exists for the preferred shares issued in the Reorganizations, there can be no assurance that the IRS will not question special tax counsel’s opinion and the Acquiring Fund’s treatment of the preferred shares as equity. If the IRS were to succeed in such a challenge, holders of preferred shares could be characterized as receiving taxable interest income rather than exempt-interest or other dividends, possibly requiring them to file amended income tax returns and retroactively to recognize additional amounts of ordinary income and pay additional tax, interest, and penalties.

EXPERTS

The financial statements of the Acquiring Fund and the Target Funds appearing in the Funds’ Annual Reports for the year ended October 31, 2015 are incorporated herein. The financial statements as of and for the fiscal years ended October 31, 2015 and 2014 have been audited by KPMG LLP (“KPMG”), independent registered public accounting firm, as set forth in their reports thereon and incorporated herein. Such financial statements are incorporated herein in reliance upon such reports given on the authority of such firm as experts in accounting and auditing. KPMG provides auditing services to the Acquiring Fund and each Target Fund. The principal business address of KPMG is 200 East Randolph, Chicago, Illinois 60601.

During the fiscal year ended October 31, 2014, the Board of each Fund, upon recommendation of the Audit Committee, engaged KPMG as the independent registered public accounting firm to the Funds replacing Ernst & Young LLP (“Ernst & Young”), which resigned as the independent registered public accounting firm effective August 11, 2014 as a result of the subsequently completed acquisition of Nuveen Investments by TIAA.

Ernst & Young’s reports on the Funds for the fiscal years ended prior to October 31, 2014, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the fiscal years ended prior to October 31, 2014 for the Funds and for the period November 1, 2013 through August 11, 2014, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REDEMPTION AND PAYING AGENT

The custodian of the assets of each Fund is State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services. Each Fund’s transfer, shareholder services and dividend disbursing agent and redemption and paying agent is also State Street, 250 Royall Street, Canton, Massachusetts 02021.

ADDITIONAL INFORMATION

A Registration Statement on Form N-14, including amendments thereto, relating to the common shares of the Acquiring Fund offered hereby, has been filed by the Acquiring Fund with the SEC. The Joint Proxy Statement/Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Acquiring Fund and the common shares offered hereby, reference is made to the Acquiring Fund’s Registration Statement. Statements contained in the Joint Proxy Statement/Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

PRO FORMA FINANCIAL INFORMATION

(UNAUDITED)

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganizations had been consummated. The closing of the Reorganizations is contingent upon certain conditions being satisfied or waived, including that shareholders of each Fund, voting separately, must approve the Reorganization(s) for their Fund and that shareholders of the Acquiring Fund must approve the issuance of additional common shares of the Acquiring Fund in connection with the Reorganizations. If one Fund does not obtain the requisite approvals, the closing will not occur for any Fund. These pro forma numbers have been estimated in good faith based on information regarding the Target Funds and Acquiring Fund as of October 31, 2015. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Target Funds and the Acquiring Fund, which are available in their respective annual shareholder reports.

Narrative Description of the Pro Forma Effects of the Reorganizations

Note 1—Reorganization

The unaudited pro forma information has been prepared to give effect to the proposed reorganizations of the Target Funds into the Acquiring Fund pursuant to an Agreement and Plan of Reorganization (the “Plan”) as of the beginning of the period indicated in the table below.

Target Funds	Acquiring Fund	12 Month Period Ended
Nuveen Premium Income Municipal Fund, Inc. (“Premium Income”)	Nuveen Dividend Advantage Municipal Fund (“Acquiring Fund”)	October 31, 2015
Nuveen Investment Quality Municipal Fund, Inc. (“Investment Quality”)
Nuveen Select Quality Municipal Fund, Inc. (“Select Quality”)
Nuveen Premier Municipal Income Fund, Inc. (“Premier Income”)

Note 2—Basis of Pro Forma

Each Reorganization will be accounted for as a tax-free reorganization of investment companies; therefore, no gain or loss will be recognized by the Acquiring Fund or its shareholders as a result of a Reorganization. The Target Funds and the Acquiring Fund are registered closed-end management investment companies. The Reorganizations will be accomplished by the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of the Target Funds by the Acquiring Fund in exchange for shares of the Acquiring Fund and the distribution of such shares to Target Funds’ shareholders in complete liquidation of the Target Funds. The pro forma financial information has been adjusted to reflect the Reorganization costs discussed in Note 4 and the assumption that Premium Income, Investment Quality, Select Quality and Premier Income will make net investment income distributions of $3,057,322, $1,814,482, $751,002 and $304,756, respectively, to their shareholders prior to the Reorganizations. The table below shows the common shares that Target Funds shareholders would have received if the Reorganizations were to have taken place on the period end date in Note 1.

Target Fund	Shares Exchanged
Premium Income	63,369,997
Investment Quality	42,994,577
Select Quality	35,468,758
Premier Income	19,282,509

In accordance with accounting principles generally accepted in the United States of America, each Reorganization will be accounted for as a tax-free reorganization for federal income tax purposes. For financial reporting purposes, the historical cost basis of the investments received from each Target Fund will be carried forward to align ongoing reporting of the realized and unrealized gains and losses of the surviving fund (which will be the Acquiring Fund) with amounts distributable to shareholders for tax purposes.

Fund	Net Assets Applicable to Common Shares	As-of Date
Acquiring Fund	$606,607,295	October 31, 2015
Premium Income	$981,286,854	October 31, 2015
Investment Quality	$665,532,237	October 31, 2015
Select Quality	$548,279,508	October 31, 2015
Premier Income	$297,993,596	October 31, 2015
Nuveen Enhanced Quality Municipal Income Fund Pro Forma(1)	$3,091,316,928	October 31, 2015

(1)	Following the closing of the Reorganizations, the Acquiring Fund will change its name to “Nuveen Enhanced Quality Municipal Income Fund.”

Note 3—Pro Forma Expense Adjustments

The table below reflects adjustments to annual expenses made to the Pro Forma financial information as if the Reorganizations had taken place on the first day of the period as disclosed in Note 1. The pro forma information has been derived from the books and records used in calculating daily net asset values of the Target Funds and the Acquiring Fund and has been prepared in accordance with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect this information. Pro forma expenses do not include the expenses to be charged to the Funds in connection with the Reorganizations. Percentages presented below are the increase (decrease) in expenses divided by the Nuveen Enhanced Quality Municipal Income Fund Pro Forma Net Assets Applicable to Common Shares presented in Note 2. Actual results could differ from those estimates. No other significant pro forma effects are expected to result from the Reorganizations.

	Fee and Expense Increase (Decrease)
Net Expense Category	Dollar Amount	Percentage
Management fees(1)	$(1,251,325)	(0.04)%
Custodian fees(2)	(87,041)	(0.00	)%(3)
Professional fees(2)	(92,268)	(0.00	)%(3)
Other(2)	(81,336)	(0.00	)%(3)

	Fee and Expense Increase (Decrease)
Net Expense Category	Dollar Amount	Percentage
Stock exchange listing fees(2)	$(49,679)	(0.00	)%(3)
Shareholder reporting expenses(2)	(59,220)	(0.00	)%(3)
Shareholder servicing agent fees(2)	(32,400)	(0.00	)%(3)

Total Pro Forma Net Expense Adjustment	$(1,653,269)	(0.05)%

(1)	Reflects the impact of applying the proposed Acquiring Fund’s fund-level management fee rates following the Reorganizations to the combined fund’s average managed assets.
(2)	Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganizations.
(3)	Rounds to less than (0.01)%.

No significant accounting policies will change as a result of the Reorganizations, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. No significant changes to any existing contracts of the Acquiring Fund are expected as a result of the Reorganizations.

Note 4—Reorganization Costs

The Reorganization costs (whether or not the Reorganizations are consummated) will be allocated among the Funds. The costs of the Reorganizations are estimated to be $760,000 for Premium Income, $535,000 for Investment Quality, $430,000 for Select Quality and $260,000 for Premier Income. These costs represent the estimated nonrecurring expenses of the Target Funds in carrying out their obligations under the Plan and consist of management’s estimate of professional service fees, printing costs and mailing charges related to the proposed Reorganizations to be borne by the Target Funds. The Acquiring Fund is expected to be charged approximately $470,000 of expenses in connection with the Reorganizations. The Combined Fund Pro Forma financial information included in Note 2 has been adjusted for costs related to the Reorganizations to be borne by the Funds. Reorganization costs do not include any commissions that would be incurred due to portfolio realignment.

If the Reorganizations had occurred as of October 31, 2015, the Acquiring Fund would not have been required to dispose of securities of the Target Funds in order to comply with its investment policies and restrictions, and would not have sold any material portion (i.e., more than 5% of a Target Fund’s assets) of the securities in the Target Funds’ portfolios solely as a result of the Reorganizations.

Note 5—Accounting Survivor

The Acquiring Fund will be the accounting survivor. The surviving fund will have the portfolio management team, portfolio composition, strategies, investment objectives, expense structure and policies/restrictions of the Acquiring Fund.

Note 6—Capital Loss Carryforward

As of October 31, 2015, the Funds had unused capital loss carryforwards available for federal tax purposes to be applied against future capital gains, if any, per the table below.

	Acquiring Fund	Premium Income	Investment Quality	Select Quality	Premier Income
Expiration:
October 31, 2016	$—	$3,777,643	$1,349,646	$—	$—
October 31, 2017	—	11,817,772	246,669	—	2,039,767
October 31, 2019	—	—	—	—	76,136
Not subject to expiration	10,298,778	—	4,782,591	4,080,913	—

Total	$10,298,778	$15,595,415	$6,378,906	$4,080,913	$2,115,903

APPENDIX A

RATINGS OF INVESTMENTS

Standard & Poor’s Ratings Services

A brief description of the applicable Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business (“Standard & Poor’s” or “S&P”), rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

1.        Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.        Nature of and provisions of the obligation; and

3.        Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

A-1

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

A-2

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s Investors Service, Inc.

A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Moody’s U.S. Municipal ratings are opinions of the investment quality of issuers and issues in the U.S. municipal market. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term rating scale. Historical default and loss rates for obligations rated on the U.S. Municipal Scale are significantly lower than for similarly rated corporate obligations. It is important that users of Moody’s ratings understand these differences when making rating comparisons between the Municipal and Global Scales.

U.S. Municipal Long-Term Debt Ratings

Municipal Ratings are based upon the analysis of five primary factors related to municipal finance: market position, financial position, debt levels, governance, and covenants. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

A-4

Aaa

Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Aa

Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

A

Issuers or issues rated A present above-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Baa

Issuers or issues rated Baa represent average creditworthiness relative to other U.S. municipal or tax- exempt issuers or issues.

Ba

Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

B

Issuers or issues rated B demonstrate weak creditworthiness relative to other U.S. municipal or tax- exempt issuers or issues.

Caa

Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Ca

Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

C

Issuers or issues rated C demonstrate the weakest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

A-5

U.S. Municipal Short-Term Obligation Ratings

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

U.S. Municipal Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

A-6

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Additional Information

Provisional Ratings—(P): When applied to forward delivery bonds, indicates the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

A-7

Refundeds—#: Issues that are secured by escrowed funds held in trust, reinvested in direct, non-callable U.S. government obligations or non-callable obligations unconditionally guaranteed by the U.S. Government or Resolution Funding Corporation are identified with a # (hatch mark) symbol, e.g., #Aaa.

Withdrawn—WR: When Moody’s no longer rates an obligation on which it previously maintained a rating, the symbol WR is employed. Please see Moody’s Guidelines for the Withdrawal of Ratings, available on www.moodys.com.

Not Rated—NR: NR is assigned to an unrated issuer, obligation and/or program.

Fitch Ratings, Inc.

A brief description of the applicable Fitch Ratings, Inc. (“Fitch Ratings” or “Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Long-Term Ratings

Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

A-8

BB

Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B

Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC

Substantial credit risk. Default is a real possibility.

CC

Very high levels of credit risk. Default of some kind appears probable.

C

Exceptionally high levels of credit risk. Default appears imminent or inevitable.

D

Default. Indicates a default. Default generally is defined as one of the following:

•	failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

•	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or

•

the distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Rating category, or categories below ‘B’.

Specific limitations relevant to the structured, project and public finance obligation rating scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

A-9

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to a transaction’s profile other than the agency’s opinion on the relative vulnerability to default of each rated tranche or security.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1

Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3

Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B

Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C

High short-term default risk. Default is a real possibility.

RD

Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

A-10

D

Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

“+” or “-” may be appended to a rating to denote relative status within a major rating category. Such suffixes are not added to short-term ratings other than ‘F1’.

Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

Additional Information

A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

‘Withdrawn’: The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol ‘WD.’

Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.

Rating Outlook: Rating Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.

A-11

APPENDIX B

TAXABLE EQUIVALENT YIELD TABLE

The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the Fund with taxable alternative investments, the table below presents the approximate taxable equivalent yields for individuals for a range of hypothetical tax-free yields assuming the stated marginal federal income tax rates for 2016 listed below. This table should not be considered a representation or guarantee of future results.

TAXABLE EQUIVALENT OF TAX-FREE YIELDS*

Single-Return Bracket	Joint-Return Bracket	Federal Tax Rate	4.00%	4.50%	5.00%	5.50%	6.00%	6.50%	7.00%	7.50%
0-$9,275	0-$18,550	10.0%	4.44%	5.00%	5.56%	6.11%	6.67%	7.22%	7.78%	8.33%
$9,276-$37,650	$18,551-$75,300	15.0%	4.71%	5.29%	5.88%	6.47%	7.06%	7.65%	8.24%	8.82%
$37,651-$91,150	$75,301-$151,900	25.0%	5.33%	6.00%	6.67%	7.33%	8.00%	8.67%	9.33%	10.00%
$91,151-$190,150	$151,901-$231,450	28.0%	5.56%	6.25%	6.94%	7.64%	8.33%	9.03%	9.72%	10.42%
$190,151-$413,350	$231,451-$413,350	33.0%	5.97%	6.72%	7.46%	8.21%	8.96%	9.70%	10.45%	11.19%
$413,351-$415,050	$413,351-$466,950	35.0%	6.15%	6.92%	7.69%	8.46%	9.23%	10.00%	10.77%	11.54%
Over $415,050	Over $466,950	39.6%	6.62%	7.45%	8.28%	9.11%	9.93%	10.76%	11.59%	12.42%

*	Please note that the table does not reflect (i) any federal limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any state or local taxes imposed, or (iii) any alternative minimum taxes or any taxes other than federal personal income taxes.

B-1

Closed-End Funds

Nuveen Investments
Municipal Closed-End Funds

It’s not what you earn, it’s what you keep.®

Annual Report October 31, 2015

NPP
Nuveen Performance Plus Municipal Fund, Inc.

NMA
Nuveen Municipal Advantage Fund, Inc.

NMO
Nuveen Municipal Market Opportunity Fund, Inc.

NAD
Nuveen Dividend Advantage Municipal Fund

NXZ
Nuveen Dividend Advantage Municipal Fund 2

NZF
Nuveen Dividend Advantage Municipal Fund 3

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Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

For better or for worse, the financial markets spent most of the past year waiting for the U.S. Federal Reserve (Fed) to end its accommodative monetary policy. The policy has propped up stock and bond markets since the Great Recession, but the question remains: how will markets behave without its influence? This uncertainty was a considerable source of volatility for stock and bond prices for much of 2015, despite the Fed carefully conveying its intention to raise rates slowly and only when the economy shows evidence of readiness.

As was widely expected, the long-awaited Fed rate hike materialized in mid-December. While the move was interpreted as a vote of confidence on the economy’s underlying strength, the Fed emphasized that future rate increases will be gradual and guided by its ongoing assessment of financial conditions. How efficiently the financial markets process the confluence of rising borrowing costs, softer commodity prices, stubbornly low U.S. inflation, and a strong U.S. dollar, against a backdrop of anemic global economic growth, remains to be seen.

Nevertheless, the global recovery continues to be led by the United States. Policy makers in Europe and Japan are deploying their available tools to try to bolster their economies’ fragile growth, while Chinese authorities have stepped up efforts to manage China’s slowdown. With sentiment regarding China growing increasingly bearish and the Fed now working toward normalizing its interest-rate policy, the actions of the world’s central banks remain under intense scrutiny.

In the meantime, asset prices could continue to churn as risks both known and unknown begin to emerge. In times like these, you can look to a professional investment manager with the experience and discipline to maintain the proper perspective on short-term events. And if the daily headlines do concern you, I encourage you to reach out to your financial advisor. Your financial advisor can help you evaluate your investment strategies in light of current events, your time horizon and risk tolerance.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

December 21, 2015

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Performance Plus Municipal Fund, Inc. (NPP)

Nuveen Municipal Advantage Fund, Inc. (NMA)

Nuveen Municipal Market Opportunity Fund, Inc. (NMO)

Nuveen Dividend Advantage Municipal Fund (NAD)

Nuveen Dividend Advantage Municipal Fund 2 (NXZ)

Nuveen Dividend Advantage Municipal Fund 3 (NZF)

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Portfolio managers Thomas C. Spalding, CFA, and Paul L. Brennan, CFA, review U.S. economic and municipal market conditions, key investment strategies and the twelve-month performance of these six national Funds. Tom has managed NXZ since its inception in 2001 and NPP, NMA, NMO and NAD since 2003. Paul assumed portfolio management responsibility for NZF in 2006.

APPROVED FUND REORGANIZATIONS

During August 2015, the Board of Directors/Trustees of the Nuveen Closed-End Funds approved a series of reorganizations for certain Funds included in this report (the Target Funds) to create one, larger-national Fund (the Acquiring Fund).

The reorganizations are as follows:

Target Funds	Symbol	Acquiring Fund	Symbol
Nuveen Municipal Advantage Fund, Inc.	NMA	Nuveen Dividend Advantage Municipal Fund 3	NZF
Nuveen Dividend Advantage Municipal Fund 2	NXZ	(to be renamed Nuveen Enhanced Municipal Credit
Nuveen Premium Income Municipal Fund 4, Inc.	NPT	Opportunities Fund)

See Notes to Financial Statements, Note 1 – General Information and Significant Accounting Policies, Fund Reorganizations for further information.

What factors affected the U.S. economy and the national municipal market during the twelve-month reporting period ended October 31, 2015?

During this reporting period, the U.S. economy continued to expand at a moderate pace. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008, a level that remained in place until December 2015 when the Fed increased its benchmark rate to a range of 0.25% to 0.50% (subsequent to the close of

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch) Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

this reporting period). At its October 2014 meeting, the Fed announced that it would end its bond-buying stimulus program as of November 1, 2014, after tapering its monthly asset purchases of mortgage-backed and longer-term Treasury securities from the original $85 billion per month to $15 billion per month over the course of seven consecutive meetings (December 2013 through September 2014). In making the announcement, the Fed cited substantial improvement in the labor market as well as sufficient underlying strength in the broader economy to support ongoing progress toward maximum employment in a context of price stability. The Fed also reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions. Additionally, the Fed stated that it would likely maintain the current target range for the fed funds rate for a considerable time, especially if projected inflation continued to run below the Fed’s 2% longer run goal. However, if economic data shows faster progress, the Fed indicated that it could raise the fed funds rate sooner than expected.

The Fed changed its language slightly in December 2014, indicating it would be “patient” in normalizing monetary policy. This shift helped ease investors’ worries that the Fed might raise rates too soon. However, as employment data released early in 2015 continued to look strong, anticipation began building that the Fed could raise its main policy rate as soon as June. As widely expected, after its March meeting, the Fed eliminated “patient” from its statement, but also highlighted the policymakers’ less optimistic view of the economy’s overall health as well as downgraded their inflation projections. The Fed’s April meeting seemed to further signal that a June rate hike was off the table. While the Fed attributed the first quarter’s economic weakness to temporary factors, the meeting minutes from April revealed that many Committee members believed the economic data available in June would be insufficient to meet the Fed’s criteria for initiating a rate increase. The June meeting bore out that presumption and the Fed decided to keep the target rate near zero. But the Committee also continued to telegraph the likelihood of at least one rate increase in 2015, which many analysts forecasted for September.

During the September 2015 meeting, the Fed decided to keep the federal funds rate near zero despite broad speculation that it would increase rates. The Committee said it will keep the rate near zero until the economy has seen further improvement toward reaching the Fed’s goals of maximum employment and inflation approaching 2%. At the Fed’s October 2015 meeting, the Committee again held steady, while opening the door for a potential December rate hike. (The Fed did raise rates at its December meeting, subsequent to the close of this reporting period.)

The U.S. economy proved to be fairly resilient compared to other economies around the globe, boosted by an improving job market, declining gas prices and low mortgage rates. According to the government’s gross domestic product (GDP) “second” estimate, the U.S. economy increased at a 2.1% annualized rate in the third quarter of 2015, compared with increases of 3.9% in the second quarter, 0.6% in the first quarter of 2015 and 2.2% in the fourth quarter 2014. The deceleration in real GDP in the third quarter primarily reflected a downturn in private inventory investment and decelerations in exports, in nonresidential fixed investment, in state and local government spending and in residential fixed investment that were partly offset by a deceleration in imports. The Consumer Price Index (CPI) increased 0.2% essentially unchanged year-over-year as of October 2015. The core CPI (which excludes food and energy) increased 0.2% during the same period, below the Fed’s unofficial longer term inflation objective of 2.0%. As of October 2015, the U.S. unemployment rate was 5.0%, a figure that is also considered “full employment” by some Fed officials. The housing market continued to post consistent gains as of its most recent reading for September 2015. The average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 5.5% for the twelve months ended September 2015 (most recent data available at the time this report was prepared).

The municipal bond market traded sideways, meaning it ended the reporting period nearly where it started, with considerable volatility in between. With the Fed delaying the start of its interest rate normalization at each successive policy meeting, yet still signaling that a rate hike was likely in 2015, market participants remained highly focused on reassessing the Fed’s timing. Complicating the forecasts were global macroeconomic concerns, particularly related to China’s slowdown and currency devaluations around the world, as well as an easing of inflation concerns, driven by a stronger U.S. dollar and weakening commodity prices. The municipal market’s supply-demand balance generally remained favorable over this reporting period. Issuance was unusually strong at the beginning of 2015, fueling concerns about potential oversupply conditions. Over the twelve months ended

6	Nuveen Investments

October 31, 2015, municipal bond issuance nationwide totaled $416.9 billion, an increase of 30.4% from the issuance for the twelve-month period ended October 31, 2014. The elevation in gross issuance is due mostly to increased refunding deals as issuers have been actively and aggressively refunding their outstanding debt given the very low interest rate environment. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 40%-60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. In fact, the total municipal bonds outstanding has actually declined in each of the past four calendar years. So, the gross is elevated, but the net is not and this has been an overall positive technical factor on municipal bond investment performance.

What key strategies were used to manage these Funds during the twelve-month reporting period ended October 31, 2015?

Despite the volatility during this reporting period, the low interest rate environment continued to attract investors to spread products, including municipal bonds. Credit spreads relative to Treasuries continued to tighten, helping the broad municipal market achieve a small gain over the twelve-month reporting period. We continued to take a bottom-up approach to identifying sectors that appeared undervalued as well as individual credits that had the potential to perform well over the long term and helped us keep the Funds fully invested.

Much of our trading activity during the reporting period was focused on pursuing our investment objectives. In general, these six Funds maintained their overall positioning strategies, emphasizing intermediate and longer maturities, lower rated credits and sectors offering higher yields. We also have become more selective at the individual issue level. As investor demand for municipal securities has increased and created a slight supply-demand imbalance, we’ve started to see underwriters bring new issues to market that are structured with terms more favorable to the issuer and perhaps less advantageous to the investor than in the recent past. In cases where our convictions have been less certain, we’ve sought compensation for the additional risk or have passed on the deal all together.

In NPP, NMA, NAD and NXZ, we added bonds issued for the City of Chicago and in NPP and NXZ, we added bonds issued for New Jersey because the credits were available at attractive prices, particularly given the insured structure of the Chicago bond and the higher credit quality of the New Jersey issue. NZF continued to favor longer maturity and lower rated credits and saw a modest increase in higher yielding sectors such as health care and transportation. The health care sector has been an attractive source of ideas for us and has continued to be an overweight position in NZF. The advent of the Affordable Health Care Act has encouraged health care providers to increase the scale of their businesses through affiliations and consolidations. Fundamentals in the transportation sector also remain compelling, in our view, for several reasons. The lower commodity price environment has provided fuel savings to airlines and to consumers, while the generally improved economy has encouraged more vehicle traffic and air travel. Operators have gained more pricing power recently and therefore can charge customers more. Finally, more transportation projects are being funded, providing additional sources of opportunities for us. In addition to our purchases in the health care and transportation sectors, we also bought a newly issued higher education credit in NZF during the reporting period, as we believe this higher education bond’s long-term prospects appear favorable.

Three of the Funds, NMA, NXZ and NZF, increased their exposure to lower credit quality bonds (BBB rated and below) during this reporting period, while remaining within their investment policy target ranges. We continue to believe that lower rated municipal bonds represent attractive long-term investments and that fundamentals remain strong in the current market environment. In particular, the high yield municipal bond market currently features attractive yields and spreads, as well as declining default rates that should continue to benefit in the improving economic environment. Furthermore, high yield municipal bonds have historically responded favorably to a rising interest rate environment.

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

Cash for purchases was generated primarily by proceeds from called and matured bonds, which we worked to redeploy to keep the Funds fully invested and support their income streams. As previously mentioned, call activity was elevated during the reporting period, providing ample cash and driving much of our trading. In addition, NMO trimmed some of its holding of American Airlines common stock, which performed well as the company has emerged from bankruptcy. The Fund received American Airlines stock when its holding of bonds issued by Puerto Rico Ports Authority for American Airlines was converted into equity as part of the merger with US Airways, which was completed in December 2013. Over time, we expect to sell these shares and reinvest the proceeds into municipal bonds.

As of October 31, 2015, all of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.

How did the Funds perform during the twelve-month reporting period ended October 31, 2015?

The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the one-year, five-year and ten-year periods ended October 31, 2015. Each Fund’s total returns at net asset value (NAV) are compared with the performance of a corresponding market index and Lipper classification average.

For the twelve months ended October 31, 2015, the total returns on common share NAV for all six of these Funds outperformed the return for the national S&P Municipal Bond Index. For the same period, NMA, NMO and NXZ outperformed, and NPP, NAD and NZF performed in line with the average return for the Lipper General & Insured Leveraged Municipal Debt Funds Classification Average. Key management factors that influenced the Funds’ returns included duration and yield curve positioning, credit exposure and sector allocation. Keeping the Funds fully invested throughout the reporting period also was beneficial for performance. In addition, the use of regulatory leverage was an important positive factor affecting the Funds’ performance. Leverage is discussed in more detail later in the Fund Leverage section of this report.

In this reporting period, municipal bonds with intermediate and longer maturities generally outperformed those with shorter maturities. As interest rates remained relatively stable over the reporting period, the higher yields at the longer end of the maturity range provided a boost to their total returns. In general, the Funds’ durations and yield curve positioning were the main drivers of relative outperformance versus the benchmark for this reporting period. Consistent with our long term strategy, these Funds tended to have longer durations than the municipal market in general, with overweightings in the longer parts of the yield curve that performed well and underweightings in the underperforming shorter end of the curve. This was especially true in NZF, where greater sensitivity to changes in interest rates benefited the Fund’s performance. The positioning of NMA and NMO, which had the shortest durations among these Funds, was slightly less advantageous and the two Funds received less benefit from duration. For NPP, NMA, NMO, NAD and NXZ, exposure to zero coupon bonds was especially advantageous, as these bonds performed well in this reporting period due to their higher durations. NZF had a smaller weighting than the other five Funds in zero coupon bonds, which resulted in a smaller contribution to performance.

During this reporting period, lower rated bonds generally outperformed higher quality bonds. Investors have been more willing to accept risk, as credit fundamentals have broadly continued to improve and demand for higher-yielding assets remained robust in the low interest rate environment. For these six Funds, credit exposure had a positive impact on performance, although to a lesser extent than duration/yield curve positioning. These Funds tended to have overweights in A rated and BBB rated bonds, which outperformed the benchmark and underweights in the AAA rated and AA rated categories, which lagged the benchmark.

8	Nuveen Investments

Sector allocation also had a small, but positive effect on relative performance for these six Funds. For this reporting period, tobacco was the best performing sector in the municipal market by a wide margin. Tobacco settlement bonds, which are repaid from the money U.S. tobacco companies owe to states under the 1998 Master Settlement Agreement, rallied strongly during this reporting period on several positive developments. After a decade of falling smoking rates, tobacco shipments were up year-to-date in 2015. Declining commodity prices have provided smokers with more disposable income to buy cigarettes after filling their gas tanks and paying their heating bills. Higher tobacco revenues are bolstering confidence that the tobacco settlement bonds can make timely payments. The sector also benefited from a constructive development on the litigation front. In October 2015, a dispute between the New York Attorney General and tobacco companies was settled, releasing funds from an escrow account to the state and making the money available for bond payments. The municipal market viewed this favorably, as several other states with disputed money held in escrow also may be likely to reach a settlement. The release of these funds would mean an improvement in the sector’s fundamentals and possibly these bonds’ credit ratings, many of which are rated below investment grade. We would also point out that, as the tobacco sector has been trading at deeply discounted levels, the rally had considerable upside, further boosting performance during this reporting period. Relative to the benchmark, all six Funds held overweight exposures to tobacco bonds, which was beneficial to performance.

NMO also benefited from its holding of strong performing American Airlines common stock, as described earlier in the key strategies section. American’s share price rose, in part, due to a boost in profits from lower fuel prices.

However, other positions slightly detracted from performance in this reporting period. NPP, NMA, NMO, NAD and NAX had small allocations to bonds linked to Puerto Rico, the City of Chicago and the State of Illinois, which modestly dampened performance as these credits underperformed the broad market.

An Update Involving Puerto Rico

As noted in the Funds’ previous shareholder reports, we continue to monitor situations in the broader municipal market for any impact on the Funds’ holdings and performance: the ongoing economic problems of Puerto Rico is one such case. Puerto Rico’s continued economic weakening, escalating debt service obligations, and long standing inability to deliver a balanced budget led to multiple downgrades on its debt over the past two years. Puerto Rico has warned investors since 2014 that the island’s debt burden may be unsustainable and the Commonwealth has been exploring various strategies to deal with this burden, including Chapter 9 bankruptcy, which is currently not available by law.

In terms of Puerto Rico holdings, shareholders should note that, as of the end of this reporting period, NPP, NMA, NMO, NAD and NXZ had limited exposure to Puerto Rico debt, 0.65%, 0.48%, 0.52%, 0.50% and 0.30%, respectively, at the end of the reporting period, while NZF did not hold any Puerto Rico bonds. The Puerto Rico credits offered higher yields, added diversification and triple exemption (i.e., exemption from most federal, state and local taxes). Puerto Rico general obligation debt is currently rated Caa2/CC/CC (below investment grade) by Moody’s, S&P and Fitch, respectively, with negative outlooks.

Nuveen Investments	9

Fund

Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund’s net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Leverage made a positive contribution to the performance of these Funds over this reporting period.

As of October 31, 2015, the Funds’ percentages of leverage are as shown in the accompanying table.

	NPP	NMA	NMO	NAD	NXZ	NZF
Effective Leverage*	37.49%	34.53%	35.91%	34.11%	33.77%	35.01%
Regulatory Leverage*	35.57%	30.84%	33.46%	30.40%	29.68%	28.78%
*	Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

10	Nuveen Investments

THE FUNDS’ REGULATORY LEVERAGE

As of October 31, 2015, the Funds have issued and outstanding Institutional MuniFund Term Preferred (iMTP) Shares, Variable Rate MuniFund Term Preferred (VMTP) Shares and/or Variable Rate Demand Preferred (VRDP) Shares as shown in the accompanying table.

	iMTP Shares		VMTP Shares		VRDP Shares
Fund	Series	Shares Issued at Liquidation Value	Series	Shares Issued at Liquidation Value	Series	Shares Issued at Liquidation Value	Total
NPP	—	—	2018	$535,000,000	—	—	$535,000,000
NMA	—	—	—	—	1	$268,800,000	$268,800,000
NMO	—	—	—	—	1	$350,900,000	$350,900,000
NAD	—	—	2016	$265,000,000	—	—	$265,000,000
NXZ	—	—	—	—	2	$196,000,000	$196,000,000
NZF	2017	$150,000,000	2017	$81,000,000	—	—	$231,000,000

During the current reporting period, NPP refinanced all of its outstanding VMTP Shares with the issuance of new VMTP Shares.

Refer to Notes to Financial Statements, Note 4 – Fund Shares, Preferred Shares for further details on iMTP, VMTP and VRDP Shares and each Fund’s respective transactions.

Nuveen Investments	11

Common Share

Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of October 31, 2015. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investments value changes.

During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Ex-Dividend Date	NPP	NMA	NMO	NAD	NXZ	NZF
November 2014	$0.0770	$0.0670	$0.0670	$0.0740	$0.0715	$0.0625
December	0.0770	0.0670	0.0670	0.0740	0.0715	0.0625
January	0.0770	0.0670	0.0670	0.0740	0.0715	0.0625
February	0.0770	0.0670	0.0670	0.0740	0.0715	0.0625
March	0.0770	0.0660	0.0670	0.0740	0.0680	0.0640
April	0.0770	0.0660	0.0670	0.0740	0.0680	0.0640
May	0.0770	0.0660	0.0670	0.0740	0.0680	0.0640
June	0.0730	0.0660	0.0635	0.0710	0.0680	0.0665
July	0.0730	0.0660	0.0635	0.0710	0.0680	0.0665
August	0.0730	0.0660	0.0635	0.0710	0.0680	0.0665
September	0.0730	0.0660	0.0635	0.0710	0.0650	0.0665
October 2015	0.0730	0.0660	0.0635	0.0710	0.0650	0.0665

Ordinary Income Distribution*	$0.0002	$0.0007	$0.0006	$0.0001	$0.0001	$0.0017

Market Yield**	5.93%	5.86%	5.69%	6.06%	5.66%	5.76%

Taxable-Equivalent Yield**	8.24%	8.14%	7.90%	8.42%	7.86%	8.00%
*	Distribution paid in December 2014.
**	Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28.0%. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of October 31, 2015, all the Funds had positive UNII balances for tax purposes and positive UNII balances for financial reporting purposes.

12	Nuveen Investments

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

COMMON SHARE REPURCHASES

During August 2015, the Funds’ Board of Directors/Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of October 31, 2015, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NPP	NMA	NMO	NAD	NXZ	NZF
Common shares cumulatively repurchased and retired	0	37,700	0	0	24,900	47,500
Common shares authorized for repurchase	6,005,000	3,930,000	4,585,000	3,930,000	2,945,000	3,630,000

During the current reporting period, the following Funds repurchased and retired their common shares at a weighted average price per common share and a weighted average discount per common share as shown in the accompanying table.

	NMA	NXZ	NZF
Common shares repurchased and retired	37,700	24,900	17,500
Weighted average price per common share repurchased and retired	$13.23	$13.53	$13.60
Weighted average discount per common share repurchased and retired	12.82%	13.24%	12.55%

OTHER COMMON SHARE INFORMATION

As of October 31, 2015, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NPP	NMA	NMO	NAD	NXZ	NZF
Common share NAV	$16.15	$15.34	$15.21	$15.44	$15.76	$15.75
Common share price	$14.77	$13.52	$13.39	$14.05	$13.78	$13.86
Premium/(Discount) to NAV	(8.54)%	(11.86)%	(11.97)%	(9.00)%	(12.56)%	(12.00)%
12-month average premium/(discount) to NAV	(10.26)%	(11.96)%	(11.92)%	(9.54)%	(12.13)%	(12.52)%

Nuveen Investments	13

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Performance Plus Municipal Fund, Inc. (NPP)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NPP.

Nuveen Municipal Advantage Fund, Inc. (NMA)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NMA.

Nuveen Municipal Market Opportunity Fund, Inc. (NMO)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NMO.

Nuveen Dividend Advantage Municipal Fund (NAD)

Nuveen Dividend Advantage Municipal Fund 2 (NXZ)

Nuveen Dividend Advantage Municipal Fund 3 (NZF)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Funds’ web page at www.nuveen.com/NAD, www.nuveen.com/NXZ, www.nuveen.com/NZF.

14	Nuveen Investments

NPP

Nuveen Performance Plus Municipal Fund, Inc.

Performance Overview and Holding Summaries as of October 31, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of October 31, 2015

	Average Annual
	1-Year	5-Year	10-Year
NPP at Common Share NAV	4.64%	7.48%	6.41%
NPP at Common Share Price	7.56%	6.36%	6.59%
S&P Municipal Bond Index	2.87%	4.41%	4.69%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	4.65%	7.47%	6.22%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Nuveen Investments	15

NPP    Performance Overview and Holding Summaries as of October 31, 2015 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	154.8%
Corporate Bonds	0.0%
Other Assets Less Liabilities	3.3%
Net Assets Plus Floating Rate Obligations & VMTP Shares, at Liquidation Value	158.1%
Floating Rate Obligations	(2.9)%
VMTP Shares, at Liquidation Value	(55.2)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Transportation	20.0%
Tax Obligation/Limited	18.7%
Health Care	17.5%
Tax Obligation/General	14.9%
U.S. Guaranteed	7.7%
Utilities	6.8%
Consumer Staples	6.7%
Other	7.7%
Total	100%

States and Territories

(% of total municipal bonds)

Illinois	17.0%
California	12.7%
Texas	10.9%
Colorado	6.8%
Ohio	4.4%
Florida	4.3%
Nevada	3.7%
New York	3.7%
New Jersey	3.6%
Indiana	3.2%
Pennsylvania	2.9%
Michigan	2.8%
South Carolina	2.6%
Virginia	2.5%
Other	18.9%
Total	100%

Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	13.7%
AA	49.8%
A	19.8%
BBB	7.6%
BB or Lower	7.7%
N/R (not rated)	1.4%
Total	100%

16	Nuveen Investments

NMA

Nuveen Municipal Advantage Fund, Inc.

Performance Overview and Holding Summaries as of October 31, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of October 31, 2015

	Average Annual
	1-Year	5-Year	10-Year
NMA at Common Share NAV	4.83%	7.23%	6.12%
NMA at Common Share Price	4.33%	4.77%	5.41%
S&P Municipal Bond Index	2.87%	4.41%	4.69%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	4.65%	7.47%	6.22%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Nuveen Investments	17

NMA    Performance Overview and Holding Summaries as of October 31, 2015 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	144.8%
Corporate Bonds	0.0%
Other Assets Less Liabilities	3.8%
Net Assets Plus Floating Rate Obligations & VRDP Shares, at Liquidation Value	148.6%
Floating Rate Obligations	(4.0)%
VRDP Shares, at Liquidation Value	(44.6)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Health Care	20.0%
Transportation	19.7%
Tax Obligation/General	15.7%
Tax Obligation/Limited	14.8%
U.S. Guaranteed	11.0%
Consumer Staples	5.8%
Utilities	4.9%
Other	8.1%
Total	100%

States and Territories

(% of total municipal bonds)

California	15.6%
Texas	11.0%
Illinois	10.0%
Colorado	9.3%
Ohio	5.5%
New York	5.3%
Louisiana	4.3%
Indiana	3.9%
Michigan	3.6%
Nevada	3.5%
Florida	2.7%
Massachusetts	2.6%
Arizona	2.3%
Oklahoma	2.1%
Other	18.3%
Total	100%

Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	18.6%
AA	46.2%
A	17.2%
BBB	8.7%
BB or Lower	7.6%
N/R (not rated)	1.7%
Total	100%

18	Nuveen Investments

NMO

Nuveen Municipal Market Opportunity Fund, Inc.

Performance Overview and Holding Summaries as of October 31, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of October 31, 2015

	Average Annual
	1-Year	5-Year	10-Year
NMO at Common Share NAV	5.16%	7.60%	6.07%
NMO at Common Share Price	4.37%	4.75%	5.75%
S&P Municipal Bond Index	2.87%	4.41%	4.69%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	4.65%	7.47%	6.22%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Nuveen Investments	19

NMO    Performance Overview and Holding Summaries as of October 31, 2015 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	147.7%
Common Stocks	0.4%
Corporate Bonds	0.0%
Other Assets Less Liabilities	5.2%
Net Assets Plus Floating Rate Obligations & VRDP Shares, at Liquidation Value	153.3%
Floating Rate Obligations	(3.0)%
VRDP Shares, at Liquidation Value	(50.3)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Transportation	23.0%
Health Care	19.6%
Tax Obligation/Limited	16.2%
Tax Obligation/General	14.9%
U.S. Guaranteed	7.1%
Consumer Staples	6.4%
Utilities	5.7%
Other	7.1%
Total	100%

States and Territories

(% of total municipal bonds)

California	15.2%
Illinois	11.4%
Texas	9.5%
Colorado	6.0%
Ohio	5.8%
Michigan	5.3%
New York	4.9%
Nevada	4.6%
Pennsylvania	4.2%
Florida	3.3%
New Jersey	3.1%
Virginia	3.0%
Indiana	2.4%
Washington	2.3%
Other	19.0%
Total	100%

Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	14.2%
AA	47.9%
A	20.7%
BBB	7.7%
BB or Lower	8.4%
N/R (not rated)	0.9%
N/A (not applicable)	0.2%
Total	100%

20	Nuveen Investments

NAD

Nuveen Dividend Advantage Municipal Fund

Performance Overview and Holding Summaries as of October 31, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of October 31, 2015

	Average Annual
	1-Year	5-Year	10-Year
NAD at Common Share NAV	4.43%	7.30%	6.24%
NAD at Common Share Price	5.57%	6.14%	6.09%
S&P Municipal Bond Index	2.87%	4.41%	4.69%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	4.65%	7.47%	6.22%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Nuveen Investments	21

NAD    Performance Overview and Holding Summaries as of October 31, 2015 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	144.0%
Corporate Bonds	0.0%
Investment Companies	0.1%
Other Assets Less Liabilities	3.8%
Net Assets Plus Floating Rate Obligations & VMTP Shares, at Liquidation Value	147.9%
Floating Rate Obligations	(4.2)%
VMTP Shares, at Liquidation Value	(43.7)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Transportation	20.5%
Health Care	20.3%
Tax Obligation/Limited	18.3%
Tax Obligation/General	14.4%
U.S. Guaranteed	7.6%
Consumer Staples	6.3%
Utilities	4.2%
Other	8.4%
Total	100%

States and Territories

(% of total municipal bonds)

Illinois	14.3%
California	9.7%
Texas	8.8%
Colorado	7.8%
Nevada	5.7%
Washington	5.3%
New York	4.9%
Florida	4.8%
Michigan	4.2%
New Jersey	4.1%
Ohio	4.0%
Wisconsin	3.3%
Indiana	2.7%
Louisiana	2.3%
Other	18.1%
Total	100%

Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	12.3%
AA	55.2%
A	19.3%
BBB	5.1%
BB or Lower	6.4%
N/R (not rated)	1.6%
N/A (not applicable)	0.1%
Total	100%

22	Nuveen Investments

NXZ

Nuveen Dividend Advantage Municipal Fund 2

Performance Overview and Holding Summaries as of October 31, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of October 31, 2015

	Average Annual
	1-Year	5-Year	10-Year
NXZ at Common Share NAV	4.94%	7.63%	6.29%
NXZ at Common Share Price	3.53%	5.33%	5.20%
S&P Municipal Bond Index	2.87%	4.41%	4.69%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	4.65%	7.47%	6.22%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Nuveen Investments	23

NXZ    Performance Overview and Holding Summaries as of October 31, 2015 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	143.1%
Corporate Bonds	0.0%
Other Assets Less Liabilities	3.3%
Net Assets Plus Floating Rate Obligations & VRDP Shares, at Liquidation Value	146.4%
Floating Rate Obligations	(4.2)%
VRDP Shares, at Liquidation Value	(42.2)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Tax Obligation/Limited	18.9%
Health Care	16.7%
Transportation	15.2%
Tax Obligation/General	15.1%
U.S. Guaranteed	8.2%
Consumer Staples	7.1%
Utilities	6.3%
Water and Sewer	3.4%
Other	9.1%
Total	100%

States and Territories

(% of total municipal bonds)

Texas	15.7%
Illinois	12.6%
California	12.0%
Michigan	6.5%
New York	6.5%
Colorado	5.6%
South Carolina	3.3%
Georgia	3.2%
Nevada	2.9%
Indiana	2.9%
Ohio	2.5%
Pennsylvania	2.3%
Florida	2.3%
New Jersey	2.0%
Other	19.7%
Total	100%

Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	14.1%
AA	51.7%
A	15.9%
BBB	7.4%
BB or Lower	8.8%
N/R (not rated)	2.1%
Total	100%

24	Nuveen Investments

NZF

Nuveen Dividend Advantage Municipal Fund 3

Performance Overview and Holding Summaries as of October 31, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of October 31, 2015

	Average Annual
	1-Year	5-Year	10-Year
NZF at Common Share NAV	4.57%	7.20%	6.32%
NZF at Common Share Price	6.21%	5.16%	5.97%
S&P Municipal Bond Index	2.87%	4.41%	4.69%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	4.65%	7.47%	6.22%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Nuveen Investments	25

NZF    Performance Overview and Holding Summaries as of October 31, 2015 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	144.8%
Corporate Bonds	0.0%
Investment Companies	0.6%
Other Assets Less Liabilities	2.2%
Net Assets Plus Floating Rate Obligations, iMTP shares at Liquidation Value & VMTP Shares, at Liquidation Value	147.6%
Floating Rate Obligations	(7.2)%
iMTP Share, at Liquidation Value	(26.2)%
VMTP Shares, at Liquidation Value	(14.2)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Health Care	18.8%
Tax Obligation/Limited	17.8%
Transportation	15.7%
Tax Obligation/General	10.4%
Utilities	7.8%
Water and Sewer	6.8%
Education and Civic Organizations	5.2%
U.S. Guaranteed	5.1%
Consumer Staples	4.8%
Other	7.6%
Total	100%

States and Territories

(% of total municipal bonds)

Texas	13.9%
Illinois	10.6%
California	10.2%
Indiana	7.1%
New York	6.3%
Michigan	4.7%
Washington	4.0%
Ohio	4.0%
Nevada	3.7%
Florida	3.1%
Louisiana	3.1%
Colorado	3.1%
Georgia	2.9%
Massachusetts	2.7%
Kentucky	2.4%
Other	18.2%
Total	100%

Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	9.6%
AA	41.4%
A	21.0%
BBB	13.3%
BB or Lower	6.4%
N/R (not rated)	7.9%
N/A (not applicable)	0.4%
Total	100%

26	Nuveen Investments

Shareholder

Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on August 5, 2015 for NPP, NMA, NMO, NAD, NXZ and NZF; at this meeting the shareholders were asked to elect Board Members.

	NPP		NMA		NMO
	Common and Preferred shares voting together as a class	Preferred Shares	Common and Preferred shares voting together as a class	Preferred Shares	Common and Preferred shares voting together as a class	Preferred shares voting together as a class
William Adams IV
For	51,615,063	—	31,398,293	—	36,322,718	—
Withhold	1,206,985	—	1,820,810	—	2,291,215	—
Total	52,822,048	—	33,219,103	—	38,613,933	—
Jack B. Evans
For	51,538,964	—	31,357,511	—	36,306,237	—
Withhold	1,283,084	—	1,861,592	—	2,307,696	—
Total	52,822,048	—	33,219,103	—	38,613,933	—
William C. Hunter
For	—	5,350	—	924	—	2,660
Withhold	—	—	—	882	—	550
Total	—	5,350	—	1,806	—	3,210
David J. Kundert
For	51,601,940	—	31,337,181	—	36,285,748	—
Withhold	1,220,108	—	1,881,922	—	2,328,185	—
Total	52,822,048	—	33,219,103	—	38,613,933	—
John K. Nelson
For	51,621,993	—	31,398,686	—	36,321,200	—
Withhold	1,200,055	—	1,820,417	—	2,292,733	—
Total	52,822,048	—	33,219,103	—	38,613,933	—
William J. Schneider
For	—	5,350	—	924	—	2,660
Withhold	—	—	—	882	—	550
Total	—	5,350	—	1,806	—	3,210
Thomas S. Schreier, Jr.
For	51,554,352	—	31,375,453	—	36,307,412	—
Withhold	1,267,696	—	1,843,650	—	2,306,521	—
Total	52,822,048	—	33,219,103	—	38,613,933	—
Judith M. Stockdale
For	51,567,283	—	31,345,129	—	36,304,432	—
Withhold	1,254,765	—	1,873,974	—	2,309,501	—
Total	52,822,048	—	33,219,103	—	38,613,933	—
Carole E. Stone
For	51,652,513	—	31,343,101	—	36,310,071	—
Withhold	1,169,535	—	1,876,002	—	2,303,862	—
Total	52,822,048	—	33,219,103	—	38,613,933	—
Virginia L. Stringer
For	51,609,122	—	31,338,857	—	36,306,953	—
Withhold	1,212,926	—	1,880,246	—	2,306,980	—
Total	52,822,048	—	33,219,103	—	38,613,933	—
Terence J. Toth
For	51,593,804	—	31,369,718	—	36,303,866	—
Withhold	1,228,244	—	1,849,385	—	2,310,067	—
Total	52,822,048	—	33,219,103	—	38,613,933	—

Nuveen Investments	27

Shareholder Meeting Report (continued)

	NAD		NXZ		NZF
	Common and Preferred shares voting together as a class	Preferred Shares	Common and Preferred shares voting together as a class	Preferred Shares	Common and Preferred shares voting together as a class	Preferred shares voting together as a class
William Adams IV
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
Jack B. Evans
For	33,271,100	—	24,368,070	—	26,902,710	—
Withhold	957,944	—	929,010	—	3,925,717	—
Total	34,229,044	—	25,297,080	—	30,828,427	—
William C. Hunter
For	—	2,650	—	293	—	25,810
Withhold	—	—	—	1,274	—	—
Total	—	2,650	—	1,567	—	25,810
David J. Kundert
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
John K. Nelson
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
William J. Schneider
For	—	2,650	—	293	—	25,810
Withhold	—	—	—	1,274	—	—
Total	—	2,650	—	1,567	—	25,810
Thomas S. Schreier, Jr.
For	33,265,381	—	24,378,636	—	26,933,207	—
Withhold	963,663	—	918,444	—	3,895,220	—
Total	34,229,044	—	25,297,080	—	30,828,427	—
Judith M. Stockdale
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
Carole E. Stone
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
Virginia L. Stringer
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
Terence J. Toth
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—

28	Nuveen Investments

Report of

Independent Registered Public Accounting Firm

To the Board of Directors/Trustees and Shareholders of

Nuveen Performance Plus Municipal Fund, Inc.

Nuveen Municipal Advantage Fund, Inc.

Nuveen Municipal Market Opportunity Fund, Inc.

Nuveen Dividend Advantage Municipal Fund

Nuveen Dividend Advantage Municipal Fund 2

Nuveen Dividend Advantage Municipal Fund 3:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 2 and Nuveen Dividend Advantage Municipal Fund 3 (the “Funds”) as of October 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statements of cash flows for the year then ended and the financial highlights for each of the years in the two-year period then ended. The financial highlights for the periods presented through October 31, 2013, were audited by other auditors whose report dated December 27, 2013, expressed an unqualified opinion on those financial highlights. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2015, the results of their operations for the year then ended, the changes in their net assets each of the years in the two-year period then ended, their cash flows for the year then ended and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

December 28, 2015

Nuveen Investments	29

NPP

Nuveen Performance Plus Municipal Fund, Inc.
Portfolio of Investments	October 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 154.8% (100.0% of Total Investments)

	MUNICIPAL BONDS – 154.8% (100.0% of Total Investments)

	Alaska – 1.1% (0.7% of Total Investments)

	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A:
$8,500	5.000%, 6/01/32	1/16 at 100.00	B	$7,722,335
3,545	5.000%, 6/01/46	1/16 at 100.00	B	2,977,375
12,045	Total Alaska			10,699,710

	Arizona – 0.9% (0.6% of Total Investments)

7,780	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Airport Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	A+	8,572,160

	Arkansas – 0.4% (0.3% of Total Investments)

5,080	Independence County, Arkansas, Hydroelectric Power Revenue Bonds, Series 2003, 5.350%, 5/01/28 – ACA Insured	1/16 at 100.00	N/R	4,294,784

	California – 19.7% (12.7% of Total Investments)

3,500	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 5.450%, 10/01/25 – AMBAC Insured	10/17 at 100.00	BBB+	3,776,885
4,225	Alameda Unified School District, Alameda County, California, General Obligation Bonds, Series 2005B, 0.000%, 8/01/28 – AGM Insured	No Opt. Call	AA	2,754,573
15,870	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement Project, Series 1997C, 0.000%, 9/01/20 – AGM Insured	No Opt. Call	AA	14,574,532
5,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2013S-4, 5.000%, 4/01/38	4/23 at 100.00	AA–	5,576,100
3,250	California Department of Water Resources, Power Supply Revenue Bonds, Refunding Series 2008H, 5.000%, 5/01/22 – AGM Insured	5/18 at 100.00	AA	3,594,565
	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006:
5,000	5.000%, 4/01/37	4/16 at 100.00	A+	5,064,150
7,000	5.250%, 4/01/39	4/16 at 100.00	A+	7,092,610
2,330	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series 2010A, 5.750%, 7/01/40	7/20 at 100.00	Baa2	2,546,038
3,700	California Pollution Control Financing Authority, Revenue Bonds, Pacific Gas and Electric Company, Series 2004C, 4.750%, 12/01/23 – FGIC Insured (Alternative Minimum Tax)	6/17 at 100.00	A3	3,886,961
1,300	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2013I, 5.000%, 11/01/38	11/23 at 100.00	A+	1,467,973
6,435	California State, General Obligation Bonds, Refunding Series 2002, 6.000%, 4/01/16 – AMBAC Insured	No Opt. Call	AA–	6,594,974
5,000	California State, General Obligation Bonds, Refunding Series 2005, 5.000%, 3/01/31 (Pre-refunded 3/01/16)	3/16 at 100.00	A+ (4)	5,081,650
16,000	California State, General Obligation Bonds, Various Purpose Series 2007, 5.000%, 6/01/37	6/17 at 100.00	AA–	16,983,520
10,000	California State, General Obligation Bonds, Various Purpose Series 2011, 5.000%, 10/01/41	10/21 at 100.00	AA–	11,227,000
3,770	California Statewide Communities Development Authority, Revenue Bonds, Cottage Health System Obligated Group, Series 2010, 5.250%, 11/01/30	11/20 at 100.00	AA–	4,273,672
3,000	California Statewide Community Development Authority, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2008C, 5.625%, 7/01/35	7/18 at 100.00	A	3,273,840
5,000	Coast Community College District, Orange County, California, General Obligation Bonds, Series 2006C, 5.000%, 8/01/32 (Pre-refunded 8/01/18) – AGM Insured	8/18 at 100.00	Aa1 (4)	5,580,950

30	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$7,240	Desert Community College District, Riverside County, California, General Obligation Bonds, Election 2004 Series 2007C, 0.000%, 8/01/28 – AGM Insured	8/17 at 56.01	AA	$3,946,669
910	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A, 0.000%, 1/15/42	1/31 at 100.00	BBB–	691,345
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
2,345	4.500%, 6/01/27	6/17 at 100.00	B+	2,301,336
7,750	5.000%, 6/01/33	6/17 at 100.00	B	6,913,853
1,500	5.125%, 6/01/47	6/17 at 100.00	B	1,273,995
10,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B	8,903,700
2,500	Huntington Beach Union High School District, Orange County, California, General Obligation Bonds, Series 2007, 0.000%, 8/01/32 – FGIC Insured	No Opt. Call	Aa2	1,288,675
5,000	Los Angeles Community College District, California, General Obligation Bonds, Series 2007C, 5.000%, 8/01/32 (Pre-refunded 8/01/17) – FGIC Insured	8/17 at 100.00	AA+ (4)	5,395,450
2,495	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2009A, 5.375%, 7/01/34	1/19 at 100.00	AA	2,792,279
2,490	Madera Unified School District, Madera County, California, General Obligation Bonds, Election 2002 Series 2005, 0.000%, 8/01/27 – NPFG Insured	No Opt. Call	AA–	1,664,142
1,855	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43	8/35 at 100.00	AA	1,298,092
3,300	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009B, 6.500%, 11/01/39	No Opt. Call	A	4,453,020
835	Mt. Diablo Hospital District, California, Insured Hospital Revenue Bonds, Series 1993A, 5.125%, 12/01/23 – AMBAC Insured (ETM)	12/15 at 100.00	N/R (4)	952,702
2,000	Murrieta Valley Unified School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2006A, 5.125%, 9/01/26 – AGM Insured	9/16 at 100.00	AA	2,073,300
2,615	New Haven Unified School District, Alameda County, California, General Obligation Bonds, Series 2004A, 0.000%, 8/01/28 – NPFG Insured	No Opt. Call	AA–	1,423,972
7,275	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Refunding Bonds, Redevelopment Project 1, Series 1995, 7.200%, 8/01/17 – NPFG Insured	No Opt. Call	AA–	7,775,375
2,325	Palmdale Community Redevelopment Agency, California, Restructured Single Family Mortgage Revenue Bonds, Series 1986D, 8.000%, 4/01/16 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	2,399,772
920	Palmdale, California, Certificates of Participation, Park Improvement & Avenue Construction, Series 2002, 5.000%, 9/01/32 – NPFG Insured	1/16 at 100.00	A3	921,288
5,960	Palomar Pomerado Health, California, General Obligation Bonds, Capital Appreciation, Election of 2004, Series 2007A, 5.000%, 8/01/32 – NPFG Insured	8/17 at 100.00	AA–	6,295,429
9,320	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/33 – AGC Insured	No Opt. Call	AA	4,452,164
1,610	Rancho Mirage Joint Powers Financing Authority, California, Certificates of Participation, Eisenhower Medical Center, Series 1997B, 4.875%, 7/01/22 – NPFG Insured	7/17 at 100.00	A3	1,645,452
1,830	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Tender Option Bond Trust 2015-XF0098, 19.823%, 2/01/33 (IF)	8/19 at 100.00	Aa2	2,894,804
7,210	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Series 1997A, 0.000%, 1/15/23 – NPFG Insured	No Opt. Call	AA–	5,537,568
2,965	San Juan Unified School District, Sacramento County, California, General Obligation Bonds, Series 2004A, 0.000%, 8/01/28 – NPFG Insured	No Opt. Call	Aa2	1,950,140
4,005	San Mateo Union High School District, San Mateo County, California, General Obligation Bonds, Election of 2000, Series 2002B, 0.000%, 9/01/26 – FGIC Insured	No Opt. Call	AA+	2,937,347
5,000	San Ysidro School District, San Diego County, California, General Obligation Bonds, Refunding Series 2015, 0.000%, 8/01/46	No Opt. Call	AA	1,045,800

Nuveen Investments	31

NPP	Nuveen Performance Plus Municipal Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$2,250	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 4.750%, 6/01/23	1/16 at 100.00	B+	$2,249,888
2,630	Union Elementary School District, Santa Clara County, California, General Obligation Bonds, Series 2001B, 0.000%, 9/01/25 – FGIC Insured	No Opt. Call	AA+	2,007,453
206,515	Total California			190,835,003

	Colorado – 10.5% (6.8% of Total Investments)

5,240	Adams 12 Five Star Schools, Adams County, Colorado, General Obligation Bonds, Series 2005, 5.000%, 12/15/24 (Pre-refunded 12/15/15) – AGM Insured	12/15 at 100.00	AA (4)	5,272,121
6,350	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006A, 4.500%, 9/01/38	9/16 at 100.00	A+	6,438,392
2,295	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2011A, 5.000%, 2/01/41	2/21 at 100.00	A+	2,476,466
14,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA–	15,400,560
2,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2007, 5.250%, 5/15/42	5/17 at 100.00	A–	2,091,640
3,225	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%,11/15/43	11/23 at 100.00	A	3,568,624
13,920	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/21 – NPFG Insured	No Opt. Call	AA–	12,235,958
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
16,635	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	AA–	8,760,989
33,120	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	AA–	16,703,078
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A:
9,310	0.000%, 9/01/28 – NPFG Insured	No Opt. Call	AA–	5,949,928
18,500	0.000%, 3/01/36 – NPFG Insured	No Opt. Call	AA–	8,193,835
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
5,000	6.500%, 1/15/30	7/20 at 100.00	Baa3	5,805,700
3,750	6.000%, 1/15/41	7/20 at 100.00	Baa3	4,224,563
4,255	University of Colorado, Enterprise System Revenue Bonds, Series 2006A, 5.000%, 6/01/27 (Pre-refunded 6/01/16) – AMBAC Insured	6/16 at 100.00	Aa2 (4)	4,371,034
137,600	Total Colorado			101,492,888

	Connecticut – 0.8% (0.5% of Total Investments)

7,640	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-1, 5.000%, 7/01/42	7/16 at 100.00	AAA	7,834,209

	District of Columbia – 0.6% (0.4% of Total Investments)

815	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.250%, 5/15/24	11/15 at 100.00	A1	815,082
5,000	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Senior Lien Refunding Series 2007A, 4.500%, 10/01/30 – AMBAC Insured	10/16 at 100.00	A1	5,133,500
5,815	Total District of Columbia			5,948,582

	Florida – 6.6% (4.3% of Total Investments)

4,000	Broward County, Florida, Professional Sports Facilities Tax and Revenue Bonds, Broward County Civic Arena Project, Refunding Series 2006A, 5.000%, 9/01/28 – AMBAC Insured	No Opt. Call	AA	4,132,280
2,680	Citizens Property Insurance Corporation, Florida, High-Risk Account Senior Secured Bonds Series 2010A-1, 5.000%, 6/01/16	No Opt. Call	A+	2,754,102
2,570	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2006-2, 4.950%, 7/01/37 (Alternative Minimum Tax)	1/16 at 100.00	AA+	2,613,459

32	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$2,865	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Subordinate Lien Series 2015B, 5.000%, 10/01/44	10/24 at 100.00	A+	$3,159,407
2,500	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Series 2015, 5.000%,11/15/45	11/24 at 100.00	A2	2,698,900
5,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010A-1, 5.375%, 10/01/41	10/20 at 100.00	A	5,678,150
2,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%,10/01/27	10/20 at 100.00	A	2,838,675
	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Refunding Series 2012:
5,500	5.000%, 7/01/31	No Opt. Call	AA	6,245,580
3,000	5.000%, 7/01/42	7/22 at 100.00	AA	3,316,170
1,665	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health, Inc., Series 2009, 5.125%, 10/01/26	10/19 at 100.00	A	1,847,551
5,085	Orange County, Florida, Tourist Development Tax Revenue Bonds, Refunding Series 2007, 4.750%, 10/01/29 – FGIC Insured	No Opt. Call	AA	5,387,252
	Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007:
1,795	5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	AA–	1,903,705
4,700	5.000%, 7/01/40 – NPFG Insured	7/17 at 100.00	AA–	4,972,553
6,000	Saint John’s County, Florida, Sales Tax Revenue Bonds, Series 2006, 5.000%, 10/01/36 (Pre-refunded 10/01/16) – BHAC Insured	10/16 at 100.00	AA+ (4)	6,256,440
6,625	South Broward Hospital District, Florida, Hospital Revenue Bonds, Refunding Series 2015, 4.000%,5/01/33	5/25 at 100.00	AA–	6,747,563
3,300	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A, 5.000%,11/15/33	5/22 at 100.00	Aa2	3,710,718
59,785	Total Florida			64,262,505

	Georgia – 1.9% (1.2% of Total Investments)

3,400	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2015, 5.000%, 11/01/33	5/25 at 100.00	AA–	3,934,276
5,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999A, 5.500%, 11/01/22 – FGIC Insured	No Opt. Call	AA–	6,060,300
2,000	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb Medical Center, Inc. Project, Series 2010, 6.000%, 9/01/30	9/20 at 100.00	BBB–	2,193,980
3,000	East Point Building Authority, Georgia, Revenue Bonds, Water & Sewer Project Series 2006A, 5.000%, 2/01/30 – SYNCORA GTY Insured	2/16 at 100.00	N/R	3,008,250
2,500	Medical Center Hospital Authority, Georgia, Revenue Anticipation Certificates, Columbus Regional Healthcare System, Inc. Project, Series 2008, 6.500%, 8/01/38 – AGC Insured	8/18 at 100.00	AA	2,788,350
15,900	Total Georgia			17,985,156

	Illinois – 26.3% (17.0% of Total Investments)

1,470	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2011A, 5.000%, 12/01/41	12/21 at 100.00	BB+	1,279,076
10,200	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1, 0.000%, 12/01/19 – FGIC Insured	No Opt. Call	AA–	8,635,422
10,000	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A, 0.000%, 12/01/20 – FGIC Insured	No Opt. Call	AA–	8,122,400
1,890	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien Series 2005A, 5.000%, 1/01/33 (Pre-refunded 1/01/16) – FGIC Insured	1/16 at 100.00	AA– (4)	1,904,950
	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999:
32,170	0.000%, 1/01/21 – FGIC Insured	No Opt. Call	AA–	25,772,993
32,670	0.000%, 1/01/22 – FGIC Insured	No Opt. Call	AA–	24,773,985
3,350	Chicago, Illinois, General Obligation Bonds, Series 2005A, 5.000%, 1/01/17 – AGM Insured	1/16 at 100.00	AA	3,362,864
5,325	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA	5,532,462

Nuveen Investments	33

NPP	Nuveen Performance Plus Municipal Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	DuPage County Forest Preserve District, Illinois, General Obligation Bonds, Series 2000:
$8,000	0.000%, 11/01/18	No Opt. Call	AAA	$7,690,400
15,285	0.000%, 11/01/19	No Opt. Call	AAA	14,386,701
1,500	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009B, 5.500%, 11/01/39	11/19 at 100.00	AA+	1,716,540
2,000	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Series 2008A, 5.250%, 8/15/47 – AGC Insured (UB)	8/18 at 100.00	AA	2,140,740
3,000	Illinois Finance Authority, Revenue Bonds, Memorial Health System, Series 2009, 5.500%, 4/01/34	4/19 at 100.00	AA–	3,300,390
2,000	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	2,416,180
870	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A, 6.000%,7/01/43	7/23 at 100.00	A–	1,021,215
495	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C, 5.000%, 8/15/44	8/25 at 100.00	Baa1	531,635
2,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41 (UB) (5)	2/21 at 100.00	AA–	2,782,875
5,245	Illinois Finance Authority, Revenue Bonds, University of Chicago, Tender Option Bond Trust 2015-XF0248, 9.282%, 7/01/46 (Pre-refunded 7/01/17) (IF) (5)	7/17 at 100.00	AA+ (4)	6,020,578
	Illinois Finance Authority, Revenue Refunding Bonds, Silver Cross Hospital and Medical Centers, Series 2008A:
2,250	6.000%, 8/15/23	8/18 at 100.00	BBB+	2,464,110
3,055	5.500%, 8/15/30	8/18 at 100.00	BBB+	3,235,612
4,945	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., Refunding Series 2007A, 5.250%, 5/01/34	5/17 at 100.00	BBB+	5,053,147
2,515	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/24	8/22 at 100.00	A–	2,706,693
2,235	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A, 5.000%,1/01/38	1/23 at 100.00	AA–	2,451,795
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 1996A:
9,400	0.000%, 12/15/18 – NPFG Insured	No Opt. Call	AA–	8,835,248
16,570	0.000%, 12/15/20 – NPFG Insured	No Opt. Call	AA–	14,345,146
23,920	0.000%, 12/15/22 – NPFG Insured	No Opt. Call	AA–	19,049,649
13,350	0.000%, 12/15/24 – NPFG Insured	No Opt. Call	AA–	9,690,899
5,100	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 1998A, 5.500%, 12/15/23 – FGIC Insured	No Opt. Call	AA–	5,877,801
5,180	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 1998A, 5.500%, 12/15/23 – FGIC Insured (ETM)	No Opt. Call	AA– (4)	6,240,605
28,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/35 – AGM Insured	No Opt. Call	AA	11,112,640
10,650	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Hospitality Facility, Series 1996A, 7.000%, 7/01/26 (ETM)	No Opt. Call	Aaa	14,053,740
2,685	Midlothian, Illinois, General Obligation Bonds, Series 2010A, 5.000%, 2/01/30 – AGM Insured	2/20 at 100.00	AA	2,843,818
17,865	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1999, 5.750%, 6/01/23 – AGM Insured	No Opt. Call	AA	21,586,098
4,810	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation Bonds, Series 2006, 0.000%, 1/01/23 – AGM Insured	No Opt. Call	A1	3,897,735
290,500	Total Illinois			254,836,142

	Indiana – 5.0% (3.2% of Total Investments)

5,000	Decatur Township-Marion County Multi-School Building Corporation, Indiana, First Mortgage Bonds, Series 2006A, 5.000%, 7/15/26 (Pre-refunded 1/15/17) – AGM Insured	1/17 at 100.00	AA+ (4)	5,275,950
3,000	Delaware County Hospital Authority, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006, 5.250%, 8/01/36 (Pre-refunded 8/01/16)	8/16 at 100.00	N/R (4)	3,110,280

34	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

$2,525	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Series 2012A, 5.000%, 5/01/42	5/23 at 100.00	A	$2,737,479
3,400	Indiana Finance Authority, Hospital Revenue Bonds, Indiana Unversity Health Obligation Group, Refunding 2015A, 5.000%, 12/01/40	6/25 at 100.00	AA–	3,765,466
3,075	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.000%, 7/01/48 (Alternative Minimum Tax)	7/23 at 100.00	BBB	3,253,719
8,630	Indiana Finance Authority, Revenue Bonds, Community Foundation of Northwest Indiana Obligated Group, Series 2012, 5.000%, 3/01/41	No Opt. Call	A	9,260,594
805	Indiana Finance Authority, Tax-Exempt Private Activity Revenue Bonds, I-69 Section 5 Project, Series 2014, 5.250%, 9/01/34 (Alternative Minimum Tax)	9/24 at 100.00	BBB	897,631
750	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Clarian Health Obligation Group, Series 2006B, 5.000%, 2/15/23	2/16 at 100.00	AA–	760,005
4,320	Indiana Health Facility Financing Authority, Revenue Bonds, Ancilla Systems Inc. Obligated Group, Series 1997, 5.250%, 7/01/22 – NPFG Insured (ETM)	1/16 at 100.00	AA– (4)	4,338,662
1,455	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	A	1,515,674
1,545	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37 (Pre-refunded 3/01/17)	3/17 at 100.00	N/R (4)	1,648,577
3,000	Indiana Municipal Power Agency, Power Supply System Revenue Bonds, Series 2011A, 5.000%,1/01/31	No Opt. Call	A+	3,299,070
9,560	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%, 2/01/26 – AMBAC Insured	No Opt. Call	AA	7,122,869
1,580	Zionsville Community Schools Building Corporation, Indiana, First Mortgage Bonds, Series 2005Z, 0.000%, 1/15/28 – AGM Insured	No Opt. Call	AA	1,083,216
48,645	Total Indiana			48,069,192

	Iowa – 2.7% (1.7% of Total Investments)

1,500	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.500%,7/01/21	7/16 at 100.00	BB+	1,525,965
	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013:
3,000	5.000%, 12/01/19	No Opt. Call	BB–	3,192,780
2,220	5.250%, 12/01/25	12/23 at 100.00	BB–	2,434,119
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
5,200	5.375%, 6/01/38	1/16 at 100.00	B+	4,910,932
4,465	5.500%, 6/01/42	1/16 at 100.00	B+	4,232,284
5,400	5.625%, 6/01/46	1/16 at 100.00	B+	5,226,120
4,500	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%,6/01/34	6/17 at 100.00	B+	4,465,395
26,285	Total Iowa			25,987,595

	Kansas – 0.1% (0.1% of Total Investments)

1,500	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	A–	1,103,925

	Kentucky – 0.5% (0.3% of Total Investments)

4,330	Owensboro, Kentucky, Electric Light and Power System Revenue Bonds, Refunding Series 2013B, 5.000%, 1/01/23 – AGM Insured	1/20 at 100.00	AA	4,902,686

	Maine – 0.1% (0.1% of Total Investments)

1,050	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011, 6.750%, 7/01/41	7/21 at 100.00	BBB–	1,190,553

Nuveen Investments	35

NPP	Nuveen Performance Plus Municipal Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maryland – 1.6% (1.0% of Total Investments)

$6,500	Baltimore County, Maryland, General Obligation Bonds, Consolidated Public Improvement, Series 2012,5.000%,8/01/16	No Opt. Call	AAA	$6,734,455
3,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2013A, 5.000%, 7/01/43	7/22 at 100.00	A2	3,821,685
2,550	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Washington County Hospital, Series 2008, 6.000%, 1/01/28 (Pre-refunded 1/01/18)	1/18 at 100.00	BBB (4)	2,837,819
2,000	Maryland Transportation Authority, Project Revenue Bonds, Series 2007, 5.000%, 3/01/16	No Opt. Call	AAA	2,032,740
14,550	Total Maryland			15,426,699

	Massachusetts – 3.3% (2.1% of Total Investments)

2,385	Massachusetts Bay Transportation Authority, Assessment Bonds, Series 2008A, 5.250%, 7/01/34	7/18 at 100.00	AAA	2,635,664
970	Massachusetts Bay Transportation Authority, Assessment Bonds, Series 2008A, 5.250%, 7/01/34 (Pre-refunded 7/01/18)	7/18 at 100.00	N/R (4)	1,083,907
6,250	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Senior Lien Series 2010B, 5.000%, 1/01/37	1/20 at 100.00	A+	6,977,750
1,250	Massachusetts Development Finance Agency, Hospital Revenue Bonds, Cape Cod Healthcare Obligated Group, Series 2013, 5.250%, 11/15/41	11/23 at 100.00	A	1,409,150
4,500	Massachusetts Health and Education Facilities Authority, Revenue Bonds, Partners HealthCare System, Series 2010J, 5.000%, 7/01/39	7/19 at 100.00	AA	5,013,315
8,730	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Berkshire Health System, Series 2005F, 5.000%, 10/01/19 – AGC Insured	1/16 at 100.00	AA	8,760,642
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 2008E-1 &2, 5.125%, 7/01/38	7/18 at 100.00	A–	529,150
4,560	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior Series 2013A, 5.000%, 5/15/43	5/23 at 100.00	AA+	5,191,195
29,145	Total Massachusetts			31,600,773

	Michigan – 4.3% (2.8% of Total Investments)

1,060	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	BBB+	1,149,093
1,250	Detroit, Michigan, Distributable State Aid General Obligation Bonds, Limited Tax Series 2010, 4.500%,11/01/23	11/20 at 100.00	AA	1,347,025
	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A:
5,565	5.000%, 7/01/30 – NPFG Insured	1/16 at 100.00	AA–	5,638,681
5,000	5.000%, 7/01/35 – NPFG Insured	1/16 at 100.00	AA–	5,068,800
3,305	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B, 5.000%, 7/01/33 – FGIC Insured	7/16 at 100.00	AA–	3,347,238
2,000	Detroit, Michigan, Water Supply System Second Lien Revenue Bonds, Series 2006A, 5.250%, 7/01/16 – NPFG Insured	No Opt. Call	AA–	2,059,000
2,000	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Refunding Bonds, Bronson Methodist Hospital, Series 2010, 5.250%, 5/15/36 – AGM Insured	5/20 at 100.00	A2	2,154,900
405	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Refunding Senior Loan Series 2014D-1, 5.000%, 7/01/37 – AGM Insured	7/24 at 100.00	AA	443,410
3,595	Michigan State Building Authority, Revenue Bonds, Refunding Series 2006IA, 0.000%, 10/15/30 – NPFG Insured	10/16 at 50.02	Aa2	1,765,936
2,655	Michigan State Building Authority, Revenue Bonds, Refunding Series 2006IA, 0.000%, 10/15/30 (Pre-refunded 10/15/16) – NPFG Insured	10/16 at 50.02	Aa2 (4)	1,322,562
1,615	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Refunding Series 2015-I, 5.000%, 4/15/38	10/25 at 100.00	Aa2	1,808,525
1,525	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	BB–	1,525,976

36	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

$2,890	Oakland University, Michigan, General Revenue Bonds, Series 2012, 5.000%, 3/01/42	No Opt. Call	A1	$3,139,436
2,500	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2009W, 6.375%, 8/01/29 (Pre-refunded 8/01/19)	8/19 at 100.00	A1 (4)	2,988,725
1,150	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39 (Pre-refunded 9/01/18)	9/18 at 100.00	Aaa	1,386,544
1,100	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2015D, 5.000%, 12/01/45	12/25 at 100.00	A	1,195,282
4,930	Wayne County Airport Authority, Michigan, Revenue Bonds, Series 2007, 5.000%, 12/01/27 – NPFG Insured (Alternative Minimum Tax)	12/17 at 100.00	AA–	5,243,154
42,545	Total Michigan			41,584,287

	Minnesota – 0.5% (0.3% of Total Investments)

5,000	Maple Grove, Minnesota, Health Care Facilities Revenue Bonds, Maple Grove Hospital Corporation, Series 2007, 5.250%, 5/01/37	5/17 at 100.00	Baa1	5,199,300

	Mississippi – 0.7% (0.5% of Total Investments)

7,040	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	4/16 at 100.00	BBB	7,180,026

	Missouri – 3.0% (1.9% of Total Investments)

2,585	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/44	10/22 at 100.00	AA+	2,853,116
10,370	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth , Series 2013A, 5.000%, 11/15/48	11/23 at 100.00	A2	11,303,922
6,000	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Series 2006, 5.000%, 1/01/34 (Pre-refunded 1/01/16) – NPFG Insured	1/16 at 100.00	AA– (4)	6,049,920
3,000	Missouri Joint Municipal Electric Utility Commission, Prairie State Power Project Revenue Bonds, Series 2007A, 5.000%, 1/01/32 (Pre-refunded 1/01/17) – AMBAC Insured	1/17 at 100.00	AA+ (4)	3,161,730
5,130	Saint Louis, Missouri, Parking Revenue Bonds, Series 2006A, 5.000%, 12/15/31 – NPFG Insured	12/16 at 100.00	AA–	5,319,143
27,085	Total Missouri			28,687,831

	Nebraska – 0.1% (0.0% of Total Investments)

700	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015, 5.000%, 11/01/45	11/25 at 100.00	A–	758,142

	Nevada – 5.8% (3.7% of Total Investments)

3,540	Clark County, Nevada, Airport Revenue Bonds, Senior Lien Series 2010D, 5.000%, 7/01/24	No Opt. Call	AA–	4,006,678
24,195	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/42	1/20 at 100.00	A+	27,098,396
	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2015:
10,000	5.000%,6/01/33	12/24 at 100.00	AA+	11,649,200
4,170	5.000%,6/01/39	12/24 at 100.00	AA+	4,764,725
5,380	Reno, Nevada, Health Facilities Revenue Bonds, Catholic Healthcare West, Series 2007A, 5.250%,7/01/31	7/17 at 100.00	A	5,621,132
2,500	Reno, Nevada, Health Facility Revenue Bonds, Catholic Healthcare West, Trust 2634, 18.924%, 7/01/31 – BHAC Insured (IF) (5)	7/17 at 100.00	AA+	3,012,100
49,785	Total Nevada			56,152,231

	New Hampshire – 0.6% (0.4% of Total Investments)

5,000	New Hampshire Business Finance Authority, Revenue Bonds, Elliot Hospital Obligated Group Issue, Series 2009A, 6.125%, 10/01/39	10/19 at 100.00	Baa1	5,523,900

Nuveen Investments	37

NPP	Nuveen Performance Plus Municipal Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey – 5.6% (3.6% of Total Investments)

$940	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.125%, 1/01/39 – AGM Insured (Alternative Minimum Tax)	1/24 at 100.00	AA	$1,021,564
3,500	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A, 5.250%, 7/01/33 – NPFG Insured	1/16 at 100.00	AA–	3,545,255
6,975	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2011GG, 5.000%, 9/01/24	3/21 at 100.00	A–	7,347,884
1,500	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BB+	1,552,860
4,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2001C, 5.500%, 12/15/18 – AGM Insured	No Opt. Call	AA	4,999,095
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
1,815	0.000%, 12/15/26 – AMBAC Insured	No Opt. Call	AA+	1,236,215
10,000	0.000%, 12/15/30 – FGIC Insured	No Opt. Call	AA–	4,683,300
38,000	0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA	15,692,100
6,400	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2012A, 5.000%, 6/15/42	No Opt. Call	A–	6,500,608
2,000	Rutgers State University, New Jersey, Revenue Bonds, Refunding Series 2013L, 5.000%, 5/01/38	5/23 at 100.00	Aa3	2,242,680
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
1,000	4.625%, 6/01/26	6/17 at 100.00	B+	979,150
5,000	4.750%, 6/01/34	6/17 at 100.00	B–	4,054,300
81,630	Total New Jersey			53,855,011

	New York – 5.7% (3.7% of Total Investments)

745	Dormitory Authority of the State of New York, Insured Revenue Bonds, 853 Schools Program, Gateway-Longview Inc., Series 1998A, 5.500%, 7/01/18 – AMBAC Insured	1/16 at 100.00	N/R	747,101
8,115	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.250%, 2/15/47	2/21 at 100.00	A	8,879,595
2,565	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 5.000%, 2/15/47 – FGIC Insured	2/17 at 100.00	A	2,675,244
4,410	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/38	5/21 at 100.00	A–	4,802,975
13,600	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2006B, 4.500%, 11/15/32 – AGM Insured (UB)	11/16 at 100.00	AA	13,814,472
4,400	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Series 2009EE-2, 5.250%, 6/15/40	No Opt. Call	AA+	4,962,012
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38	5/23 at 100.00	AAA	5,601,400
6,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	6,082,680
2,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.750%, 11/15/51	No Opt. Call	A+	2,305,400
2,650	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB	3,078,638
2,500	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Series 2015A, 5.000%, 11/15/50	5/25 at 100.00	AA–	2,792,250
51,985	Total New York			55,741,767

	North Carolina – 1.8% (1.2% of Total Investments)

5,550	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2008A, 5.000%, 1/15/39	1/18 at 100.00	AA–	5,816,789
3,300	North Carolina Medical Care Commission, Health Care Facilities Revenue Refunding Bonds, WakeMed, Series 2012A, 5.000%, 10/01/31	10/22 at 100.00	AA–	3,647,655

38	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	North Carolina (continued)

$3,560	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Duke University Health System, Series 2009A, 5.000%, 6/01/42	6/19 at 100.00	AA	$3,962,743
4,055	North Carolina Medical Care Commission, Healthcare Revenue Refunding Bonds, Novant Health Inc., Series 2006, 5.000%, 11/01/39 – NPFG Insured	11/16 at 100.00	AA+	4,211,361
16,465	Total North Carolina			17,638,548

	North Dakota – 0.5% (0.3% of Total Investments)

3,910	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 6.250%, 11/01/31	11/21 at 100.00	A+	4,734,736

	Ohio – 6.8% (4.4% of Total Investments)

9,405	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Series 2008A, 5.250%, 2/15/43 (Pre-refunded 2/15/18)	2/18 at 100.00	N/R (4)	10,373,809
595	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Series 2008A, 5.250%, 2/15/43	2/18 at 100.00	A1	640,922
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
5,260	5.125%, 6/01/24	6/17 at 100.00	B–	4,724,427
6,360	5.875%, 6/01/30	6/17 at 100.00	B–	5,686,985
4,875	5.750%, 6/01/34	6/17 at 100.00	B–	4,273,523
4,290	6.000%, 6/01/42	6/17 at 100.00	B	3,756,624
14,830	5.875%, 6/01/47	6/17 at 100.00	B	12,818,607
11,460	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	B–	10,487,963
2,305	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA	2,754,752
6,280	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2004A, 5.000%, 5/01/30	1/16 at 100.00	A+	6,298,903
3,685	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.000%, 2/15/48	2/23 at 100.00	A+	4,004,232
69,345	Total Ohio			65,820,747

	Oklahoma – 0.1% (0.1% of Total Investments)

1,220	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007, 5.000%, 2/15/42	2/17 at 100.00	AA	1,267,836
45	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007, 5.000%, 2/15/42 (Pre-refunded 2/15/17)	2/17 at 100.00	N/R (4)	47,640
1,265	Total Oklahoma			1,315,476

	Pennsylvania – 4.5% (2.9% of Total Investments)

1,250	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center, Series 2009A, 5.500%, 8/15/34	8/19 at 100.00	Aa3	1,392,475
	Bethlehem Authority, Northampton and Lehigh Counties, Pennsylvania, Guaranteed Water Revenue Bonds, Series 1998:
3,125	0.000%, 5/15/22 – AGM Insured	No Opt. Call	AA	2,665,156
3,125	0.000%, 5/15/23 – AGM Insured	No Opt. Call	AA	2,566,438
3,135	0.000%, 5/15/24 – AGM Insured	No Opt. Call	AA	2,485,898
3,155	0.000%, 5/15/26 – AGM Insured	No Opt. Call	AA	2,276,301
4,145	0.000%, 11/15/26 – AGM Insured	No Opt. Call	AA	2,933,292
2,800	0.000%, 5/15/28 – AGM Insured	No Opt. Call	AA	1,855,056
3,000	0.000%, 11/15/28 – AGM Insured	No Opt. Call	AA	1,950,150
630	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Series 2013A0 & AE2, 5.000%, 12/01/23	1/16 at 100.00	N/R	572,499
12	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Taxable Series 2013B, 5.000%, 12/31/23	1/16 at 100.00	N/R	12,103

Nuveen Investments	39

NPP	Nuveen Performance Plus Municipal Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$2,000	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue, Series 2011B, 5.000%, 12/01/41	12/21 at 100.00	AA–	$2,183,720
1,570	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38	12/27 at 100.00	A–	1,735,227
5,750	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA	6,900,633
11,890	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (4)	13,877,295
45,587	Total Pennsylvania			43,406,243

	Puerto Rico – 1.0% (0.7% of Total Investments)

625	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005SS, 5.000%, 7/01/25 – NPFG Insured	1/16 at 100.00	AA–	598,369
1,305	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2005L, 5.250%, 7/01/23 – NPFG Insured	No Opt. Call	AA–	1,291,532
1,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/31 – AMBAC Insured	No Opt. Call	CC	880,420

	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
25,000	0.000%, 8/01/47 – AMBAC Insured	No Opt. Call	Caa3	2,715,250
64,335	0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	Caa3	4,315,592
92,265	Total Puerto Rico			9,801,163

	South Carolina – 4.1% (2.6% of Total Investments)

	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2:
26,955	0.000%, 1/01/31 – AMBAC Insured	No Opt. Call	A–	14,574,299
15,420	0.000%, 1/01/32 – AMBAC Insured	No Opt. Call	A–	7,968,285
2,250	South Carolina Public Service Authority, Revenue Refunding Bonds, Santee Cooper Electric System, Series 2006C, 5.000%, 1/01/21 – AGM Insured	No Opt. Call	AA	2,366,820
5,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding & Improvement Series 2015A, 5.000%, 12/01/55	6/25 at 100.00	AA–	5,415,400
3,455	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2014A, 5.500%, 12/01/54	6/24 at 100.00	AA–	3,873,677
4,800	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2010A, 5.250%, 10/01/40	10/19 at 100.00	A1	5,365,488
57,880	Total South Carolina			39,563,969

	South Dakota – 0.1% (0.1% of Total Investments)

910	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2015, 5.000%, 11/01/45	11/25 at 100.00	A+	1,005,350

	Tennessee – 1.8% (1.2% of Total Investments)

2,260	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	A+	2,474,994
2,470	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2004, 5.000%, 10/01/22 – AGM Insured	10/19 at 100.00	AA	2,795,571
770	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2004, 5.000%, 10/01/22 (Pre-refunded 10/01/19) – AGM Insured	10/19 at 100.00	AA (4)	885,677
265	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Refunding and Improvement Bonds, Johnson City Medical Center, Series 1998C, 5.125%, 7/01/25 (Pre-refunded 7/01/23) – NPFG Insured	7/23 at 100.00	AA– (4)	266,116
6,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Refunding and Improvement Bonds, Meharry Medical College, Series 1996, 6.000%, 12/01/19 – AMBAC Insured	12/17 at 100.00	N/R	6,415,320

40	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee (continued)

$4,965	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.250%, 9/01/36	9/16 at 100.00	BBB+	$5,112,262
16,730	Total Tennessee			17,949,940

	Texas – 16.8% (10.9% of Total Investments)

5,000	Bexar Metropolitan Water District, Texas, Waterworks System Revenue Bonds, Series 2006, 5.000%, 5/01/35 – NPFG Insured	5/16 at 100.00	AA–	5,097,350
2,500	Capital Area Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, The Roman Catholic Diocese of Austin, Series 2005B. Remarketed, 6.125%, 4/01/45	4/20 at 100.00	Baa1	2,871,250
1,000	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.000%, 1/01/41	1/21 at 100.00	BBB+	1,141,330
3,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012E, 5.000%, 11/01/42 (Alternative Minimum Tax)	No Opt. Call	A+	3,208,200
160	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2014A, 5.250%, 9/01/44	9/24 at 100.00	BB+	168,659
3,240	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 4/01/53	10/23 at 100.00	AA+	3,535,812
15,000	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Series 2013B, 5.000%, 4/01/53 (UB)	10/23 at 100.00	AA+	16,369,500
2,845	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Houston Methodist Hospital System, Series 2015, 4.000%, 12/01/45	6/25 at 100.00	AA	2,839,964
9,000	Harris County Hospital District, Texas, Revenue Bonds, Series 2007A, 5.250%, 2/15/42 – NPFG Insured	2/17 at 100.00	AA+	9,447,480
7,165	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding Senior Lien Series 2014A, 0.000%, 11/15/49 – AGM Insured	11/31 at 41.91	AA	1,434,433
3,975	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Senior Lien Series 2001A, 0.000%, 11/15/15 – NPFG Insured	No Opt. Call	AA	3,974,563
3,885	Houston Independent School District Public Facility Corporation, Harris County, Texas, Lease Revenue Bonds, Cesar E. Chavez High School, Series 1998A, 0.000%, 9/15/19 – AMBAC Insured	No Opt. Call	Aa1	3,662,428
1,600	Houston, Texas, Airport System Revenue Bonds, Refunding Senior Lien Series 2009A, 5.500%, 7/01/39	7/18 at 100.00	AA–	1,767,056
5,500	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2007B, 5.000%, 7/01/25 – NPFG Insured	7/17 at 100.00	AA–	5,848,480
1,495	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B, 0.000%, 9/01/23 – AGM Insured	No Opt. Call	AA	1,174,607
1,275	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2015, 5.375%, 8/15/35	2/16 at 100.00	BBB+	1,281,554
4,000	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Refunding Series 2015A, 4.000%, 8/15/41	8/25 at 100.00	AAA	4,124,200

	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2008:
195	0.000%, 8/15/39	8/17 at 27.35	AAA	51,780
780	0.000%, 8/15/41	8/17 at 24.20	AAA	182,848

	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2008:
4,805	0.000%, 8/15/39 (Pre-refunded 8/15/17)	8/17 at 27.35	N/R (4)	1,294,227
19,020	0.000%, 8/15/41 (Pre-refunded 8/15/17)	8/17 at 24.20	N/R (4)	4,532,276
2,000	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company – Love Field Modernization Program Project, Series 2012, 5.000%, 11/01/28 (Alternative Minimum Tax)	11/22 at 100.00	Baa1	2,190,740

Nuveen Investments	41

NPP	Nuveen Performance Plus Municipal Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$6,155	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B, 5.000%, 1/01/40	1/23 at 100.00	A	$6,723,414
6,285	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A, 5.000%, 1/01/33	1/25 at 100.00	A2	7,071,191
7,630	Northwest Independent School District, Denton County, Texas, General Obligation Bonds, Series 2007, 5.000%, 2/15/32 (Pre-refunded 2/15/17)	2/17 at 100.00	Aaa	8,078,110
4,000	Round Rock Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, School Building Series 2015, 3.000%, 8/01/16	No Opt. Call	AAA	4,086,320
2,675	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010, 5.500%, 8/15/45	8/20 at 100.00	AA–	3,082,162
215	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010, 5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (4)	256,237
5,750	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources, Series 2007B, 5.000%, 11/15/47	11/17 at 100.00	AA	6,063,203
3,500	Texas A&M University, Permanent University Fund Bonds, Refunding Series 2006, 5.000%, 7/01/36 (Pre-refunded 7/01/16)	7/16 at 100.00	AAA	3,611,230
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012:
14,815	5.000%, 12/15/27	No Opt. Call	A3	16,531,466
3,250	5.000%, 12/15/30	No Opt. Call	A3	3,561,383
4,905	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2012A, 5.000%, 8/15/41	8/22 at 100.00	A–	5,336,787
	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier Refunding Series 2015C:
3,650	5.000%, 8/15/33	8/24 at 100.00	BBB+	4,037,776
11,400	5.000%, 8/15/37	8/24 at 100.00	BBB+	12,395,904
4,000	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/25 – AMBAC Insured	No Opt. Call	A–	2,953,720
2,710	Wood County Central Hospital District, Texas, Revenue Bonds, East Texas Medical Center Quitman Project, Series 2011, 6.000%, 11/01/41	11/21 at 100.00	Baa3	2,974,740
178,380	Total Texas			162,962,380

	Utah – 0.4% (0.3% of Total Investments)

3,000	Riverton, Utah, Hospital Revenue Bonds, IHC Health Services, Inc., Series 2009, 5.000%, 8/15/41	8/19 at 100.00	AA+	3,262,800
560	Utah Housing Corporation, Single Family Mortgage Bonds, Series 2002-A1 Class III, 5.300%, 7/01/18 (Alternative Minimum Tax)	1/16 at 100.00	AA–	561,546
275	Utah Housing Finance Agency, Single Family Mortgage Bonds, Series 2000-E1, Class II, 6.150%, 1/01/27 (Alternative Minimum Tax)	1/16 at 100.00	AAA	275,550
50	Utah Housing Finance Agency, Single Family Mortgage Bonds, Series 2001-A2 Class II, 5.650%, 7/01/27 (Alternative Minimum Tax)	1/16 at 100.00	AA	50,083
210	Utah Housing Finance Agency, Single Family Mortgage Bonds, Series 2001B Class II, 5.750%, 7/01/19 (Alternative Minimum Tax)	1/16 at 100.00	Aaa	210,647
4,095	Total Utah			4,360,626

42	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virginia – 3.9% (2.5% of Total Investments)

$900	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Obligated Group, Series 2013, 5.000%, 11/01/30	No Opt. Call	A	$1,006,596

18,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B, 0.000%, 10/01/44	10/28 at 100.00	BBB+	19,318,677

10,500	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009C, 0.000%, 10/01/41 – AGC Insured	10/26 at 100.00	AA	12,633,180
4,030	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	4,397,818
33,430	Total Virginia			37,356,271

	Washington – 3.2% (2.0% of Total Investments)

12,235	Chelan County Public Utility District 1, Washington, Columbia River-Rock Island Hydro-Electric System Revenue Refunding Bonds, Series 1997A, 0.000%, 6/01/26 – NPFG Insured	No Opt. Call	AA+	9,130,369

4,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2012A, 5.000%, 10/01/32	10/22 at 100.00	AA	4,528,480

2,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2009A, 6.000%, 1/01/33 (Pre-refunded 7/01/19)	7/19 at 100.00	A (4)	2,356,600

10,000	Washington State Health Care Facilities Authority, Revenue Bonds, Providence Health Care Services, Series 2006A, 4.625%, 10/01/34 – FGIC Insured (UB) (5)	10/16 at 100.00	AA	10,111,100

4,065	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, Series 2008D, 5.000%, 1/01/33 (Pre-refunded 1/01/18)	1/18 at 100.00	AA+ (4)	4,442,029

32,300	Total Washington			30,568,578

	Wisconsin – 1.4% (0.9% of Total Investments)

2,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2013A, 5.125%, 4/15/31	4/23 at 100.00	A2	2,772,400

1,780	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B, 5.000%, 2/15/40	2/22 at 100.00	A–	1,931,086

3,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006A, 5.250%, 8/15/23	8/16 at 100.00	A–	3,099,210
5,000	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 6.250%, 5/01/37	5/19 at 100.00	AA–	5,831,800
12,280	Total Wisconsin			13,634,496
$1,709,777	Total Municipal Bonds (cost $1,359,969,037)			1,499,843,580

Nuveen Investments	43

NPP	Nuveen Performance Plus Municipal Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2015

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 0.0% (0.0% of Total Investments)

	Transportation – 0.0% (0.0% of Total Investments)

$221	Las Vegas Monorail Company, Senior Interest Bonds (6), (7)	5.500%	7/15/19	N/R	$11,059
59	Las Vegas Monorail Company, Senior Interest Bonds (6), (7)	3.000%	7/15/55	N/R	2,353

$280	Total Corporate Bonds ($25,102)				13,412
	Total Long-Term Investments (cost $1,359,994,139)				1,499,856,992
	Floating Rate Obligations – (2.9)%				(28,050,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (55.2)% (8)				(535,000,000)
	Other Assets Less Liabilities – 3.3%				32,326,233
	Net Assets Applicable to Common Shares – 100%				$969,133,225

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(6)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(7)	During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund is not accruing income for either senior interest corporate bond.

(8)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 35.7%.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

44	Nuveen Investments

NMA

Nuveen Municipal Advantage Fund, Inc.
Portfolio of Investments	October 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 144.8% (100.0% of Total Investments)

	MUNICIPAL BONDS – 144.8% (100.0% of Total Investments)

	Alabama – 0.3% (0.2% of Total Investments)

$1,805	Alabama Private Colleges and University Facilities Authority, Limited Obligation Bonds, University of Mobile Project, Series 2015A, 6.000%, 9/01/45	9/25 at 100.00	N/R	$1,819,494

	Alaska – 0.9% (0.6% of Total Investments)

1,690	Alaska Railroad Corporation, Capital Grant Receipts Bonds, Section 5307 and 5309 Formula Funds, Series 2006, 5.000%, 8/01/17 (Pre-refunded 8/01/16) – FGIC Insured	8/16 at 100.00	AA– (4)	1,749,370
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A:
660	4.625%, 6/01/23	1/16 at 100.00	Ba1	660,125
3,595	5.000%, 6/01/46	1/16 at 100.00	B	3,019,369
5,945	Total Alaska			5,428,864

	Arizona – 3.4% (2.4% of Total Investments)

3,465	Arizona Board of Regents, Certificates of Participation, Arizona State University, Refunding Series 2006, 5.000%, 7/01/25 – NPFG Insured	7/17 at 100.00	AA–	3,692,304
4,905	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2007A, 5.250%, 7/01/32	7/17 at 100.00	A	5,119,937
10,700	Phoenix Civic Improvement Corporation, Arizona, Senior Lien Airport Revenue Bonds, Series 2008A, 5.000%, 7/01/38	7/18 at 100.00	AA–	11,642,454
19,070	Total Arizona			20,454,695

	California – 22.5% (15.7% of Total Investments)

2,000	ABC Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2000B, 0.000%, 8/01/23 – FGIC Insured	No Opt. Call	AA–	1,668,980
3,500	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 5.450%, 10/01/25 – AMBAC Insured	10/17 at 100.00	BBB+	3,776,885
4,225	Alameda Unified School District, Alameda County, California, General Obligation Bonds, Series 2005B, 0.000%, 8/01/28 – AGM Insured	No Opt. Call	AA	2,754,573
	Calexico Unified School District, Imperial County, California, General Obligation Bonds, Series 2005B:
4,070	0.000%, 8/01/32 – FGIC Insured	No Opt. Call	AA–	1,961,455
6,410	0.000%, 8/01/34 – FGIC Insured	No Opt. Call	AA–	2,795,273
610	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Merced County Tobacco Funding Corporation, Series 2005A, 5.000%, 6/01/26	1/16 at 100.00	BBB+	610,092
3,840	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013A, 5.000%, 7/01/33	7/23 at 100.00	AA–	4,425,024
2,000	California State, General Obligation Bonds, Refunding Series 2007, 4.500%, 8/01/28 – AMBAC Insured	2/17 at 100.00	AA–	2,089,980
16,000	California State, General Obligation Bonds, Various Purpose Series 2007, 5.000%, 6/01/37	6/17 at 100.00	AA–	16,983,518
4,250	California State, General Obligation Bonds, Various Purpose Series 2010, 5.250%, 11/01/40	11/20 at 100.00	AA–	4,913,213
2,455	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38	8/19 at 100.00	Aa2	2,891,303
9,955	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District 98-2, Series 2005, 0.000%, 9/01/31 – FGIC Insured	No Opt. Call	AA–	5,190,437
	Colton Joint Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2006C:
3,800	0.000%, 2/01/33 – FGIC Insured	1/16 at 40.69	AA–	1,532,198
3,795	0.000%, 2/01/37 – FGIC Insured	No Opt. Call	AA–	1,567,183

Nuveen Investments	45

NMA	Nuveen Municipal Advantage Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$4,855	Contra Costa County, California, GNMA Mortgage-Backed Securities Program Home Mortgage Revenue Bonds, Series 1989, 7.750%, 5/01/22 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	$5,843,575
2,510	Folsom Cordova Unified School District, Sacramento County, California, General Obligation Bonds, School Facilities Improvement District 1, Series 2004B, 0.000%, 10/01/28 – NPFG Insured	No Opt. Call	AA–	1,597,615
3,360	Folsom Cordova Unified School District, Sacramento County, California, General Obligation Bonds, School Facilities Improvement District 2, Series 2002A, 0.000%, 7/01/27 – NPFG Insured	No Opt. Call	AA–	2,252,914
2,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A, 6.000%, 1/15/49	1/24 at 100.00	BBB–	2,346,140
2,315	Gateway Unified School District, California, General Obligation Bonds, Series 2004B, 0.000%, 8/01/32 – FGIC Insured	No Opt. Call	AA–	1,145,323
3,170	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 0.000%, 6/01/26 – AGM Insured	No Opt. Call	AA	2,324,022
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
1,290	4.500%, 6/01/27	6/17 at 100.00	B+	1,265,980
6,080	5.000%, 6/01/33	6/17 at 100.00	B	5,424,029
1,000	5.125%, 6/01/47	6/17 at 100.00	B	849,330
5,000	Huntington Beach Union High School District, Orange County, California, General Obligation Bonds, Series 2005, 0.000%, 8/01/31 – NPFG Insured	No Opt. Call	Aa2	2,744,200
2,500	Huntington Beach Union High School District, Orange County, California, General Obligation Bonds, Series 2007, 0.000%, 8/01/32 – FGIC Insured	No Opt. Call	Aa2	1,288,675
5,000	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2007A, 4.500%, 1/01/28 – NPFG Insured	7/17 at 100.00	Aa2	5,282,450
1,160	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43	8/35 at 100.00	AA	811,745
2,200	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009C, 6.500%, 11/01/39	No Opt. Call	A	2,968,680
2,100	Murrieta Valley Unified School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2006A, 5.125%, 9/01/26 – AGM Insured	9/16 at 100.00	AA	2,176,965
	North Orange County Community College District, California, General Obligation Bonds, Election of 2002 Series 2003B:
7,735	0.000%, 8/01/25 – FGIC Insured	No Opt. Call	Aa1	5,950,536
4,180	0.000%, 8/01/26 – FGIC Insured	No Opt. Call	Aa1	3,074,933
5,000	Palmdale Community Redevelopment Agency, California, Single Family Restructured Mortgage Revenue Bonds, Series 1986A, 8.000%, 3/01/16 (ETM)	No Opt. Call	Aaa	5,129,200
6,000	Palomar Pomerado Health, California, General Obligation Bonds, Capital Appreciation, Election of 2004, Series 2007A, 0.000%, 8/01/24 – NPFG Insured	No Opt. Call	AA–	4,622,700
2,000	Pasadena, California, Certificates of Participation, Refunding Series 2008C, 5.000%, 2/01/33	2/18 at 100.00	AA+	2,146,080
9,315	Perris, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 1989A, 7.600%, 1/01/23 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	12,891,679
1,830	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Tender Option Bond Trust 2015-XF0098, 19.823%, 2/01/33 (IF)	8/19 at 100.00	Aa2	2,894,804
7,205	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Series 1997A, 0.000%, 1/15/23 – NPFG Insured	No Opt. Call	AA–	5,533,728
5,760	San Ysidro School District, San Diego County, California, General Obligation Bonds, Refunding Series 2015, 0.000%, 8/01/45	No Opt. Call	AA	1,284,134
1,800	Walnut Valley Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2000 Series 2003D, 0.000%, 8/01/27 – FGIC Insured	No Opt. Call	Aa2	1,236,600
162,275	Total California			136,246,151

46	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado – 13.5% (9.3% of Total Investments)

$1,600	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006, 5.250%, 10/01/40 – SYNCORA GTY Insured	10/16 at 100.00	BBB–	$1,628,560
9,440	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006A, 4.500%, 9/01/38	9/16 at 100.00	A+	9,571,405
3,335	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009A, 5.500%, 7/01/34	7/19 at 100.00	A+	3,761,713
4,890	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	A+	5,342,325
1,150	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Poudre Valley Health System, Series 2005C, 5.250%, 3/01/40 – AGM Insured	9/18 at 102.00	AA	1,249,165
7,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA–	8,250,300
1,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2007, 5.250%, 5/15/42	5/17 at 100.00	A–	1,568,730
3,870	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 11/15/43	11/23 at 100.00	A	4,282,349
2,200	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Senior Lien Series 2006, 4.750%, 12/01/35 – SYNCORA GTY Insured	11/16 at 100.00	BBB–	2,226,224
1,270	Denver, Colorado, Airport System Revenue Bonds, Series 2005A, 5.000%, 11/15/25 – SYNCORA GTY Insured	11/15 at 100.00	A+	1,275,093
	Denver, Colorado, Airport System Revenue Bonds, Series 2006:
5,365	5.000%, 11/15/23 – FGIC Insured	11/16 at 100.00	AA–	5,623,378
3,300	5.000%, 11/15/24 – FGIC Insured	11/16 at 100.00	AA–	3,453,450
4,340	5.000%, 11/15/25 – FGIC Insured	11/16 at 100.00	AA–	4,539,466
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B:
2,830	0.000%, 9/01/16 – NPFG Insured	No Opt. Call	AA–	2,809,652
8,845	0.000%, 9/01/26 – NPFG Insured	No Opt. Call	AA–	6,242,536
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
7,550	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	AA–	4,580,283
11,100	0.000%, 9/01/31 – NPFG Insured	No Opt. Call	AA–	6,120,207
10,000	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	AA–	5,266,600
3,110	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/34	7/20 at 100.00	Baa3	3,509,386
93,195	Total Colorado			81,300,822

	Florida – 3.9% (2.7% of Total Investments)

1,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Refunding Series 2014B, 5.000%, 10/01/37	10/24 at 100.00	A	1,125,460
2,335	Orlando, Florida, Capital Improvement Special Revenue Bonds, Series 2014B, 5.000%, 10/01/46	10/24 at 100.00	AA+	2,609,713
590	South Broward Hospital District, Florida, Hospital Revenue Bonds, Memorial Health System, Refunding Series 2008, 5.000%, 5/01/28	5/18 at 100.00	AA–	638,994
14,730	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Series 2007, 5.000%, 8/15/42 (UB)	8/17 at 100.00	AA	15,352,343
3,300	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A, 5.000%, 11/15/33	5/22 at 100.00	Aa2	3,710,718
21,955	Total Florida			23,437,228

	Georgia – 1.0% (0.7% of Total Investments)

1,460	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2015, 5.000%, 11/01/35	5/25 at 100.00	AA–	1,680,329
2,900	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004, 5.000%, 12/01/26	1/16 at 100.00	BB–	2,899,826

Nuveen Investments	47

NMA	Nuveen Municipal Advantage Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia (continued)

$1,250	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb Medical Center, Inc. Project, Series 2010, 6.000%, 9/01/30	9/20 at 100.00	BBB–	$1,371,238
5,610	Total Georgia			5,951,393

	Illinois – 14.5% (10.0% of Total Investments)

1,470	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2011A, 5.000%, 12/01/41	12/21 at 100.00	BB+	1,279,076
2,950	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Revenues, Refunding Series 2004A, 5.000%, 12/01/20 – NPFG Insured	1/16 at 100.00	AA–	2,959,116
7,560	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1, 0.000%, 12/01/28 – FGIC Insured	No Opt. Call	AA–	3,753,616
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A:
2,520	0.000%, 12/01/27 – NPFG Insured	No Opt. Call	AA–	1,327,889
5,335	0.000%, 12/01/31 – FGIC Insured	No Opt. Call	AA–	2,202,875
1,100	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40	12/21 at 100.00	AA	1,169,927
1,655	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Refunding Series 2013B, 5.000%, 1/01/26	1/23 at 100.00	A	1,906,212
17,310	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999, 0.000%, 1/01/37 – FGIC Insured	No Opt. Call	AA–	5,240,256
3,880	Chicago, Illinois, General Obligation Bonds, Series 2004A, 5.000%, 1/01/34 – AGM Insured	1/16 at 100.00	AA	3,883,958
7,100	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA	7,376,616
1,500	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009B, 5.500%, 11/01/39	11/19 at 100.00	AA+	1,716,540
2,000	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Series 2008A, 5.250%, 8/15/47 – AGC Insured (UB)	8/18 at 100.00	AA	2,140,740
2,500	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	3,045,650
8,395	Illinois Finance Authority, Revenue Bonds, University of Chicago, Tender Option Bond Trust 2015-XF0248, 9.282%, 7/01/46 (Pre-refunded 7/01/17) (IF) (5)	7/17 at 100.00	AA+ (4)	9,636,369
4,000	Illinois Finance Authority, Revenue Refunding Bonds, Silver Cross Hospital and Medical Centers, Series 2008A, 6.000%, 8/15/23	8/18 at 100.00	BBB+	4,380,640
7,565	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/21	No Opt. Call	A–	8,304,252
3,000	Illinois Toll Highway Authority, State Toll Highway Authority Revenue Bonds, Series 2006A-1, 5.000%, 1/01/20 (Pre-refunded 7/01/16) – AGM Insured	7/16 at 100.00	AA (4)	3,093,900
1,315	McHenry and Kane Counties Community Consolidated School District 158, Huntley, Illinois, General Obligation Bonds, Series 2003, 0.000%, 1/01/21 – FGIC Insured	No Opt. Call	A3	1,143,879
11,555	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2015A, 0.000%, 12/15/52	No Opt. Call	BBB+	1,464,827
7,075	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 1996A, 0.000%, 6/15/24 – NPFG Insured	No Opt. Call	AA–	5,244,556
1,165	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 1993A, 0.000%, 6/15/21 – FGIC Insured	No Opt. Call	A3	986,860
3,720	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 6/15/41 – NPFG Insured	No Opt. Call	AA–	1,080,028
2,525	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1990A, 7.200%, 11/01/20 – AMBAC Insured	No Opt. Call	AA	2,892,514
2,410	Springfield, Illinois, Electric Revenue Bonds, Series 2006, 5.000%, 3/01/26 – NPFG Insured	3/16 at 100.00	AA–	2,441,330
11,350	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation Bonds, Series 2006, 0.000%, 1/01/24 – AGM Insured	No Opt. Call	A1	8,746,537
120,955	Total Illinois			87,418,163

48	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana – 5.7% (3.9% of Total Investments)

$4,400	Crown Point Multi-School Building Corporation, Indiana, First Mortgage Bonds, Crown Point Community School Corporation, Series 2000, 0.000%, 1/15/24 – NPFG Insured	No Opt. Call	AA+	$3,585,912
4,465	Indiana Finance Authority, Health System Revenue Bonds, Sisters of Saint Francis Health Services, Inc. Obligated Group, Series 2009, 5.250%, 11/01/39	11/19 at 100.00	AA	4,956,909
1,815	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Series 2012A, 5.000%, 5/01/42	5/23 at 100.00	A	1,967,732
2,460	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.000%, 7/01/48 (Alternative Minimum Tax)	7/23 at 100.00	BBB	2,602,975
6,730	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2009A, 5.250%, 12/01/38	12/19 at 100.00	AA	7,519,429
3,485	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006B-5, 5.000%, 11/15/36	11/16 at 100.00	AA+	3,625,376
1,180	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	A	1,229,206
1,255	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37 (Pre-refunded 3/01/17)	3/17 at 100.00	N/R (4)	1,339,135
10,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%, 2/01/26 – AMBAC Insured	No Opt. Call	AA	7,450,700
1,005	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison Center Inc., Series 1999, 5.450%, 2/15/14 (6)	No Opt. Call	N/R	48,682
36,795	Total Indiana			34,326,056

	Iowa – 2.3% (1.6% of Total Investments)

7,055	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.500%, 12/01/22	12/18 at 100.00	BB–	7,483,239
6,425	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.375%, 6/01/38	1/16 at 100.00	B+	6,067,834
250	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	B+	248,078
13,730	Total Iowa			13,799,151

	Kansas – 0.6% (0.5% of Total Investments)

3,050	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park Convention Center, Series 2007A, 5.125%, 1/01/22 – AMBAC Insured	1/17 at 100.00	BB+	3,078,030
980	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	A–	721,231
4,030	Total Kansas			3,799,261

	Kentucky – 1.6% (1.1% of Total Investments)

6,015	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010B, 6.375%, 3/01/40	6/20 at 100.00	BBB+	6,886,874
1,500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2009A, 5.375%, 8/15/24	8/19 at 100.00	A+	1,640,790
1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	AA	1,091,730
8,515	Total Kentucky			9,619,394

	Louisiana – 6.2% (4.3% of Total Investments)

6,525	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	Baa1	6,836,699
2,475	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47 (Pre-refunded 5/15/17)	5/17 at 100.00	N/R (4)	2,664,065

Nuveen Investments	49

NMA	Nuveen Municipal Advantage Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

$28	Louisiana State, Gasoline and Fuel Tax Revenue Bonds, Series 2006, Residuals 660-1, 16.255%, 5/01/34 (Pre-refunded 5/01/16) – FGIC Insured (IF)	5/16 at 100.00	Aa1 (4)	$30,736
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A:
6,975	5.000%, 5/01/41 (Pre-refunded 5/01/16) – NPFG Insured	5/16 at 100.00	Aa1 (4)	7,140,517
20,690	4.500%, 5/01/41 (Pre-refunded 5/01/16) – FGIC Insured (UB)	5/16 at 100.00	Aa1 (4)	21,128,835
36,693	Total Louisiana			37,800,852

	Maine – 0.2% (0.1% of Total Investments)

1,050	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011, 6.750%, 7/01/41	7/21 at 100.00	BBB–	1,190,553

	Massachusetts – 3.8% (2.6% of Total Investments)

3,550	Massachusetts Bay Transportation Authority, Assessment Bonds, Series 2008A, 5.250%, 7/01/34	7/18 at 100.00	AAA	3,923,105
1,450	Massachusetts Bay Transportation Authority, Assessment Bonds, Series 2008A, 5.250%, 7/01/34 (Pre-refunded 7/01/18)	7/18 at 100.00	N/R (4)	1,620,274
8,825	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Senior Lien Series 2010B, 5.000%, 1/01/32	1/20 at 100.00	A+	9,901,385
620	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 2008E-1 &2, 5.125%, 7/01/33	7/18 at 100.00	A–	659,438
1,750	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, UMass Memorial Healthcare, Series 1998A, 5.000%, 7/01/28 – AMBAC Insured	1/16 at 100.00	BBB+	1,755,320
2,300	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	2,570,342
2,280	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior Series 2013A, 5.000%, 5/15/43	5/23 at 100.00	AA+	2,595,598
20,775	Total Massachusetts			23,025,462

	Michigan – 5.2% (3.6% of Total Investments)

3,695	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 – NPFG Insured	1/16 at 100.00	AA–	3,745,843
3,000	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B, 5.500%, 7/01/29 – FGIC Insured	No Opt. Call	AA–	3,618,180
2,835	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Second Lien Series 2006A, 5.500%, 7/01/36 – BHAC Insured	7/18 at 100.00	AA+	3,072,318
2,500	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2001E, 5.750%, 7/01/31 – BHAC Insured	7/18 at 100.00	AA+	2,739,025
4,000	Detroit, Michigan, Water Supply System Senior Lien Revenue Refunding Bonds, Series 2006D, 5.000%, 7/01/32 – AGM Insured	7/16 at 100.00	AA	4,053,800
2,500	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2009-I, 5.000%, 10/15/23 – AGC Insured	No Opt. Call	AA	2,830,000
3,595	Michigan State Building Authority, Revenue Bonds, Refunding Series 2006IA, 0.000%, 10/15/30 – NPFG Insured	10/16 at 50.02	Aa2	1,765,936
2,655	Michigan State Building Authority, Revenue Bonds, Refunding Series 2006IA, 0.000%, 10/15/30 (Pre-refunded 10/15/16) – NPFG Insured	10/16 at 50.02	Aa2 (4)	1,322,562
6,000	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Refunding Series 2015-I, 5.000%, 10/15/45	10/25 at 100.00	Aa2	6,660,540
1,525	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	BB–	1,525,976
32,305	Total Michigan			31,334,180

	Minnesota – 0.2% (0.1% of Total Investments)

1,145	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Series 2007B, 5.000%, 1/01/24 – NPFG Insured	1/17 at 100.00	AA–	1,203,063

50	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri – 2.8% (2.0% of Total Investments)

$12,005	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1, 0.000%, 4/15/29 – AMBAC Insured	No Opt. Call	AA–	$7,324,731
6,930	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A, 5.000%, 11/15/48	11/23 at 100.00	A2	7,554,116
2,000	Missouri Joint Municipal Electric Utility Commission, Prairie State Power Project Revenue Bonds, Series 2007A, 5.000%, 1/01/32 (Pre-refunded 1/01/17) – AMBAC Insured	1/17 at 100.00	AA+ (4)	2,107,820
20,935	Total Missouri			16,986,667

	Nebraska – 0.2% (0.1% of Total Investments)

935	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015, 5.000%, 11/01/48	11/25 at 100.00	A–	1,009,688

	Nevada – 5.1% (3.5% of Total Investments)

15,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	A+	17,388,898
3,750	Henderson, Nevada, Healthcare Facility Revenue Refunding Bonds, Catholic Healthcare West, Tender Option Bond Trust 2633, 19.197%, 7/01/31 – BHAC Insured (IF) (5)	7/17 at 100.00	AA+	4,518,150
3,395	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water & Refunding Series 2009D, 5.000%, 6/01/27	6/19 at 100.00	AA+	3,790,925
5,000	North Las Vegas, Nevada, General Obligation Bonds, Series 2006, 5.000%, 5/01/36 – NPFG Insured	5/16 at 100.00	AA–	4,918,150
27,145	Total Nevada			30,616,123

	New Hampshire – 0.3% (0.2% of Total Investments)

1,500	New Hampshire Business Finance Authority, Revenue Bonds, Elliot Hospital Obligated Group Issue, Series 2009A, 6.125%, 10/01/39	10/19 at 100.00	Baa1	1,657,170

	New Jersey – 1.8% (1.2% of Total Investments)

1,100	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.125%, 7/01/42 – AGM Insured (Alternative Minimum Tax)	1/24 at 100.00	AA	1,182,280
2,500	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A, 5.250%, 7/01/33 – NPFG Insured	1/16 at 100.00	AA–	2,532,325
15,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C, 0.000%, 12/15/30 – FGIC Insured	No Opt. Call	AA–	7,024,950
18,600	Total New Jersey			10,739,555

	New York – 7.6% (5.3% of Total Investments)

2,000	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.250%, 2/15/47	2/21 at 100.00	A	2,188,440
2,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012F, 5.000%, 11/15/26	11/22 at 100.00	AA–	2,926,975
245	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.500%, 8/01/16 (Alternative Minimum Tax)	No Opt. Call	N/R	252,161
4,975	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 1998, 5.250%, 12/01/32 (Pre-refunded 11/30/15) (Alternative Minimum Tax)	11/15 at 100.00	BB (4)	4,988,283
3,000	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 2002, 7.625%, 12/01/32 (Alternative Minimum Tax)	12/15 at 100.00	BB	3,041,010
1,685	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007B, 4.750%, 11/01/27	5/17 at 100.00	AAA	1,783,690
3,315	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007B, 4.750%, 11/01/27 (Pre-refunded 5/01/17)	5/17 at 100.00	N/R (4)	3,523,381
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38	5/23 at 100.00	AAA	5,601,400
10,945	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	11,095,822

Nuveen Investments	51

NMA	Nuveen Municipal Advantage Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
$6,065 1,760	6.500%, 12/01/28 6.000%, 12/01/36	12/15 at 100.00 12/20 at 100.00	BBB BBB	$6,095,568 2,044,680
2,500	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Series 2015A, 5.000%, 11/15/50	5/25 at 100.00	AA–	2,792,250
43,990	Total New York			46,333,660

	North Carolina – 1.9% (1.3% of Total Investments)

3,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2005, 5.250%, 1/01/20 (Pre-refunded 1/01/16) – AMBAC Insured	1/16 at 100.00	AAA	3,025,890
3,500	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Duke University Health System, Series 2009A, 5.000%, 6/01/42	6/19 at 100.00	AA	3,895,955
2,380	North Carolina Medical Care Commission, Healthcare Revenue Refunding Bonds, Novant Health Inc., Series 2006, 5.000%, 11/01/39 – NPFG Insured	11/16 at 100.00	AA+	2,471,773
1,900	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A, 5.750%, 1/01/39 – AGC Insured	1/19 at 100.00	AA	2,110,900
10,780	Total North Carolina			11,504,518

	North Dakota – 0.7% (0.5% of Total Investments)

1,500	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 6.000%, 11/01/28	11/21 at 100.00	A+	1,800,210
2,350	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2006, 5.125%, 7/01/25	7/16 at 100.00	BBB–	2,399,162
3,850	Total North Dakota			4,199,372

	Ohio – 8.0% (5.5% of Total Investments)

9,405	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Series 2008A, 5.250%, 2/15/43 (Pre-refunded 2/15/18)	2/18 at 100.00	N/R (4)	10,373,809
595	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Series 2008A, 5.250%, 2/15/43	2/18 at 100.00	A1	640,922
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
6,860	5.875%, 6/01/30	6/17 at 100.00	B–	6,134,075
9,280	5.750%, 6/01/34	6/17 at 100.00	B–	8,135,034
3,920	6.000%, 6/01/42	6/17 at 100.00	B	3,432,626
6,080	5.875%, 6/01/47	6/17 at 100.00	B	5,255,370
6,625	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	B–	6,063,068
7,050	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	7,888,457
49,815	Total Ohio			47,923,361

	Oklahoma – 3.0% (2.1% of Total Investments)

1,000	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26	8/21 at 100.00	N/R	1,178,370
1,675	Oklahoma Development Finance Authority, Health System Revenue Bonds, Integris Baptist Medical Center, Series 2008B, 5.250%, 8/15/38 (Pre-refunded 8/15/18)	8/18 at 100.00	AA– (4)	1,879,752
12,185	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007, 5.000%, 2/15/42	2/17 at 100.00	AA	12,662,772
415	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007, 5.000%, 2/15/42 (Pre-refunded 2/15/17)	2/17 at 100.00	N/R (4)	439,344
2,000	Oklahoma Municipal Power Authority, Power Supply System Revenue Bonds, Series 2007, 4.500%, 1/01/47 – FGIC Insured	1/17 at 100.00	AA–	2,016,520
17,275	Total Oklahoma			18,176,758

52	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oregon – 0.5% (0.4% of Total Investments)

$3,000	Oregon State Facilities Authority, Revenue Bonds, Willamette University, Series 2007A, 5.000%, 10/01/36	10/17 at 100.00	A	$3,176,490

	Pennsylvania – 2.7% (1.8% of Total Investments)

5,000	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center, Series 2009A, 5.625%, 8/15/39	8/19 at 100.00	Aa3	5,578,950
160	Erie Water Authority, Erie County, Pennsylvania, Water Revenue Bonds, Series 2008, 5.000%, 12/01/43 (Pre-refunded 12/01/18) – AGM Insured	12/18 at 100.00	AA (4)	180,059
1,090	Erie Water Authority, Erie County, Pennsylvania, Water Revenue Bonds, Series 2008, 5.000%, 12/01/43 – AGM Insured	12/18 at 100.00	AA	1,192,885
1,500	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2008-96A, 4.650%, 10/01/31 (Alternative Minimum Tax) (UB)	10/16 at 100.00	AA+	1,512,255
1,750	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A, 0.000%, 12/01/34	12/20 at 100.00	AA–	1,895,968
5,140	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue, Series 2011B, 5.000%, 12/01/34	No Opt. Call	AA–	5,692,756
14,640	Total Pennsylvania			16,052,873

	Puerto Rico – 0.7% (0.5% of Total Investments)

215	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.500%, 7/01/29 – AMBAC Insured	No Opt. Call	CC	196,519
3,975	Puerto Rico, General Obligation Bonds, Public Improvement Series 2002A, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	AA–	4,018,646
4,190	Total Puerto Rico			4,215,165

	Rhode Island – 0.1% (0.0% of Total Investments)

330	Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue Bonds, Lifespan Obligated Group, Series 1996, 5.500%, 5/15/16 – NPFG Insured	11/15 at 100.00	AA–	331,482

	South Carolina – 1.3% (0.9% of Total Investments)

1,220	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2, 0.000%, 1/01/23 – FGIC Insured	No Opt. Call	AA–	1,018,419
3,455	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2014A, 5.500%, 12/01/54	6/24 at 100.00	AA–	3,873,677
2,900	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2010A, 5.250%, 10/01/40	10/19 at 100.00	A1	3,241,649
7,575	Total South Carolina			8,133,745

	South Dakota – 1.2% (0.8% of Total Investments)

2,945	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2007, 5.000%, 11/01/40 (Pre-refunded 5/01/17)	5/17 at 100.00	A+ (4)	3,140,489
3,695	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2014B, 5.000%, 11/01/44	11/24 at 100.00	A+	4,020,123
6,640	Total South Dakota			7,160,612

	Tennessee – 0.2% (0.1% of Total Investments)

1,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Refunding and Improvement Bonds, Meharry Medical College, Series 1996, 6.000%, 12/01/19 – AMBAC Insured	12/17 at 100.00	N/R	1,069,220

	Texas – 16.0% (11.0% of Total Investments)

5,555	Beaumont Independent School District, Jefferson County, Texas, General Obligation Bonds, Series 2008, 5.000%, 2/15/38	2/17 at 100.00	AAA	5,821,529
6,000	Brazos River Authority, Texas, Revenue Refunding Bonds, Houston Lighting and Power Company, Series 1998, 5.050%, 11/01/18 – AMBAC Insured (Alternative Minimum Tax)	No Opt. Call	A1	6,472,680

Nuveen Investments	53

NMA	Nuveen Municipal Advantage Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$2,000	Capital Area Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, The Roman Catholic Diocese of Austin, Series 2005B. Remarketed, 6.125%, 4/01/45	4/20 at 100.00	Baa1	$2,297,000
1,000	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.000%, 1/01/41	1/21 at 100.00	BBB+	1,141,330
4,250	Ennis Independent School District, Ellis County, Texas, General Obligation Bonds, Series 2006, 0.000%, 8/15/26 (Pre-refunded 8/15/16)	8/16 at 60.73	Aaa	2,574,055
10,000	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate Lien Series 2013B, 5.250%, 10/01/51	10/23 at 100.00	AA+	11,195,900
1,895	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Houston Methodist Hospital System, Series 2015, 4.000%, 12/01/45	6/25 at 100.00	AA	1,891,646
5,000	Harris County Hospital District, Texas, Revenue Bonds, Series 2007A, 5.250%, 2/15/42 – NPFG Insured	2/17 at 100.00	AA+	5,248,600
2,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 11/15/29	11/24 at 100.00	A2	2,285,740
2,550	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2015, 5.375%, 8/15/35	2/16 at 100.00	BBB+	2,563,107
6,080	Laredo Independent School District, Webb County, Texas, General Obligation Bonds, Series 2006, 5.000%, 8/01/29 (Pre-refunded 8/01/16)	8/16 at 100.00	AAA	6,296,630
2,725	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Refunding Series 2015A, 5.000%, 8/15/38	8/25 at 100.00	AAA	3,144,323
535	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2008, 0.000%, 8/15/39	8/17 at 27.35	AAA	142,064
12,975	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2008, 0.000%, 8/15/39 (Pre-refunded 8/15/17)	8/17 at 27.35	N/R (4)	3,494,816
1,750	Lewisville Independent School District, Denton County, Texas, General Obligation Bonds, Refunding Series 1996, 0.000%, 8/15/16	No Opt. Call	Aaa	1,746,518
1,020	Marble Falls Independent School District, Burnet County, Texas, General Obligation Bonds, Series 2007, 5.000%, 8/15/34	8/16 at 100.00	Aaa	1,054,425
	Marble Falls Independent School District, Burnet County, Texas, General Obligation Bonds, Series 2007:
1,485	5.000%, 8/15/34 (Pre-refunded 8/15/16)	8/16 at 100.00	Aaa	1,540,569
1,015	5.000%, 8/15/34 (Pre-refunded 8/15/16)	8/16 at 100.00	Aaa	1,052,981
	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital Appreciation Series 2008I:
2,555	6.200%, 1/01/42 – AGC Insured	1/25 at 100.00	AA	3,163,039
7,000	6.500%, 1/01/43	1/25 at 100.00	A1	8,721,790
4,880	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B, 5.000%, 1/01/45	1/25 at 100.00	A1	5,393,230
2,205	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A, 5.000%, 1/01/34	1/25 at 100.00	A2	2,471,607
8,235	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/29	No Opt. Call	A3	9,051,253
2,500	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2012A, 5.000%, 8/15/41	8/22 at 100.00	A–	2,720,075
1,875	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier Refunding Series 2015C, 5.000%, 8/15/37	8/24 at 100.00	BBB+	2,038,800
3,600	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/25 – AMBAC Insured	No Opt. Call	A–	2,658,348
100,685	Total Texas			96,182,055

54	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utah – 0.5% (0.4% of Total Investments)

$3,000	Riverton, Utah, Hospital Revenue Bonds, IHC Health Services, Inc., Series 2009, 5.000%, 8/15/41	8/19 at 100.00	AA+	$3,262,800

	Virgin Islands – 0.3% (0.2% of Total Investments)

1,480	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	Baa3	1,669,188

	Virginia – 1.3% (0.9% of Total Investments)

1,200	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Obligated Group, Series 2013, 5.000%, 11/01/30	No Opt. Call	A	1,342,128
2,855	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2007B2, 5.200%, 6/01/46	6/17 at 100.00	B–	2,236,750
3,810	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	4,157,739
7,865	Total Virginia			7,736,617

	Washington – 2.0% (1.4% of Total Investments)

1,260	Central Puget Sound Regional Transit Authority, Washington, Sales Tax and Motor Vehicle Excise Tax Bonds, Series 1999, 4.750%, 2/01/28 – FGIC Insured	2/16 at 100.00	AAA	1,319,006
4,265	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station – Nuclear Project 2, Series 2006C, 5.000%, 7/01/23 (Pre-refunded 7/01/16)	7/16 at 100.00	N/R (4)	4,398,793
2,485	Grant County Public Utility District 2, Washington, Revenue Bonds, Wanapum Hydroelectric Development, Series 2006B, 5.000%, 1/01/32 (Pre-refunded 1/01/17) – NPFG Insured	1/17 at 100.00	AA (4)	2,618,072
2,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2009A, 6.000%, 1/01/33 (Pre-refunded 7/01/19)	7/19 at 100.00	A (4)	2,356,600
1,410	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2003F, 0.000%, 12/01/24 – NPFG Insured	No Opt. Call	AA+	1,134,359
11,420	Total Washington			11,826,830

	West Virginia – 0.2% (0.1% of Total Investments)

1,250	Ohio County Commission, West Virginia, Special District Excise Tax Revenue Bonds, Fort Henry Economic Development, Series 2006B, 5.625%, 3/01/36	3/16 at 100.00	BBB	1,258,900

	Wisconsin – 0.6% (0.4% of Total Investments)

3,000	Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue Refunding Bonds, Series 1998A, 5.500%, 12/15/19 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	3,523,170
$946,748	Total Municipal Bonds (cost $801,040,226)			872,900,801

Nuveen Investments	55

NMA	Nuveen Municipal Advantage Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2015

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 0.0% (0.0% of Total Investments)

	Transportation – 0.0% (0.0% of Total Investments)

$227	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	5.500%	7/15/19	N/R	$11,371
60	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	3.000%	7/15/55	N/R	2,419
$287	Total Corporate Bonds ($ 25,810)				13,790
	Total Long-Term Investments (cost $ 801,066,036)				872,914,591
	Floating Rate Obligations – (4.0)%				(23,903,333)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (44.6)% (9)				(268,800,000)
	Other Assets Less Liabilities – 3.8%				22,531,835
	Net Assets Applicable to Common Shares – 100%				$602,743,093

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(6)	As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(7)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)	During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund is not accruing income for either senior interest corporate bond.

(9)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.8%.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

56	Nuveen Investments

NMO

Nuveen Municipal Market Opportunity Fund, Inc.
Portfolio of Investments	October 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 148.1% (100.0% of Total Investments)

	MUNICIPAL BONDS – 147.7% (99.8% of Total Investments)

	Alabama – 0.6% (0.4% of Total Investments)

	Henry County Water Authority, Alabama, Water Revenue Bonds, Series 2006:
$1,720	5.000%, 1/01/36 (Pre-refunded 1/01/16) – RAAI Insured	1/16 at 100.00	AA (4)	$1,734,224
215	5.000%, 1/01/36 (Pre-refunded 1/01/16) – RAAI Insured	1/16 at 100.00	AA (4)	216,778
2,215	5.000%, 1/01/41 (Pre-refunded 1/01/16) – RAAI Insured	1/16 at 100.00	AA (4)	2,233,318
270	5.000%, 1/01/41 (Pre-refunded 1/01/16) – RAAI Insured	1/16 at 100.00	AA (4)	272,233
4,420	Total Alabama			4,456,553

	Alaska – 2.2% (1.5% of Total Investments)

	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A:
5,000	5.000%, 6/01/32	1/16 at 100.00	B	4,542,550
13,025	5.000%, 6/01/46	1/16 at 100.00	B	10,939,437
18,025	Total Alaska			15,481,987

	Arizona – 0.5% (0.3% of Total Investments)

3,000	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Airport Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	A+	3,305,460

	California – 22.4% (15.1% of Total Investments)

3,450	Antelope Valley Union High School District, Los Angeles County, California, General Obligation Bonds, Series 2004B, 0.000%, 8/01/29 – NPFG Insured	No Opt. Call	A1	2,021,424
	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2009F-1:
2,500	5.125%, 4/01/39 (Pre-refunded 4/01/19)	4/19 at 100.00	AA (4)	2,859,450
2,500	5.625%, 4/01/44 (Pre-refunded 4/01/19)	4/19 at 100.00	AA (4)	2,901,500
8,000	Beverly Hills Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2009, 0.000%, 8/01/33	No Opt. Call	AA+	4,439,440
7,845	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A, 5.600%, 6/01/36	12/18 at 100.00	B	7,666,605
2,910	California Department of Water Resources, Central Valley Project Water System Revenue Bonds, Series 2009-AF, 5.000%, 12/01/29 (Pre-refunded 12/01/18)	12/18 at 100.00	AA+ (4)	3,285,274
2,090	California Department of Water Resources, Central Valley Project Water System Revenue Bonds, Series 2009-AF, 5.000%, 12/01/29	12/18 at 100.00	AAA	2,338,041
1,350	California Educational Facilities Authority, Revenue Refunding Bonds, Loyola Marymount University, Series 2001A, 0.000%, 10/01/39 – NPFG Insured	No Opt. Call	A2	504,819
1,630	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2013I, 5.000%, 11/01/38	11/23 at 100.00	A+	1,840,612
	California State, General Obligation Bonds, Various Purpose Series 2010:
7,000	5.250%, 3/01/30	3/20 at 100.00	AA–	8,094,660
4,250	5.250%, 11/01/40	11/20 at 100.00	AA–	4,913,213
25,000	California State, Various Purpose General Obligation Bonds, Series 2005, 4.750%, 3/01/35 (Pre-refunded 3/01/16) – NPFG Insured (UB)	3/16 at 100.00	AAA	25,387,250
2,500	California Statewide Communities Development Authority, Revenue Bonds, Cottage Health System Obligated Group, Series 2010, 5.250%, 11/01/30	11/20 at 100.00	AA–	2,834,000
9,000	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2006, 5.250%, 3/01/45	3/16 at 100.00	A+	9,118,350
1,550	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	1,715,060
10,445	Castaic Lake Water Agency, California, Certificates of Participation, Water System Improvement Project, Series 1999, 0.000%, 8/01/29 – AMBAC Insured	No Opt. Call	AA	6,398,711

Nuveen Investments	57

NMO	Nuveen Municipal Market Opportunity Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$13,500	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 0.000%, 6/01/26 – AGM Insured	No Opt. Call	AA	$9,897,255
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
6,325	4.500%, 6/01/27	6/17 at 100.00	B+	6,207,229
1,640	5.000%, 6/01/33	6/17 at 100.00	B	1,463,060
1,000	5.125%, 6/01/47	6/17 at 100.00	B	849,330
2,500	Huntington Beach Union High School District, Orange County, California, General Obligation Bonds, Series 2007, 0.000%, 8/01/32 – FGIC Insured	No Opt. Call	Aa2	1,288,675
1,500	Lincoln Unified School District, Placer County, California, Community Facilities District 1, Special Tax Bonds, Series 2005, 0.000%, 9/01/26 – AMBAC Insured	No Opt. Call	N/R	896,070
490	Los Angeles Department of Water and Power, California, Electric Plant Revenue Bonds, Second Series 1993, 4.750%, 10/15/20 (ETM)	1/16 at 100.00	N/R (4)	491,891
995	Los Angeles Department of Water and Power, California, Electric Plant Revenue Bonds, Series 1994, 5.375%, 2/15/34 (ETM)	1/16 at 100.00	Aa3 (4)	999,418
4,000	Los Angeles Unified School District, California, General Obligation Bonds, Series 2006G, 5.000%, 7/01/26 (Pre-refunded 7/01/16) – AMBAC Insured	7/16 at 100.00	Aa2 (4)	4,128,240
1,160	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43	8/35 at 100.00	AA	811,745
2,200	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009B, 6.500%, 11/01/39	No Opt. Call	A	2,968,680
14,100	New Haven Unified School District, California, General Obligation Bonds, Refunding Series 2009, 0.000%, 8/01/34 – AGC Insured	No Opt. Call	AA	6,740,082
2,500	Norwalk La Mirada Unified School District, Los Angeles County, California, General Obligation Bonds, Election of 2002 Series 2005B, 0.000%, 8/01/29	No Opt. Call	AA	1,544,000
1,000	Pajaro Valley Unified School District, Santa Cruz County, California, General Obligation Bonds, Series 2005B, 0.000%, 8/01/29 – AGM Insured	No Opt. Call	AA	634,530
5,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/30	11/20 at 100.00	Ba1	5,372,000
	Palomar Pomerado Health, California, General Obligation Bonds, Capital Appreciation, Election of 2004, Series 2007A:
2,000	0.000%, 8/01/24 – NPFG Insured	No Opt. Call	AA–	1,540,900
4,795	5.000%, 8/01/32 – NPFG Insured	8/17 at 100.00	AA–	5,064,863
2,000	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2007A, 5.000%, 7/01/47	7/17 at 100.00	Baa2	2,066,100
2,500	Redding, California, Electric System Revenue Certificates of Participation, Series 2005, 5.000%, 6/01/30 – FGIC Insured	12/15 at 100.00	AA–	2,503,675
15,750	San Ysidro School District, San Diego County, California, General Obligation Bonds, 1997 Election Series 2012G, 0.000%, 8/01/39 – AGM Insured	No Opt. Call	AA	5,453,910
6,570	San Ysidro School District, San Diego County, California, General Obligation Bonds, Refunding Series 2015, 0.000%, 8/01/47	No Opt. Call	AA	1,293,567
7,345	Sanger Unified School District, Fresno County, California, General Obligation Bonds, Series 2006A, 5.000%, 8/01/27 (Pre-refunded 8/01/16) – AGM Insured	8/16 at 102.00	AA (4)	7,755,659
190,890	Total California			156,289,288

	Colorado – 8.9% (6.0% of Total Investments)

1,085	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006, 5.250%, 10/01/40 – SYNCORA GTY Insured	10/16 at 100.00	BBB–	1,104,367
11,750	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA–	12,925,470
3,250	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Yampa Valley Medical Center, Series 2007, 5.125%, 9/15/29	9/17 at 100.00	BBB+	3,373,370

58	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
$6,200	0.000%, 9/01/22 – NPFG Insured	No Opt. Call	AA–	$5,275,890
10,145	0.000%, 9/01/30 – NPFG Insured	No Opt. Call	AA–	5,858,940
16,060	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	AA–	8,099,379
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B:
3,800	0.000%, 9/01/27 – NPFG Insured	9/20 at 67.94	AA–	2,162,276
13,300	0.000%, 9/01/31 – NPFG Insured	9/20 at 53.77	AA–	5,895,491
6,250	0.000%, 9/01/32 – NPFG Insured	9/20 at 50.83	AA–	2,613,563
10,000	0.000%, 3/01/36 – NPFG Insured	9/20 at 41.72	AA–	3,400,300
10,000	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.500%, 1/15/30	7/20 at 100.00	Baa3	11,611,400
91,840	Total Colorado			62,320,446

	Connecticut – 0.6% (0.4% of Total Investments)

4,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-1, 5.000%, 7/01/42	7/16 at 100.00	AAA	4,101,680

	District of Columbia – 1.5% (1.0% of Total Investments)

10,000	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Senior Lien Refunding Series 2007A, 4.500%, 10/01/30 – AMBAC Insured	10/16 at 100.00	A1	10,267,000

	Florida – 4.8% (3.3% of Total Investments)

875	Alachua County Health Facilities Authority, Florida, Revenue Bonds, Shands Teaching Hospital and Clinics Inc., Series 1996A, 6.250%, 12/01/16 – NPFG Insured	No Opt. Call	AA–	896,534
2,080	Brevard County School Board, Florida, Certificates of Participation, Series 2007C, 5.000%, 7/01/21 (Pre-refunded 7/01/17) – AMBAC Insured	7/17 at 100.00	Aa3 (4)	2,233,774
4,640	Citizens Property Insurance Corporation, Florida, High-Risk Account Senior Secured Bonds Series 2010A-1, 5.000%, 6/01/16	No Opt. Call	A+	4,768,296
1,915	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2008, Trust 1191, 8.775%, 1/01/27 (Alternative Minimum Tax) (IF)	1/17 at 100.00	Aaa	2,012,091
2,865	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Subordinate Lien Series 2015B, 5.000%, 10/01/44	10/24 at 100.00	A+	3,159,407
1,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Refunding Series 2014B, 5.000%, 10/01/37	10/24 at 100.00	A	1,125,460
2,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010A-1, 5.375%, 10/01/41	10/20 at 100.00	A	2,839,075
3,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/26	10/20 at 100.00	A	3,406,410
5,085	Orange County, Florida, Tourist Development Tax Revenue Bonds, Refunding Series 2007, 4.750%, 10/01/29 – FGIC Insured	No Opt. Call	AA	5,387,252
4,000	Orlando, Florida, Tourist Development Tax Revenue Bonds, Senior Lien 6th Cent Contract Payments, Series 2008A, 5.250%, 11/01/23 – AGC Insured	11/17 at 100.00	AA	4,217,040
3,500	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Refunding Series 2007, 5.000%, 8/15/37	8/17 at 100.00	AA	3,656,660
31,460	Total Florida			33,701,999

	Georgia – 1.9% (1.3% of Total Investments)

2,040	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2015, 5.000%, 11/01/35	5/25 at 100.00	AA–	2,347,856

10,000	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010B, 5.250%, 2/15/45	2/41 at 100.00	AA–	10,954,100
12,040	Total Georgia			13,301,956

	Guam – 0.0% (0.0% of Total Investments)

165	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (Alternative Minimum Tax)	10/23 at 100.00	BBB	192,893

Nuveen Investments	59

NMO	Nuveen Municipal Market Opportunity Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois – 16.8% (11.3% of Total Investments)

$4,595	Bolingbrook, Illinois, General Obligation Refunding Bonds, Series 2002B, 0.000%, 1/01/32 – FGIC Insured	No Opt. Call	AA–	$2,333,433
1,470	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2011A, 5.000%, 12/01/41	12/21 at 100.00	BB+	1,279,076
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A:
4,600	0.000%, 12/01/20 – FGIC Insured	No Opt. Call	AA–	3,736,304
1,000	5.500%, 12/01/26 – FGIC Insured	No Opt. Call	AA–	1,085,580
1,985	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Refunding Series 2013B, 5.000%, 1/01/26	1/23 at 100.00	A	2,286,303
2,450	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien Series 2005A, 5.250%, 1/01/26 (Pre-refunded 1/01/16) – NPFG Insured	1/16 at 100.00	AA– (4)	2,470,409
9,000	Chicago, Illinois, General Obligation Bonds, Series 2005A, 5.000%, 1/01/17 – AGM Insured	1/16 at 100.00	AA	9,034,560
5,540	Chicago, Illinois, Motor Fuel Tax Revenue Bonds, Series 2008A, 5.000%, 1/01/38 – AGC Insured	1/18 at 100.00	AA	5,635,288
7,100	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA	7,376,616
11,350	Illinois Finance Authority, Illinois, Northwestern University, Revenue Bonds, Series 2006, 5.000%, 12/01/42 (Pre-refunded 12/01/15)	12/15 at 100.00	AAA	11,396,081
3,040	Illinois Finance Authority, Revenue Bonds, Edward Health Services Corporation, Series 2008A, 5.500%, 2/01/40 – AMBAC Insured	2/18 at 100.00	A	3,243,954
1,750	Illinois Finance Authority, Revenue Bonds, Hospital Sisters Services Inc., Series 2007, 5.000%, 3/15/26	No Opt. Call	AA–	1,820,315
3,000	Illinois Finance Authority, Revenue Bonds, Memorial Health System, Series 2009, 5.500%, 4/01/34	4/19 at 100.00	AA–	3,300,390
5,390	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A, 6.000%, 5/15/39	5/20 at 100.00	A	6,202,596
1,970	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37 (Pre-refunded 11/15/17)	11/17 at 100.00	A (4)	2,170,251
2,000	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	2,416,180
3,200	Illinois Finance Authority, Revenue Bonds, Resurrection Health Care System, Series 1999B, 5.000%, 5/15/24 – AGM Insured	5/18 at 100.00	AA	3,449,472
410	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C, 5.000%, 8/15/44	8/25 at 100.00	Baa1	440,344
5,590	Illinois Finance Authority, Revenue Refunding Bonds, Silver Cross Hospital and Medical Centers, Series 2008A, 5.500%, 8/15/30	8/18 at 100.00	BBB+	5,920,481
2,795	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/38	1/23 at 100.00	AA–	3,066,115
5,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2015A, 5.500%, 6/15/53	12/25 at 100.00	BBB+	5,419,000
2,330	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 2010B-2, 5.000%, 6/15/50	6/20 at 100.00	BBB+	2,372,196
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
6,500	0.000%, 6/15/25 – NPFG Insured	6/22 at 101.00	AA–	6,910,020
3,700	0.000%, 6/15/30 – NPFG Insured	No Opt. Call	AA–	1,987,418
3,280	0.000%, 6/15/37 – NPFG Insured	No Opt. Call	AA–	1,199,824
11,715	0.000%, 12/15/38 – NPFG Insured	No Opt. Call	AA–	3,969,628
2,080	Midlothian, Illinois, General Obligation Bonds, Series 2010A, 5.250%, 2/01/34 – AGM Insured	2/20 at 100.00	AA	2,224,248
2,300	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2000A, 6.500%, 7/01/30 – NPFG Insured	No Opt. Call	AA	3,046,810
3,000	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2007, 5.000%, 3/01/22 – NPFG Insured	3/17 at 100.00	AA–	3,161,940

60	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$2,685	Sterling, Whiteside County, Illinois, General Obligation Bonds, Recovery Zone Facility Series 2010A, 5.250%, 5/01/31 – AGM Insured	5/20 at 100.00	AA	$3,040,843
2,000	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013, 6.250%, 10/01/38	10/23 at 100.00	A	2,315,300
3,330	Will County Community Unit School District 201U, Crete-Monee, Illinois, General Obligation Bonds, Capital Appreciation Series 2004, 0.000%, 11/01/22 – NPFG Insured	No Opt. Call	AA–	2,719,744
126,155	Total Illinois			117,030,719

	Indiana – 3.6% (2.4% of Total Investments)

4,030	Indiana Finance Authority, Health System Revenue Bonds, Sisters of Saint Francis Health Services, Inc. Obligated Group, Series 2009, 5.250%, 11/01/39	11/19 at 100.00	AA	4,473,985
5,000	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Series 2012A, 4.000%, 5/01/35	5/23 at 100.00	A	4,943,250
1,875	Indiana Finance Authority, Hospital Revenue Bonds, Indiana Unversity Health Obligation Group, Refunding 2015A, 4.000%, 12/01/40	6/25 at 100.00	AA–	1,876,425
2,050	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.000%, 7/01/48 (Alternative Minimum Tax)	7/23 at 100.00	BBB	2,169,146
6,250	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2009A, 5.250%, 12/01/38	12/19 at 100.00	AA	6,983,125
1,600	Indiana Finance Authority, Tax-Exempt Private Activity Revenue Bonds, I-69 Section 5 Project, Series 2014, 5.000%, 9/01/46 (Alternative Minimum Tax)	9/24 at 100.00	BBB	1,716,800
2,500	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	AA–	2,598,325
23,305	Total Indiana			24,761,056

	Iowa – 2.0% (1.3% of Total Investments)

970	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.000%, 7/01/19	7/16 at 100.00	BB+	984,890
7,255	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.500%, 12/01/22	12/18 at 100.00	BB–	7,695,379
5,000	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	B+	4,961,550
13,225	Total Iowa			13,641,819

	Kansas – 1.2% (0.8% of Total Investments)

3,000	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2012A, 5.000%, 11/15/28	5/22 at 100.00	Aa2	3,422,760
3,460	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park Convention Center, Series 2007A, 5.125%, 1/01/22 – AMBAC Insured	1/17 at 100.00	BB+	3,491,797
600	Salina, Kansas, Hospital Revenue Bonds, Salina Regional Medical Center, Series 2006, 4.625%, 10/01/31	4/16 at 100.00	A1	602,820
1,305	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	A–	960,415
8,365	Total Kansas			8,477,792

	Kentucky – 0.2% (0.1% of Total Investments)

1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/38 – AGC Insured	6/18 at 100.00	AA	1,089,090

	Louisiana – 0.7% (0.5% of Total Investments)

5,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A, 5.000%, 5/01/41 (Pre-refunded 5/01/16) – AGM Insured	5/16 at 100.00	Aa1 (4)	5,118,650

	Maryland – 1.3% (0.9% of Total Investments)

4,410	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2007D, 4.900%, 9/01/42 (Alternative Minimum Tax)	3/17 at 100.00	Aa2	4,445,765

Nuveen Investments	61

NMO	Nuveen Municipal Market Opportunity Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maryland (continued)

$2,500	Maryland Department of Transportation, County Transportation Revenue Bonds, Series 2002, 5.500%, 2/01/16	No Opt. Call	AAA	$2,534,175
2,000	Montgomery County, Maryland, Revenue Bonds, Trinity Health Credit Group, Series 2015, 5.000%, 12/01/44	6/25 at 100.00	AA	2,232,120
8,910	Total Maryland			9,212,060

	Massachusetts – 0.4% (0.3% of Total Investments)

2,280	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior Series 2013A, 5.000%, 5/15/43	5/23 at 100.00	AA+	2,595,598

	Michigan – 7.8% (5.3% of Total Investments)

3,000	Detroit, Michigan, Distributable State Aid General Obligation Bonds, Limited Tax Series 2010, 4.500%, 11/01/23	11/20 at 100.00	AA	3,232,860
2,830	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B, 5.500%, 7/01/29 – FGIC Insured	No Opt. Call	AA–	3,413,150
	Detroit, Michigan, Water Supply System Senior Lien Revenue Refunding Bonds, Series 2006D:
4,000	5.000%, 7/01/32 – AGM Insured	7/16 at 100.00	AA	4,053,800
5,000	4.625%, 7/01/32 – AGM Insured	7/16 at 100.00	AA	5,010,050
1,300	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Series 2014C-1, 5.000%, 7/01/44	7/22 at 100.00	BBB+	1,373,814
3,000	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2015, 5.000%, 12/01/31	6/22 at 100.00	AA	3,396,300
17,000	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Refunding Series 2015-I, 5.000%, 4/15/31	10/25 at 100.00	Aa2	19,544,729
5,000	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.750%, 11/15/39	11/19 at 100.00	A–	5,678,650
3,050	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	BB–	3,051,952
2,890	Oakland University, Michigan, General Revenue Bonds, Series 2012, 5.000%, 3/01/42	No Opt. Call	A1	3,139,436
1,150	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39 (Pre-refunded 9/01/18)	9/18 at 100.00	Aaa	1,386,544
1,100	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2015D, 5.000%, 12/01/45	12/25 at 100.00	A	1,195,282
49,320	Total Michigan			54,476,567

	Mississippi – 0.6% (0.4% of Total Investments)

4,260	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	4/16 at 100.00	BBB	4,344,731

	Missouri – 3.0% (2.0% of Total Investments)

	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1:
8,150	0.000%, 4/15/27 – AMBAC Insured	No Opt. Call	AA–	5,453,980
5,000	0.000%, 4/15/31 – AMBAC Insured	No Opt. Call	AA–	2,792,050
6,930	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A, 5.000%, 11/15/48	11/23 at 100.00	A2	7,554,116
5,000	Saint Louis, Missouri, Parking Revenue Bonds, Series 2006A, 5.000%, 12/15/31 – NPFG Insured	12/16 at 100.00	AA–	5,184,350
25,080	Total Missouri			20,984,496

	Nebraska – 2.3% (1.6% of Total Investments)

2,620	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012, 5.000%, 9/01/42	9/22 at 100.00	A	2,828,866
1,400	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015, 5.000%, 11/01/48	11/25 at 100.00	A–	1,511,832
11,690	Omaha Convention Hotel Corporation, Nebraska, Convention Center Revenue Bonds, Series 2007, 5.000%, 2/01/35 – AMBAC Insured	2/17 at 100.00	A2	11,942,972
15,710	Total Nebraska			16,283,670

62	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nevada – 6.8% (4.6% of Total Investments)

$3,000	Clark County Water Reclamation District, Nevada, General Obligation Water Bonds, Series 2009A, 5.250%, 7/01/38	No Opt. Call	AAA	$3,374,430
15,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	A+	17,388,899
11,665	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/42	1/20 at 100.00	A+	13,064,800
	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2015:
5,000	5.000%, 6/01/32	12/24 at 100.00	AA+	5,846,350
3,000	5.000%, 6/01/39	12/24 at 100.00	AA+	3,427,860
3,760	Reno, Nevada, Capital Improvement Revenue Bonds, Series 2005B, 0.000%, 6/01/37 – FGIC Insured	6/24 at 49.90	AA–	1,172,518
2,500	Reno, Nevada, Health Facility Revenue Bonds, Catholic Healthcare West, Trust 2634, 18.924%, 7/01/31 – BHAC Insured (IF) (5)	7/17 at 100.00	AA+	3,012,100
43,925	Total Nevada			47,286,957

	New Hampshire – 0.5% (0.3% of Total Investments)

3,000	New Hampshire Business Finance Authority, Revenue Bonds, Elliot Hospital Obligated Group Issue, Series 2009A, 6.125%, 10/01/39	10/19 at 100.00	Baa1	3,314,340

	New Jersey – 4.6% (3.1% of Total Investments)

1,100	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.125%, 7/01/42 – AGM Insured (Alternative Minimum Tax)	1/24 at 100.00	AA	1,182,280
2,550	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A, 5.250%, 7/01/33 – NPFG Insured	1/16 at 100.00	AA–	2,582,972
4,000	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2011GG, 5.000%, 9/01/22	3/21 at 100.00	A–	4,268,800
18,400	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2006B, 0.000%, 7/01/37	1/17 at 35.47	A–	6,198,592
20,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C, 0.000%, 12/15/35 – AMBAC Insured	No Opt. Call	A–	6,641,400
5,065	New Jersey Turnpike Authority, Revenue Bonds, Growth and Income Securities, Series 2004B, 5.150%, 1/01/35 – AMBAC Insured	1/17 at 100.00	A+	5,284,466
3,000	Rahway Valley Sewerage Authority, New Jersey, Sewer Revenue Bonds, Series 2005A, 0.000%, 9/01/25 – NPFG Insured	No Opt. Call	Aa3	2,232,870
910	Rutgers State University, New Jersey, Revenue Bonds, Refunding Series 2013L, 5.000%, 5/01/43	5/23 at 100.00	Aa3	1,014,632
3,000	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 5.000%, 6/01/41	6/17 at 100.00	B–	2,439,720
58,025	Total New Jersey			31,845,732

	New York – 7.3% (4.9% of Total Investments)

7,000	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 0.000%, 7/15/45	No Opt. Call	BBB–	1,637,650
2,000	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.250%, 2/15/47	2/21 at 100.00	A	2,188,440
3,290	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006B, 5.000%, 12/01/35 (Pre-refunded 6/01/16)	6/16 at 100.00	A– (4)	3,381,199
2,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012F, 5.000%, 11/15/26	11/22 at 100.00	AA–	2,926,975
3,500	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochester Project, Series 2010, 5.750%, 8/15/30	2/21 at 100.00	AA	4,139,660
240	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.500%, 8/01/16 (Alternative Minimum Tax)	No Opt. Call	N/R	247,015
5	New York City, New York, General Obligation Bonds, Fiscal Series 1997H, 6.125%, 8/01/25	1/16 at 100.00	AA	5,025
	New York City, New York, General Obligation Bonds, Fiscal Series 2002G:
10	5.000%, 8/01/17	1/16 at 100.00	AA	10,042
80	5.750%, 8/01/18	1/16 at 100.00	AA	80,377
6,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	6,082,680

Nuveen Investments	63

NMO	Nuveen Municipal Market Opportunity Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$4,385	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.750%, 11/15/51	No Opt. Call	A+	$5,054,590
8,550	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 5.500%, 12/01/31	12/20 at 100.00	BBB	9,763,331
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997:
2,475	6.250%, 12/01/15 – NPFG Insured (Alternative Minimum Tax)	No Opt. Call	AA–	2,486,756
10,000	5.750%, 12/01/22 – NPFG Insured (Alternative Minimum Tax)	12/15 at 100.00	AA–	10,048,800
2,500	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Series 2015A, 5.000%, 11/15/50	5/25 at 100.00	AA–	2,792,250
52,535	Total New York			50,844,790

	North Carolina – 1.3% (0.9% of Total Investments)

3,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2005, 5.250%, 1/01/20 (Pre-refunded 1/01/16) – AMBAC Insured	1/16 at 100.00	AAA	3,025,890
	North Carolina Medical Care Commission, Health System Revenue Bonds, Mission St. Joseph’s Health System, Series 2007:
1,495	4.500%, 10/01/31 (Pre-refunded 10/01/17) (UB)	10/17 at 100.00	AA– (4)	1,607,588
2,505	4.500%, 10/01/31 (UB)	10/17 at 100.00	N/R	2,552,445
1,900	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A, 5.750%, 1/01/39 – AGC Insured	1/19 at 100.00	AA	2,110,900
8,900	Total North Carolina			9,296,823

	North Dakota – 0.3% (0.2% of Total Investments)

1,500	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 6.000%, 11/01/28	11/21 at 100.00	A+	1,800,210

	Ohio – 8.6% (5.8% of Total Investments)

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
4,545	5.375%, 6/01/24	6/17 at 100.00	B–	4,131,405
1,340	5.125%, 6/01/24	6/17 at 100.00	B–	1,203,561
1,695	5.875%, 6/01/30	6/17 at 100.00	B–	1,515,635
6,265	5.750%, 6/01/34	6/17 at 100.00	B–	5,492,024
4,300	6.000%, 6/01/42	6/17 at 100.00	B	3,765,381
1,500	6.500%, 6/01/47	6/17 at 100.00	B	1,400,445
4,750	5.875%, 6/01/47	6/17 at 100.00	B	4,105,758
3,110	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	B–	2,846,210
6,000	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010, 5.250%, 11/01/29	11/20 at 100.00	A	6,795,060
10,000	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Series 2006, 4.250%, 12/01/32 – AGM Insured	12/16 at 100.00	AA+	10,285,700
5,500	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	6,154,115
7,500	Ohio State, Hospital Facility Revenue Bonds, Cleveland Clinic Health System Obligated Group, Refunding Series 2009A, 5.500%, 1/01/39	1/19 at 100.00	Aa2	8,432,475
3,690	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.000%, 2/15/48	2/23 at 100.00	A+	4,009,665
60,195	Total Ohio			60,137,434

	Oklahoma – 0.3% (0.2% of Total Investments)

1,675	Oklahoma Development Finance Authority, Health System Revenue Bonds, Integris Baptist Medical Center, Series 2008B, 5.250%, 8/15/38 (Pre-refunded 8/15/18)	8/18 at 100.00	AA– (4)	1,879,752

64	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania – 6.1% (4.2% of Total Investments)

$3,000	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center, Series 2009A, 5.625%, 8/15/39	8/19 at 100.00	Aa3	$3,347,370
2,645	Delaware County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Series 1997A, 6.200%, 7/01/19	1/16 at 100.00	Ba1	2,654,205
6,975	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A, 0.000%, 12/01/34	12/20 at 100.00	AA–	7,556,785
3,115	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue, Series 2013A, 5.000%, 12/01/36	12/22 at 100.00	AA–	3,438,804
10,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA	12,001,100
11,890	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (4)	13,877,294
37,625	Total Pennsylvania			42,875,558

	Puerto Rico – 0.8% (0.5% of Total Investments)

1,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007VV, 5.250%, 7/01/24 – NPFG Insured	No Opt. Call	AA–	984,550
4,300	Puerto Rico Housing Finance Authority, Capital Fund Program Revenue Bonds, Series 2003, 4.500%, 12/01/23	1/16 at 100.00	AA–	4,340,979
5,300	Total Puerto Rico			5,325,529

	South Carolina – 1.3% (0.9% of Total Investments)

5,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding & Improvement Series 2015A, 5.000%, 12/01/55	6/25 at 100.00	AA–	5,415,400
3,455	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2014A, 5.500%, 12/01/54	6/24 at 100.00	AA–	3,873,677
8,455	Total South Carolina			9,289,077

	South Dakota – 0.1% (0.1% of Total Investments)

545	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2015, 5.000%, 11/01/45	11/25 at 100.00	A+	602,105

	Tennessee – 0.3% (0.2% of Total Investments)

2,125	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	A+	2,327,151

	Texas – 14.0% (9.5% of Total Investments)

1,000	Cedar Hill Independent School District, Dallas County, Texas, General Obligation Bonds, Series 2002, 0.000%, 8/15/32 – FGIC Insured	No Opt. Call	AA–	566,320
2,080	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 5.750%, 1/01/31	1/21 at 100.00	BBB+	2,369,016
2,500	Comal Independent School District, Comal, Bexar, Guadalupe, Hays, and Kendall Counties, Texas, General Obligation Bonds, Series 2005A, 0.000%, 2/01/23	No Opt. Call	Aaa	2,144,750
2,980	Dallas, Texas, General Obligation Bonds, Refunding & Improvement Series 2014, 5.000%, 2/15/16	No Opt. Call	AA+	3,022,823
	Ennis Independent School District, Ellis County, Texas, General Obligation Bonds, Series 2006:
3,950	0.000%, 8/15/30 (Pre-refunded 8/15/16)	8/16 at 49.21	Aaa	1,938,384
4,000	0.000%, 8/15/31 (Pre-refunded 8/15/16)	8/16 at 46.64	Aaa	1,860,520
13,680	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 4/01/53	10/23 at 100.00	AA+	14,928,983
2,320	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Houston Methodist Hospital System, Series 2015, 5.000%, 12/01/45	6/25 at 100.00	AA	2,587,264
3,070	Harris County Hospital District, Texas, Revenue Bonds, Series 2007A, 5.250%, 2/15/42 – NPFG Insured	2/17 at 100.00	AA+	3,222,640
3,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding Senior Lien Series 2014A, 0.000%, 11/15/52 – AGM Insured	11/31 at 35.81	AA	513,330
2,400	Houston, Texas, Airport System Revenue Bonds, Refunding Senior Lien Series 2009A, 5.500%, 7/01/39	7/18 at 100.00	AA–	2,650,584

Nuveen Investments	65

NMO	Nuveen Municipal Market Opportunity Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$2,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Refunding Series 2011A, 5.250%, 11/15/30	No Opt. Call	AA	$2,347,080
1,715	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B, 0.000%, 9/01/32 – AMBAC Insured	No Opt. Call	A2	842,734
2,725	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Refunding Series 2015A, 5.000%, 8/15/40	8/25 at 100.00	AAA	3,139,364
1,015	Marble Falls Independent School District, Burnet County, Texas, General Obligation Bonds, Series 2007, 5.000%, 8/15/34	8/16 at 100.00	Aaa	1,049,256
	Marble Falls Independent School District, Burnet County, Texas, General Obligation Bonds, Series 2007:
1,490	5.000%, 8/15/34 (Pre-refunded 8/15/16)	8/16 at 100.00	Aaa	1,545,756
1,020	5.000%, 8/15/34 (Pre-refunded 8/15/16)	8/16 at 100.00	Aaa	1,058,168
4,000	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital Appreciation Series 2008I, 6.500%, 1/01/43	1/25 at 100.00	A1	4,983,880
2,125	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008D, 0.000%, 1/01/28 – AGC Insured	No Opt. Call	AA	1,359,363
4,105	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B, 5.000%, 1/01/40	1/23 at 100.00	A	4,484,097
4,410	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A, 5.000%, 1/01/34	1/25 at 100.00	A2	4,943,213
3,295	Tarrant County Cultural Education Facilities Finance Corporation, Texas Health Resources Revenue Bonds, Tender Option Bond Trust 1760-3, 17.314%, 8/15/16 (IF)	No Opt. Call	AA	3,785,560
2,675	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010, 5.500%, 8/15/45	8/20 at 100.00	AA–	3,082,162
215	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010, 5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (4)	256,237
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012:
7,925	5.000%, 12/15/28	No Opt. Call	A3	8,773,926
1,600	5.000%, 12/15/32	No Opt. Call	A3	1,754,352
2,500	Texas State, General Obligation Bonds, Transportation Commission Highway Improvement Series 2012A, 5.000%, 4/01/31	No Opt. Call	AAA	2,892,575
5,000	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2012A, 5.000%, 8/15/41	8/22 at 100.00	A–	5,440,150
7,000	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier Refunding Series 2015C, 5.000%, 8/15/37	8/24 at 100.00	BBB+	7,611,520
2,315	Wichita Falls Independent School District, Wichita County, Texas, General Obligation Bonds, Series 2007, 5.000%, 2/01/23 (Pre-refunded 2/01/17)	2/17 at 100.00	AAA	2,447,858
98,110	Total Texas			97,601,865

	Utah – 0.9% (0.6% of Total Investments)

3,000	Riverton, Utah, Hospital Revenue Bonds, IHC Health Services, Inc., Series 2009, 5.000%, 8/15/41	8/19 at 100.00	AA+	3,262,800
2,000	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 6/15/25 – NPFG Insured	No Opt. Call	AA–	1,335,320
1,695	West Valley City Municipal Building Authority, Salt Lake County, Utah, Lease Revenue Bonds, Series 2006A., 4.500%, 8/01/23 – FGIC Insured	8/16 at 100.00	AA–	1,744,765
6,695	Total Utah			6,342,885

	Virginia – 4.4% (3.0% of Total Investments)

900	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Obligated Group, Series 2013, 5.000%, 11/01/30	No Opt. Call	A	1,006,596
21,500	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009C, 0.000%, 10/01/41 – AGC Insured	10/26 at 100.00	AA	25,867,939
3,600	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	3,928,572
26,000	Total Virginia			30,803,107

66	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington – 3.4% (2.3% of Total Investments)

$970	Cowlitz County, Washington, Special Sewerage Revenue Refunding Bonds, CSOB Wastewater Treatment Facilities, Series 2002, 5.500%, 11/01/16 – FGIC Insured	No Opt. Call	AA–	$988,556
4,690	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station, Refunding Series 2006A, 5.000%, 7/01/20 (Pre-refunded 7/01/16)	7/16 at 100.00	Aa1 (4)	4,837,125
2,575	King County Public Hospital District 1, Washington, Limited Tax General Obligation and Refunding Bonds, Series 2008A, 5.000%, 12/01/37 – AGC Insured	No Opt. Call	AA	2,779,944
8,000	Washington State Health Care Facilities Authority, Revenue Bonds, MultiCare Health System, Series 2008A, 5.250%, 8/15/34 (Pre-refunded 8/15/18) – AGM Insured	8/18 at 100.00	AA (4)	8,973,200
9,000	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2003C, 0.000%, 6/01/28 – FGIC Insured	No Opt. Call	AA+	6,331,950
25,235	Total Washington			23,910,775

	West Virginia – 0.5% (0.3% of Total Investments)

3,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding and Improvement Series 2013A, 5.375%, 6/01/38	6/23 at 100.00	A	3,362,280

	Wisconsin – 2.2% (1.5% of Total Investments)

1,830	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Divine Savior Healthcare, Series 2006, 4.750%, 5/01/25	5/16 at 100.00	BBB–	1,855,766
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B:
1,000	5.000%, 2/15/27	2/22 at 100.00	A–	1,135,790
1,000	5.000%, 2/15/28	2/22 at 100.00	A–	1,128,760
10,070	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 5.750%, 5/01/33	5/19 at 100.00	AA–	11,547,571
13,900	Total Wisconsin			15,667,887

	Wyoming – 0.7% (0.5% of Total Investments)

4,080	Campbell County, Wyoming Solid Waste Facilities Revenue Bonds, Basin Electric Power Cooperative – Dry Fork Station Facilities, Series 2009A, 5.750%, 7/15/39	7/19 at 100.00	A1	4,630,310
$1,109,275	Total Municipal Bonds (cost $944,970,927)			1,030,580,077

Shares	Description (1)			Value

	COMMON STOCKS – 0.4% (0.2% of Total Investments)

	Airlines – 0.4% (0.2% of Total Investments)

53,589	American Airlines Group Inc., (6)			$2,476,884
	Total Common Stocks (cost $1,552,724)			2,476,884

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 0.0% (0.0% of Total Investments)

	Transportation – 0.0% (0.0% of Total Investments)

$669	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	5.500%	7/15/19	N/R	$33,469

178	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	3.000%	7/15/55	N/R	7,121
$847	Total Corporate Bonds ($75,979)				40,590
	Total Long-Term Investments (cost $946,599,630)				1,033,097,551
	Floating Rate Obligations – (3.0)%				(20,750,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (50.3)% (9)				(350,900,000)
	Other Assets Less Liabilities – 5.2%				36,304,564
	Net Assets Applicable to Common Shares – 100%				$697,752,115

Nuveen Investments	67

NMO	Nuveen Municipal Market Opportunity Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2015

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(6)	On November 28, 2011, AMR Corp. (“AMR”), the parent company of American Airlines Group, Inc. (“AAL”) filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR’s unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.

(7)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)	During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund is not accruing income for either senior interest corporate bond.

(9)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 34.0%.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

68	Nuveen Investments

NAD

Nuveen Dividend Advantage Municipal Fund
Portfolio of Investments	October 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 144.1% (100.0% of Total Investments)

	MUNICIPAL BONDS – 144.0% (99.9% of Total Investments)

	Arizona – 3.3% (2.3% of Total Investments)

$2,000	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Airport Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	A+	$2,203,640
	Phoenix Civic Improvement Corporation, Arizona, Senior Lien Airport Revenue Bonds, Series 2008A:
2,350	5.000%, 7/01/33	7/18 at 100.00	AA–	2,556,988
8,200	5.000%, 7/01/38	7/18 at 100.00	AA–	8,922,256
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007:
500	5.500%, 12/01/29	No Opt. Call	A–	602,995
5,000	5.000%, 12/01/37	No Opt. Call	A–	5,587,300
18,050	Total Arizona			19,873,179

	California – 14.0% (9.7% of Total Investments)

1,535	Alameda Corridor Transportation Authority, California, Revenue Bonds, Senior Lien Series 1999A, 0.000%, 10/01/37 – NPFG Insured	No Opt. Call	AA–	616,548
	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement Project, Series 1997C:
7,150	0.000%, 9/01/28 – AGM Insured	No Opt. Call	AA	4,452,019
200	0.000%, 9/01/35 – AGM Insured	No Opt. Call	AA	88,290
5,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2013S-4, 5.000%, 4/01/38	4/23 at 100.00	AA–	5,576,100
3,335	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.000%, 11/15/42	11/16 at 100.00	AA–	3,442,154
5,000	California State, General Obligation Bonds, Refunding Series 2005, 5.000%, 3/01/31 (Pre-refunded 3/01/16)	3/16 at 100.00	A+ (4)	5,081,650
4,300	California State, General Obligation Bonds, Refunding Series 2007, 4.500%, 8/01/30	2/17 at 100.00	AA–	4,487,394
65	California State, General Obligation Bonds, Series 1997, 5.000%, 10/01/18 – AMBAC Insured	1/16 at 100.00	AA–	65,268
4,250	California State, General Obligation Bonds, Various Purpose Series 2010, 5.250%, 11/01/40	11/20 at 100.00	AA–	4,913,213
2,250	California Statewide Communities Development Authority, Revenue Bonds, Cottage Health System Obligated Group, Series 2010, 5.250%, 11/01/30	11/20 at 100.00	AA–	2,550,600
6,025	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38	8/19 at 100.00	Aa2	7,095,763
5,000	Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds, Election 2006 Series 2007A, 5.000%, 8/01/31 (Pre-refunded 8/01/17) – AGM Insured	8/17 at 100.00	AA (4)	5,395,450
2,000	Dublin Unified School District, Alameda County, California, General Obligation Bonds, Series 2007C, 0.000%, 8/01/31 – NPFG Insured	8/17 at 49.41	Aa2	948,600
3,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A, 6.000%, 1/15/49	1/24 at 100.00	BBB–	3,519,210
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A:
3,455	0.000%, 6/01/24 – AMBAC Insured	No Opt. Call	A+	2,730,832
3,500	0.000%, 6/01/26 – AGM Insured	No Opt. Call	AA	2,565,955
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
4,680	4.500%, 6/01/27	6/17 at 100.00	B+	4,592,858
12,805	5.000%, 6/01/33	6/17 at 100.00	B	11,423,469
1,000	5.125%, 6/01/47	6/17 at 100.00	B	849,330

Nuveen Investments	69

NAD	Nuveen Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	October 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$2,500	Huntington Beach Union High School District, Orange County, California, General Obligation Bonds, Series 2007, 0.000%, 8/01/32 – FGIC Insured	No Opt. Call	Aa2	$1,288,675
2,200	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009C, 6.500%, 11/01/39	No Opt. Call	A	2,968,680
2,000	Murrieta Valley Unified School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2006A, 5.125%, 9/01/26 – AGM Insured	9/16 at 100.00	AA	2,073,300
7,660	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Senior Lien Toll Road Revenue Bonds, Series 1993, 0.000%, 1/01/24 (ETM)	No Opt. Call	Aaa	6,544,934
2,410	Victor Elementary School District, San Bernardino County, California, General Obligation Bonds, Series 2002A, 0.000%, 8/01/26 – FGIC Insured	No Opt. Call	AA–	1,704,738
91,320	Total California			84,975,030

	Colorado – 11.3% (7.8% of Total Investments)

1,125	Antelope Heights Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.000%, 12/01/37 – RAAI Insured	12/17 at 100.00	AA	1,138,725
3,475	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009A, 5.500%, 7/01/34	7/19 at 100.00	A+	3,919,626
2,300	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2011A, 5.000%, 2/01/41	2/21 at 100.00	A+	2,481,861
4,890	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	A+	5,342,325
4,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA–	4,400,160
8,765	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/25 – NPFG Insured	No Opt. Call	AA–	6,448,323
25,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/31 – NPFG Insured	No Opt. Call	AA–	13,784,250
60,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 3/01/36 – NPFG Insured	No Opt. Call	AA–	26,574,600
12,500	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2006A, 0.000%, 9/01/38 – NPFG Insured	9/26 at 54.77	AA–	4,306,250
122,055	Total Colorado			68,396,120

	Connecticut – 0.4% (0.3% of Total Investments)

2,235	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-1, 5.000%, 7/01/42	7/16 at 100.00	AAA	2,291,814
4,178	Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Bonds, Subordinate Series 2013A, 6.050%, 7/01/31 (5)	No Opt. Call	N/R	275,597
6,413	Total Connecticut			2,567,411

	Florida – 6.8% (4.7% of Total Investments)

2,735	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Series 2015, 5.000%, 11/15/35	11/24 at 100.00	A2	2,985,198
2,500	Marion County Hospital District, Florida, Revenue Bonds, Munroe Regional Medical Center, Series 2007, 5.000%, 10/01/34 (Pre-refunded 10/01/17)	10/17 at 100.00	BBB+ (4)	2,710,100
3,000	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Refunding Series 2012, 5.000%, 7/01/42	7/22 at 100.00	AA	3,316,170
1,665	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health, Inc., Series 2009, 5.125%, 10/01/26	10/19 at 100.00	A	1,847,551
	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Series 2007:
22,000	5.000%, 8/15/37 (UB)	8/17 at 100.00	AA	22,984,720
7,370	5.000%, 8/15/42 (UB)	8/17 at 100.00	AA	7,681,383
39,270	Total Florida			41,525,122

70	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia – 2.4% (1.7% of Total Investments)

$5,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2015, 5.000%, 11/01/32	5/25 at 100.00	AA–	$5,803,550
5,000	Cobb County Development Authority, Georgia, Student Housing Revenue Bonds, KSU Village II Real Estate Foundation LLC Project, Senior Series 2007A, 5.250%, 7/15/38 (Pre-refunded 7/15/17) – AMBAC Insured	7/17 at 100.00	Baa2 (4)	5,381,050
3,000	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010B, 5.250%, 2/15/37	2/20 at 100.00	AA–	3,310,470
13,000	Total Georgia			14,495,070

	Illinois – 20.6% (14.3% of Total Investments)

3,790	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1, 0.000%, 12/01/29 – FGIC Insured	No Opt. Call	AA–	1,761,251
7,250	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A, 5.500%, 12/01/26 – FGIC Insured	No Opt. Call	AA–	7,870,455
	Chicago, Illinois, FHA/GNMA Multifamily Housing Revenue Bonds, Archer Court Apartments, Series 1999A:
320	5.500%, 12/20/19 (Alternative Minimum Tax)	4/16 at 100.00	AA–	320,842
1,210	5.600%, 12/20/29 (Alternative Minimum Tax)	4/16 at 100.00	AA–	1,211,779
1,925	5.650%, 12/20/40 (Alternative Minimum Tax)	4/16 at 100.00	AA–	1,927,021
3,665	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien Series 2005A, 5.000%, 1/01/33 (Pre-refunded 1/01/16) – FGIC Insured	1/16 at 100.00	AA– (4)	3,693,990
3,000	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999, 0.000%, 1/01/33 – FGIC Insured	No Opt. Call	AA–	1,170,990
22,750	Chicago, Illinois, General Obligation Refunding Bonds, Emergency Telephone System, Series 1999, 5.500%, 1/01/23 – FGIC Insured	No Opt. Call	AA–	24,656,223
1,500	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009B, 5.500%, 11/01/39	11/19 at 100.00	AA+	1,716,540
2,000	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Series 2008A, 5.250%, 8/15/47 – AGC Insured (UB)	8/18 at 100.00	AA	2,140,740
1,120	Illinois Finance Authority, Revenue Bonds, Edward Health Services Corporation, Series 2008A, 5.500%, 2/01/40 – AMBAC Insured	2/18 at 100.00	A	1,195,141
1,800	Illinois Finance Authority, Revenue Bonds, Resurrection Health Care System, Series 1999B, 5.000%, 5/15/19 – AGM Insured	5/18 at 100.00	AA	1,962,558
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C:
560	5.000%, 8/15/35	8/25 at 100.00	Baa1	611,850
410	5.000%, 8/15/44	8/25 at 100.00	Baa1	440,344
1,225	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2007, 5.000%, 7/01/19 (Pre-refunded 7/01/17)	7/17 at 100.00	AA+ (4)	1,315,564
4,000	Illinois Finance Authority, Revenue Refunding Bonds, Silver Cross Hospital and Medical Centers, Series 2008A, 6.000%, 8/15/23	8/18 at 100.00	BBB+	4,380,640
5,930	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., Refunding Series 2007A, 5.250%, 5/01/34	5/17 at 100.00	BBB+	6,059,689
2,000	Illinois Toll Highway Authority, State Toll Highway Authority Revenue Bonds, Series 2006A-1, 5.000%, 1/01/20 (Pre-refunded 7/01/16) – AGM Insured	7/16 at 100.00	AA (4)	2,062,600
2,000	Kane & DeKalb Counties Community Unit School District 301, Illinois, General Obligation Bonds, Series 2006, 0.000%, 12/01/21 – NPFG Insured	No Opt. Call	Aa3	1,702,860
3,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36 (6)	1/16 at 100.00	N/R	1,434,000
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 1996A:
12,250	0.000%, 12/15/22 – NPFG Insured	No Opt. Call	AA–	9,755,778
13,000	0.000%, 12/15/23 – NPFG Insured	No Opt. Call	AA–	9,869,080

Nuveen Investments	71

NAD	Nuveen Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	October 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$1,840	Oak Park, Illinois, General Obligation Bonds, Series 2005B, 0.000%, 11/01/27 (Pre-refunded 5/01/16) – SYNCORA GTY Insured	5/16 at 55.54	AA (4)	$1,019,654
	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1999:
22,650	5.750%, 6/01/19 – AGM Insured	No Opt. Call	AA	26,068,338
3,500	5.750%, 6/01/23 – AGM Insured	No Opt. Call	AA	4,229,015
4,930	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation Bonds, Series 2006, 0.000%, 1/01/23 – AGM Insured	No Opt. Call	A1	3,994,976
2,475	Will County School District 122, New Lenox, Illinois, General Obligation Bonds, Series 2000B, 0.000%, 11/01/18 – AGM Insured	No Opt. Call	A2	2,353,131
130,100	Total Illinois			124,925,049

	Indiana – 3.8% (2.7% of Total Investments)

3,400	Indiana Finance Authority, Hospital Revenue Bonds, Indiana Unversity Health Obligation Group, Refunding 2015A, 5.000%, 12/01/40	6/25 at 100.00	AA–	3,765,466
4,670	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2009A, 5.250%, 12/01/38	12/19 at 100.00	AA	5,217,791
970	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	A+	1,010,449
1,030	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37 (Pre-refunded 3/01/17)	3/17 at 100.00	N/R (4)	1,099,051
3,065	Indiana Housing and Community Development Authority, Single Family Mortgage Revenue Bonds, Tender Option Bond Trust 2015-XF0068, 7.704%, 1/01/25 (Alternative Minimum Tax) (IF)	1/17 at 100.00	Aaa	3,174,666
8,675	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	AA–	9,016,188
21,810	Total Indiana			23,283,611

	Iowa – 1.7% (1.2% of Total Investments)

1,335	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	BB–	1,463,761
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
2,420	5.500%, 6/01/42	1/16 at 100.00	B+	2,293,870
7,000	5.625%, 6/01/46	1/16 at 100.00	B+	6,774,600
10,755	Total Iowa			10,532,231

	Kansas – 0.1% (0.1% of Total Investments)

980	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	A–	721,231

	Kentucky – 0.3% (0.2% of Total Investments)

2,670	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Convertible Capital Appreciation Series 2013C, 0.000%, 7/01/43	7/31 at 100.00	Baa3	1,903,470

	Louisiana – 3.3% (2.3% of Total Investments)

6,525	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	Baa1	6,836,699
2,475	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47 (Pre-refunded 5/15/17)	5/17 at 100.00	N/R (4)	2,664,065
5,445	Louisiana State, Gasoline and Fuel Tax Revenue Bonds, Series 2006A, 4.500%, 5/01/41 (Pre-refunded 5/01/16) – FGIC Insured (UB)	5/16 at 100.00	Aa1 (4)	5,560,488
5,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A, 5.000%, 5/01/41 (Pre-refunded 5/01/16) – AGM Insured	5/16 at 100.00	Aa1 (4)	5,118,650
19,445	Total Louisiana			20,179,902

72	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maine – 0.2% (0.1% of Total Investments)

$1,050	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011, 6.750%, 7/01/41	7/21 at 100.00	BBB–	$1,190,553

	Maryland – 0.5% (0.4% of Total Investments)

3,000	Washington Suburban Sanitary District, Montgomery and Prince George’s Counties, Maryland, General Obligation Bonds, Consolidated Public Improvement, Series 2012, 5.000%, 6/01/16	No Opt. Call	AAA	3,084,990

	Massachusetts – 2.9% (2.1% of Total Investments)

1,440	Boston Industrial Development Financing Authority, Massachusetts, Subordinate Revenue Bonds, Crosstown Center Project, Series 2002, 8.000%, 9/01/35 (Alternative Minimum Tax) (5), (8)	1/16 at 100.00	N/R	108,000
2,840	Massachusetts Bay Transportation Authority, Assessment Bonds, Series 2008A, 5.250%, 7/01/34	7/18 at 100.00	AAA	3,138,484
1,160	Massachusetts Bay Transportation Authority, Assessment Bonds, Series 2008A, 5.250%, 7/01/34 (Pre-refunded 7/01/18)	7/18 at 100.00	N/R (4)	1,296,219
4,365	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Berkshire Health System, Series 2005F, 5.000%, 10/01/19 – AGC Insured	1/16 at 100.00	AA	4,380,321
620	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 2008E-1 &2, 5.125%, 7/01/33	7/18 at 100.00	A–	659,438
2,300	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	2,570,342
2,710	Massachusetts Housing Finance Agency, Housing Bonds, Series 2009F, 5.700%, 6/01/40	12/18 at 100.00	AA–	2,840,405
2,280	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior Series 2013A, 5.000%, 5/15/43	5/23 at 100.00	AA+	2,595,598
1,100	Massachusetts Turnpike Authority, Metropolitan Highway System Revenue Bonds, Senior Series 1997A, 0.000%, 1/01/24 – NPFG Insured	No Opt. Call	AA–	911,438
18,815	Total Massachusetts			18,500,245

	Michigan – 6.0% (4.1% of Total Investments)

885	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	A–	959,384
6,000	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 – NPFG Insured	1/16 at 100.00	AA–	6,082,560
1,600	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2001E, 5.750%, 7/01/31 – BHAC Insured	7/18 at 100.00	AA+	1,752,976
4,000	Detroit, Michigan, Water Supply System Senior Lien Revenue Refunding Bonds, Series 2006D, 5.000%, 7/01/32 – AGM Insured	7/16 at 100.00	AA	4,053,800
405	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Refunding Senior Loan Series 2014D-1, 5.000%, 7/01/37 – AGM Insured	7/24 at 100.00	AA	443,410
3,670	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2015, 5.000%, 12/01/32	6/22 at 100.00	AA	4,135,980
2,500	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2009-I, 5.000%, 10/15/23 – AGC Insured	No Opt. Call	AA	2,830,000
10,000	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Refunding Series 2015-I, 5.000%, 4/15/34	10/25 at 100.00	Aa2	11,378,100
1,150	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39 (Pre-refunded 9/01/18)	9/18 at 100.00	Aaa	1,386,544
3,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2012A, 5.000%, 12/01/37	No Opt. Call	A	3,243,000
33,210	Total Michigan			36,265,754

	Minnesota – 1.5% (1.0% of Total Investments)

6,375	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A, 6.625%, 11/15/28 (Pre-refunded 11/15/18)	11/18 at 100.00	A+ (4)	7,457,666

Nuveen Investments	73

NAD	Nuveen Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	October 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

$1,575	Minnesota Public Facilities Authority, Water Pollution Control Revolving Fund Bonds, Series 2004B, 5.250%, 3/01/16	No Opt. Call	AAA	$1,602,216
7,950	Total Minnesota			9,059,882

	Missouri – 2.3% (1.6% of Total Investments)

	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1:
7,000	0.000%, 4/15/27 – AMBAC Insured	No Opt. Call	AA–	4,684,400
5,000	0.000%, 4/15/29 – AMBAC Insured	No Opt. Call	AA–	3,050,700
5,545	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A, 5.000%, 11/15/48	11/23 at 100.00	A2	6,044,383
17,545	Total Missouri			13,779,483

	Nebraska – 0.1% (0.1% of Total Investments)

470	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015, 5.000%, 11/01/45	11/25 at 100.00	A–	509,038

	Nevada – 8.2% (5.7% of Total Investments)

4,000	Clark County Water Reclamation District, Nevada, General Obligation Water Bonds, Series 2009A, 5.250%, 7/01/38	No Opt. Call	AAA	4,499,240
10,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	A+	11,592,600
9,725	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/42	1/20 at 100.00	A+	10,892,000
1,000	Clark County School District, Nevada, Genral Obligations Bonds, Series 2005C, 5.000%, 6/15/20 – AGM Insured (Pre-refunded 12/15/15)	12/15 at 100.00	AA (4)	1,006,130
3,750	Henderson, Nevada, Healthcare Facility Revenue Refunding Bonds, Catholic Healthcare West, Tender Option Bond Trust 2633, 19.197%, 7/01/31 – BHAC Insured (IF) (7)	7/17 at 100.00	AA+	4,518,150
1,500	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30	6/19 at 100.00	BBB	1,703,895
	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2015:
5,000	5.000%, 6/01/32	12/24 at 100.00	AA+	5,846,350
4,000	5.000%, 6/01/39	12/24 at 100.00	AA+	4,570,480
5,000	North Las Vegas, Nevada, General Obligation Bonds, Series 2006, 5.000%, 5/01/36 – NPFG Insured	5/16 at 100.00	AA–	4,918,150
43,975	Total Nevada			49,546,995

	New Jersey – 5.9% (4.1% of Total Investments)

1,100	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.125%, 7/01/42 – AGM Insured (Alternative Minimum Tax)	1/24 at 100.00	AA	1,182,280
6,850	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 5.750%, 12/01/15 (ETM)	No Opt. Call	N/R (4)	6,883,360
4,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 1999A, 5.750%, 6/15/18	No Opt. Call	A–	4,330,080
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
20,000	0.000%, 12/15/28 – AMBAC Insured	No Opt. Call	A–	10,455,600
20,000	0.000%, 12/15/36 – AMBAC Insured	No Opt. Call	A–	6,274,600
570	Rutgers State University, New Jersey, Revenue Bonds, Refunding Series 2013L, 5.000%, 5/01/43	5/23 at 100.00	Aa3	635,539
6,025	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.625%, 6/01/26	6/17 at 100.00	B+	5,899,379
58,545	Total New Jersey			35,660,838

	New York – 7.1% (4.9% of Total Investments)

1,100	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.250%, 2/15/47	2/21 at 100.00	A	1,203,642
6,000	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	N/R	6,315,240

74	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$4,755	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA	$5,591,832
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38	5/23 at 100.00	AAA	5,601,400
5,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	5,068,900
2,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.750%, 11/15/51	No Opt. Call	A+	2,305,400
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
5,000	6.500%, 12/01/28	12/15 at 100.00	BBB	5,025,200
1,670	6.000%, 12/01/36	12/20 at 100.00	BBB	1,940,123
10,000	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 5.900%, 12/01/17 – NPFG Insured (Alternative Minimum Tax)	12/15 at 100.00	AA–	10,020,800
40,525	Total New York			43,072,537

	North Carolina – 0.9% (0.6% of Total Investments)

1,500	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2008A, 5.250%, 1/15/24 – AGC Insured	1/18 at 100.00	AA–	1,620,390
3,400	North Carolina Medical Care Commission, Health Care Facilities Revenue Refunding Bonds, WakeMed , Series 2012A, 5.000%, 10/01/31	10/22 at 100.00	AA–	3,758,190
4,900	Total North Carolina			5,378,580

	North Dakota – 0.8% (0.5% of Total Investments)

3,910	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 6.250%, 11/01/31	11/21 at 100.00	A+	4,734,736

	Ohio – 5.7% (4.0% of Total Investments)

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
1,820	5.375%, 6/01/24	6/17 at 100.00	B–	1,654,380
210	5.125%, 6/01/24	6/17 at 100.00	B–	188,618
6,315	5.875%, 6/01/30	6/17 at 100.00	B–	5,646,747
1,890	5.750%, 6/01/34	6/17 at 100.00	B–	1,656,812
1,000	6.500%, 6/01/47	6/17 at 100.00	B	933,630
3,930	5.875%, 6/01/47	6/17 at 100.00	B	3,396,974
6,135	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	B–	5,614,629
6,000	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010, 5.250%, 11/01/29	11/20 at 100.00	A	6,795,060
3,650	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2004A, 5.000%, 5/01/30	1/16 at 100.00	A+	3,660,987
1,000	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	1,118,930
	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1:
1,500	5.250%, 2/15/39	2/23 at 100.00	A+	1,698,495
1,845	5.000%, 2/15/48	2/23 at 100.00	A+	2,004,832
270	Warren County, Ohio, Limited Tax General Obligations, Series 1997, 5.500%, 12/01/17	12/15 at 100.00	Aa1	271,220
35,565	Total Ohio			34,641,314

	Oklahoma – 0.7% (0.5% of Total Investments)

1,000	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26	8/21 at 100.00	N/R	1,178,370

Nuveen Investments	75

NAD	Nuveen Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	October 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oklahoma (continued)

	Oklahoma Development Finance Authority, Health System Revenue Bonds, Integris Baptist Medical Center, Refunding Series 2015A:
$1,000	5.000%, 8/15/26	8/25 at 100.00	AA–	$1,214,000
1,750	5.000%, 8/15/28	8/25 at 100.00	AA–	2,089,238
3,750	Total Oklahoma			4,481,608

	Pennsylvania – 3.0% (2.1% of Total Investments)

160	Erie Water Authority, Erie County, Pennsylvania, Water Revenue Bonds, Series 2008, 5.000%, 12/01/43 (Pre-refunded 12/01/18) – AGM Insured	12/18 at 100.00	AA (4)	180,059
1,090	Erie Water Authority, Erie County, Pennsylvania, Water Revenue Bonds, Series 2008, 5.000%, 12/01/43 – AGM Insured	12/18 at 100.00	AA	1,192,885
1,500	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2008-96A, 4.650%, 10/01/31 (Alternative Minimum Tax) (UB)	10/16 at 100.00	AA+	1,512,255
8,200	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38	12/27 at 100.00	A–	9,062,968
5,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA	6,000,550
15,950	Total Pennsylvania			17,948,717

	Puerto Rico – 0.7% (0.5% of Total Investments)

4,300	Puerto Rico Housing Finance Authority, Capital Fund Program Revenue Bonds, Series 2003, 4.500%, 12/01/23	1/16 at 100.00	AA–	4,340,979

	Rhode Island – 0.5% (0.3% of Total Investments)

3,000	Rhode Island Economic Development Corporation, Airport Revenue Bonds, Refunding Series 2005A, 4.625%, 7/01/26 – NPFG Insured (Alternative Minimum Tax)	1/16 at 100.00	AA–	3,002,190

	South Carolina – 1.4% (0.9% of Total Investments)

1,950	Florence County, South Carolina, Hospital Revenue Bonds, McLeod Regional Medical Center, Refunding Series 2010A, 5.000%, 11/01/37	11/20 at 100.00	AA	2,148,978
1,250	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2, 0.000%, 1/01/31 – AMBAC Insured	No Opt. Call	AA	710,925
5,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding & Improvement Series 2015A, 5.000%, 12/01/55	6/25 at 100.00	AA–	5,415,400
8,200	Total South Carolina			8,275,303

	South Dakota – 0.1% (0.0% of Total Investments)

365	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2015, 5.000%, 11/01/45	11/25 at 100.00	A+	403,245

	Tennessee – 0.4% (0.3% of Total Investments)

2,310	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.250%, 9/01/36	9/16 at 100.00	BBB+	2,378,515

	Texas – 12.7% (8.8% of Total Investments)

2,560	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 1999C, 7.700%, 3/01/32 (Alternative Minimum Tax) (5)	1/16 at 100.00	C	147,200
2,000	Capital Area Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, The Roman Catholic Diocese of Austin, Series 2005B. Remarketed, 6.125%, 4/01/45	4/20 at 100.00	Baa1	2,297,000
3,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012E, 5.000%, 11/01/42 (Alternative Minimum Tax)	No Opt. Call	A+	3,208,200
2,140	Grapevine-Colleyville Independent School District, Tarrant and Dallas Counties, Texas, General Obligation Bonds, Capital Appreciation, Refunding Series 1998, 0.000%, 8/15/25	No Opt. Call	AAA	1,684,244
1,545	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Houston Methodist Hospital System, Series 2015, 5.000%, 12/01/45	6/25 at 100.00	AA	1,722,984
730	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H, 0.000%, 11/15/30 – NPFG Insured	No Opt. Call	AA–	372,410

76	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$1,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 11/15/30	11/24 at 100.00	A2	$1,135,300
2,305	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Senior Lien Series 2001A, 0.000%, 11/15/20 – NPFG Insured	No Opt. Call	AA	2,116,451
4,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Refunding Series 2009A, 5.125%, 11/15/32 – AGC Insured	No Opt. Call	AA	4,488,680
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B:
3,130	0.000%, 9/01/30 – AMBAC Insured	No Opt. Call	A2	1,710,389
12,030	0.000%, 9/01/31 – AMBAC Insured	No Opt. Call	A2	6,243,209
2,275	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Refunding Series 2015A, 5.000%, 8/15/40	8/25 at 100.00	AAA	2,620,937
65	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2008, 5.000%, 8/15/23	8/17 at 100.00	AAA	70,054
1,500	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2008, 5.000%, 8/15/23 (Pre-refunded 8/15/17)	8/17 at 100.00	N/R (4)	1,617,015
2,225	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008A, 5.750%, 1/01/40 – BHAC Insured	1/18 at 100.00	AA+	2,435,574
4,105	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B, 5.000%, 1/01/40	1/23 at 100.00	A1	4,484,097
7,855	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A, 5.000%, 1/01/33	1/25 at 100.00	A2	8,837,582
3,295	Tarrant County Cultural Education Facilities Finance Corporation, Texas Health Resources Revenue Bonds, Tender Option Bond Trust 1760-3, 17.314%, 8/15/16 (IF)	No Opt. Call	AA	3,785,560
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012:
2,050	5.000%, 12/15/26	No Opt. Call	A3	2,308,382
8,230	5.000%, 12/15/29	No Opt. Call	A3	9,045,758
8,900	Texas Public Finance Authority, Unemployment Compensation Obligation Assessment Revenue Bonds, Series 2010A, 5.000%, 7/01/17 (Pre-refunded 1/01/16)	1/16 at 100.00	AAA	8,973,959
5,000	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2012A, 5.000%, 8/15/41	8/22 at 100.00	A–	5,440,150
2,100	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier Refunding Series 2015C, 5.000%, 8/15/33	8/24 at 100.00	BBB+	2,323,104
82,040	Total Texas			77,068,239

	Virginia – 2.0% (1.4% of Total Investments)

1,500	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Goodwin House, Inc., Series 2007A, 5.125%, 10/01/42	10/17 at 100.00	BBB	1,555,575
1,500	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Obligated Group, Series 2013, 5.000%, 11/01/30	No Opt. Call	A	1,677,660
2,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009B, 0.000%, 10/01/36 – AGC Insured	No Opt. Call	AA	820,680
3,000	Prince William County Industrial Development Authority, Virginia, Health Care Facilities Revenue Bonds, Novant Health Obligated Group-Prince William Hospital, Refunding Series 2013B, 5.000%, 11/01/46	11/22 at 100.00	AA–	3,267,780
6,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	B–	4,553,640
14,000	Total Virginia			11,875,335

	Washington – 7.6% (5.3% of Total Investments)

2,000	Skagit County Public Hospital District 2, Washington, Hospital Revenue Bonds, Island Hospital, Refunding Series 2005, 5.000%, 12/01/30 (Pre-refunded 12/01/15) – NPFG Insured	12/15 at 100.00	A3 (4)	2,008,440

Nuveen Investments	77

NAD	Nuveen Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	October 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)		Ratings (3)	Value

	Washington (continued)

$4,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2012A, 5.000%, 10/01/32	10/22 at 100.00		AA	$4,528,480
2,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2009A, 6.000%, 1/01/33 (Pre-refunded 7/01/19)	7/19 at 100.00		A (4)	2,356,600
3,350	Washington, General Obligation Compound Interest Bonds, Series 1999S-2, 0.000%, 1/01/18 – AGM Insured	No Opt. Call		AA+	3,284,307
	Washington, General Obligation Compound Interest Bonds, Series 1999S-3:
17,650	0.000%, 1/01/20	No Opt. Call		AA+	16,711,373
18,470	0.000%, 1/01/21	No Opt. Call		AA+	17,013,824
47,470	Total Washington				45,903,024

	Wisconsin – 4.8% (3.3% of Total Investments)

7,620	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health, Series 2006A, 5.000%, 11/15/36	11/16 at 100.00		AA+	7,929,371
780	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Bellin Memorial Hospital Inc., Series 2003, 5.500%, 2/15/19 – AMBAC Insured	No Opt. Call		A2	820,629
4,330	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Childrens Hospital of Wisconsin Inc., Series 2008B, 5.500%, 8/15/29	2/20 at 100.00		AA	4,910,089
1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B, 5.000%, 2/15/32	2/22 at 100.00		A–	1,388,149
	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A:
6,745	6.000%, 5/01/36	5/19 at 100.00		AA–	7,809,630
5,100	6.250%, 5/01/37	5/19 at 100.00		AA–	5,948,435
25,825	Total Wisconsin				28,806,303
$952,538	Total Municipal Bonds (cost $809,311,459)				873,285,829

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 0.0% (0.0% of Total Investments)

	Transportation – 0.0% (0.0% of Total Investments)

$266	Las Vegas Monorail Company, Senior Interest Bonds (8), (9)	5.500%	7/15/19	N/R	$13,290
71	Las Vegas Monorail Company, Senior Interest Bonds (8), (9)	3.000%	7/15/55	N/R	2,827
$337	Total Corporate Bonds ($30,169)				16,117

Shares	Description (1), (10)				Value

	INVESTMENT COMPANIES – 0.1% (0.1% of Total Investments)

8,812	BlackRock MuniHoldings Fund Inc.				$149,540
32,524	Invesco Quality Municipal Income Trust				399,069
	Total Investment Companies (cost $530,611)				548,609
	Total Long-Term Investments (cost $809,872,239)				873,850,555
	Floating Rate Obligations – (4.2)%				(25,650,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (43.7)% (11)				(265,000,000)
	Other Assets Less Liabilities – 3.8%				23,406,740
	Net Assets Applicable to Common Shares – 100%				$606,607,295

78	Nuveen Investments

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(6)	On January 7, 2015, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 7.125% to 5.700%. On November 11, 2015, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.700% to 4.275%.

(7)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(8)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(9)	During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund is not accruing income for either senior interest corporate bond.

(10)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission (“SEC”) on its website at http://www.sec.gov.

(11)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.3%.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	79

NXZ

Nuveen Dividend Advantage Municipal Fund 2
Portfolio of Investments	October 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 143.1% (100.0% of Total Investments)

	MUNICIPAL BONDS – 143.1% (100.0% of Total Investments)

	Alabama – 0.9% (0.6% of Total Investments)

$1,805	Alabama Private Colleges and University Facilities Authority, Limited Obligation Bonds, University of Mobile Project, Series 2015A, 6.000%, 9/01/45	9/25 at 100.00	N/R	$1,819,494
2,030	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/39	11/16 at 100.00	AA+	2,109,596
3,835	Total Alabama			3,929,090

	Alaska – 2.4% (1.6% of Total Investments)

1,000	Alaska Municipal Bond Bank, General Obligation Bonds, Qualified 501 Series 2013B-2, 5.000%, 6/01/30	6/18 at 100.00	AA+	1,089,940
3,000	Anchorage, Alaska, General Obligation Bonds, Schools Refunding Series 2004B, 5.250%, 12/01/15 – AMBAC Insured	No Opt. Call	AAA	3,013,350
2,290	Anchorage, Alaska, Water Revenue Bonds, Refunding Series 2007, 5.000%, 5/01/37 – NPFG Insured	5/17 at 100.00	AA	2,414,301
2,455	North Slope Borough, Alaska, General Obligation Bonds, Series 2007A, 5.000%, 6/30/16 – NPFG Insured	No Opt. Call	Aa2	2,533,806
2,285	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/46	1/16 at 100.00	B	1,919,126
11,030	Total Alaska			10,970,523

	Arizona – 1.7% (1.2% of Total Investments)

4,500	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Airport Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	A+	4,958,190
2,905	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2008A, 5.000%, 1/01/33	No Opt. Call	Aa1	3,125,693
7,405	Total Arizona			8,083,883

	California – 17.1% (12.0% of Total Investments)

1,295	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Golden Gate Tobacco Funding Corporation, Turbo, Series 2007A, 5.000%, 6/01/36	6/17 at 100.00	BB	1,093,796
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A:
3,280	5.450%, 6/01/28	12/18 at 100.00	B	3,286,757
9,000	5.600%, 6/01/36	12/18 at 100.00	B	8,795,340
4,080	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 4/01/37 – BHAC Insured	4/16 at 100.00	AA+	4,149,931
4,345	California State, General Obligation Bonds, Refunding Series 2007, 4.500%, 8/01/30	2/17 at 100.00	AA–	4,534,355
4,250	California State, General Obligation Bonds, Various Purpose Series 2010, 5.250%, 11/01/40	11/20 at 100.00	AA–	4,913,213
3,000	California State, General Obligation Bonds, Various Purpose Series 2011, 5.250%, 10/01/32	10/21 at 100.00	AA–	3,481,710
4,000	Coast Community College District, Orange County, California, General Obligation Bonds, Series 2005, 0.000%, 8/01/22 – NPFG Insured	No Opt. Call	Aa1	3,435,680
4,505	Foothill-De Anza Community College District, Santa Clara County, California, Election of 1999 General Obligation Bonds, Series A, 0.000%, 8/01/30 – NPFG Insured	No Opt. Call	Aaa	2,709,938
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
4,350	5.000%, 6/01/33	6/17 at 100.00	B	3,880,679
1,000	5.125%, 6/01/47	6/17 at 100.00	B	849,330
5,255	Los Angeles Unified School District, California, General Obligation Bonds, Election of 2004, Series 2006F, 5.000%, 7/01/30 (Pre-refunded 7/01/16) – FGIC Insured	7/16 at 100.00	Aa2 (4)	5,423,475
1,160	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43	8/35 at 100.00	AA	811,745

80	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$3,285	Murrieta Valley Unified School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2006A, 5.125%, 9/01/26 – AGM Insured	9/16 at 100.00	AA	$3,405,395
10,885	Norwalk La Mirada Unified School District, Los Angeles County, California, General Obligation Bonds, Election of 2002 Series 2005B, 0.000%, 8/01/25 – FGIC Insured	No Opt. Call	AA–	8,174,853
5,000	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/38 – AGC Insured	8/29 at 100.00	AA	5,314,200
1,750	Paramount Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2001B, 0.000%, 9/01/23 – AGM Insured	No Opt. Call	AA	1,406,825
2,000	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2007A, 5.000%, 7/01/47	7/17 at 100.00	Baa2	2,066,100
3,200	Redlands Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2003, 0.000%, 7/01/27 – AGM Insured	No Opt. Call	AA	2,170,368
2,755	Sacramento City Unified School District, Sacramento County, California, General Obligation Bonds, Series 2007, 0.000%, 7/01/25 – AGM Insured	No Opt. Call	A1	2,125,730
4,150	San Joaquin Delta Community College District, California, General Obligation Bonds, Election 2004 Series 2008B, 0.000%, 8/01/29 – AGM Insured	8/18 at 53.32	AA	2,109,238
5,000	San Jose, California, Airport Revenue Bonds, Series 2007A, 6.000%, 3/01/47 – AMBAC Insured (Alternative Minimum Tax)	3/17 at 100.00	A2	5,275,900
87,545	Total California			79,414,558

	Colorado – 8.0% (5.6% of Total Investments)

4,445	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	A+	4,856,163
4,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA–	4,400,160
2,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2007, 5.250%, 5/15/42	5/17 at 100.00	A–	2,091,640
3,250	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Yampa Valley Medical Center, Series 2007, 5.125%, 9/15/29	9/17 at 100.00	BBB+	3,373,370
3,300	Denver, Colorado, Airport System Revenue Bonds, Series 2006, 5.000%, 11/15/24 – FGIC Insured	11/16 at 100.00	AA–	3,453,450
	Denver, Colorado, Airport System Revenue Bonds, Series 2006A:
5,365	5.000%, 11/15/23 – FGIC Insured (UB)	11/16 at 100.00	AA–	5,623,378
4,335	5.000%, 11/15/25 – FGIC Insured (UB)	11/16 at 100.00	AA–	4,534,237
10,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Capital Appreciation Series 2010A, 0.000%, 9/01/41	No Opt. Call	BBB+	3,311,500
8,135	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 9/01/28 – NPFG Insured	9/20 at 63.98	AA–	4,346,042
960	Regional Transportation District, Colorado, Certificates of Participation, Series 2010A, 5.375%, 6/01/31	6/20 at 100.00	Aa3	1,095,821
45,790	Total Colorado			37,085,761

	Connecticut – 1.9% (1.3% of Total Investments)

3,650	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-1, 5.000%, 7/01/42	7/16 at 100.00	AAA	3,742,783
5,000	Connecticut State, Special Tax Obligation Transportation Infrastructure Purpose Revenue Bonds, 2nd Lien Refunding Series 2009-1, 5.000%, 2/01/16	No Opt. Call	AA	5,061,950
8,650	Total Connecticut			8,804,733

	District of Columbia – 1.1% (0.8% of Total Investments)

150	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.250%, 5/15/24	5/16 at 100.00	A1	150,015
5,000	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Senior Lien Refunding Series 2007A, 4.500%, 10/01/30 – AMBAC Insured	10/16 at 100.00	A1	5,133,500
5,150	Total District of Columbia			5,283,515

Nuveen Investments	81

NXZ	Nuveen Dividend Advantage Municipal Fund 2
	Portfolio of Investments (continued)	October 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida – 3.3% (2.3% of Total Investments)

$1,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Refunding Series 2014B, 5.000%, 10/01/37	10/24 at 100.00	A	$1,125,460
5,085	Orange County, Florida, Tourist Development Tax Revenue Bonds, Refunding Series 2007, 4.750%, 10/01/29 – FGIC Insured	No Opt. Call	AA	5,387,252
	Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007:
1,795	5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	AA–	1,903,705
1,500	5.000%, 7/01/40 – NPFG Insured	7/17 at 100.00	AA–	1,586,985
5,000	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007A, 144A, 5.250%, 10/01/27	10/17 at 100.00	BBB–	5,243,550
14,380	Total Florida			15,246,952

	Georgia – 4.6% (3.2% of Total Investments)

2,830	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2015, 5.000%, 11/01/33	5/25 at 100.00	AA–	3,274,706
2,000	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb Medical Center, Inc. Project, Series 2010, 6.000%, 9/01/30	9/20 at 100.00	BBB–	2,193,980
	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010B:
2,000	5.250%, 2/15/37	2/20 at 100.00	AA–	2,206,980
5,000	5.125%, 2/15/40	2/20 at 100.00	AA–	5,449,900
5,135	Gwinnett County School District, Georgia, General Obligation Bonds, Sales Tax Series 2012A, 4.000%, 10/01/16	No Opt. Call	AAA	5,311,952
2,500	Medical Center Hospital Authority, Georgia, Revenue Anticipation Certificates, Columbus Regional Healthcare System, Inc. Project, Series 2008, 6.500%, 8/01/38 – AGC Insured	8/18 at 100.00	AA	2,788,350
19,465	Total Georgia			21,225,868

	Illinois – 18.1% (12.6% of Total Investments)

3,075	Board of Trustees of Southern Illinois University, Housing and Auxiliary Facilities System Revenue Bonds, Series 2006A, 5.000%, 4/01/36 (Pre-refunded 4/01/16) – NPFG Insured	4/16 at 100.00	AA– (4)	3,135,516
3,320	Chicago, Illinois, FHA/GNMA Collateralized Multifamily Housing Revenue Bonds, Stone Terrace Apartments, Series 2001A, 5.750%, 12/20/42 (Alternative Minimum Tax)	12/15 at 100.00	AA	3,324,449
5,530	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999, 0.000%, 1/01/34 – FGIC Insured	No Opt. Call	AA–	2,029,068
3,000	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2006A, 4.625%, 1/01/31 – AGM Insured	1/16 at 100.00	AA	3,001,980
4,390	Chicago, Illinois, General Obligation Bonds, Refunding Project Series 2005B, 4.750%, 1/01/32 – AGM Insured	No Opt. Call	AA	4,403,302
3,360	Cook County Township High School District 225 Northfield, Illinois, General Obligation Bonds, Series 2007B, 0.000%, 12/01/24	12/16 at 69.01	AAA	2,291,386
7,100	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA	7,376,616
5,000	Illinois Finance Authority, Revenue Bonds, Elmhurst Memorial Healthcare, Series 2008A, 5.625%, 1/01/37	1/18 at 100.00	Baa2	5,339,800
1,000	Illinois Finance Authority, Revenue Bonds, Hospital Sisters Services Inc., Series 2007, 5.000%, 3/15/26	No Opt. Call	AA–	1,040,180
10,270	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2007A, 5.000%, 5/15/32 (Pre-refunded 5/15/17) – NPFG Insured	5/17 at 100.00	AA– (4)	10,957,679
1,600	Illinois Finance Authority, Revenue Bonds, Resurrection Health Care System, Series 1999B, 5.000%, 5/15/19 – AGM Insured	5/18 at 100.00	AA	1,744,496
2,500	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	3,045,650
2,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41 (UB) (5)	2/21 at 100.00	AA–	2,782,875
6,905	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., Refunding Series 2007A, 5.250%, 5/01/34	5/17 at 100.00	BBB+	7,056,012

82	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$1,555	Illinois Housing Development Authority, Homeowner Mortgage Revenue Bonds, Series 2006C2, 5.050%, 8/01/27 (Alternative Minimum Tax)	2/16 at 100.00	AA	$1,560,956
2,925	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/22	No Opt. Call	A–	3,207,614
1,955	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/38	1/23 at 100.00	AA–	2,144,635
2,500	Kane & DeKalb Counties Community Unit School District 301, Illinois, General Obligation Bonds, Series 2006, 0.000%, 12/01/23 – NPFG Insured	No Opt. Call	Aa3	1,935,900
11,555	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2015A, 0.000%, 12/15/52	No Opt. Call	BBB+	1,464,827
1,730	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 2002B, 5.550%, 6/15/21 – NPFG Insured	6/17 at 101.00	AA–	1,872,120
770	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 2002B, 5.550%, 6/15/21 (Pre-refunded 6/15/17) – NPFG Insured	6/17 at 101.00	AA– (4)	839,924
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
8,400	0.000%, 12/15/30 – NPFG Insured	No Opt. Call	AA–	4,417,140
10,000	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	AA–	3,767,300
3,012	Montgomery, Illinois, Lakewood Creek Project Special Assessment Bonds, Series 2007, 4.700%, 3/01/30 – RAAI Insured	3/16 at 100.00	AA	3,022,241
1,890	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2003A, 5.500%, 7/01/22 – FGIC Insured	No Opt. Call	AA	2,247,172
105,842	Total Illinois			84,008,838

	Indiana – 4.1% (2.9% of Total Investments)

4,000	Decatur Township-Marion County Multi-School Building Corporation, Indiana, First Mortgage Bonds, Series 2006A, 5.000%, 7/15/26 (Pre-refunded 1/15/17) – AGM Insured	1/17 at 100.00	AA+ (4)	4,220,760
1,875	Indiana Finance Authority, Hospital Revenue Bonds, Indiana Unversity Health Obligation Group, Refunding 2015A, 4.000%, 12/01/40	6/25 at 100.00	AA–	1,876,425
2,640	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.000%, 7/01/48 (Alternative Minimum Tax)	7/23 at 100.00	BBB	2,793,437
230	Indiana Finance Authority, Tax-Exempt Private Activity Revenue Bonds, I-69 Section 5 Project, Series 2014, 5.250%, 9/01/40 (Alternative Minimum Tax)	9/24 at 100.00	BBB	250,495
1,115	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	A+	1,161,496
1,190	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37 (Pre-refunded 3/01/17)	3/17 at 100.00	N/R (4)	1,269,778
5,180	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	AA–	5,383,729
2,470	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%, 2/01/25 – AMBAC Insured	No Opt. Call	AA	1,923,216
6,100	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison Center Inc., Series 1999, 5.800%, 2/15/24 (6)	2/16 at 100.00	N/R	295,484
24,800	Total Indiana			19,174,820

	Iowa – 1.6% (1.1% of Total Investments)

1,000	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	BB–	1,096,450
6,340	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	B+	6,291,245
7,340	Total Iowa			7,387,695

Nuveen Investments	83

NXZ	Nuveen Dividend Advantage Municipal Fund 2
	Portfolio of Investments (continued)	October 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kansas – 0.7% (0.5% of Total Investments)

$2,000	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2012A, 5.000%, 11/15/28	5/22 at 100.00	Aa2	$2,281,840
1,305	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	A–	960,415
3,305	Total Kansas			3,242,255

	Kentucky – 0.2% (0.2% of Total Investments)

1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/38 – AGC Insured	6/18 at 100.00	AA	1,089,090

	Louisiana – 0.9% (0.6% of Total Investments)

3,960	Louisiana State, Gasoline and Fuel Tax Revenue Bonds, Series 2006A, 4.500%, 5/01/41 (Pre-refunded 5/01/16) – FGIC Insured (UB)	5/16 at 100.00	Aa1 (4)	4,043,992

	Massachusetts – 1.6% (1.1% of Total Investments)

2,130	Massachusetts Bay Transportation Authority, Assessment Bonds, Series 2008A, 5.250%, 7/01/34	7/18 at 100.00	AAA	2,353,863
870	Massachusetts Bay Transportation Authority, Assessment Bonds, Series 2008A, 5.250%, 7/01/34 (Pre-refunded 7/01/18)	7/18 at 100.00	N/R (4)	972,164
1,500	Massachusetts Health and Education Facilities Authority, Revenue Bonds, Partners HealthCare System, Series 2010J, 5.000%, 7/01/39	7/19 at 100.00	AA	1,671,105
2,280	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior Series 2013A, 5.000%, 5/15/43	5/23 at 100.00	AA+	2,595,598
6,780	Total Massachusetts			7,592,730

	Michigan – 9.4% (6.5% of Total Investments)

	Detroit Academy of Arts and Sciences, Michigan, Public School Academy Revenue Bonds, Refunding Series 2013:
1,025	6.000%, 10/01/33	10/23 at 100.00	N/R	841,597
1,250	6.000%, 10/01/43	10/23 at 100.00	N/R	984,988
885	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	A–	959,384
1,075	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 4.500%, 7/01/35 – NPFG Insured	1/16 at 100.00	AA–	1,078,236
4,375	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B, 5.000%, 7/01/36 – MBIA-NPFG Insured	7/16 at 100.00	AA–	4,430,913
3,750	Detroit, Michigan, Water Supply System Second Lien Revenue Refunding Bonds, Series 2006C, 5.000%, 7/01/33 – AGM Insured	No Opt. Call	AA	3,800,700
6,880	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Bronson Methodist Hospital, Refunding Series 2010, 5.500%, 5/15/36	5/20 at 100.00	A2	7,654,550
1,000	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Series 2014D-6, 5.000%, 7/01/36 – NPFG Insured	7/24 at 100.00	AA–	1,084,800
3,670	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2015, 5.000%, 12/01/32	6/22 at 100.00	AA	4,135,980
12,500	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Refunding Series 2015-I, 5.000%, 4/15/32	10/25 at 100.00	Aa2	14,325,250
1,950	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2005, 5.000%, 12/01/34 – NPFG Insured	No Opt. Call	AA–	1,957,878
2,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2012A, 5.000%, 12/01/37	No Opt. Call	A	2,162,000
40,360	Total Michigan			43,416,276

84	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota – 1.2% (0.9% of Total Investments)

$4,230	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services, Series 2008B, 6.500%, 11/15/38 – AGC Insured	11/18 at 100.00	AA	$4,809,975
770	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services, Series 2008B, 6.500%, 11/15/38 (Pre-refunded 11/15/18) – AGC Insured	11/18 at 100.00	AA (4)	897,889
5,000	Total Minnesota			5,707,864

	Missouri – 1.5% (1.0% of Total Investments)

3,730	Missouri Highways and Transportation Commission, Federal Reimbursement State Road Revenue Bonds, Series 2009A, 5.000%, 5/01/16	No Opt. Call	AA+	3,821,833
	Saint Louis, Missouri, Parking Revenue Bonds, Series 2006A:
1,325	4.500%, 12/15/23 – NPFG Insured	12/16 at 100.00	AA–	1,377,112
1,475	4.500%, 12/15/26 – NPFG Insured	12/16 at 100.00	AA–	1,533,912
6,530	Total Missouri			6,732,857

	Nebraska – 0.1% (0.1% of Total Investments)

580	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015, 5.000%, 11/01/45	11/25 at 100.00	A–	628,175

	Nevada – 4.1% (2.9% of Total Investments)

3,000	Clark County Water Reclamation District, Nevada, General Obligation Water Bonds, Series 2009A, 5.250%,7/01/38	No Opt. Call	AAA	3,374,430
1,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2009C, 5.000%, 7/01/25 – AGM Insured	No Opt. Call	AA	1,120,840
5,500	Clark County, Nevada, Limited Tax General Obligation Bonds Bank Bonds, Southern Nevada Water Authority, Series 2006, 4.750%, 6/01/30 – AGM Insured	No Opt. Call	Aa1	5,641,130
2,000	Henderson, Nevada, Healthcare Facility Revenue Refunding Bonds, Catholic Healthcare West, Tender Option Bond Trust 2633, 19.197%, 7/01/31 – BHAC Insured (IF) (5)	7/17 at 100.00	AA+	2,409,680
4,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2015, 5.000%, 6/01/39	12/24 at 100.00	AA+	4,570,480
1,750	Reno, Nevada, Health Facility Revenue Bonds, Catholic Healthcare West, Trust 2634, 18.924%, 7/01/31 – BHAC Insured (IF) (5)	7/17 at 100.00	AA+	2,108,470
17,250	Total Nevada			19,225,030

	New Jersey – 2.8% (2.0% of Total Investments)

2,550	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A, 5.250%, 7/01/33 – NPFG Insured	1/16 at 100.00	AA–	2,582,972
3,050	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2011GG, 5.000%, 9/01/24	3/21 at 100.00	A–	3,213,053
600	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011, 6.000%, 7/01/26	7/21 at 100.00	BB+	653,946
15,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C, 0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA	6,533,400
21,200	Total New Jersey			12,983,371

	New York – 9.2% (6.5% of Total Investments)

12,020	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 0.000%, 7/15/46	No Opt. Call	BBB–	2,677,816
4,160	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.250%, 2/15/47	2/21 at 100.00	A	4,551,955
3,240	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	AA–	3,358,649
12,800	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2006B, 4.500%, 11/15/32 – AGM Insured (UB)	11/16 at 100.00	AA	13,001,856
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38	5/23 at 100.00	AAA	5,601,400

Nuveen Investments	85

NXZ	Nuveen Dividend Advantage Municipal Fund 2
	Portfolio of Investments (continued)	October 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$9,345	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	$9,473,774
2,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.750%, 11/15/51	No Opt. Call	A+	2,305,400
1,670	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/36	12/20 at 100.00	BBB	1,940,123
50,235	Total New York			42,910,973

	North Carolina – 2.0% (1.4% of Total Investments)

3,200	North Carolina Capital Facilities Financing Agency, General Revenue Bonds, Duke University, Series 2006A, 5.000%, 10/01/41	No Opt. Call	AA+	3,314,496
3,300	North Carolina Medical Care Commission, Health Care Facilities Revenue Refunding Bonds, WakeMed, Series 2012A, 5.000%, 10/01/31	10/22 at 100.00	AA–	3,647,655
2,375	North Carolina Medical Care Commission, Healthcare Revenue Refunding Bonds, Novant Health Inc., Series 2006, 5.000%, 11/01/39 – NPFG Insured	11/16 at 100.00	AA+	2,466,580
8,875	Total North Carolina			9,428,731

	North Dakota – 0.7% (0.5% of Total Investments)

3,000	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012, 5.000%, 12/01/29	12/21 at 100.00	A–	3,297,270

	Ohio – 3.6% (2.5% of Total Investments)

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
685	5.375%, 6/01/24	6/17 at 100.00	B–	622,665
500	5.125%, 6/01/24	6/17 at 100.00	B–	449,090
5,275	5.875%, 6/01/30	6/17 at 100.00	B–	4,716,800
10,000	5.750%, 6/01/34	6/17 at 100.00	B–	8,766,200
1,500	6.500%, 6/01/47	6/17 at 100.00	B	1,400,445
1,000	5.875%, 6/01/47	6/17 at 100.00	B	864,370
18,960	Total Ohio			16,819,570

	Oklahoma – 1.1% (0.8% of Total Investments)

1,000	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26	8/21 at 100.00	N/R	1,178,370

3,500	Grand River Dam Authority, Oklahoma, Revenue Bonds, Series 2010A, 5.250%, 6/01/40	6/20 at 100.00	A+	3,992,870
4,500	Total Oklahoma			5,171,240

	Oregon – 0.8% (0.5% of Total Investments)

3,500	Portland, Oregon, General Obligation Bonds, Series 2001B, 0.000%, 6/01/16	No Opt. Call	Aa1	3,494,925

	Pennsylvania – 3.4% (2.3% of Total Investments)

445	Erie Water Authority, Erie County, Pennsylvania, Water Revenue Bonds, Series 2008, 5.000%, 12/01/43 (Pre-refunded 12/01/18) – AGM Insured	12/18 at 100.00	AA (4)	500,790
3,030	Erie Water Authority, Erie County, Pennsylvania, Water Revenue Bonds, Series 2008, 5.000%, 12/01/43 – AGM Insured	12/18 at 100.00	AA	3,316,002
10,000	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.250%, 5/15/30 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (4)	11,781,600
13,475	Total Pennsylvania			15,598,392

	Puerto Rico – 0.4% (0.3% of Total Investments)

30,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	Caa3	2,012,400

	Rhode Island – 0.7% (0.5% of Total Investments)

3,000	Rhode Island Economic Development Corporation, Airport Revenue Bonds, Refunding Series 2005A, 4.625%, 7/01/26 – NPFG Insured (Alternative Minimum Tax)	1/16 at 100.00	AA–	3,002,190

86	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	South Carolina – 4.7% (3.3% of Total Investments)

	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2:
$21,570	0.000%, 1/01/30 – AMBAC Insured	No Opt. Call	A–	$12,212,718
5,560	0.000%, 1/01/31 – AMBAC Insured	No Opt. Call	AA	3,162,194
1,000	South Carolina Public Service Authority, Revenue Bonds, Santee Cooper Electric System, Series 2005A, 5.250%, 1/01/17 (Pre-refunded 1/01/16) – NPFG Insured	1/16 at 100.00	AA– (4)	1,008,370
5,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding & Improvement Series 2015A, 5.000%, 12/01/55	6/25 at 100.00	AA–	5,415,400
33,130	Total South Carolina			21,798,682

	Texas – 22.4% (15.7% of Total Investments)

4,420	Board of Regents, University of Texas System, Financing System Revenue Bonds, Refunding Series 2012B, 5.000%, 8/15/16	No Opt. Call	AAA	4,588,844
4,000	Board of Regents, University of Texas System, Financing System Revenue Refunding Bonds, Series 2006B, 5.000%, 8/15/31 (Pre-refunded 8/15/16)	8/16 at 100.00	AAA	4,147,960
1,250	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.000%, 1/01/41	1/21 at 100.00	BBB+	1,426,663
7,000	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate Lien Series 2013B, 5.250%, 10/01/51	10/23 at 100.00	AA+	7,837,130
10,000	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1998, 8.000%, 4/01/28 (Alternative Minimum Tax)	1/16 at 100.00	BB+	10,018,200
1,545	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Houston Methodist Hospital System, Series 2015, 5.000%, 12/01/45	6/25 at 100.00	AA	1,722,984
4,000	Harris County Hospital District, Texas, Revenue Bonds, Series 2007A, 5.250%, 2/15/42 – NPFG Insured	2/17 at 100.00	AA+	4,198,880
4,180	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding Senior Lien Series 2014A, 0.000%, 11/15/53 – AGM Insured	11/31 at 33.96	AA	678,330
1,920	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H, 0.000%, 11/15/37 – NPFG Insured	11/31 at 69.08	AA–	627,091
4,565	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3, 0.000%, 11/15/35 – NPFG Insured	11/24 at 52.47	AA–	1,577,162
40,000	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Senior Lien Series 2001A, 0.000%, 11/15/40 – NPFG Insured	11/30 at 54.04	AA	11,508,400
2,400	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2007B, 5.000%, 7/01/25 – NPFG Insured	7/17 at 100.00	AA–	2,552,064
2,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Refunding Series 2011A, 5.250%, 11/15/30	No Opt. Call	AA	2,347,080
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B:
5,000	0.000%, 9/01/30 – AMBAC Insured	No Opt. Call	A2	2,732,250
5,765	0.000%, 9/01/31 – AMBAC Insured	No Opt. Call	A2	2,991,862
2,600	Little Elm Independent School District, Denton County, Texas, General Obligation Bonds, Refunding Series 2006, 5.000%, 8/15/37	8/16 at 100.00	AAA	2,686,086
1,685	Little Elm Independent School District, Denton County, Texas, General Obligation Bonds, Refunding Series 2006, 5.000%, 8/15/37 (Pre-refunded 8/15/16)	8/16 at 100.00	N/R (4)	1,746,738
10,000	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008D, 0.000%, 1/01/28 – AGC Insured	No Opt. Call	AA	6,397,000
2,870	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B, 5.000%, 1/01/40	1/23 at 100.00	A	3,135,045
7,855	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A, 5.000%, 1/01/33	1/25 at 100.00	A2	8,837,582
3,295	Tarrant County Cultural Education Facilities Finance Corporation, Texas Health Resources Revenue Bonds, Tender Option Bond Trust 1760-3, 17.314%, 8/15/16 (IF)	No Opt. Call	AA	3,785,560

Nuveen Investments	87

NXZ	Nuveen Dividend Advantage Municipal Fund 2
	Portfolio of Investments (continued)	October 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$2,680	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010, 5.500%, 8/15/45	8/20 at 100.00	AA–	$3,087,923
210	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010, 5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (4)	250,278
5,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/29	No Opt. Call	A3	5,495,600
1,190	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2012A, 5.000%, 8/15/41	8/22 at 100.00	A–	1,294,756
5,000	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier Refunding Series 2015C, 5.000%, 8/15/37	8/24 at 100.00	BBB+	5,436,800
2,900	Texas, General Obligation Bonds, Water Financial Assistance Program, Series 2001, 5.250%, 8/01/35	1/16 at 100.00	AAA	2,911,774
143,330	Total Texas			104,020,042

	Virginia – 1.6% (1.1% of Total Investments)

600	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Obligated Group, Series 2013, 5.000%, 11/01/30	No Opt. Call	A	671,064
5,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	B–	3,794,699
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
1,885	5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	2,065,525
820	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	932,077
8,305	Total Virginia			7,463,365

	Washington – 2.4% (1.7% of Total Investments)

3,020	King County Public Hospital District 1, Washington, Limited Tax General Obligation and Refunding Bonds, Series 2008A, 5.000%, 12/01/37 – AGC Insured	No Opt. Call	AA	3,260,361
3,780	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	4,197,198
2,940	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2010, 5.500%, 12/01/39 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (4)	3,546,815
9,740	Total Washington			11,004,374

	West Virginia – 0.7% (0.5% of Total Investments)

2,950	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company Amos Project, Series 2010, 5.375%, 12/01/38	12/20 at 100.00	Baa1	3,293,882

	Wisconsin – 2.1% (1.4% of Total Investments)

1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B, 5.000%, 2/15/32	2/22 at 100.00	A–	1,388,149
2,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012, 5.000%, 6/01/39	6/22 at 100.00	A2	2,692,124
3,690	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2006B, 5.125%, 8/15/30	8/16 at 100.00	A–	3,763,578
1,500	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 5.750%, 5/01/33	5/19 at 100.00	AA–	1,720,094
8,940	Total Wisconsin			9,563,945
$789,137	Total Municipal Bonds (cost $612,143,040)			664,157,857

88	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 0.0% (0.0% of Total Investments)

	Transportation – 0.0% (0.0% of Total Investments)

$277	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	5.500%	7/15/19	N/R	$13,865
74	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	3.000%	7/15/55	N/R	2,950
$351	Total Corporate Bonds ($31,474)				16,815
	Total Long-Term Investments (cost $612,174,514)				664,174,672
	Floating Rate Obligations – (4.2)%				(19,570,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (42.2)% (9)				(196,000,000)
	Other Assets Less Liabilities – 3.3%				15,670,320
	Net Assets Applicable to Common Shares – 100%				$464,274,992

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(6)	As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(7)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)	During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund is not accruing income for either senior interest corporate bond.

(9)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 29.5%.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

Nuveen Investments	89

NZF

Nuveen Dividend Advantage Municipal Fund 3
Portfolio of Investments	October 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 145.4% (100.0% of Total Investments)

	MUNICIPAL BONDS – 144.8% (99.6% of Total Investments)

	Alabama – 1.1% (0.7% of Total Investments)

$2,365	Alabama Private Colleges and University Facilities Authority, Limited Obligation Bonds, University of Mobile Project, Series 2015A, 6.000%, 9/01/45	9/25 at 100.00	N/R	$2,383,991
3,500	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/36 (UB)	11/16 at 100.00	AA+	3,640,980
5,865	Total Alabama			6,024,971

	Alaska – 0.1% (0.1% of Total Investments)

1,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/46	1/16 at 100.00	B	839,880

	Arizona – 1.9% (1.3% of Total Investments)

2,060	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals Project, Series 2014A, 5.000%, 12/01/42	12/24 at 100.00	A2	2,260,829
3,390	Arizona State Transportation Board, Highway Revenue Bonds, Tender Option Bond Trust 3151, 13.450%, 7/01/16 (IF)	No Opt. Call	AAA	4,501,174
1,510	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds, Series 2015, 5.000%, 7/15/39	7/25 at 100.00	N/R	1,518,063
325	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010, 6.100%, 6/01/45	6/19 at 100.00	BB+	335,725
1,880	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	A–	2,100,825
9,165	Total Arizona			10,716,616

	California – 14.8% (10.1% of Total Investments)

950	Blythe Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Redevelopment Project 1, Refunding Series 2015, 5.000%, 5/01/38	11/25 at 100.00	N/R	993,643
10,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A, 5.650%, 6/01/41	12/18 at 100.00	B2	9,582,400
3,400	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2009B, 5.500%, 10/01/39	10/19 at 100.00	AA	3,867,058
2,900	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.000%, 11/15/42 (UB)	11/16 at 100.00	AA–	2,993,177
5,355	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 2015-XF0078, 13.508%, 5/15/40 (IF)	5/18 at 100.00	AA–	7,371,318
415	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Santa Rosa Academy Project, Series 2015, 5.375%, 7/01/45	7/25 at 100.00	BB	422,167
20	California, General Obligation Veterans Welfare Bonds, Series 2001BZ, 5.350%, 12/01/21 – NPFG Insured (Alternative Minimum Tax)	12/15 at 100.00	AA	20,063
660	Davis, California, Special Tax Bonds, Community Facilities District 2015-1 Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	686,129
3,725	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2015A, 0.000%, 1/15/34 – AGM Insured	No Opt. Call	AA	1,772,392

	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
1,560	5.750%, 1/15/46	1/24 at 100.00	BBB–	1,808,461
1,560	6.000%, 1/15/49	1/24 at 100.00	BBB–	1,829,989
750	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.000%, 6/01/33	6/17 at 100.00	B	669,083
3,430	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2015A, 5.000%, 6/01/45	6/25 at 100.00	A1	3,804,556

90	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$7,150	Grossmont Healthcare District, California, General Obligation Bonds, Series 2011B, 6.125%, 7/15/40 (Pre-refunded 7/15/21)	7/21 at 100.00	Aaa	$9,045,465
14,000	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007C-2, 0.000%, 6/01/47	6/17 at 13.65	B–	1,150,380
10,600	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007, 0.000%, 6/01/36	6/17 at 28.99	B–	2,242,218
2,750	Los Angeles Regional Airports Improvement Corporation, California, Lease Revenue Refunding Bonds, LAXFUEL Corporation at Los Angeles International Airport, Series 2012, 4.500%, 1/01/27 (Alternative Minimum Tax)	1/22 at 100.00	A	3,003,330
2,710	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009B, 6.500%, 11/01/39	No Opt. Call	A	3,656,874
12,210	Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital Appreciation, Election 2004 Series 2010A, 0.000%, 8/01/40	8/30 at 100.00	A+	11,962,381
3,850	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Refunding Series 2011, 0.000%, 10/01/28 – AGM Insured	10/25 at 100.00	AA	4,253,018
205	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds, Series 2013A, 5.750%, 6/01/44	6/23 at 100.00	BBB–	232,134
3,550	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB	4,316,729
3,000	San Diego Community College District, California, General Obligation Bonds, Tender Option Bond Trust 1005, 13.266%, 8/01/41 (IF) (5)	8/21 at 100.00	AA+	4,259,640
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A:
1,025	5.000%, 1/15/44	1/25 at 100.00	BBB–	1,087,423
3,160	5.000%, 1/15/50	1/25 at 100.00	BBB–	3,328,270
98,935	Total California			84,358,298

	Colorado – 4.3% (3.1% of Total Investments)

2,485	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Montessori Peaks Academy, Series 2006A, 5.400%, 5/01/26	5/16 at 102.00	N/R	2,460,697
5,000	Compark Business Campus Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007A, 5.600%, 12/01/34 – RAAI Insured	12/17 at 100.00	AA	5,116,350
500	Copperleaf Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2006, 5.250%, 12/01/30 Denver, Colorado, Airport System Revenue Bonds, Series 2006:	12/20 at 103.00	N/R	513,755
5,365	5.000%, 11/15/23 – FGIC Insured	11/16 at 100.00	AA–	5,623,378
3,300	5.000%, 11/15/24 – FGIC Insured	11/16 at 100.00	AA–	3,453,450
4,335	5.000%, 11/15/25 – FGIC Insured Maher Ranch Metropolitan District 4, Colorado, General Obligation Limited Tax Bonds, Series 2007:	11/16 at 100.00	AA–	4,534,237
950	5.125%, 12/01/27 – RAAI Insured	12/17 at 100.00	AA	974,795
2,000	5.250%, 12/01/36 – RAAI Insured	12/17 at 100.00	AA	2,048,440
630	Regional Transportation District, Colorado, Certificates of Participation, Series 2010A, 5.375%, 6/01/31	6/20 at 100.00	Aa3	719,132
24,565	Total Colorado			25,444,234

	Connecticut – 0.3% (0.2% of Total Investments)

1,500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford HealthCare, Series 2011A, 5.000%, 7/01/41	7/21 at 100.00	A	1,627,170

	District of Columbia – 2.7% (1.8% of Total Investments)

3,390	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital Improvement Project, Refunding Second Senior Lien Series 2014A, 5.000%, 10/01/53	4/22 at 100.00	BBB+	3,563,975
10,000	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Senior Lien Refunding Series 2007A, 4.500%, 10/01/30 – AMBAC Insured	10/16 at 100.00	AA+	10,303,300

Nuveen Investments	91

NZF	Nuveen Dividend Advantage Municipal Fund 3
	Portfolio of Investments (continued)	October 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	District of Columbia (continued)

$1,335	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1606, 11.876%, 10/01/30 – AMBAC Insured (IF) (5)	10/16 at 100.00	AA+	$1,456,445
14,725	Total District of Columbia			15,323,720

	Florida – 4.5% (3.1% of Total Investments)

1,715	Broward County, Florida, Airport Facility Revenue Bonds, Learjet Inc., Series 2000, 7.500%, 11/01/20 (Alternative Minimum Tax)	11/16 at 100.00	B2	1,727,022
5,005	Broward County, Florida, Airport System Revenue Refunding Bonds, Series 2009O, 5.375%, 10/01/29	10/19 at 100.00	A+	5,700,495
2,065	Capital Trust Agency, Florida, Multifamily Housing Revenue Bonds, The Gardens Apartments Project, Series 2015A, 5.000%, 7/04/50 Downtown Doral Community Development District, Florida, Special Assessment Bonds, Series 2015:	7/25 at 100.00	A	2,061,469
275	5.250%, 5/01/35	5/26 at 100.00	N/R	277,654
305	5.300%, 5/01/36	5/26 at 100.00	N/R	308,181
480	5.500%, 5/01/45	5/26 at 100.00	N/R	484,958
655	5.500%, 5/01/46	5/26 at 100.00	N/R	660,718
4,695	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Series 2015A, 5.000%, 10/01/44	10/24 at 100.00	A–	5,143,748
2,490	Miami-Dade County, Florida, Subordinate Special Obligation Bonds, Refunding Series 2012B, 5.000%, 10/01/37	10/22 at 100.00	A+	2,772,690
85	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences of Boca Raton Project, Series 2014A, 7.250%, 6/01/34	6/22 at 102.00	N/R	101,233
5,455	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Refunding Series 2007, 5.000%, 8/15/42 (UB) (5)	8/17 at 100.00	AA	5,685,474
70	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-2, 0.000%, 5/01/39	5/17 at 100.00	N/R	52,604
200	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40	5/19 at 100.00	N/R	119,866
85	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40	5/22 at 100.00	N/R	37,751
110	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.650%, 5/01/40 (6)	5/18 at 100.00	N/R	1
10	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing ParcelSeries 2007-1. RMKT, 6.650%, 5/01/40 (6)	5/18 at 100.00	N/R	10,203
200	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2012A-1, 6.650%, 5/01/40	5/17 at 100.00	N/R	202,630
295	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-1, 0.000%, 5/01/40 (6)	5/18 at 100.00	N/R	182,266
180	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-2, 0.000%, 5/01/40 (6)	5/18 at 100.00	N/R	94,100
195	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-3, 6.610%, 5/01/40 (6)	5/18 at 100.00	N/R	2
24,570	Total Florida			25,623,065

	Georgia – 4.2% (2.9% of Total Investments)

15,295	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2010C, 5.250%, 1/01/30	1/21 at 100.00	Aa3	17,602,557
2,000	Fulton County Residential Care Facilities Elderly Authority, Georgia, First Mortgage Revenue Bonds, Lenbrook Project, Series 2006A, 5.125%, 7/01/42	7/17 at 100.00	N/R	2,009,140
4,010	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project J Bonds, Series 2015A, 5.000%, 7/01/60	7/25 at 100.00	A+	4,265,557
21,305	Total Georgia			23,877,254

92	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Guam – 0.2% (0.1% of Total Investments)

$810	Guam Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	A–	$907,686

	Illinois – 15.3% (10.5% of Total Investments)

3,200	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40	12/21 at 100.00	AA	3,403,424
3,780	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien Series 2005A, 5.000%, 1/01/33 (Pre-refunded 1/01/16) – FGIC Insured	1/16 at 100.00	AA– (4)	3,809,900
1,500	Chicago, Illinois, General Obligation Bonds, Series 2015A, 5.500%, 1/01/39	1/25 at 100.00	BBB+	1,540,080
5,630	Chicago, Illinois, Sales Tax Revenue Bonds, Series 2011A, 5.250%, 1/01/38	No Opt. Call	AA	5,839,549
2,220	Chicago, Illinois, Wastewater Transmission Revenue Bonds, Second Lien Series 2001A, 5.500%, 1/01/16 – NPFG Insured	No Opt. Call	AA–	2,237,871
11,175	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA	11,610,378
	Illinois Finance Authority, Charter School Revenue Bonds, Uno Charter School Network, Refunding and Improvement Series 2011A:
825	6.875%, 10/01/31	10/21 at 100.00	BBB–	896,041
1,050	7.125%, 10/01/41	10/21 at 100.00	BBB–	1,148,627
1,000	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Series 2012, 5.000%, 6/01/42	No Opt. Call	AA	1,088,750
3,630	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37 (Pre-refunded 8/01/17)	8/17 at 100.00	N/R (4)	3,938,405
4,125	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2012A, 5.000%, 10/01/51	10/21 at 100.00	AA+	4,405,335
	Illinois State, General Obligation Bonds, February Series 2014:
1,600	5.250%, 2/01/32	2/24 at 100.00	A–	1,696,560
1,000	5.250%, 2/01/33	2/24 at 100.00	A–	1,056,800
1,130	5.250%, 2/01/34	2/24 at 100.00	A–	1,190,997
1,000	5.000%, 2/01/39	2/24 at 100.00	A–	1,023,690
6,000	Illinois State, General Obligation Bonds, Series 2004A, 5.000%, 3/01/28	1/16 at 100.00	A–	6,022,740
560	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bond Trust 2015-XF0051, 17.802%, 1/01/21 (IF)	No Opt. Call	AA–	777,431
7,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36 (7)	1/16 at 100.00	N/R	3,346,000
2,565	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2015B, 5.000%, 6/15/52	12/25 at 100.00	BBB+	2,638,513
585	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2015A, 5.000%, 6/15/53	12/25 at 100.00	BBB+	601,725
12,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Refunding Bonds, Series 2010A, 5.500%, 6/15/50	6/20 at 100.00	BBB+	12,561,600
45,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1, 0.000%, 6/15/43 – AGM Insured	No Opt. Call	AA	11,767,050
2,680	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 1998A, 5.500%, 6/15/29 – NPFG Insured	No Opt. Call	AA–	3,166,393
145	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 1998A, 5.500%, 6/15/29 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	179,388
1,915	Southwestern Illinois Development Authority, Environmental Improvement Revenue Bonds, US Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (Alternative Minimum Tax)	8/22 at 100.00	BB–	1,701,286
121,315	Total Illinois			87,648,533

	Indiana – 10.2% (7.1% of Total Investments)
4,230	Indiana Finance Authority, Educational Facilities Revenue Bonds, Tudor Park Foundation, Series 2005B, 5.000%, 6/01/24	1/16 at 100.00	Aa3	4,246,624

Nuveen Investments	93

NZF	Nuveen Dividend Advantage Municipal Fund 3
	Portfolio of Investments (continued)	October 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

$630	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (Alternative Minimum Tax)	No Opt. Call	BB–	$559,692
9,300	Indiana Finance Authority, Hospital Revenue Bonds, Major Hospital Project, Series 2014A, 5.000%, 10/01/44	10/23 at 100.00	BBB+	9,799,689
5,370	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.250%, 1/01/51 (Alternative Minimum Tax)	7/23 at 100.00	BBB	5,727,051
	Indiana Finance Authority, Tax-Exempt Private Activity Revenue Bonds, I-69 Section 5 Project, Series 2014:
2,680	5.250%, 9/01/40 (Alternative Minimum Tax)	9/24 at 100.00	BBB	2,918,815
7,000	5.000%, 9/01/46 (Alternative Minimum Tax)	9/24 at 100.00	BBB	7,511,000
6,700	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	AA–	7,330,336
13,000	Indiana Finance Authority, Water Utility Revenue Bonds, Citizens Energy Group Project, First Lien Series 2014A, 5.000%, 10/01/44	10/24 at 100.00	A+	14,346,280
830	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series 2013, 7.000%, 1/01/44 (Alternative Minimum Tax)	1/24 at 100.00	N/R	1,012,368
	Vigo County Hospital Authority, Indiana, Revenue Bonds, Union Hospital, Series 2007:
2,500	5.750%, 9/01/42	9/17 at 100.00	N/R	2,587,325
2,500	5.800%, 9/01/47	9/17 at 100.00	N/R	2,587,150
54,740	Total Indiana			58,626,330

	Iowa – 0.3% (0.2% of Total Investments)

	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
525	5.500%, 6/01/42	1/16 at 100.00	B+	497,637
1,000	5.625%, 6/01/46	1/16 at 100.00	B+	967,800
1,525	Total Iowa			1,465,437

	Kansas – 0.8% (0.6% of Total Investments)

	Manhattan Health Care Facility Revenue Bonds, Kansas, Meadowlarks Hills Retirement, Series 2007B:
1,000	5.125%, 5/15/37	5/16 at 101.00	N/R	1,005,160
1,000	5.125%, 5/15/42	5/16 at 101.00	N/R	1,004,420
	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Vacation Village Project Area 1 and 2A, Series 2015:
1,840	5.750%, 9/01/32	9/25 at 100.00	N/R	1,831,978
875	6.000%, 9/01/35	9/25 at 100.00	N/R	869,199
4,715	Total Kansas			4,710,757

	Kentucky – 3.5% (2.4% of Total Investments)

	Kentucky Economic Development Finance Authority, Kentucky, Healthcare Revenue Bonds, Rosedale Green Project, Refunding Series 2015:
245	5.750%, 11/15/45	11/25 at 100.00	N/R	246,570
1,070	5.750%, 11/15/50	11/25 at 100.00	N/R	1,071,990
1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/42 – AGC Insured	6/18 at 100.00	AA	1,089,090
	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A:
2,130	5.000%, 7/01/40	7/25 at 100.00	BBB+	2,284,127
2,100	5.000%, 1/01/45	7/25 at 100.00	BBB+	2,253,699
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Convertible Capital Appreciation Series 2013C:
1,335	0.000%, 7/01/43	7/31 at 100.00	Baa3	951,735
2,295	0.000%, 7/01/46	7/31 at 100.00	Baa3	1,635,922
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Series 2013A:
3,080	5.750%, 7/01/49	7/23 at 100.00	Baa3	3,450,616
615	6.000%, 7/01/53	7/23 at 100.00	Baa3	699,765

94	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kentucky (continued)

$5,400	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/29	6/21 at 100.00	Aa3	$6,145,470
215	Warren County, Kentucky, Hospital Revenue Bonds, Bowling Green-Warren County Community Hospital Corporation, Series 2012A, 4.000%, 10/01/29	10/22 at 100.00	A+	222,688
19,485	Total Kentucky			20,051,672

	Louisiana – 4.5% (3.1% of Total Investments)

2,000	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East Jefferson General Hospital, Refunding Series 2011, 6.375%, 7/01/41	7/21 at 100.00	BB	2,266,420
3,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BBB+	3,254,910
2,680	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	Baa1	2,808,024
1,020	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47 (Pre-refunded 5/15/17)	5/17 at 100.00	N/R (4)	1,097,918
4,425	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2011, 6.750%, 5/15/41	5/21 at 100.00	Baa1	5,283,760
2,235	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A, 5.000%, 7/01/36	7/23 at 100.00	A	2,471,351
5,100	New Orleans Aviation Board, Louisiana, Revenue Bonds, North Terminal Project, Series 2015B, 5.000%, 1/01/45 (Alternative Minimum Tax)	1/25 at 100.00	A–	5,479,899
2,560	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014, 5.000%, 6/01/44	6/24 at 100.00	A	2,800,845
23,020	Total Louisiana			25,463,127

	Maryland – 0.5% (0.3% of Total Investments)

1,000	Howard County, Maryland, Retirement Community Revenue Bonds, Vantage House, Series 2007B, 5.250%, 4/01/37	4/17 at 100.00	N/R	973,010
2,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%, 12/01/31 (6)	12/16 at 100.00	N/R	1,140,000
555	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Ridge Retirement Community, Series 2007, 4.750%, 7/01/34	7/17 at 100.00	A–	563,919
3,555	Total Maryland			2,676,929

	Massachusetts – 3.9% (2.7% of Total Investments)

475	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Green Bonds, Series 2015D, 5.000%, 7/01/44	No Opt. Call	BBB	513,347
1,525	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2015, 4.500%, 1/01/45	1/25 at 100.00	BBB+	1,524,909
1,375	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007, 5.250%, 10/01/26	4/16 at 101.00	N/R	1,389,754
1,600	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	1,788,064
400	Massachusetts Port Authority, Special Facilities Revenue Bonds, ConRac Project, Series 2011A, 5.125%, 7/01/41	7/21 at 100.00	A	435,936
5,000	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.500%, 1/01/18 – AMBAC Insured (Alternative Minimum Tax)	1/16 at 100.00	N/R	5,010,300
3,465	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 – AGM Insured (UB) (5)	2/17 at 100.00	AA+	3,517,460
7,175	Metropolitan Boston Transit Parking Corporation, Massachusetts, Systemwide Senior Lien Parking Revenue Bonds, Series 2011, 5.000%, 7/01/41	7/21 at 100.00	A+	8,054,799
21,015	Total Massachusetts			22,234,569

	Michigan – 6.8% (4.6% of Total Investments)

15,000	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Series 2001A, 6.000%, 5/01/29 – AGM Insured (UB)	No Opt. Call	Aa1	18,304,650
690	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	A–	747,995

Nuveen Investments	95

NZF	Nuveen Dividend Advantage Municipal Fund 3
	Portfolio of Investments (continued)	October 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

$2,000	Garden City Hospital Finance Authority, Michigan, Revenue Bonds, Garden City Hospital Obligated Group, Series 2007A, 5.000%, 8/15/38 (Pre-refunded 8/15/17)	8/17 at 100.00	N/R (4)	$2,158,640
2,000	Grand Traverse County Hospital Financal Authority, Michigan, Revenue Bonds, Munson Healthcare, Series 2014A, 5.000%, 7/01/47	No Opt. Call	AA–	2,159,640
3,580	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Series 2011A, 5.500%, 7/01/41	7/21 at 100.00	AA–	4,219,961
5,000	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011, 5.000%, 12/01/39	12/21 at 100.00	AA	5,476,600
2,250	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2011-I-A, 5.375%, 10/15/41	10/21 at 100.00	Aa2	2,577,803
2,865	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31	12/16 at 100.00	AA	2,990,057
33,385	Total Michigan			38,635,346

	Minnesota – 0.6% (0.4% of Total Investments)

2,040	Dakota County Community Development Agency, Minnesota, GNMA Collateralized Multifamily Housing Revenue Bonds, Rose Apartments Project, Series 2001, 6.350%, 10/20/37 (Alternative Minimum Tax)	4/16 at 101.00	Aa1	2,063,807
1,375	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp Project, Series 2007-1, 5.000%, 8/01/36	8/16 at 100.00	N/R	1,379,881
3,415	Total Minnesota			3,443,688

	Mississippi – 0.4% (0.2% of Total Investments)

2,020	Mississippi Business Finance Corporation, GNMA Collateralized Retirement Facility Mortgage Revenue Refunding Bonds, Aldersgate Retirement Community Inc. Project, Series 1999A, 5.450%, 5/20/34	5/16 at 100.00	AA+	2,028,100

	Missouri – 1.7% (1.1% of Total Investments)

1,495	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeast Missouri Hospital Association, Series 2007, 5.000%, 6/01/36	6/17 at 100.00	B	1,358,955
1,000	Clinton County Industrial Development Authority, Missouri, Revenue Bonds, Cameron Regional Medical Center, Series 2007, 5.000%, 12/01/32	12/17 at 100.00	N/R	1,010,210
	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty Commons Project, Series 2015A:
740	5.125%, 6/01/25	No Opt. Call	N/R	742,538
1,810	5.750%, 6/01/35	6/25 at 100.00	N/R	1,805,674
1,750	6.000%, 6/01/46	6/25 at 100.00	N/R	1,753,833
2,500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Series 2011B, 5.000%, 11/15/37	11/21 at 100.00	AAA	2,823,000
9,295	Total Missouri			9,494,210

	Nebraska – 1.0% (0.7% of Total Investments)

1,175	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015, 5.000%, 11/01/48	11/25 at 100.00	A–	1,268,859
2,765	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Refunding Subordinated Lien Series 2014CC, 4.000%, 2/01/38	2/24 at 100.00	AA–	2,825,388
1,005	Omaha Public Power District, Nebraska, Separate Electric System Revenue Bonds, Nebraska City 2, Tender Option Bond Trust 11673, 20.228%, 8/01/40 – BHAC Insured (IF)	2/17 at 100.00	AA+	1,674,963
4,945	Total Nebraska			5,769,210

	Nevada – 5.3% (3.7% of Total Investments)

10,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	A+	11,592,600
6,935	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/42	1/20 at 100.00	A+	7,767,200
10,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water & Refunding Series 2011C, 5.000%, 6/01/38	6/21 at 100.00	AA+	11,217,400
26,935	Total Nevada			30,577,200

96	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey – 3.2% (2.2% of Total Investments)

$12,395	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/33	No Opt. Call	A–	$4,656,678
20,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C, 0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA	8,259,000
5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2009C, 5.250%, 6/15/32	12/24 at 100.00	A–	5,270,200
37,395	Total New Jersey			18,185,878

	New York – 9.2% (6.3% of Total Investments)

900	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/32	4/17 at 100.00	B	775,521
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
1,275	6.000%, 7/15/30	1/20 at 100.00	BBB–	1,444,244
3,400	0.000%, 7/15/44	No Opt. Call	BBB–	856,630
3,170	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2015A, 5.000%, 7/01/50	7/25 at 100.00	A–	3,477,934
4,675	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2011C, 5.000%, 3/15/41	3/21 at 100.00	AAA	5,323,610
2,100	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A	2,390,787
3,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006C, 5.000%, 9/01/35 (Pre-refunded 9/01/16) – NPFG Insured	9/16 at 100.00	AA– (4)	3,117,600
1,200	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/36 – AGM Insured	5/21 at 100.00	AA	1,324,116
6,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012A, 5.000%, 9/01/42	9/22 at 100.00	A–	6,519,900
750	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2011A, 5.000%, 11/15/41	11/21 at 100.00	AA–	842,775
8,000	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	N/R	8,420,320
3,125	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2011 Series EE, 5.375%, 6/15/43	12/20 at 100.00	AA+	3,639,281
10	New York City, New York, General Obligation Bonds, Fiscal Series 2002G, 5.625%, 8/01/20 – NPFG Insured	1/16 at 100.00	AA	10,046
10,855	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	11,004,582
3,000	New York State Power Authority, General Revenue Bonds, Series 2011A, 5.000%, 11/15/38	11/21 at 100.00	Aa1	3,349,440
51,460	Total New York			52,496,786

	North Carolina – 0.6% (0.4% of Total Investments)

1,710	Charlotte-Mecklenburg Hospital Authority, North Carolina, Carolinas HealthCare System Revenue Bonds, Series 2008, Trust 1149, 15.219%, 7/15/32 (IF) (5)	1/18 at 100.00	AA–	1,942,731
1,200	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care System Revenue Bonds, Carolinas Health Care, Series 2007A, 5.000%, 1/15/31	1/17 at 100.00	AA–	1,248,312
2,910	Total North Carolina			3,191,043

	Ohio – 5.7% (3.9% of Total Investments)

800	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners, Refunding and Improvement Series 2012A, 5.000%, 5/01/42	5/22 at 100.00	AA–	871,680

Nuveen Investments	97

NZF	Nuveen Dividend Advantage Municipal Fund 3
	Portfolio of Investments (continued)	October 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
$2,710	5.875%, 6/01/30	6/17 at 100.00	B–	$2,423,228
3,705	5.750%, 6/01/34	6/17 at 100.00	B–	3,247,877
495	6.000%, 6/01/42	6/17 at 100.00	B	433,457
11,705	6.500%, 6/01/47	6/17 at 100.00	B	10,928,139
6,610	5.875%, 6/01/47	6/17 at 100.00	B	5,713,486
1,660	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	B–	1,519,199
5,800	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Series 2011A, 5.000%, 11/15/41	11/21 at 100.00	AA+	6,402,852
1,165	Lorain County Port Authority, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, United State Steel Corporation Project, Series 2010, 6.750%, 12/01/40	12/20 at 100.00	BB–	1,172,305
34,650	Total Ohio			32,712,223

	Oklahoma – 2.2% (1.5% of Total Investments)

	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007:
4,390	5.000%, 2/15/37	2/17 at 100.00	AA	4,568,454
1,110	5.000%, 2/15/42	2/17 at 100.00	AA	1,153,523
	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007:
150	5.000%, 2/15/37 (Pre-refunded 2/15/17)	2/17 at 100.00	N/R (4)	158,799
35	5.000%, 2/15/42 (Pre-refunded 2/15/17)	2/17 at 100.00	N/R (4)	37,053
6,305	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Series 2006, 5.000%, 12/15/36 (UB)	12/16 at 100.00	AA+	6,581,285
88	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Tender Option Bond Trust 3500, 8.554%, 6/15/30 (IF)	12/16 at 100.00	AA+	95,011
12,078	Total Oklahoma			12,594,125

	Pennsylvania – 1.3% (0.9% of Total Investments)

500	Bucks County Industrial Development Authority, Pennsylvania, Charter School Revenue Bonds, School Lane Charter School, Series 2007A, 5.000%, 3/15/37	3/17 at 100.00	BBB–	501,880
2,710	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, 5.250%, 1/15/45	1/25 at 100.00	Baa2	2,894,307
2,206	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Series 2013A0 & AE2, 5.000%, 12/01/23	1/16 at 100.00	N/R	2,003,746
42	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Taxable Series 2013B, 5.000%, 12/31/23	1/16 at 100.00	N/R	42,361
2,135	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Refunding Series 2014, 5.500%, 11/01/44 (Alternative Minimum Tax)	11/24 at 100.00	N/R	2,200,694
7,593	Total Pennsylvania			7,642,988

	South Carolina – 2.4% (1.7% of Total Investments)

6,930	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2014C, 5.000%, 12/01/46	12/24 at 100.00	AA–	7,555,571
5,700	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2014A, 5.500%, 12/01/54	6/24 at 100.00	AA–	6,390,726
12,630	Total South Carolina			13,946,297

	South Dakota – 0.1% (0.1% of Total Investments)

760	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2014B, 5.000%, 11/01/44	11/24 at 100.00	A+	826,872

	Tennessee – 2.0% (1.4% of Total Investments)

5,065	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	A+	5,546,833
2,395	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2014A, 5.000%, 10/01/44	10/24 at 100.00	BBB+	2,542,652

98	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee (continued)

$1,595	Harpeth Valley Utilities District, Davidson and Williamson Counties, Tennessee, Utilities Revenue Bonds, Series 2012A, 4.000%, 9/01/42	9/22 at 100.00	AA	$1,655,833
3,680	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Refunding Bonds, Covenant Health, Series 2006, 0.000%, 1/01/41	1/17 at 30.07	A	1,041,403

415	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.250%, 9/01/36	9/16 at 100.00	BBB+	427,309
13,150	Total Tennessee			11,214,030

	Texas – 20.1% (13.8% of Total Investments)

5,495	Board of Regents, University of Texas System, Financing System Revenue Bonds, Refunding Series 2006F, 4.250%, 8/15/36	2/17 at 100.00	AAA	5,569,292
2,700	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.250%, 1/01/46	1/21 at 100.00	BBB+	3,104,622
4,500	Colorado River Municipal Water District, Texas, Water System Revenue Bonds, Series 2011, 5.000%, 1/01/36	1/21 at 100.00	AA–	5,056,515
1,140	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Tender Option Bond Trust 2015-XF0228, 18.010%, 4/01/53 (IF)	10/23 at 100.00	AA+	1,556,442
1,935	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Houston Methodist Hospital System, Series 2015, 5.000%, 12/01/45	6/25 at 100.00	AA	2,157,912
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding Senior Lien Series 2014A:
295	0.000%, 11/15/41 – AGM Insured	11/31 at 62.66	AA	89,795
590	0.000%, 11/15/42 – AGM Insured	11/31 at 59.73	AA	170,469
1,000	0.000%, 11/15/43 – AGM Insured	11/31 at 56.93	AA	275,980
2,000	0.000%, 11/15/44 – AGM Insured	11/31 at 54.25	AA	520,500
2,600	0.000%, 11/15/45 – AGM Insured	11/31 at 51.48	AA	642,330
235	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29	7/24 at 100.00	BB–	251,528
10,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2011D, 5.000%, 11/15/40	11/21 at 100.00	AA	11,294,000
705	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011B, 5.250%, 9/01/27	9/16 at 100.00	A2	729,717
4,260	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011B, 5.250%, 9/01/27 (Pre-refunded 9/01/16)	9/16 at 100.00	N/R (4)	4,434,404
6,000	Houston, Texas, Water and Sewerage System Revenue Bonds, Refunding Junior Lien Series 2001B, 5.500%, 12/01/29 – NPFG Insured (ETM)	No Opt. Call	AA+ (4)	8,062,260
14,200	Hutto Independent School District, Williamson County, Texas, General Obligation Bonds, Series 2007A, 4.750%, 8/01/43 (UB)	8/16 at 100.00	AAA	14,579,140
8,000	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission Services Corporation Project, Refunding & Improvement Series 2010, 5.000%, 5/15/40	5/20 at 100.00	A1	8,825,200
1,750	Martin County Hospital District, Texas, Combination Limited Tax and Revenue Bonds, Series 2011A, 7.250%, 4/01/36	4/21 at 100.00	BBB	1,932,630
2,505	Matagorda County Navigation District 1, Texas, Collateralized Revenue Refunding Bonds, Houston Light and Power Company, Series 1997, 5.125%, 11/01/28 – AMBAC Insured (Alternative Minimum Tax)	No Opt. Call	A1	2,991,045
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A:
4,370	0.000%, 9/01/43	9/31 at 100.00	AA+	3,956,074
9,130	0.000%, 9/01/45	9/31 at 100.00	AA+	9,091,471
5,900	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2008F, 5.750%, 1/01/38 (Pre-refunded 1/01/18)	1/18 at 100.00	A2 (4)	6,532,893
1,000	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A, 5.000%, 1/01/35	1/25 at 100.00	A2	1,116,740
3,500	Southwest Higher Education Authority Inc, Texas, Revenue Bonds, Southern Methodist University, Series 2010, 5.000%, 10/01/41	10/20 at 100.00	AA–	3,962,770
7,700	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources, Refunding Series 2007A, 5.000%, 2/15/36 (UB)	2/17 at 100.00	AA	7,986,825

Nuveen Investments	99

NZF	Nuveen Dividend Advantage Municipal Fund 3
	Portfolio of Investments (continued)	October 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)
$435	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/32	No Opt. Call	A3	$476,964
1,665	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2012A, 5.000%, 8/15/41	8/22 at 100.00	A–	1,811,570
6,925	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier Refunding Series 2015C, 5.000%, 8/15/42	8/24 at 100.00	BBB+	7,470,898
110,535	Total Texas			114,649,986

	Utah – 1.1% (0.8% of Total Investments)

155	Utah Housing Corporation, Single Family Mortgage Bonds, Series 2001-E1 Class II, 5.500%, 1/01/23 (Pre-refunded 1/01/16) (Alternative Minimum Tax)	1/16 at 100.00	Aaa	155,350
220	Utah Housing Corporation, Single Family Mortgage Bonds, Series 2001-E1 Class III, 5.200%, 1/01/18 (Pre-refunded 1/01/16) (Alternative Minimum Tax)	1/16 at 100.00	AA– (4)	220,427
215	Utah Housing Corporation, Single Family Mortgage Bonds, Series 2001-F1 Class II, 5.300%, 7/01/23 (Pre-refunded 1/01/16) (Alternative Minimum Tax)	1/16 at 100.00	Aaa	215,447
370	Utah Housing Corporation, Single Family Mortgage Bonds, Series 2001-F1 Class III, 4.950%, 7/01/18 (Pre-refunded 1/01/16) (Alternative Minimum Tax)	1/16 at 100.00	AA–(4)	370,962
4,935	Utah Transit Authority, Sales Tax Revenue and Refunding Bonds, Series 2012, 5.000%, 6/15/42	6/22 at 100.00	A+	5,399,680
5,895	Total Utah			6,361,866

	Virginia – 0.1% (0.1% of Total Investments)

1,000	Chesterfield County Health Center Commission, Virginia, Mortgage Revenue Bonds, Lucy Corr Village, Series 2005, 5.375%, 12/01/28	12/15 at 100.00	N/R	820,710

	Washington – 5.8% (4.0% of Total Investments)

6,000	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station, Series 2015A, 5.000%, 7/01/38 (UB) (5)	7/25 at 100.00	Aa1	6,881,100
2,500	King County, Washington, Sewer Revenue Bonds, Series 2009, 5.250%, 1/01/42	1/19 at 100.00	AA+	2,776,750
10,000	Washington Health Care Facilities Authority, Revenue Bonds, Catholic Health, Series 2011A, 5.000%, 2/01/41	2/21 at 100.00	A+	10,755,799
9,255	Washington Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Refunding Series 2015, 4.000%, 7/01/36	7/25 at 100.00	Baa1	9,019,274
3,410	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	3,786,361
31,165	Total Washington			33,219,284

	Wisconsin – 2.1% (1.5% of Total Investments)

235	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2014, 5.250%, 4/01/30 (Alternative Minimum Tax)	11/24 at 100.00	N/R	242,204
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Franciscan Sisters of Christian Charity HealthCare Ministry, Series 2007, 5.000%, 9/01/33	9/17 at 100.00	BBB+	1,030,629
10,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, ThedaCare Inc, Series 2015, 5.000%, 12/15/44	12/24 at 100.00	AA–	10,937,799
11,235	Total Wisconsin			12,210,632
$864,261	Total Municipal Bonds (cost $766,191,176)			827,640,722

100	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 0.0% (0.0% of Total Investments)

	Transportation – 0.0% (0.0% of Total Investments)

$45	Las Vegas Monorail Company, Senior Interest Bonds (8), (9)	5.500%	7/15/19	N/R	$2,259
12	Las Vegas Monorail Company, Senior Interest Bonds (8), (9)	3.000%	7/15/55	N/R	481
$57	Total Corporate Bonds ($5,125)				2,740

Shares	Description (1), (10)				Value

	INVESTMENT COMPANIES – 0.6% (0.4% of Total Investments)

26,880	Dreyfus Strategic Municipal Fund				$223,642
6,266	BlackRock MuniHoldings Fund Inc.				106,334
131,278	Deutsche Municipal Income Trust				1,785,381
43,020	Invesco VK Investment Grade Municipal Trust				566,143
30,000	Invesco VK Municipal Opportunity Trust				386,100
43,420	PIMCO Municipal Income Fund II				538,408

	Total Investment Companies (cost $3,325,133)				3,606,008
	Total Long-Term Investments (cost $769,521,434)				831,249,470
	Floating Rate Obligations – (7.2)%				(41,452,000)
	Institutional MuniFund Term Preferred Shares, at Liquidation Value – (26.2)% (11)				(150,000,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (14.2)% (11)				(81,000,000)
	Other Assets Less Liabilities – 2.2%				12,992,176
	Net Assets Applicable to Common Shares – 100%				$571,789,646

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(6)	As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(7)	On January 7, 2015, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 7.125% to 5.700%. On November 11, 2015, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.700% to 4.275%.

(8)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(9)	During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund is not accruing income for either senior interest corporate bond.

(10)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission (“SEC”) on its website at http://www.sec.gov.

(11)	Institutional MuniFund Term Preferred Shares and Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments are 18.0% and 9.7%, respectively.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	101

Statement of Assets and Liabilities	October 31, 2015

	Performance Plus (NPP)	Municipal Advantage (NMA)	Market Opportunity (NMO)

Assets
Long-term investments, at value (cost $1,359,994,139, $801,066,036 and $946,599,630, respectively)	$1,499,856,992	$872,914,591	$1,033,097,551
Cash	9,211,302	3,010,573	—
Receivable for:
Dividends and interest	17,779,817	12,592,318	13,319,263
Investments sold	17,495,136	8,329,750	24,930,995
Deferred offering costs	26,684	1,876,990	3,586,438
Other assets	205,282	367,442	426,665

Total assets	1,544,575,213	899,091,664	1,075,360,912

Liabilities
Cash overdraft	—	—	2,461,633
Floating rate obligations	28,050,000	23,903,333	20,750,000
Payable for:
Dividends	3,947,967	2,327,290	2,650,213
Interest	430,199	—	—
Investments purchased	6,813,423	—	—
Offering costs	63,500	—	—
Institutional MuniFund Term Preferred (“iMTP”) Shares, at liquidation value	—	—	—
Variable Rate MuniFund Term Preferred (“VMTP”) Shares, at liquidation value	535,000,000	—	—
Variable Rate Demand Preferred (“VRDP”) Shares, at liquidation value	—	268,800,000	350,900,000
Accrued expenses:
Management fees	760,983	458,059	533,447
Directors/Trustees fees	209,654	150,141	157,148
Other	166,262	709,748	156,356

Total liabilities	575,441,988	296,348,571	377,608,797

Net assets applicable to common shares	$969,133,225	$602,743,093	$697,752,115

Common shares outstanding	60,025,455	39,289,967	45,874,035

Net asset value (“NAV”) per common share outstanding	$16.15	$15.34	$15.21

Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$600,255	$392,900	$458,740
Paid-in surplus	835,747,414	544,560,463	636,049,537
Undistributed (Over-distribution of) net investment income	10,276,627	1,420,243	2,732,369
Accumulated net realized gain (loss)	(17,353,924)	(15,479,068)	(27,986,452)
Net unrealized appreciation (depreciation)	139,862,853	71,848,555	86,497,921

Net assets applicable to common shares	$969,133,225	$602,743,093	$697,752,115

Authorized shares:
Common	200,000,000	200,000,000	200,000,000
Preferred	1,000,000	1,000,000	1,000,000

See accompanying notes to financial statements.

102	Nuveen Investments

	Dividend Advantage (NAD)	Dividend Advantage 2 (NXZ)	Dividend Advantage 3 (NZF)
Assets
Long-term investments, at value (cost $809,872,239, $612,174,514 and $769,521,434 respectively)	$873,850,555	$664,174,672	$831,249,470
Cash	9,913,247	5,009,282	2,472,440
Receivable for:
Dividends and interest	12,109,188	9,007,991	12,420,360
Investments sold	5,584,750	2,600,000	921,316
Deferred offering costs	85,235	1,919,208	680,958
Other assets	126,991	246,104	123,153
Total assets	901,669,966	682,957,257	847,867,697

Liabilities
Cash overdraft	—	—	—
Floating rate obligations	25,650,000	19,570,000	41,452,000
Payable for:
Dividends	2,723,156	1,883,366	2,375,096
Interest	217,591	—	69,948
Investments purchased	787,790	—	163,525
Offering costs	—	—	—
Institutional MuniFund Term Preferred (“iMTP”) Shares, at liquidation value	—	—	150,000,000
Variable Rate MuniFund Term Preferred (“VMTP”) Shares, at liquidation value	265,000,000	—	81,000,000
Variable Rate Demand Preferred (“VRDP”) Shares, at liquidation value	—	196,000,000	—
Accrued expenses:
Management fees	452,049	332,291	439,294
Directors/Trustees fees	128,800	92,223	122,439
Other	103,285	804,385	455,749
Total liabilities	295,062,671	218,682,265	276,078,051
Net assets applicable to common shares	$606,607,295	$464,274,992	$571,789,646
Common shares outstanding	39,296,352	29,453,512	36,312,525
Net asset value (“NAV”) per common share outstanding	$15.44	$15.76	$15.75
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$392,964	$294,535	$363,125
Paid-in surplus	547,759,452	417,310,952	508,905,394
Undistributed (Over-distribution of) net investment income	4,903,386	4,823,084	5,436,070
Accumulated net realized gain (loss)	(10,426,823)	(10,153,737)	(4,642,979)
Net unrealized appreciation (depreciation)	63,978,316	52,000,158	61,728,036

Net assets applicable to common shares	$606,607,295	$464,274,992	$571,789,646
Authorized shares:
Common	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

Nuveen Investments	103

Statement of Operations	Year Ended October 31, 2015

	Performance Plus (NPP)	Municipal Advantage (NMA)	Market Opportunity (NMO)	Dividend Advantage (NAD)	Dividend Advantage 2 (NXZ)	Dividend Advantage 3 (NZF)

Investment Income	$67,723,669	$40,847,064	$46,853,605	$41,533,459	$29,232,275	$38,462,866
Expenses
Management fees	8,989,184	5,401,086	6,284,367	5,337,538	3,918,760	5,171,618
Interest expense and amortization of offering costs	6,239,792	537,830	737,875	2,864,395	431,247	2,605,455
Liquidity fees	—	2,636,964	3,407,133	—	1,821,587	—
Remarketing fees	—	272,536	355,775	—	198,725	—
Custodian fees	180,071	109,795	129,852	108,321	86,212	104,356
Directors/Trustees fees	40,470	24,729	28,102	23,432	18,847	22,783
Professional fees	76,359	76,707	162,231	55,664	150,860	34,523
Shareholder reporting expenses	98,947	49,752	69,495	63,153	50,933	38,732
Shareholder servicing agent fees	106,112	65,655	56,917	23,237	2,714	32,676
Stock exchange listing fees	19,186	12,810	14,663	12,561	5,902	9,851
Investor relations expenses	76,703	42,588	55,485	44,701	34,556	40,173
Reorganization expenses	—	570,000	—	—	700,000	345,000
Other	57,555	65,624	91,230	49,582	63,711	44,070

Total expenses	15,884,379	9,866,076	11,393,125	8,582,584	7,484,054	8,449,237

Net investment income (loss)	51,839,290	30,980,988	35,460,480	32,950,875	21,748,221	30,013,629

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	3,269,350	(340,068)	3,270,172	(450,462)	7,154,040	(3,220,085)
Change in net unrealized appreciation (depreciation) of investments	(11,055,448)	(1,938,632)	(3,451,534)	(5,996,275)	(6,288,981)	(1,290,726)

Net realized and unrealized gain (loss)	(7,786,098)	(2,278,700)	(181,362)	(6,446,737)	865,059	(4,510,811)

Net increase (decrease) in net assets applicable to common shares from operations	$44,053,192	$28,702,288	$35,279,118	$26,504,138	$22,613,280	$25,502,818

See accompanying notes to financial statements.

104	Nuveen Investments

Statement of Changes in Net Assets

	Performance Plus (NPP)		Municipal Advantage (NMA)		Market Opportunity (NMO)
	Year Ended 10/31/15	Year Ended 10/31/14	Year Ended 10/31/15	Year Ended 10/31/14	Year Ended 10/31/15	Year Ended 10/31/14

Operations
Net investment income (loss)	$51,839,290	$54,664,474	$30,980,988	$34,442,280	$35,460,480	$36,733,307
Net realized gain (loss) from investments	3,269,350	(10,740,119)	(340,068)	(9,717,188)	3,270,172	(4,903,345)
Change in net unrealized appreciation (depreciation) of investments	(11,055,448)	102,403,992	(1,938,632)	67,271,943	(3,451,534)	73,626,256

Net increase (decrease) in net assets applicable to common shares from operations	44,053,192	146,328,347	28,702,288	91,997,035	35,279,118	105,456,218

Distributions to Common Shareholders

From net investment income	(54,467,103)	(55,499,540)	(31,324,888)	(34,879,274)	(36,107,456)	(36,846,029)

Decrease in net assets applicable to common shares from distributions to common shareholders	(54,467,103)	(55,499,540)	(31,324,888)	(34,879,274)	(36,107,456)	(36,846,029)

Capital Share Transactions

Common shares:

Cost of shares repurchased and retired	—	—	(499,371)	—	—	—

Cost of shares repurchased through tender offer	—	—	—	(64,644,200)	—	—

Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	—	(499,371)	(64,644,200)	—	—

Net increase (decrease) in net assets applicable to common shares	(10,413,911)	90,828,807	(3,121,971)	(7,526,439)	(828,338)	68,610,189

Net assets applicable to common shares at the beginning of period	979,547,136	888,718,329	605,865,064	613,391,503	698,580,453	629,970,264

Net assets applicable to common shares at the end of period	$969,133,225	$979,547,136	$602,743,093	$605,865,064	$697,752,115	$698,580,453

Undistributed (Over-distribution of) net investment income at the end of period	$10,276,627	$12,837,002	$1,420,243	$1,390,520	$2,732,369	$3,248,957

See accompanying notes to financial statements.

Nuveen Investments	105

Statement of Changes in Net Assets (continued)

	Dividend Advantage (NAD)		Dividend Advantage 2 (NXZ)		Dividend Advantage 3 (NZF)
	Year Ended 10/31/15	Year Ended 10/31/14	Year Ended 10/31/15	Year Ended 10/31/14	Year Ended 10/31/15	Year Ended 10/31/14

Operations

Net investment income (loss)	$32,950,875	$34,149,755	$21,748,221	$25,186,900	$30,013,629	$28,621,686

Net realized gain (loss) from investments	(450,462)	(5,675,548)	7,154,040	(4,244,713)	(3,220,085)	2,902,509

Change in net unrealized appreciation (depreciation) of investments	(5,996,275)	55,026,460	(6,288,981)	40,639,109	(1,290,726)	55,454,652

Net increase (decrease) in net assets applicable to common shares from operations	26,504,138	83,500,667	22,613,280	61,581,296	25,502,818	86,978,847

Distributions to Common Shareholders

From net investment income	(34,348,941)	(35,535,691)	(24,288,229)	(24,679,326)	(28,195,874)	(28,964,800)

Decrease in net assets applicable to common shares from distributions to common shareholders	(34,348,941)	(35,535,691)	(24,288,229)	(24,679,326)	(28,195,874)	(28,964,800)

Capital Share Transactions

Common shares:

Cost of shares repurchased and retired	—	—	(337,507)	—	(238,387)	(412,130)

Cost of shares repurchased through tender offer	—	—	—	—	—	(61,388,654)

Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	—	(337,507)	—	(238,387)	(61,800,784)

Net increase (decrease) in net assets applicable to common shares	(7,844,803)	47,964,976	(2,012,456)	36,901,970	(2,931,443)	(3,786,737)

Net assets applicable to common shares at the beginning of period	614,452,098	566,487,122	466,287,448	429,385,478	574,721,089	578,507,826

Net assets applicable to common shares at the end of period	$606,607,295	$614,452,098	$464,274,992	$466,287,448	$571,789,646	$574,721,089

Undistributed (Over-distribution of) net investment income at the end of period	$4,903,386	$6,404,667	$4,823,084	$6,605,507	$5,436,070	$3,095,833

See accompanying notes to financial statements.

106	Nuveen Investments

Statement of Cash Flows	Year Ended October 31, 2015

	Performance Plus (NPP)	Municipal Advantage (NMA)	Market Opportunity (NMO)
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$44,053,192	$28,702,288	$35,279,118
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(206,249,296)	(71,002,818)	(167,041,396)
Proceeds from sales and maturities of investments	223,863,916	76,357,282	184,816,798
Investment transaction adjustments, net	(67,094)	(35,359)	(60,552)
Taxes paid on undistributed capital gains	(3,484)	(44)	(111)
Amortization (Accretion) of premiums and discounts, net	(11,531,933)	(3,326,143)	(4,694,609)
Amortization of deferred offering costs	34,859	77,080	147,282
(Increase) Decrease in:
Receivable for dividends and interest	215,952	(83,224)	(138,716)
Receivable for investments sold	3,132,457	2,865,820	(12,601,655)
Other assets	(36,915)	(26,195)	1,389
Increase (Decrease) in:
Payable for interest	(109,785)	—	—
Payable for investments purchased	813,423	(5,000,000)	(6,000,000)
Accrued management fees	(7,568)	(2,087)	(1,349)
Accrued Directors/Trustees fees	36,679	24,522	27,195
Accrued other expenses	(103,176)	441,391	(57,081)
Net realized (gain) loss from investments	(3,269,350)	340,068	(3,270,172)
Change in net unrealized (appreciation) depreciation of investments	11,055,448	1,938,632	3,451,534

Net cash provided by (used in) operating activities	61,827,325	31,271,213	29,857,675

Cash Flows from Financing Activities:
Increase (Decrease) in:
Cash overdraft	—	—	2,461,633
Floating rate obligations	—	(6,805,000)	(1,800,000)
Payable for offering costs	2,973	—	—
Cash distributions paid to common shareholders	(54,646,869)	(31,339,121)	(36,228,977)
Cost of common shares repurchased and retired	—	(499,371)	—

Net cash provided by (used in) financing activities	(54,643,896)	(38,643,492)	(35,567,344)

Net Increase (Decrease) in Cash	7,183,429	(7,372,279)	(5,709,669)

Cash at the beginning of period	2,027,873	10,382,852	5,709,669

Cash at the end of period	$9,211,302	$3,010,573	$—

Supplemental Disclosure of Cash Flow Information	Performance Plus (NPP)	Municipal Advantage (NMA)	Market Opportunity (NMO)

Cash paid for interest (excluding amortization of offering costs)	$6,109,718	$460,749	$590,594

See accompanying notes to financial statements.

Nuveen Investments	107

Statement of Cash Flows (continued)

	Dividend Advantage (NAD)	Dividend Advantage 2 (NXZ)	Dividend Advantage 3 (NZF)
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$26,504,138	$22,613,280	$25,502,818
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(133,438,896)	(151,401,557)	(220,012,943)
Proceeds from sales and maturities of investments	149,743,517	140,556,278	213,836,718
Investment transaction adjustments, net	(288,503)	(9,756)	(102,025)
Taxes paid on undistributed capital gains	(572)	—	(968)
Amortization (Accretion) of premiums and discounts, net	(5,685,503)	(540,336)	483,216
Amortization of deferred offering costs	72,708	78,008	257,260
(Increase) Decrease in:
Receivable for dividends and interest	96,622	610,640	(188,938)
Receivable for investments sold	7,619,928	6,309,164	10,942,167
Other assets	(21,303)	(17,759)	(19,121)
Increase (Decrease) in:
Payable for interest	(4,864)	—	(1,487)
Payable for investments purchased	(4,535,929)	(5,000,000)	(10,166,014)
Accrued management fees	(4,571)	(1,345)	(894)
Accrued Directors/Trustees fees	21,051	17,257	12,628
Accrued other expenses	(53,152)	669,569	235,336
Net realized (gain) loss from investments	450,462	(7,154,040)	3,220,085
Change in net unrealized (appreciation) depreciation of investments	5,996,275	6,288,981	1,290,726

Net cash provided by (used in) operating activities	46,471,408	13,018,384	25,288,561

Cash Flows from Financing Activities:
Increase (Decrease) in:
Cash overdraft	—	—	—
Floating rate obligations	(10,560,000)	—	4,500,000
Payable for offering costs	—	—	(23,803)
Cash distributions paid to common shareholders	(34,459,140)	(24,473,411)	(28,052,319)
Cost of common shares repurchased and retired	—	(337,507)	(238,387)

Net cash provided by (used in) financing activities	(45,019,140)	(24,810,918)	(23,814,509)

Net Increase (Decrease) in Cash	1,452,268	(11,792,534)	1,474,052

Cash at the beginning of period	8,460,979	16,801,816	998,388

Cash at the end of period	$9,913,247	$5,009,282	$2,472,440

Supplemental Disclosure of Cash Flow Information	Dividend Advantage (NAD)	Dividend Advantage 2 (NXZ)	Dividend Advantage 3 (NZF)

Cash paid for interest (excluding amortization of offering costs)	$2,796,302	$353,239	$2,252,857

See accompanying notes to financial statements.

108	Nuveen Investments

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Nuveen Investments	109

Financial

Highlights

Selected data for a common share outstanding throughout each period:

		Investment Operations						Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Invest- ment Income (Loss)	Net Reali- zed/ Unreali zed Gain (Loss)	Distri- butions from Net Invest- ment Income to ARPS Share- holders(a)	Distri- butions from Accumu- lated Net Realized Gains to ARPS Share- holders(a)		Total	From Net Invest- ment Income	From Accumu- lated Net Realized Gains	Total	Discount Per Share Repur- chased and Retired	Discounts Per Share Repur- chased through Tender Offer	Ending NAV	Ending Share Price

Performance Plus (NPP)
Year Ended 10/31:
2015	$16.32	$0.86	$(0.12)	$ —	$—		$0.74	$(0.91)	$ —	$(0.91)	$ —	$ —	$16.15	$14.77
2014	14.81	0.91	1.52	—	—		2.43	(0.92)	—	(0.92)	—	—	16.32	14.61
2013	16.68	0.88	(1.82)	—	—		(0.94)	(0.93)	—	(0.93)	—	—	14.81	13.64
2012	14.89	0.92	1.83	—	—		2.75	(0.96)	—	(0.96)	—	—	16.68	16.44
2011	15.29	0.97	(0.32)	(0.01)	—	*	0.64	(0.95)	(0.09)	(1.04)	—	—	14.89	14.36

Municipal Advantage (NMA)
Year Ended 10/31:
2015	15.41	0.79	(0.07)	—	—		0.72	(0.80)	—	(0.80)	0.01	—	15.34	13.52
2014	14.04	0.80	1.34	—	—		2.14	(0.80)	—	(0.80)	—	0.03	15.41	13.74
2013	15.76	0.80	(1.69)	—	—		(0.89)	(0.83)	—	(0.83)	—	—	14.04	12.52
2012	14.37	0.86	1.64	—	—		2.50	(0.97)	(0.14)	(1.11)	—	—	15.76	15.67
2011	14.79	0.93	(0.27)	—	—		0.66	(1.00)	(0.08)	(1.08)	—	—	14.37	14.05
(a)	The amounts shown for Auction Rate Preferred Shares (“ARPS”) are based on common share equivalents.
(b)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

110	Nuveen Investments

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)

Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses(d)	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

4.64%	7.56%	$969,133	1.64%	5.34%	14%
16.91	14.24	979,547	1.76	5.87	10
(5.90)	(11.75)	888,718	1.85	5.52	19
18.89	21.59	1,000,790	1.67	5.72	10
4.78	3.22	892,603	1.62	6.84	10

4.83	4.33	602,743	1.63	5.13	8
15.93	16.64	605,865	1.71	5.45	8
(5.87)	(15.21)	613,392	1.69	5.31	17
17.99	20.05	688,803	1.75	5.67	18
5.05	1.90	626,616	2.01	6.76	14

(c)	Ratios do not reflect the effect of dividend payments to ARPS shareholders, during periods when ARPS were outstanding; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and other subsequent forms of preferred shares issued by the Fund, where applicable.
(d)	The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

Performance Plus (NPP)
Year Ended 10/31:
2015	0.64%
2014	0.72
2013	0.84
2012	0.70
2011	0.56

Municipal Advantage (NMA)
Year Ended 10/31:
2015	0.57%
2014	0.68
2013	0.71
2012	0.76
2011	0.96

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	111

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations						Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to ARPS Share- holders(a)		Distributions from Accumulated Net Realized Gains to ARPS Share- holders(a)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV	Ending Share Price

Market Opportunity (NMO)
Year Ended 10/31:
2015	$15.23	$0.77	$ — *	$ —		$ —	$0.77	$ (0.79)	$ —	$(0.79)	$15.21	$13.39
2014	13.73	0.80	1.50	—		—	2.30	(0.80)	—	(0.80)	15.23	13.60
2013	15.25	0.79	(1.52)	—		—	(0.73)	(0.79)	—	(0.79)	13.73	12.19
2012	13.60	0.83	1.70	—		—	2.53	(0.88)	—	(0.88)	15.25	14.92
2011	14.17	0.88	(0.48)	—	*	—	0.40	(0.97)	—	(0.97)	13.60	13.18

Dividend Advantage (NAD)
Year Ended 10/31:
2015	15.64	0.84	(0.17)	—		—	0.67	(0.87)	—	(0.87)	15.44	14.05
2014	14.42	0.87	1.25	—		—	2.12	(0.90)	—	(0.90)	15.64	14.16
2013	16.05	0.81	(1.56)	—		—	(0.75)	(0.88)	—	(0.88)	14.42	12.92
2012	14.39	0.86	1.76	—		—	2.62	(0.92)	(0.04)	(0.96)	16.05	15.76
2011	14.68	0.92	(0.29)	(0.01)		—	0.62	(0.91)	—	(0.91)	14.39	13.70
(a)	The amounts shown for ARPS are based on common share equivalents.
(b)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

112	Nuveen Investments

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)

Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses(d)	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

5.16%	4.37%	$697,752	1.64%	5.09%	16%
17.25	18.70	698,580	1.76	5.56	10
(4.99)	(13.41)	629,970	1.77	5.35	20
19.09	20.34	699,360	1.85	5.64	13
3.40	(2.33)	622,815	2.10	6.74	14

4.43	5.57	606,607	1.41	5.41	15
15.19	17.10	614,452	1.73	5.82	9
(4.87)	(12.81)	566,487	1.99	5.21	11
18.67	22.59	630,515	2.04	5.55	12
4.76	1.93	565,364	2.02	6.77	15

(c)	Ratios do not reflect the effect of dividend payments to ARPS shareholders, during periods when ARPS were outstanding; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and other subsequent forms of preferred shares issued by the Fund, where applicable.
(d)	The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

Market Opportunity (NMO)
Year Ended 10/31:
2015	0.65%
2014	0.74
2013	0.77
2012	0.82
2011	0.97

Dividend Advantage (NAD)
Year Ended 10/31:
2015	0.47%
2014	0.75
2013	1.03
2012	1.03
2011	0.94

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	113

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations						Less Distributions to Common Shareholders			Common Shares
	Beginning Common Share NAV	Net Invest- ment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distri- butions from Net Invest- ment Income to ARPS Share- holders(a)	Distri- butions from Accumu- lated Net Realized Gains to ARPS Share- holders(a)		Total	From Net Invest- ment Income	From Accumu- lated Net Realized Gains	Total	Discount Per Share Repur- chased and Retired		Discount Per Share Repur- chased through Tender Offer	Ending NAV	Ending Share Price

Dividend Advantage 2 (NXZ)
Year Ended 10/31:
2015	$15.82	$0.74	$0.01	$ —	$—		$0.75	$(0.82)	$ —	$(0.82)	$0.01		$ —	$15.76	$13.78
2014	14.57	0.85	1.24	—	—		2.09	(0.84)	—	(0.84)	—		—	15.82	14.12
2013	16.09	0.87	(1.58)	—	—		(0.71)	(0.81)	—	(0.81)	—		—	14.57	12.99
2012	14.50	0.88	1.84	—	—		2.72	(0.95)	(0.18)	(1.13)	—		—	16.09	15.63
2011	14.76	0.99	(0.29)	—	—		0.70	(0.96)	—	(0.96)	—		—	14.50	13.90

Dividend Advantage 3 (NZF)
Year Ended 10/31:
2015	15.82	0.83	(0.13)	—	—		0.70	(0.78)	—	(0.78)	0.01		—	15.75	13.86
2014	14.32	0.72	1.47	—	—		2.19	(0.72)	—	(0.72)	—	*	0.03	15.82	13.80
2013	15.99	0.71	(1.63)	—	—		(0.92)	(0.75)	—	(0.75)	—		—	14.32	12.66
2012	14.53	0.78	1.67	—	—		2.45	(0.95)	(0.04)	(0.99)	—		—	15.99	15.73
2011	14.74	0.98	(0.18)	(0.01)	—	*	0.79	(0.98)	(0.02)	(1.00)	—		—	14.53	14.17
(a)	The amounts shown for ARPS are based on common share equivalents.
(b)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

114	Nuveen Investments

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets Before Reimbursement(c)		Ratios to Average Net Assets After Reimbursement(c)(d)

Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses(e)	Net Investment Income (Loss)	Expenses(e)	Net Investment Income (Loss)	Portfolio Turnover Rate(f)

4.94%	3.53%	$464,275	1.61%	4.68%	N/A	N/A	21%
14.72	15.56	466,287	1.60	5.66	N/A	N/A	12
(4.58)	(12.04)	429,385	1.53	5.58	N/A	N/A	22
19.46	21.15	474,432	1.64	5.70	N/A	N/A	15
5.24	1.70	427,085	1.78	7.08	1.75%	7.11%	40

4.57	6.21	571,790	1.48	5.24	N/A	N/A	26
15.90	15.07	574,721	1.73	4.78	N/A	N/A	14
(5.93)	(15.08)	578,508	1.71	4.66	N/A	N/A	14
17.33	18.48	645,993	1.76	5.06	N/A	N/A	22
5.83	4.59	587,047	1.53	6.93	1.46	7.00	30
(c)	Ratios do not reflect the effect of dividend payments to ARPS shareholders, during periods when ARPS were outstanding; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and other subsequent forms of preferred shares issued by the Fund, where applicable.
(d)	After expense reimbursement from the Adviser, where applicable. As of March 31, 2011 and September 30, 2011, the Adviser is no longer reimbursing Dividend Advantage 2 (NXZ) and Dividend Advantage 3 (NZF), respectively, for any fees and expenses.
(e)	The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

Dividend Advantage 2 (NXZ)
Year Ended 10/31:
2015	0.53%
2014	0.60
2013	0.62
2012	0.65
2011	0.78

Dividend Advantage 3 (NZF)
Year Ended 10/31:
2015	0.46%
2014	0.72
2013	0.75
2012	0.77
2011	0.48

(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.
*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	115

Financial Highlights (continued)

	VMTP Shares at the End of Period		VRDP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share

Performance Plus (NPP)
Year Ended 10/31:
2015	$535,000	$281,146	$ —	$ —
2014	535,000	283,093	—	—
2013	535,000	266,116	—	—
2012	421,700	337,323	—	—
2011	421,700	311,668	—	—

Municipal Advantage (NMA)

Year Ended 10/31:
2015	—	—	268,800	324,235
2014	—	—	268,800	325,396
2013	—	—	296,800	306,668
2012	—	—	296,800	332,076
2011	—	—	296,800	311,124

116	Nuveen Investments

	MTP Shares at the End of Period (a)		VMTP Shares at the End of Period		VRDP Shares at the End of Period		MTP and/or VMTP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $10 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Asset Coverage Per $1 Liquidation Preference

Market Opportunity (NMO)
Year Ended 10/31:
2015	$ —	$ —	$ —	$ —	$350,900	$298,846	$ —
2014	—	—	—	—	350,900	299,082	—
2013	—	—	—	—	350,900	279,530	—
2012	—	—	—	—	350,900	299,305	—
2011	—	—	—	—	350,900	277,491	—

Dividend Advantage (NAD)

Year Ended 10/31:
2015	—	—	265,000	328,908	—	—	—
2014	—	—	265,000	331,869	—	—	—
2013	144,300	31.40	120,400	314,011	—	—	3.14
2012	144,300	33.82	120,400	338,200	—	—	3.38
2011	144,300	31.36	120,400	313,587	—	—	3.14

Dividend Advantage 2 (NXZ)

Year Ended 10/31:
2015	—	—	—	—	196,000	336,875	—
2014	—	—	—	—	196,000	337,902	—
2013	—	—	—	—	196,000	319,074	—
2012	—	—	—	—	196,000	342,057	—
2011	—	—	—	—	196,000	317,900	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2014	2013	2012	2011

Dividend Advantage (NAD)
Series 2015 (NAD PRC)
Ending Market Value per Share	$—	$10.06	$10.10	$10.06
Average Market Value per Share	10.04^	10.08	10.09	10.05

^	For the period November 1, 2013 through December 20, 2013.

See accompanying notes to financial statements.

Nuveen Investments	117

Financial Highlights (continued)

	iMTP Shares at the End of Period		MTP Shares at the End of Period (a)		VMTP Shares at the End of Period		iMTP, MTP and/or VMTP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $5,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $10 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Asset Coverage Per $1 Liquidation Preference

Dividend Advantage 3 (NZF)
Year Ended 10/31:
2015	$150,000	$17,376	$ —	$ —	$81,000	$347,528	$3.48
2014	150,000	17,440	—	—	81,000	348,797	3.49
2013	—	—	70,000	34.19	169,200	341,851	3.42
2012	—	—	70,000	37.01	169,200	370,064	3.70
2011	—	—	70,000	34.54	169,200	345,421	3.45

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2014		2013	2012	2011

Dividend Advantage 3 (NZF)
Series 2016 (NZF PRC)
Ending Market Value per Share	$—		$10.10	$10.14	$10.14
Average Market Value per Share	10.05	^^	10.10	10.12	10.05^

^	For the period December 20, 2010 (first issuance date of shares) through October 31, 2011.
^^	For the period November 1, 2013 through April 11, 2014.

See accompanying notes to financial statements.

118	Nuveen Investments

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) or NYSE MKT symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Performance Plus Municipal Fund, Inc. (NPP) (“Performance Plus (NPP)”)

•	Nuveen Municipal Advantage Fund, Inc. (NMA) (“Municipal Advantage (NMA)”)

•	Nuveen Municipal Market Opportunity Fund, Inc. (NMO) (“Market Opportunity (NMO)”)

•	Nuveen Dividend Advantage Municipal Fund (NAD) (“Dividend Advantage (NAD)”)

•	Nuveen Dividend Advantage Municipal Fund 2 (NXZ) (“Dividend Advantage 2 (NXZ)”)

•	Nuveen Dividend Advantage Municipal Fund 3 (NZF) (“Dividend Advantage 3 (NZF)”)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified, closed-end management investment companies. Performance Plus (NPP), Municipal Advantage (NMA), Market Opportunity (NMO) and Dividend Advantage (NAD) are traded on the NYSE while Dividend Advantage 2 (NXZ) and Dividend Advantage 3 (NZF) are traded on the NYSE MKT. Performance Plus (NPP), Municipal Advantage (NMA) and Market Opportunity (NMO) were organized as Minnesota corporations on April 28, 1989, November 6, 1989 and January 23, 1990, respectively. Dividend Advantage (NAD), Dividend Advantage 2 (NXZ) and Dividend Advantage 3 (NZF) were organized as Massachusetts business trusts on January 15, 1999, June 1, 1999 and March 21, 2001, respectively.

The end of the reporting period for the Funds is October 31, 2015, and the period covered by these Notes to Financial Statements is the fiscal year ended October 31, 2015 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies

Each Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.

Fund Reorganizations

During August 2015, the Nuveen funds’ Board of Directors/Trustees approved a series of reorganizations for certain funds included in this report (the “Reorganizations”). The Reorganizations are intended to create one, larger national Fund, which would potentially offer shareholders the following benefits:

•	Improving fund net earnings potential through a broader investment mandate;

•	Creating significantly larger funds that offer greater liquidity and ease of trading; and

•	Eliminating overlapping products and enhancing fund differentiation.

The proposed Reorganizations are as follows:

Target Funds	Acquirying Fund
Nuveen Premium Income Municipal Fund 4, Inc. (NPT)	Dividend Advantage 3 (NZF) (to be renamed Nuveen Enhanced Municipal Credit Opportunities Fund (NZF))
Dividend Advantage 2 (NXZ)
Municipal Advantage (NMA)

The Reorganizations are subject to customary conditions, including shareholder approval at annual shareholder meetings.

Upon the closing of the Reorganizations, the Target Funds will transfer their assets to the Acquiring Fund in exchange for common and preferred shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Funds. The Target Funds will then be liquidated,

Nuveen Investments	119

Notes to Financial Statements (continued)

dissolved and terminated in accordance with their Declaration of Trust. Shareholders of the Target Funds will become shareholders of the Acquiring Fund. Holders of common shares of the Target Funds will receive newly issued common shares of the Acquiring Fund, the aggregate net asset value (“NAV”) of which is equal to the aggregate NAV of the common shares of the Target Funds held immediately prior to the Reorganizations (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled). Holders of preferred shares of the Target Funds will receive on a one-for-one basis newly issued preferred shares of the Acquiring Fund, in exchange for preferred shares of the Target Funds held immediately prior to the Reorganizations.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date. Investment income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statements of Operations.

Dividends and Distributions to Common Shareholders

Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications

Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.

120	Nuveen Investments

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Prices of fixed income securities are provided by a pricing service approved by the Funds’ Board of Directors/Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Performance Plus (NPP)	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Municipal Bonds	$—	$1,499,843,580	$—		$1,499,843,580
Corporate Bonds	—	—	13,412	**	13,412
Total	$—	$1,499,843,580	$13,412		$1,499,856,992
Municipal Advantage (NMA)
Long-Term Investments*:
Municipal Bonds	$—	$872,900,801	$—		$872,900,801
Corporate Bonds	—	—	13,790	**	13,790
Total	$—	$872,900,801	$13,790		$872,914,591

Nuveen Investments	121

Notes to Financial Statements (continued)

Market Opportunity (NMO)	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Municipal Bonds	$—	$1,030,580,077	$—		$1,030,580,077
Common Stocks	2,476,884	—	—		2,476,884
Corporate Bonds	—	—	40,590	**	40,590
Total	$2,476,884	$1,030,580,077	$40,590		$1,033,097,551
Dividend Advantage (NAD)
Long-Term Investments*:
Municipal Bonds	$—	$873,177,829	$108,000	**	$873,285,829
Corporate Bonds	—	—	16,117	**	16,117
Investment Companies	548,609	—	—		548,609
Total	$548,609	$873,177,829	$124,117		$873,850,555
Dividend Advantage 2 (NXZ)
Long-Term Investments*:
Municipal Bonds	$—	$664,157,857	$—		$664,157,857
Corporate Bonds	—	—	16,815	**	16,815
Total	$—	$664,157,857	$16,815		$664,174,672
Dividend Advantage 3 (NZF)
Long-Term Investments*:
Municipal Bonds	$—	$827,640,722	$—		$827,640,722
Corporate Bonds	—	—	2,740	**	2,740
Investment Companies	3,606,008	—	—		3,606,008
Total	$3,606,008	$827,640,722	$2,740		$831,249,470

*	Refer to the Fund’s Portfolio of Investments for industry/state classifications, where applicable.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

122	Nuveen Investments

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”) in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.

Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.

As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	Performance Plus (NPP)	Municipal Advantage (NMA)	Market Opportunity (NMO)	Dividend Advantage (NAD)	Dividend Advantage 2 (NXZ)	Dividend Advantage 3 (NZF)
Floating rate obligations: self-deposited Inverse Floaters	$28,050,000	$23,903,333	$20,750,000	$25,650,000	$19,570,000	$41,452,000
Floating rate obligations: externally-deposited Inverse Floaters	18,240,000	25,186,667	19,290,000	23,310,000	21,125,000	35,502,000
Total	$46,290,000	$49,090,000	$40,040,000	$48,960,000	$40,695,000	$76,954,000

Nuveen Investments	123

Notes to Financial Statements (continued)

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	Performance Plus (NPP)	Municipal Advantage (NMA)	Market Opportunity (NMO)	Dividend Advantage (NAD)	Dividend Advantage 2 (NXZ)	Dividend Advantage 3 (NZF)
Average floating rate obligations outstanding	$28,050,000	$24,716,673	$20,902,877	$30,385,890	$19,570,000	$38,973,918
Average annual interest rate and fees	0.61%	0.57%	0.38%	0.56%	0.49%	0.58%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.

The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.

As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement” or “credit recovery swap”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations – Recourse Trusts	Performance Plus (NPP)	Municipal Advantage (NMA)	Market Opportunity (NMO)	Dividend Advantage (NAD)	Dividend Advantage 2 (NXZ)	Dividend Advantage 3 (NZF)
Maximum exposure to Recourse Trusts: self deposited Inverse Floaters	$7,875,000	$—	$—	$—	$9,150,000	$15,150,000
Maximum exposure to Recourse Trusts: externally deposited Inverse Floaters	12,750,000	19,640,000	7,500,000	11,250,000	11,250,000	—
Total	$20,625,000	$19,640,000	$7,500,000	$11,250,000	$20,400,000	$15,150,000

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund will limit its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments and may do so in the future, they did not make any such investments during the current fiscal period.

124	Nuveen Investments

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Share Transactions

Transactions in common shares during the Funds’ current and prior fiscal period were as follows:

	Performance Plus (NPP)		Municipal Advantage (NMA)		Market Opportunity (NMO)
	Year Ended 10/31/15	Year Ended 10/31/14	Year Ended 10/31/15	Year Ended 10/31/14	Year Ended 10/31/15	Year Ended 10/31/14
Common Shares:
Repurchased and retired	—	—	(37,700)	—	—	—
Repurchased through tender offer	—	—	—	(4,369,741)	—	—
Weighted average:
Price per share repurchased and retired	—	—	$13.23	—	—	—
Discount per share repurchased and retired	—	—	12.82%	—	—	—

	Dividend Advantage (NAD)		Dividend Advantage 2 (NXZ)		Dividend Advantage 3 (NZF)
	Year Ended 10/31/15	Year Ended 10/31/14	Year Ended 10/31/15	Year Ended 10/31/14	Year Ended 10/31/15	Year Ended 10/31/14
Common Shares:
Repurchased and retired	—	—	(24,900)	—	(17,500)	(30,000)
Repurchased through tender offer	—	—	—	—	—	(4,040,003)
Weighted average common share:
Price per share repurchased and retired	—	—	$13.53	—	$13.60	$13.72
Discount per share repurchased and retired	—	—	13.24%	—	12.55%	14.14%

Preferred Shares

Institutional MuniFund Term Preferred Shares

The following Fund has issued and outstanding Institutional MuniFund Term Preferred (“iMTP”) Shares, with a $5,000 liquidation value per share. iMTP Shares are issued via private placement and are not publicly available.

As of the end of the reporting period, details of iMTP Shares outstanding were as follows:

Fund	Series	Shares Outstanding	Shares Outstanding at $5,000 Per Share Liquidation Value
Dividend Advantage 3 (NZF)	2017	30,000	$150,000,000

The Fund is obligated to redeem its iMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. iMTP Shares are subject to optional and mandatory redemption in certain circumstances. The iMTP Shares are not subject to redemption at the option of the Fund for one year following the date of issuance (“Non-Call Expiration Date”), at which point the Fund

Nuveen Investments	125

Notes to Financial Statements (continued)

may begin to redeem at its option (“Optional Redemption Date”). The Fund may be obligated to redeem certain of the iMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Non-Call Expiration Date for the Fund’s iMTP Shares are as follows:

Fund	Series	Term Redemption Date	Optional Redemption Date	Non-Call Expiration Date
Dividend Advantage 3 (NZF)	2017	October 1, 2017	April 1, 2015	March 31, 2015

The average liquidation value of iMTP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

Dividend Advantage 3 (NZF)
Average liquidation value of iMTP Shares outstanding	$150,000,000
Annualized dividend rate	0.79%

iMTP Shares generally do not trade, and market quotations are generally not available. iMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount established at the time of issuance. The fair value of iMTP Shares is expected to be approximately their liquidation par value so long as the fixed “spread” on the iMTP Shares remains roughly in line with the “spread” rates being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Fund’s Adviser has determined that the fair value of iMTP Shares is their liquidation value, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation value of iMTP Shares is recorded as a liability and recognized as “Institutional MuniFund Term Preferred (“iMTP”) Shares, at liquidation value” on the Statement of Assets and Liabilities.

Dividends on the iMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on iMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on iMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Cost incurred by the Fund in connection with its offering of iMTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and recognized as components of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

Variable Rate MuniFund Term Preferred Shares

The following Funds have issued and outstanding Variable Rate MuniFund Term Preferred (“VMTP”) Shares, with a $100,000 liquidation value per share. VMTP Shares are issued via private placement and are not publicly available.

As of the end of the reporting period, VMTP Shares outstanding, at liquidation value, for each Fund was as follows:

Fund	Series	Shares Outstanding	Shares Outstanding Per Share at $100,000 Liquidation Value
Performance Plus (NPP)	2018	5,350	$535,000,000
Dividend Advantage (NAD)	2016	2,650	$265,000,000
Dividend Advantage 3 (NZF)	2017	810	$81,000,000

On May 19, 2015, Performance Plus (NPP) refinanced all of its outstanding Series 2015 VMTP Shares with the issuance of new Series 2018 VMTP Shares.

Each Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares are subject to redemption at the option of each Fund (“Optional Redemption Date”), subject to payment of premium for one year following the date of issuance (“Premium Expiration Date”), and at par thereafter. Each Fund may be obligated to redeem certain of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for each Fund’s series of VMTP Shares are as follows:

Fund	Series	Term Redemption Date	Optional Redemption Date	Premium Expiration Date
Performance Plus (NPP)	2018	December 1, 2018	June 1, 2016	May 31, 2016
Dividend Advantage (NAD)	2016	December 30, 2016	January 1, 2015	December 31, 2014
Dividend Advantage 3 (NZF)	2017	April 1, 2017	April 1, 2015	March 31, 2015

126	Nuveen Investments

The average liquidation value of VMTP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	Performance Plus (NPP)	Dividend Advantage (NAD)	Dividend Advantage 3 (NZF)
Average liquidation value of VMTP Shares outstanding	$535,000,000	$265,000,000	$81,000,000
Annualized dividend rate	1.09%	0.99%	1.04%

VMTP Shares generally do not trade, and market quotations are generally not available. VMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount established at the time of issuance. The fair value of VMTP Shares is expected to be approximately their liquidation par value so long as the fixed “spread” on the VMTP Shares remains roughly in line with the “spread” rates being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser has determined that the fair value of VMTP Shares is their liquidation value, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation value of VMTP Shares is a liability and is recognized as “Variable Rate MuniFund Term Preferred (“VMTP”) Shares, at liquidation value” on the Statement of Assets and Liabilities.

Dividends on the VMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on VMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Costs incurred by the Funds in connection with each Fund’s offering of VMTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

Performance Plus (NPP) incurred offering costs of $205,000 in connection with its issuance of Series 2018 VMTP Shares, which were expensed as incurred and are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Variable Rate Demand Preferred Shares

The following Funds have issued and outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation value per share. VRDP Shares are issued via private placement and are not publicly available.

As of the end of the reporting period, the details of the Funds’ VRDP Shares outstanding were as follows:

Fund	Series	Shares Outstanding	Shares Outstanding at $100,000 Per Share Liquidation Value	Maturity
Municipal Advantage (NMA)	1	2,688	$268,800,000	March 1, 2040
Market Opportunity (NMO)	1	3,509	$350,900,000	March 1, 2040
Dividend Advantage 2 (NXZ)	2	1,960	$196,000,000	August 1, 2040

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that purchase orders for VRDP Shares in a remarketing are not sufficient in number to be matched with the sale orders in that remarketing. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee of 0.10% on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation value. If remarketings for VRDP Shares are continuously unsuccessful for six months, the maximum rate is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

The average liquidation value of VRDP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	Municipal Advantage (NMA)	Market Opportunity (NMO)	Dividend Advantage 2 (NXZ)
Average liquidation value of VRDP Shares outstanding	$268,800,000	$350,900,000	$196,000,000
Annualized dividend rate	0.12%	0.15%	0.13%

Nuveen Investments	127

Notes to Financial Statements (continued)

For financial reporting purposes, the liquidation value of VRDP Shares is a liability and is recognized as “Variable Rate Demand Preferred (“VRDP”) Shares, at liquidation value” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on the VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of “Deferred offering costs” on the Statement of Assets and Liabilities” and “Interest expense and amortization of offering costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.

Preferred Share Transactions

Transactions in preferred shares for the Funds during the Funds’ current and prior fiscal period, where applicable, are noted in the following tables.

Transactions in iMTP Shares for the Funds, where applicable, were as follows:

	Year Ended October 31, 2014
Dividend Advantage 3 (NZF)	Series	Shares	Amount
iMTP Shares issued	2017	30,000	$150,000,000

Transactions in MuniFund Term Preferred (“MTP”) Shares for the Funds, where applicable, were as follows:

	Year Ended October 31, 2014
Dividend Advantage (NAD)	Series	NYSE MKT Ticker	Shares	Amount
MTP Shares redeemed	2015	NAD PRC	(14,430,000)	$(144,300,000)
Dividend Advantage 3 (NZF)
MTP Shares redeemed	2016	NZF PRC	(7,000,000)	$(70,000,000)

Transactions in VMTP Shares for the Funds, where applicable, were as follows:

	Year Ended October 31, 2015
Performance Plus (NPP)	Series	Shares	Amount
VMTP Shares issued	2018	5,350	$535,000,000
VMTP Shares exchanged	2015	(5,350)	(535,000,000)
Net increase (decrease)		—	$—

	Year Ended October 31, 2014
Dividend Advantage (NAD)	Series	Shares	Amount
VMTP Shares issued	2016	2,650	$265,000,000
VMTP Shares redeemed	2014	(1,204)	(120,400,000)
Net increase (decrease)		1,446	$144,600,000
Dividend Advantage 3 (NZF)
VMTP Shares issued	2017	910	$91,000,000
VMTP Shares redeemed:
	2014	(1,692)	(169,200,000)
	2017	(100)	(10,000,000)
Net increase (decrease)		(882)	$(88,200,000)

Transactions in VRDP Shares for the Funds, where applicable, were as follows:

	Year Ended October 31, 2014
Municipal Advantage (NMA)	Series	Shares	Amount
VRDP Shares redeemed	1	(280)	$(28,000,000)

128	Nuveen Investments

5. Investment Transactions

Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

	Performance Plus (NPP)	Municipal Advantage (NMA)	Market Opportunity (NMO)	Dividend Advantage (NAD)	Dividend Advantage 2 (NXZ)	Dividend Advantage 3 (NZF)
Purchases	$206,249,296	$71,002,818	$167,041,396	$133,438,896	$151,401,557	$220,012,943
Sales and maturities	223,863,916	76,357,282	184,816,798	149,743,517	140,556,278	213,836,718

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of October 31, 2015, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Performance Plus (NPP)	Municipal Advantage (NMA)	Market Opportunity (NMO)	Dividend Advantage (NAD)	Dividend Advantage 2 (NXZ)	Dividend Advantage 3 (NZF)
Cost of investments	$1,332,893,537	$779,184,340	$924,077,441	$782,999,957	$588,866,123	$727,084,786
Gross unrealized:
Appreciation	$152,144,626	$77,548,079	$90,750,512	$76,151,148	$62,719,162	$68,950,988
Depreciation	(13,227,325)	(7,721,912)	(2,480,415)	(10,950,574)	(6,988,353)	(6,231,835)
Net unrealized appreciation (depreciation) of investments	$138,917,301	$69,826,167	$88,270,097	$65,200,574	$55,730,809	$62,719,153

Permanent differences, primarily due to federal taxes paid, expired capital loss carryforward, taxable market discount, nondeductible offering costs, tender option bond adjustments and nondeductible reorganization expenses resulted in reclassifications among the Funds’ components of common share net assets as of October 31, 2015, the Funds’ tax year end, as follows:

	Performance Plus (NPP)	Municipal Advantage (NMA)	Market Opportunity (NMO)	Dividend Advantage (NAD)	Dividend Advantage 2 (NXZ)	Dividend Advantage 3 (NZF)
Paid-in-surplus	$(2,138,299)	$(929,143)	$(2,049,866)	$(303,397)	$(2,719,374)	$(975,908)
Undistributed (Over-distribution of) net investment income	67,438	373,623	130,388	(103,215)	757,585	522,482
Accumulated net realized gain (loss)	2,070,861	555,520	1,919,478	406,612	1,961,789	453,426

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of October 31, 2015, the Funds’ tax year end, were as follows:

	Performance Plus (NPP)	Municipal Advantage (NMA)	Market Opportunity (NMO)	Dividend Advantage (NAD)	Dividend Advantage 2 (NXZ)	Dividend Advantage 3 (NZF)
Undistributed net tax-exempt income[1]	$11,133,131	$2,178,538	$3,489,893	$6,539,866	$2,843,601	$6,678,401
Undistributed net ordinary income[2]	62,560	107,271	128,679	20,848	283,895	209,987
Undistributed net long-term capital gains	—	—	—	—	—	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2015 and paid on November 2, 2015.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

Nuveen Investments	129

Notes to Financial Statements (continued)

The tax character of distributions paid during the Funds’ tax years ended October 31, 2015 and October 31, 2014 was designated for purposes of the dividends paid deduction as follows:

2015	Performance Plus (NPP)	Municipal Advantage (NMA)	Market Opportunity (NMO)	Dividend Advantage (NAD)	Dividend Advantage 2 (NXZ)	Dividend Advantage 3 (NZF)
Distributions from net tax-exempt income[3]	$60,439,545	$31,658,347	$36,751,940	$37,045,191	$24,734,959	$30,017,807
Distributions from net ordinary income[2]	205,133	27,529	27,524	46,663	3,551	61,761
Distributions from net long-term capital gains	—	—	—	—	—	—

2014	Performance Plus (NPP)	Municipal Advantage (NMA)	Market Opportunity (NMO)	Dividend Advantage (NAD)	Dividend Advantage 2 (NXZ)	Dividend Advantage 3 (NZF)
Distributions from net tax-exempt income	$61,923,805	$35,526,436	$37,142,733	$38,142,098	$24,843,540	$32,196,995
Distributions from net ordinary income[2]	37,511	40,632	205,522	719,123	6,316	8,080
Distributions from net long-term capital gains	—	—	—	—	—	—

[2] Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3] The Funds hereby designate these amounts paid during the fiscal year ended October 31, 2015, as Exempt Interest Dividends.

As of October 31, 2015, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Performance Plus (NPP)	Municipal Advantage (NMA)	Market Opportunity (NMO)	Dividend Advantage (NAD)	Dividend Advantage 2 (NXZ)	Dividend Advantage 3 (NZF)
Expiration:
October 31, 2016	$—	$—	$1,398,166	$—	$—	$—
October 31, 2019	310,323	—	3,031,141	—	—	—
Not subject to expiration	12,205,055	11,729,108	23,302,522	10,298,778	10,274,051	4,601,681
Total	$12,515,378	$11,729,108	$27,731,829	$10,298,778	$10,274,051	$4,601,681

During the Funds’ tax year ended October 31, 2015, $1,902,879 of Market Opportunity’s (NMO) capital loss carryforward expired.

During the Funds’ tax year ended October 31, 2015, the following Funds’ utilized capital loss carryforwards as follows:

	Performance Plus (NPP)	Market Opportunity (NMO)	Dividend Advantage 2 (NXZ)
Utilized capital loss carryforwards	$3,827,875	$3,124,044	$2,962,862

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components — a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedules:

Average Daily Managed Assets*	Performance Plus (NPP) Municipal Advantage (NMA) Market Opportunity (NMO) Fund-Level Fee
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3875
For managed assets over $5 billion	0.3750

130	Nuveen Investments

Average Daily Managed Assets*	Dividend Advantage (NAD) Dividend Advantage 2 (NXZ) Dividend Advantage 3 (NZF) Fund-Level Fee
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For managed assets over $2 billion	0.3750

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*	For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of October 31, 2015, the complex-level fee for each Fund was 0.1639%.

The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Borrowing Arrangements

During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. On December 31, 2014, Performance Plus (NPP) utilized $2,665,600 of the Unsecured Credit Line at an annualized interest rate of 1.34% on the Fund’s outstanding balance. The remaining Funds in this report did not draw on this Unsecured Credit Line during the current fiscal period.

During July 2015, the Funds, along with certain other funds managed by the Adviser (“Participating Funds”), established a 364-day, $2.53 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. This credit agreement replaces the Unsecured Credit Line described above. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, along with a number of Nuveen closed-end funds, including all of the Funds covered by this shareholder report. The credit facility expires in July 2016 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, none of the Funds utilized this facility.

Nuveen Investments	131

Additional

Fund Information (Unaudited)

Board of Directors/Trustees
William Adams IV*	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson	William J. Schneider
Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer**	Terence J. Toth

*	Interested Board Member.
**	Will retire from the Funds’ Board of Directors/Trustees effective December 31, 2015

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP Chicago, IL 60601	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NPP	NMA	NMO	NAD	NXZ	NZF
Common shares repurchased	—	37,700	—	—	24,900	17,500

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

132	Nuveen Investments

Glossary of Terms

Used in this Report (Unaudited)

■	Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■	Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■	Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■	Lipper General & Insured Leveraged Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■	Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

Nuveen Investments	133

Glossary of Terms Used in this Report (Unaudited) (continued)

■	Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■	S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■	Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

134	Nuveen Investments

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments	135

Annual Investment

Management Agreement Approval Process (Unaudited)

I.	RENEWAL OF ADVISORY AGREEMENTS

The Board of Directors or Trustees (as the case may be) of each Fund (each, a “Board” and each Director or Trustee, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the respective Fund and determining whether to continue such Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Following an initial term with respect to each Fund upon its commencement of operations, the Board is required to consider the continuation of the Advisory Agreements on an annual basis pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, at an in-person meeting held on May 11-13, 2015 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Funds.

Since the approval of the Advisory Agreements at the May Meeting, the Adviser has proposed (and the Board, as applicable, has approved) the reorganizations (the “Reorganizations”) of Nuveen Municipal Advantage Fund, Inc. (the “Municipal Advantage Fund”), Nuveen Dividend Advantage Municipal Fund 2 (the “Dividend Advantage Fund 2”) and Nuveen Premium Income Municipal Fund 4, Inc. into Nuveen Dividend Advantage Municipal Fund 3 (the “Dividend Advantage Fund 3”) and certain proposals which, among other things, proposed certain investment policy changes which would provide the Dividend Advantage Fund 3 with an expanded investment mandate. In connection with the proposed changes, the Adviser proposed on behalf of the Dividend Advantage Fund 3 a new advisory agreement between such Fund and the Adviser (the “New Investment Management Agreement”) and a new sub-advisory agreement between the Adviser and the Sub-Adviser (the “New Sub-Advisory Agreement” and, together with the New Investment Management Agreement, the “New Advisory Agreements”), and the Board of the Dividend Advantage Fund 3 was asked to consider the approval of the New Advisory Agreements. Accordingly, at an in-person meeting held on August 24, 2015 (the “August Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the New Advisory Agreements for the Dividend Advantage Fund 3 and recommended that shareholders of the Dividend Advantage Fund 3 approve the New Advisory Agreements. As of December 1, 2015, the requisite related shareholder approvals pertains to the New Advisory Agreement for the Dividend Advantage Fund 3 were pending and, as of such date, the New Advisory Agreements were not yet effective. The remainder of this Part I relates to the Board’s approval at the May Meeting of the existing Advisory Agreements. The discussion of the approval at the August Meeting of the New Advisory Agreements for the Dividend Advantage Fund 3 is set forth in Part II below.

In preparation for its considerations at the May Meeting, the Board received in advance of the meeting extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, including, among other things, the nature, extent and quality of services provided by the Adviser and Sub-Adviser (the Adviser and Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser”); Fund performance including performance assessments against peers and the appropriate benchmark(s); fee and expense information of the Funds compared to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and profitability information of the Fund Advisers as described in further detail below. As part of its annual review, the Board also held a separate meeting on April 14-15, 2015 to review the Funds’ investment performance and consider an analysis by the Adviser of the Sub-Adviser which generally evaluated the Sub Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, and the performance of the Funds, and any significant changes to the foregoing. During the review, the Independent Board Members asked questions of and requested additional information from management.

136	Nuveen Investments

The Board considered that the evaluation process with respect to the Fund Advisers is an ongoing process that encompassed the information and knowledge gained throughout the year. The Board, acting directly or through its committees, met regularly during the course of the year and received information and considered factors at each meeting that would be relevant to its annual consideration of the Advisory Agreements, including information relating to Fund performance; Fund expenses; investment team evaluations; and valuation, compliance, regulatory and risk matters. In addition to regular reports, the Adviser provided special reports to the Board to enhance the Board’s understanding on topics that impact some or all of the Nuveen funds and the Adviser (such as presentations on risk and stress testing; the new governance, risk and compliance system; cybersecurity developments; Nuveen fund accounting and reporting matters; regulatory developments impacting the investment company industry and the business plans or other matters impacting the Adviser). The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

The Board had created several standing committees including the Open-End Funds Committee and the Closed-End Funds Committee to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These Committees met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

The Board also continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members made site visits to multiple equity and fixed-income investment teams of the Sub-Adviser in June 2014.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. The Independent Board Members also received a memorandum from independent legal counsel outlining the legal standards for their consideration of the proposed continuation of the Advisory Agreements. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and Fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board took into account all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers; (b) the investment performance of the Funds and Fund Advisers; (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers; (d) the extent of any economies of scale; (e) any benefits derived by the Fund Advisers from the relationship with the Funds; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreements of each Fund. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to each respective Fund. The Board reviewed information regarding, among other things, each Fund Adviser’s organization and business, the types of services that each Fund Adviser or its affiliates provided to the Funds, the performance record of the Funds (as described in further detail below), and any initiatives that had been undertaken on behalf of the closed-end product line. The Board recognized the high quality of services the Adviser had provided to the Funds over the years and the conscientiousness with which the Adviser provided these services. The Board also considered the improved capital structure of Nuveen Investments, Inc. (“Nuveen”) (the parent of the Adviser) following the acquisition of Nuveen by TIAA-CREF in 2014 (the “TIAA-CREF Transaction”).

Nuveen Investments	137

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

With respect to the services, the Board noted the Funds were registered investment companies that operated in a regulated industry and considered the myriad of investment management, administrative, compliance, oversight and other services the Adviser provided to manage and operate the Funds. Such services included, among other things: (a) product management (such as analyzing ways to better position a Nuveen fund in the marketplace, setting dividends; maintaining relationships to gain access to distribution platforms; and providing shareholder communications); (b) fund administration (such as preparing tax returns and other tax compliance services, preparing regulatory filings and shareholder reports; managing fund budgets and expenses; overseeing a fund’s various service providers and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of the funds’ sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing the funds’ sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; evaluating brokerage transactions and securities lending, overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; reporting to the Board on various matters including performance, risk and valuation; and participating in fund development, leverage management, and the developing or interpreting of investment policies and parameters). With respect to closed-end funds, the Adviser also monitored asset coverage levels on leveraged funds, managed leverage, negotiated the terms of leverage, evaluated alternative forms and types of leverage, promoted an orderly secondary market for common shares and maintained an asset maintenance system for compliance with certain rating agency criteria.

In its review, the Board considered information highlighting the various initiatives that the Adviser had implemented or continued during the last year to enhance its services to the Nuveen funds. The Board recognized that some of these initiatives are a result of a multi-year process. In reviewing the activities of 2014, the Board recognized the Adviser’s continued focus on fund rationalization for closed-end funds through mergers, fund closures or repositioning the funds in seeking to enhance shareholder value, reduce costs, improve performance, eliminate fund overlap and better meet shareholder needs. The Board noted the Adviser’s investment in additional staffing to strengthen and improve its services to the Nuveen funds, including with respect to risk management and valuation. The Board recognized that expanding the depth and range of its risk oversight activities had been a major priority for the Adviser in recent years, and the Adviser continued to add to the risk management team, develop additional risk management programs and create committees or other teams designated to oversee or evaluate certain risks, such as liquidity risk, enterprise risk, investment risk and cybersecurity risk. The Adviser had also continued to add to the valuation team, launched its centralized securities valuation system which is intended to provide for uniform pricing and reporting across the complex as the system continues to develop, continued to refine its valuation analysis and updated related policies and procedures and evaluated and assessed pricing services. The Board considered the Adviser’s ongoing investment in information technology and operations and the various projects of the information technology team to support the continued growth and complexity of the Nuveen funds and increase efficiencies in their operations. The Board also recognized the Adviser’s strong commitment to compliance and reviewed information reflecting the compliance group’s ongoing activities to enhance its compliance system and refine its compliance procedures as well as the Chief Compliance Officer’s report regarding the compliance team, the initiatives the team had undertaken in 2014 and proposed for 2015, the compliance functions and reporting process, the record of compliance with the policies and procedures and its supervision activities of other service providers.

With respect to the closed-end funds, the Board recognized the extensive resources, expertise and efforts required to oversee and manage the various forms of leverage utilized by various funds, including the development of new forms of leverage to achieve cost savings and/or broaden the array of leverage structures available to the closed-end funds, the development of enhanced reports analyzing the impact of leverage on performance, and the development of new forms of tender option bond

138	Nuveen Investments

structures to address new regulatory requirements. The Board also noted the Adviser’s continued capital management services conducting share repurchases and/or share issuances throughout the year and monitoring market conditions to capitalize on opportunities for the closed-end funds. The Board further recognized the Adviser’s use of data systems to more effectively solicit shareholder participation when seeking shareholder approvals and to monitor flow trends in various closed-end funds. The Board considered Nuveen’s continued commitment to supporting the closed-end fund product line by providing an extensive investor relations program that encompassed, among other things, maintaining and enhancing the closed-end fund website; participating in conferences and education seminars; enhancing the ability for investors to access information; preparing educational materials; and implementing campaigns to educate financial advisers and investors on topics related to closed-end funds and their strategies.

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Funds. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. In considering the Sub-Advisory Agreements and supplementing its prior knowledge, the Board considered a current report provided by the Adviser analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, investment approach, organization and history, and assets under management, and the investment performance of each Fund.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Funds under each respective Advisory Agreement were satisfactory.

B.	The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the applicable investment team. The Board reviewed, among other things, each Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three-and five-year periods ending December 31, 2014, as well as performance information reflecting the first quarter of 2015. The Independent Board Members also recognized the importance of the secondary market trading levels for the closed-end fund shares and therefore devoted significant time and focus evaluating the premium and discount levels of the closed-end funds at each of the quarterly meetings throughout the year. At these prior meetings as well as the May Meeting, the Board reviewed, among other things, the respective closed-end fund’s premium or discount to net asset value as of a specified date and over various periods as well as in comparison to the premium/discount average in its Lipper peer category. At the May Meeting and/or prior meetings, the Board also reviewed information regarding the key economic, market and competitive trends affecting the closed-end fund market and considered any actions periodically proposed by the Adviser to address the trading discounts of certain funds. The Independent Board Members considered the evaluation of the premium and discount levels of the closed-end funds (either at the Board level or through the Closed-End Funds Committee) to be a continuing priority in their oversight of the closed-end funds. In its review, the Board noted that it also reviewed Fund performance results at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund would vary depending on when such shareholder invested in the fund, the class held (if multiple classes are offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

•	The Board recognized that the funds in the Performance Peer Group may differ somewhat from the Nuveen fund with which it is being compared and due to these differences, performance comparisons between certain of the Nuveen funds and their Performance Peer Groups may be inexact and the relevancy limited. The Board considered that management had classified the Performance Peer Group as low, medium and high in relevancy. The Board took the analysis of the relevancy of the Performance Peer Group into account when considering the comparative performance data. The Board also considered comparative performance of an applicable benchmark. While the Board was cognizant of the relative performance of a Fund’s peer set and/or benchmark(s), the Board evaluated Fund performance in light of the respective Fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the Fund with its peers and/or benchmarks result in differences in performance results. Further, for funds that utilized leverage, the Board understood that leverage during different periods could provide both benefits and risks to a portfolio as compared to an unlevered benchmark.
With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data, the Independent Board Members noted the following with respect to the Funds:

For Nuveen Performance Plus Municipal Fund, Inc. (the “Performance Plus Fund”), the Board noted that the Fund ranked in its Performance Peer Group in the second quartile in the one- and three-year periods and the third quartile in the five-year period and outperformed its benchmark in the one-, three- and five-year periods.

For the Municipal Advantage Fund, the Board noted that the Fund ranked in its Performance Peer Group in the third quartile for the one-, three- and five-year periods and outperformed its benchmark in each of such periods.

For Nuveen Municipal Market Opportunity Fund, Inc. (the “Municipal Market Fund”), the Board noted that the Fund ranked in its Performance Peer Group in the second quartile for the one- and three-year periods and the third quartile in the five-year period and outperformed its benchmark in the one-, three- and five-year periods.

For Nuveen Dividend Advantage Municipal Fund (the “Dividend Advantage Fund”), the Board noted that the Fund ranked in its Performance Peer Group in the third quartile in the one-, three- , and five-year periods and outperformed its benchmark in each of such periods.

For the Dividend Advantage Fund 2, the Board noted that, although the Fund ranked in its Performance Peer Group in the fourth quartile in the one-year period, the Fund ranked in the second quartile in the three-year period and the third quartile in the five-year period and outperformed its benchmark in the one-, three- and five-year periods.

For the Dividend Advantage Fund 3, the Board noted that the Fund ranked in its Performance Peer Group in the third quartile for the one-, three- and five-year periods and outperformed its benchmark in each of such periods.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund (expressed as a percentage of average net assets) in absolute terms and in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) selected by an independent third-party fund data provider. The Independent Board Members reviewed the methodology regarding the construction of the Peer Universe for each Fund. The Board reviewed, among other things, such Fund’s

140	Nuveen Investments

gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the average and median fee and expense levels of the Peer Universe. The Board noted that the net total expense ratios paid by investors in the Funds were the most representative of an investor’s net experience.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; the differences in the type and use of leverage (with respect to closed-end funds); and differences in services provided can impact the comparative data limiting the usefulness of the data to help make a conclusive assessment of the Funds’ fees and expenses.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses (excluding leverage costs and leveraged assets for the closed-end funds), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the majority of the Nuveen funds had a net expense ratio near or below their peer average.

The Board noted that the Municipal Advantage Fund, the Dividend Advantage Fund, the Dividend Advantage Fund 2 and the Dividend Advantage Fund 3 each had a net management fee and net expense ratio that were below or in line with the peer average, and the Municipal Market Fund and the Performance Plus Fund each had a slightly higher net management fee than the peer average but a net expense ratio that was in line with the peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

The Board considered information regarding the fees a Fund Adviser assessed to the Nuveen funds compared to that of other clients as described in further detail below. With respect to municipal funds, such other clients of a Fund Adviser may include municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Sub-Adviser.

The Board recognized that each Fund had an affiliated sub-adviser and therefore the overall Fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the Sub-Adviser. In reviewing the nature of the services provided by the Adviser, including through its affiliated sub-advisers, the Board considered the range of advisory fee rates for retail and institutional managed accounts advised by Nuveen-affiliated sub-advisers. The Board also reviewed, among other things, the average fee the affiliated sub-advisers assessed such clients as well as the range of fee rates assessed to the different types of clients (such as retail, institutional and wrap accounts as well as non-Nuveen funds) applicable to such sub-advisers.

In reviewing the comparative information, the Board also reviewed information regarding the differences between the Funds and the other clients, including differences in services provided, investment policies, investor profiles, compliance and regulatory requirements and account sizes. The Board recognized the breadth of services necessary to operate a registered investment company (as described above) and that, in general terms, the Adviser provided the administrative and other support services to the Funds and, although the Sub-Adviser may provide some of these services, the Sub-Adviser essentially provided the portfolio management services. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Independent Board Members considered the differences in structure and operations of separately managed accounts and hedge funds from registered funds and noted that the range of

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day-to-day services was not generally of the breadth required for the registered funds. Many of the additional administrative services provided by the Adviser were not required for institutional clients or funds sub-advised by a Nuveen-affiliated sub-adviser that were offered by other fund groups. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believed such facts justify the different levels of fees.

3.	Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed, among other things, the adjusted operating margins for Nuveen for the last two calendar years, the revenues, expenses, net income (pre-tax and after-tax) and net revenue margins (pre-tax and after-tax) of Nuveen’s managed fund advisory activities for the last two calendar years, the allocation methodology used by Nuveen in preparing the profitability data and a history of the adjustments to the methodology due to changes in the business over time. The Independent Board Members also reviewed the revenues, expenses, net income (pre-tax and after-tax) and revenue margin (pre-tax and post-tax) of the Adviser and, as described in further detail below, each affiliated sub-adviser for the 2014 calendar year. In reviewing the profitability data, the Independent Board Members noted the subjective nature of cost allocation methodologies used to determine profitability as other reasonable methods could also have been employed but yield different results. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2014. The Independent Board Members recognized that Nuveen’s net revenue margin from advisory activities for 2014 was consistent with 2013. The Independent Board Members also considered the profitability of Nuveen in comparison to the adjusted operating margins of other investment advisers with publicly available data and with comparable assets under management (based on asset size and asset composition) to Nuveen. The Independent Board Members noted that Nuveen’s adjusted operating margins appeared to be reasonable in relation to such other advisers. The Independent Board Members, however, recognized the difficulty of making comparisons of profitability from fund investment advisory contracts as the information is not generally publicly available, the information for the investment advisers that was publicly available may not be representative of the industry and various other factors would impact the profitability data such as differences in services offered, business mix, expense methodology and allocations, capital structure and costs, complex size, and types of funds and other accounts managed.

The Independent Board Members noted this information supplemented the profitability information requested and received during the year and noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes during the year.

The Independent Board Members determined that Nuveen appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds. The Independent Board Members noted the Adviser’s continued expenditures to upgrade its investment technology and increase personnel and recognized the Adviser’s continued commitment to its business to enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. The Independent Board Members also noted that the sub-advisory fees for the Nuveen funds are paid by the Adviser, however, the Board recognized that many of the sub-advisers, including the Sub-Adviser, are affiliated with Nuveen. The Independent Board Members also noted the increased resources and support available to Nuveen as well as an improved capital structure as a result of the TIAA-CREF Transaction.

With respect to the Sub-Adviser, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2014. The Independent Board Members also reviewed profitability analysis reflecting the revenues, expenses and the revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ended December 31, 2014.

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In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on their review, the Independent Board Members determined that the Adviser’s and the Sub-Adviser’s level of profitability was reasonable in light of the respective services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized, and the Independent Board Members considered the extent to which the funds benefit from such economies of scale. Although the Independent Board Members recognized that economies of scale are difficult to measure, the Board recognized that one method to help ensure the shareholders share in these benefits is to include breakpoints in the management fee schedule reducing fee rates as asset levels grow. The Independent Board Members noted that, subject to certain exceptions, the management fees of the funds in the Nuveen complex are generally comprised of a fund-level component and complex-level component. Each component of the management fee for each Fund included breakpoints to reduce management fee rates of the Fund as the Fund grows and, as described below, as the Nuveen complex grows. The Independent Board Members noted that, in the case of closed-end funds, however, such funds may from time-to-time make additional share offerings, but the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. In addition to fund-specific breakpoint schedules which reduce the fee rates of a particular fund as its assets increase, the Independent Board Members recognized that the Adviser also passed on the benefits of economies of scale through the complex-wide fee arrangement which reduced management fee rates as assets in the fund complex reached certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds benefit if these costs were spread over a larger asset base. The Independent Board Members reviewed the breakpoint and complex-wide schedules and the fee reductions achieved as a result of such structures for the 2014 calendar year.

The Independent Board Members further considered that as part of the TIAA-CREF Transaction, Nuveen agreed, for a period of two years from the date of the closing of the TIAA-CREF Transaction, not to increase contractual management fees for any Nuveen fund. The commitment would not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Funds. With respect to closed-end funds, the Independent Board Members noted any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Funds’ portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from research provided by broker-dealers executing portfolio transactions on behalf of the Funds. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that any research received pursuant to soft dollar arrangements by the

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Sub-Adviser may also benefit the Funds and shareholders to the extent the research enhanced the ability of the Sub-Adviser to manage the Funds. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it had to acquire any such research services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.	Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

II.	APPROVAL OF NEW ADVISORY AGREEMENTS FOR THE DIVIDEND ADVANTAGE FUND 3

The Board of the Dividend Advantage Fund 3, including the Independent Board Members, is responsible for approving the investment management agreement between the Dividend Advantage Fund 3 and the Adviser and the sub-advisory agreement between the Adviser and Sub-Adviser on behalf of the Dividend Advantage Fund 3 and their periodic continuation. Pursuant to the 1940 Act, the Board is required to consider the continuation of the investment management and sub-advisory agreements for the Dividend Advantage Fund 3 on an annual basis. Accordingly, at the May Meeting, the Board, including a majority of the Independent Board Members, considered and approved the continuation of the current Investment Management Agreement (the “Current Investment Management Agreement”) and the current Sub-Advisory Agreement (the “Current Sub-Advisory Agreement” and, together with the Current Investment Management Agreement, the “Current Advisory Agreements”) for the Dividend Advantage Fund 3 for an additional one-year period. The discussion of the approval of the Current Advisory Agreements for the Dividend Advantage Fund 3 is set forth in Part I above.

Since the approval of the continuance of the Current Advisory Agreements, the Adviser has proposed the Reorganization of each of the Municipal Advantage Fund, the Dividend Advantage Fund 2 and Nuveen Premium Income Municipal Fund 4, Inc. (collectively, the “Target Funds”) into the Dividend Advantage Fund 3 and certain proposals which, among other things, proposed certain investment policy changes which would provide the Dividend Advantage Fund 3 with an expanded investment mandate that permits the Dividend Advantage Fund 3 to invest up to 55% of its managed assets in lower rated municipal securities. In connection with the proposed changes, the Adviser proposed the New Investment Management Agreement and New Sub-Advisory Agreement, and the Board of the Dividend Advantage Fund 3 was asked to consider the approval of such New Advisory Agreements. Accordingly, at the August Meeting, the Board, including a majority of the Independent Board Members, considered and approved the New Advisory Agreements and recommended that shareholders of the Dividend Advantage Fund 3 approve the New Advisory Agreements.

In connection with their review of the Current Advisory Agreements, the Independent Board Members received extensive information regarding the Adviser and Sub-Adviser including, among other things: the nature, extent and quality of services provided by the Fund Advisers; the organization and operations of the Fund Advisers; a review of the Dividend Advantage Fund 3’s performance (including performance comparisons against the performance of its peer group and appropriate benchmark); a comparison of Dividend Advantage Fund 3 fees and expenses relative to peers; a description and assessment of shareholder services levels for the Dividend Advantage Fund 3; a summary of the performance of certain service providers; a review of fund initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to peers in the managed fund business. The Board considered the knowledge gained at the May Meeting as well as from other meetings and interactions with the Fund Advisers throughout the year in evaluating the New Advisory Agreements.

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At the August Meeting and prior meetings, the Adviser made a presentation to and responded to questions from the Board of the Dividend Advantage Fund 3 regarding the proposed Reorganizations, the expanded investment mandate, and the New Advisory Agreements. Prior to the August Meeting, the Independent Board Members also met privately with their legal counsel to, among other things, review the Board’s duties under the 1940 Act, the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the New Advisory Agreements. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Dividend Advantage Fund 3, including among other factors: (a) the nature, extent and quality of the services to be provided by the Fund Advisers; (b) investment performance, as described below; (c) the advisory fees for the services to be provided to the Dividend Advantage Fund 3 and the profitability of the Fund Advisers; (d) the extent of any anticipated economies of scale; (e) any benefits expected to be derived by the Fund Advisers from their relationships with the Fund; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Dividend Advantage Fund 3’s New Advisory Agreements. The Independent Board Members’ considerations were based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.	Nature, Extent and Quality of Services

In considering the New Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including advisory services and administrative services. As the Adviser and the Sub-Adviser already serve as adviser and sub-adviser, respectively, to the Dividend Advantage Fund 3 as well as other Nuveen funds overseen by the Board Members, the Board of the Dividend Advantage Fund 3 has a good understanding of each Fund Adviser’s organization, operations and personnel.

The Board recognized that the types of investment management services to be provided by the Adviser to the Dividend Advantage Fund 3 under the New Investment Management Agreement will be identical to those currently provided to the Fund under the Current Investment Management Agreement. In this regard, in addition to advisory services, the Independent Board Members have considered the quality and extent of administrative and other non-investment advisory services that the Adviser and its affiliates provide to the Dividend Advantage Fund 3, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Independent Board Members also recognized that the Adviser would oversee the Sub-Adviser. Similarly, the Board recognized that the types of sub-advisory services to be provided by the Sub-Adviser to the Dividend Advantage Fund 3 under the New Sub-Advisory Agreement will be identical to those advisory services currently provided by the Sub-Adviser to the Dividend Advantage Fund 3 under the Current Sub-Advisory Agreement. In this regard, the Independent Board Members noted that the Sub-Adviser was generally expected to supply portfolio investment management services to the Dividend Advantage Fund 3. The Board, however, recognized the increased level of credit research and surveillance required by the Dividend Advantage Fund 3’s expanded investment mandate. The Board is also familiar with the Sub-Adviser’s investment team. The Board noted that a new portfolio manager, who currently serves as the portfolio manager on other Nuveen funds, was expected to become the portfolio manager of the Dividend Advantage Fund 3 following the Reorganizations and would continue to be supported by the same credit team and infrastructure that supports managers of the Sub-Adviser’s dedicated high yield mandate. The Board also recognized that the Sub-Adviser had the capabilities and experience to be able to execute efficiently the required portfolio transition and manage the Dividend Advantage Fund 3’s portfolio under the new investment mandate.

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Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Dividend Advantage Fund 3 under each New Advisory Agreement were satisfactory.

B.	Investment Performance

The Board, including the Independent Board Members, considered the performance history of the Dividend Advantage Fund 3 over various time periods. The Board reviewed the Dividend Advantage Fund 3’s historic investment performance based on net asset value and on market returns for the one-, three- and five-year periods ending June 30, 2015. The Board also reviewed performance data reflecting the Dividend Advantage Fund 3’s trading discount to net asset value. This performance information supplemented the Fund performance information provided to the Board at each of its quarterly meetings, including the May Meeting. At the August Meeting and at prior meetings, the Independent Board Members have recognized the importance of the secondary market trading levels for the closed-end fund shares and therefore have devoted significant time and focus evaluating the premium and discount levels of the Nuveen closed-end funds at each of the quarterly meetings throughout the year. At the prior meetings, the Board reviewed, among other things, the Dividend Advantage Fund 3’s discount to net asset value as of a specified date and over various periods as well as in comparison to the premium/discount average in its Lipper category. The Board considered that the Reorganizations and expanded investment mandate were intended, in part, to provide meaningfully higher net earnings, as a result of the Dividend Advantage Fund 3’s greater allocation of assets to lower rated securities, that may support higher common share distributions. The Board recognized that the past performance of the Dividend Advantage Fund 3 does not necessarily indicate future performance, and that the performance of the Dividend Advantage Fund 3 may be expected to differ from historic results as a result of the expanded investment mandate.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

In evaluating the management fees and expenses that the Dividend Advantage Fund 3 was expected to bear, the Independent Board Members considered, among other things, the Fund’s proposed management fee schedule, the rationale for its proposed fee levels, and its expected expense ratio in absolute terms as well as compared with the fees and expense ratios of comparable funds. Accordingly, the Independent Board Members reviewed, among other things, the proposed gross management fee, the net management fee (after fee waiver) and estimated net total expense ratio for the Dividend Advantage Fund 3, as well as comparative fee and expense data pertaining to the Dividend Advantage Fund 3’s peers in the Lipper category in which the restructured Dividend Advantage Fund 3 was anticipated to be classified (i.e., Lipper High Yield Municipal Fund category). The Independent Board Members also reviewed the proposed fund-level breakpoint schedule and the complex-wide breakpoint schedule (described in further detail below) and the proposed fee waiver expected to be provided.

The Board recognized that the New Investment Agreement provides a higher contractual management fee rate payable at each current fund-level breakpoint level in the Dividend Advantage Fund 3’s fund-level management fee schedule. The Board further noted that the revised fund-level breakpoint schedule includes a new breakpoint in the Dividend Advantage Fund 3’s management fee schedule above $5 billion in assets. The Board also considered that the fund-level fee under the New Investment Management Agreement would be based on “managed assets” as such term is used in the investment management agreements of newer Nuveen municipal closed-end funds and which includes assets attributable to all forms of leverage. The Independent Board Members also considered the fee waiver proposed by the Adviser.

The Independent Board Members further reviewed the proposed sub-advisory fee rate for the Dividend Advantage Fund 3 (as a percentage of the Fund’s management fee net of applicable waivers and reimbursements) and observed that the sub-advisory fee rate the Adviser pays to the Sub-Adviser under the New Sub-Advisory Agreement would be higher than the sub-advisory fee rate under the Current Sub-Advisory Agreement.

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The Board considered the rationale for the revised fee schedule under the New Investment Management Agreement and recognized that it was designed, in part, to reflect the increased level of ongoing credit research and surveillance required in managing the Dividend Advantage Fund 3 under the expanded investment mandate as well as to standardize the Dividend Advantage Fund 3’s New Investment Management Agreement with the investment management agreements of Nuveen’s newer municipal closed-end funds. The Board noted that the Dividend Advantage Fund 3’s proposed net management fee (after fee waiver) was anticipated to be comparable and pro forma net total expense ratio (excluding costs of leverage) was anticipated to be below the average of the Lipper High Yield Municipal Fund category. In addition, the Board compared the proposed fee schedule to the existing fee schedules the Adviser assesses to Nuveen funds that follow a low/medium investment grade mandate and to Nuveen funds that follow a high investment grade mandate and recognized that the proposed management fee schedule for the Dividend Advantage Fund 3 after restructuring was midway between these schedules.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Dividend Advantage Fund 3’s management fees to a Fund Adviser were reasonable in light of the nature, extent and quality of services to be provided to the Fund.

2.	Comparisons with the Fees of Other Clients.

Due to their experience with overseeing the Dividend Advantage Fund 3 and other Nuveen funds, the Independent Board Members were also familiar with the nature of services and fees a Fund Adviser assessed to other types of clients. Such other clients may include municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Sub-Adviser. At the May Meeting, the Board had reviewed the range of advisory fee rates and average fee the Sub-Adviser assessed municipal retail wrap accounts and municipal institutional accounts as well as the effective sub-advisory fee rate assessed the passively managed ETF.

In general terms, the overall management fee paid by the Dividend Advantage Fund 3 can be divided into two components, the fee retained by the Adviser and the fee the Adviser pays to the Sub-Adviser. In general, the fee to the Adviser will reflect, in part, the administrative services it will provide to support the Dividend Advantage Fund 3, and while some administrative services may occur at the sub-adviser level, the sub-advisory fee will generally reflect the portfolio management services provided by the Sub-Adviser. The Board noted that higher fee levels generally reflected higher levels of services provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. In evaluating the comparisons of fees paid by funds compared to other types of clients, the Independent Board Members have noted, at the August Meeting or at prior meetings, that the fee rates charged to a fund (such as the Dividend Advantage Fund 3) and charged to other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Dividend Advantage Fund 3. Accordingly, the Independent Board Members have considered the differences in the product types, including, but not limited to, the services to be provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members have noted, in particular, that the range of services, as described above, to be provided to a fund (such as the Dividend Advantage Fund 3) is much more extensive than that provided to separately managed accounts. Many of the additional administrative services to be provided by the Adviser are not required for institutional clients or funds sub-advised by a Nuveen affiliated sub-adviser. Given the inherent differences in the various products, particularly the extensive services to be provided to the Dividend Advantage Fund 3, the Independent Board Members believe such facts justify the different levels of fees.

3.	Profitability of Fund Advisers

In conjunction with their review of the Current Advisory Agreements at the May Meeting, the Independent Board Members have considered the profitability of Nuveen for its advisory activities and its financial condition. At the May Meeting or at prior meetings, the Independent Board Members reviewed, among other things, the adjusted operating margins for Nuveen for the last

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two calendar years; the revenues, expenses, net income (pre-tax and after-tax) and net revenue margins (pre-tax and after-tax) of Nuveen’s managed fund advisory activities for the last two calendar years; the allocation methodology used in preparing the profitability data; a history of the adjustments to the methodology due to changes in business over time; and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability. The Independent Board Members also reviewed the revenues, expenses, net income (pre-tax and after-tax) and revenue margin (pre-tax and post-tax) of the Adviser and, as described below, the Sub-Adviser for the 2014 calendar year. In reviewing profitability data, the Independent Board Members noted the subjective nature of cost allocation methodologies used to determine profitability as other reasonable methods could also have been employed but yield different results. The Independent Board Members have also considered, at the May Meeting or at prior meetings, the profitability of Nuveen in comparison to the adjusted operating margin of other investment advisers with publicly available data and with comparable assets under management (based on asset size and asset composition) to Nuveen. The Independent Board Members had noted that Nuveen’s adjusted operating margins appeared to be reasonable in relation to such other advisers. The Independent Board Members, however, had recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and various other factors would impact the profitability data such as differences in services offered, business mix, expense methodology and allocations, capital structure and costs, complex size, and types of funds and other accounts managed.

The Independent Board Members had determined that Nuveen appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds. The Independent Board Members had also recognized the Adviser’s continued expenditures to upgrade its investment technology and increase personnel and recognized the Adviser’s continued commitment to its business to enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. The Board recognized that the Adviser would receive additional compensation under the higher management fee rate in the New Investment Advisory Agreement for its services.

With respect to the Sub-Adviser, which is affiliated with Nuveen, the Independent Board Members have previously reviewed its revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2014. The Independent Board Members also had reviewed profitability analysis reflecting the revenues, expenses, and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year 2014. The Board noted that the Adviser would pay an increased portion of the management fee to the Sub-Adviser under the New Sub-Advisory Agreement.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts expected to be paid to a Fund Adviser by the Dividend Advantage Fund 3 as well as indirect benefits (such as soft dollar arrangements), if any, the respective Fund Adviser and its affiliates are expected to receive that are directly attributable to the management of the Dividend Advantage Fund 3. See “Indirect Benefits” below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Dividend Advantage Fund 3.

Based on their review, the Independent Board Members were satisfied that the Adviser’s and Sub-Adviser’s level of profitability was reasonable in light of the respective services to be provided to the Dividend Advantage Fund 3.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. The Independent Board Members therefore considered whether the Dividend Advantage Fund 3 could be expected to benefit from any economies of scale. One method to help ensure that the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the

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Nuveen complex are comprised of a fund-level component and a complex-level component. Accordingly, the Independent Board Members received and reviewed the fund-level breakpoints in the advisory fee schedule as described above that reduce advisory fees as the Dividend Advantage Fund 3’s asset levels increase. The Independent Board Members noted, however, that although closed-end funds may from time to time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios.

In addition to fund-level advisory fee breakpoints, the Board also considered the Dividend Advantage Fund 3’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Dividend Advantage Fund 3, are generally reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members have considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

The Board also recognized that although the contractual management fees of the Dividend Advantage Fund 3 will increase under the New Investment Management Agreement, the Dividend Advantage Fund 3’s larger scale following the Reorganizations is expected to result in lower administrative costs (excluding the costs of leverage), which are anticipated to partially offset any increases in the management fees. Further, the Adviser has agreed to waive a portion of its management fee for a period of one year following the closing of the Reorganizations. The purpose of the waiver is to phase in the new management fee over a period of one year. The waiver is not expected to be continued.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with the Dividend Advantage Fund 3’s shareholders when assets under management increase.

E.	Indirect Benefits

In evaluating fees, the Independent Board Members also considered, among other things, information received at prior meetings regarding potential “fall out” or ancillary benefits that a Fund Adviser or its affiliates may receive as a result of its relationship with the Dividend Advantage Fund 3. In this regard, the Independent Board Members considered whether the Fund Advisers will receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Dividend Advantage Fund 3 for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the Dividend Advantage Fund 3 and other clients. The Fund’s portfolio transactions will be determined by the Sub-Adviser. While the Independent Board Members considered that the Sub-Adviser may benefit from soft dollar arrangements pursuant to which it receives research from brokers, the Board recognized that fixed income securities, such as municipal securities, generally trade on a principal basis that does not generate soft dollar credits.

Based on their review, the Independent Board Members concluded that any indirect benefits expected to be received by a Fund Adviser as a result of its relationship with the Dividend Advantage Fund 3 were reasonable and within acceptable parameters.

F.	Approval

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the New Investment Management Agreement and New Sub-Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services to be provided to the Dividend Advantage Fund 3 and that the New Investment

Nuveen Investments	149

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Management Agreement and New Sub-Advisory Agreement should be and were approved on behalf of the Dividend Advantage Fund 3.

G.	Additional Information

As indicated above, as of December 1, 2015, the Current Advisory Agreements for the Dividend Advantage Fund 3 remain in effect and the requisite related shareholder approvals pertains to the New Advisory Agreements for the Dividend Advantage Fund 3 are still pending.

150	Nuveen Investments

Board

Members & Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at eleven. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

■ WILLIAM J. SCHNEIDER			Chairman of Miller-Valentine Partners, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; an owner in several other Miller Valentine entities; Board Member of Med-America Health System, and WDPR Public Radio station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.
1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	1996 Class III		196

■ JACK B. EVANS			President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III		196

■ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I		196

■ DAVID J. KUNDERT			Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.
1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II		196

Nuveen Investments	151

Board Members & Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

■ JOHN K. NELSON			Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		196

■ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I		196

■ CAROLE E. STONE			Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I		196

■ VIRGINIA L. STRINGER

Board Member, Mutual Fund Directors Forum; non-profit board member; former governance consultant; former owner, and President Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).

1944 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I		196

■ TERENCE J. TOTH			Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II		196

152	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Interested Board Members:

■ WILLIAM ADAMS IV(2)			Senior Executive Vice President, Global Structured Products (since 2010); formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); Executive Vice President of Nuveen Securities, LLC; President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		196

■ THOMAS S. SCHREIER, JR.(2)

Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; Director of Allina Health and a member of its Finance, Audit and Investment Committees: formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).

1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class III		196

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

■ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988		197

■ CEDRIC H. ANTOSIEWICZ			Managing Director of Nuveen Securities, LLC. (since 2004); Managing Director of Nuveen Fund Advisors, LLC (since 2014).
1962 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007		89

■ MARGO L. COOK			Senior Executive Vice President of Nuveen Investments, Inc.; Executive Vice President, Investment Services of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); Co-Chief Executive Officer (since 2015); previously, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Chartered Financial Analyst.
1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009		197

Nuveen Investments	153

Board Members & Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

■ LORNA C. FERGUSON			Managing Director (since 2004) of Nuveen Investments Holdings, Inc.
1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998		197

■ STEPHEN D. FOY			Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.
1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998		197

■ SHERRI A. HLAVACEK			Executive Vice President (since May 2015, formerly, Managing Director) and Controller of Nuveen Fund Advisors, LLC; Managing Director and Controller of Nuveen Commodities Asset Management, LLC; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Controller of Nuveen Asset Management, LLC; Executive Vice President, Principal Financial Officer (since July 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments, Inc.; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments Advisers Inc. and Nuveen Investments Holdings, Inc.; Managing Director, Chief Financial Officer and Corporate Controller of Nuveen Securities, LLC; Vice President, Controller and Treasurer of NWQ Investment Management Company, LLC; Vice President and Controller of Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Certified Public Accountant.
1962 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2015		197

■ WALTER M. KELLY			Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003		197

■ TINA M. LAZAR			Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC.
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002		197

■ KEVIN J. MCCARTHY			Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary, Nuveen Investments, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007		197

■ KATHLEEN L. PRUDHOMME			Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).
1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011		197

154	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

■ JOEL T. SLAGER			Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).
1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013		197

(1)	The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. Ms. Stringer will retire from the Board as of December 31, 2015. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(2)	“Interested person” as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments	155

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed more than $220 billion as of September 30, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com

EAN-B-1015D        12540-INV-Y-12/16

PART C

OTHER INFORMATION

Item 15. Indemnification

Section 4 of Article XII of the Registrant’s Declaration of Trust provides as follows: “Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof. No indemnification shall be provided hereunder to a Covered Person: (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct: (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or (ii) by written opinion of independent legal counsel. The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law. Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, provided that either: (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification. As used in this Section 4, a “Disinterested Trustee” is one (x) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. As used in this Section 4, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.”

The trustees and officers of the Registrant are covered by the Mutual Fund Professional Liability policy in the aggregate amount of $70,000,000 against liability and expenses of claims of wrongful acts arising out of their position with the Registrant and other Nuveen funds, except for matters that involve willful acts, bad faith, gross

C-1

negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of the Registrant or where he or she had reasonable cause to believe this conduct was unlawful). The policy has a $2,500,000 deductible for operational failures and $1,000,000 deductible for all other claims.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits.

(1)(a)	Declaration of Trust of Registrant, dated January 15, 1999, including Certificate of Amendment to the Declaration of Trust, dated April 9, 1999.(1)

(1)(b)	Certificate of Amendment to the Declaration of Trust of Registrant, dated February 10, 2010.(2)

(2)	By-Laws of Registrant, dated November 18, 2009.(1)

(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization is filed as Appendix A to the Joint Proxy Statement/Prospectus constituting Part A of the Registration Statement.

(5)	Not applicable.

(6)(a)	Investment Management Agreement, dated October 1, 2014 is filed herewith.

(6)(b)	Renewal of Investment Management Agreement, dated July 28, 2015 is filed herewith.

(6)(c)	Investment Sub-Advisory Agreement, dated October 1, 2014 is filed herewith.

(6)(d)	Notice of Continuance of Investment Sub-Advisory Agreement, dated July 28, 2015 is filed herewith.

(7)	Not applicable.

(8)	Not applicable.

(9)(a)	Amended and Restated Master Custodian Agreement between the Nuveen Investment Companies and State Street Bank and Trust Company, dated July 15, 2015 is filed herewith.

(9)(b)	Appendix A to Custodian Agreement, dated July 15, 2015, updated as of September 28, 2015 is filed herewith.

(10)	Not applicable.

(11)	Opinion and Consent of Counsel.*

(12)(a)	Form of Opinion and Consent of Vedder Price P.C. supporting the tax matters discussed in the Joint Proxy Statement/Prospectus.*

(12)(b)	Form of Opinion and Consent of Sidley Austin LLP supporting the tax matters discussed in the Joint Proxy Statement/Prospectus.*

C-2

(12)(c)	Form of Opinion and Consent of Stradley Ronon Stevens & Young, LLP supporting the tax matters discussed in the Joint Proxy Statement/Prospectus.*

(13)(a)	Transfer Agency and Service Agreement, dated October 7, 2002.(1)

(13)(b)	Amendment to Transfer Agency and Service Agreement, dated July 15, 2015 is filed herewith.

(13)(c)	Amendment and Schedule A to Transfer Agency and Service Agreement, dated July 20, 2015 is filed herewith.

(13)(d)	Amendment to Transfer Agency and Service Agreement, dated October 29, 2015 is filed herewith.

(14)	Consent of Independent Auditor is filed herewith.

(15)	Not applicable.

(16)	Powers of Attorney are filed herewith.

(17)	Form of Proxy is filed herein and appears following the Joint Proxy Statement/Prospectus constituting Part A of the Registration Statement.

*	To be filed by amendment.
(1)	Filed on January 19, 2010 as an exhibit to the Registrant’s Registration Statement on Form N-2 (File No. 333-164409) and incorporated by reference herein.
(2)	Filed on March 10, 2010 as an exhibit to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-164409) and incorporated by reference herein.

Item 17. Undertakings.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees that executed opinions of counsel supporting the tax matters discussed in the Joint Proxy Statement/Prospectus will be filed with the Securities and Exchange Commission following the closing of the Reorganizations.

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SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, in the City of Chicago and the State of Illinois, on the 11th day of March, 2016.

Nuveen Dividend Advantage Municipal Fund

By:	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity		Date

/s/ Gifford R. Zimmerman Gifford R. Zimmerman	Chief Administrative Officer (principal executive officer)		March 11, 2016

/s/ Stephen D. Foy Stephen D. Foy	Vice President and Controller (principal financial and accounting officer)		March 11, 2016

William J. Schneider*	Chairman of the Board and Trustee	)
)
William Adams IV*	Trustee	)
)
Jack B. Evans*	Trustee	)
		)	By: /s/ Gifford R. Zimmerman Gifford R. Zimmerman Attorney-in-Fact March 11, 2016
William C. Hunter*	Trustee	)
)
David J. Kundert*	Trustee	)
)
John K. Nelson*	Trustee	)
)
Thomas S. Schreier, Jr.*	Trustee	)
)
Judith M. Stockdale*	Trustee	)
)
Carole E. Stone*	Trustee	)
)
Terence J. Toth*	Trustee	)
)
Margaret L. Wolff*	Trustee	)

*	An original power of attorney authorizing, among others, Mark L. Winget, Kevin J. McCarthy and Gifford R. Zimmerman, to execute this registration statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this registration statement is filed, has been executed and is filed herewith as Exhibit 16.

EXHIBIT INDEX

Exhibit No.	Name of Exhibit

(6)(a)	Investment Management Agreement, dated October 1, 2014

(6)(b)	Renewal of Investment Management Agreement, dated July 28, 2015

(6)(c)	Investment Sub-Advisory Agreement, dated October 1, 2014

(6)(d)	Notice of Continuance of Investment Sub-Advisory Agreement, dated July 28, 2015

(9)(a)	Amended and Restated Master Custodian Agreement between the Nuveen Investment Companies and State Street Bank and Trust Company, dated July 15, 2015

(9)(b)	Appendix A to Custodian Agreement, dated July 15, 2015, updated as of September 28, 2015

(13)(b)	Amendment to Transfer Agency and Service Agreement, dated July 15, 2015

(13)(c)	Amendment and Schedule A to Transfer Agency and Service Agreement, dated July 20, 2015

(13)(d)	Amendment to Transfer Agency and Service Agreement, dated October 29, 2015

(14)	Consent of Independent Auditor

(16)	Powers of Attorney